UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31

Date of reporting period: 1/31/18

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared nine semiannual reports to shareholders for the period ended January 31, 2018. The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund, the third report applies to the Short Duration Credit Opportunities Fund, the fourth report applies to the Absolute Return Currency Fund, the fifth report applies to the Fundamental All Cap Core Fund, the sixth report applies to the Fundamental Large Cap Value Fund, the seventh report applies to the Diversified Strategies Fund, and the eight report applies to the Global Absolute Return Strategies Fund.

John Hancock

Technical Opportunities Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was up from historically low levels. While some in the asset management community believe the sell-off will be temporary, it's likely that the era of extremely low volatility is behind us for the time being.

Ultimately, asset prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

The recently passed tax reform legislation appears poised to inject substantial stimulus into U.S. businesses at the same time that industry regulations are being rolled back across large swaths of the economy, including the systemically important financials sector. One moderating factor is the U.S. Federal Reserve's continued tightening of monetary policy. In mid-December, the federal funds rate was lifted by a quarter of a percentage point, the fifth such increase in the current cycle. While rising interest rates alone may not cause the economy to pull back, markets will be closely attuned to any suggestion that policymakers may quicken the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
25	Notes to financial statements
32	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global equities registered a healthy advance

Accelerating economic growth and rising corporate earnings contributed to a steady rally in stock prices.

The fund kept pace with its benchmark

Class A shares delivered a strong double-digit return, excluding sales charges.

Most sector positioning contributed, but individual stock selection detracted

The fund was helped by its overweight position in information technology, but certain holdings in the sector underperformed.

SECTOR COMPOSITION AS OF 1/31/18 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP

Frank L. Teixeira, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the six months ended January 31, 2018?

Global equities generated a total return of 14.52%, as measured by the fund's benchmark, the MSCI All Country World Index. Investors were encouraged by an investment backdrop that featured improving global growth, rising corporate earnings, and continued confidence that the major central banks could maintain a gradual approach to tightening monetary policy.

The December passage of a tax reform package in the United States, which was highlighted by a significant reduction in the corporate tax rate, provided an additional boost to stock prices in the latter part of the period. Growth- and momentum-oriented stocks performed particularly well and outpaced the returns of the more conservative segments of the market.

The market environment was characterized by robust, sustained price trends in many of the top-performing stocks, which worked in favor of the fund. Market leadership broadened across sectors, with improved performance for materials, industrials, and financials. This shift marked a contrast to the technology-driven market that existed earlier in 2017. Geographically, leadership was concentrated within the United States and Japan. While European equities generated strong absolute returns, the region's markets lagged relative to the broad-based global indexes.

What factors influenced performance?

Class A shares of the fund registered a strong total return (excluding sales charges) and outperformed the benchmark. Performance was generally helped by sector allocations. The fund benefited from an overweight in the strong-performing information technology sector and average underweights in consumer staples, utilities, and telecommunication services, all of which trailed the

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       4

"The market environment was characterized by robust, sustained price trends in many of the top-performing stocks, which worked in favor of the fund."
broader index. However, the fund's cash position detracted from results in the rising market. The fund's sector weightings are indicative of the areas of the market where we found securities exhibiting favorable price trends.

The benefit of positive sector allocation was offset somewhat by the impact of stock selection. Positive selection in the industrials, consumer discretionary, and financials sectors was outweighed by weaker selection in information technology and materials.

At the individual stock level, the largest detractors were Advanced Micro Devices, Inc., Tesla, Inc., and The Trade Desk, Inc., all of which lost ground despite the rally in the broader market. We bought Tesla and The Trade Desk during the course of the period, and we eliminated all three positions prior to the end of January.

On the positive side, Harmonic Drive Systems Inc., a maker of components used in industrial robotics that benefited from the growth in manufacturing automation, was the top performer in industrials, with XPO Logistics, Inc. (U.S.) and Daifuku Company, Ltd. (Japan) also contributing to the sector. We sold Daifuku prior to period end.

Geely Automobile Holdings, Ltd.—a China-based automotive manufacturing company—was the largest contributor in consumer discretionary, followed by Melco Resorts & Entertainment Ltd. (Hong Kong). We sold Geely, but continued to hold Melco as of the end of the period.

COUNTRY COMPOSITION AS OF 1/31/18 (%)

United States	68.3
Japan	13.4
China	6.6
Hong Kong	2.9
Brazil	2.8
Canada	1.6
Other countries	4.4
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       5

"Following a long stretch of healthy gains, the world equity markets experienced negative performance and increased volatility after the close of the reporting period."

In financials, top performers included the U.S. companies Interactive Brokers Group, Inc. and World Acceptance Corp. In health care, Kite Pharma, Inc., a U.S. clinical-stage biopharmaceutical company that was bought out by Gilead Sciences, Inc., was one of the fund's leading individual contributors. We sold Kite from the portfolio on the tender offer, and the fund did not hold a position in Gilead.

How would you characterize the fund's positioning at the end of the period?

The fund finished January with overweights in consumer discretionary and utilities, which marked a shift from underweight allocations six months ago. It remained overweight in information technology, but we pared back the position to finance increased weightings in sectors that emerged as leaders. The fund closed the period with a weighting of 21.2% in technology stocks, down from a peak of about 60% in late 2016.

In contrast, financials shifted from being a significant underweight late in 2016 to become the fund's largest absolute sector weighting, at 21.4% of net assets as of period end. The fund was overweight in industrials and consumer discretionary, with some exposure to retail within the latter category despite some investor concerns about the industry.

TOP 10 HOLDINGS AS OF 1/31/18 (%)

Nintendo Company, Ltd.	2.8
The Charles Schwab Corp.	2.6
TD Ameritrade Holding Corp.	2.5
Comerica, Inc.	1.8
Sony Corp.	1.7
Bank of America Corp.	1.6
WEC Energy Group, Inc.	1.5
Xcel Energy, Inc.	1.5
Alphabet, Inc., Class A	1.4
Weibo Corp., ADR	1.3
TOTAL	18.7
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       6

At the regional level, we increased the fund's overweight in the United States and boosted the size of its allocation to Japan, financing these increases by reducing the fund's positions in certain emerging markets and European countries. The fund is positioned more globally than in years past, as we see leadership broadening outside of the United States. As always, we continued to scour the world for emerging trends and leading stocks.

Following a long stretch of healthy gains, the world equity markets experienced negative performance and increased volatility after the close of the reporting period. An interval of weaker returns was within expectations given the extent of the prior rally, although the velocity of the decline was quicker than we would have anticipated. While we believe this represented a normal correction given the continued strength in the longer-term trend, we also expect that volatility will remain elevated compared with the unusually low levels of 2017.

MANAGED BY

Frank L. Teixeira, CMT, CFA On the fund since 2009 Investing since 1989
David Lundgren, CMT, CFA On the fund since 2017 Investing since 1988

The views expressed in this report are exclusively those of Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	28.20	12.66	9.08	9.53	81.51	109.29
Class C2	32.85	13.25	9.42	13.84	86.33	114.93
Class I3	35.26	14.17	10.11	15.46	93.98	126.69
Class R6[2,3]	35.41	13.91	9.79	15.51	91.75	121.18
Class NAV[3]	35.44	14.33	10.28	15.53	95.32	129.66
Index†	28.15	11.61	11.56	14.52	73.21	153.41

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6*	Class NAV
Gross/Net (%)	1.29	1.99	0.96	0.88	0.86

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	21,493	21,493	25,341
Class I3	8-3-09	22,669	22,669	25,341
Class R6[2,3]	8-3-09	22,118	22,118	25,341
Class NAV[3]	8-3-09	22,966	22,966	25,341

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14; Class R6 shares were first offered on 2-13-17. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,153.00	$6.89	1.27%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.46	1.27%
Class C	Actual expenses/actual returns	1,000.00	1,148.00	10.67	1.97%
	Hypothetical example for comparison purposes	1,000.00	1,015.30	10.01	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,154.60	5.32	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.99	0.98%
Class R6	Actual expenses/actual returns	1,000.00	1,155.10	4.78	0.88%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	1,155.30	4.73	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.43	0.87%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Shares	Value
Common stocks 96.5%		$527,764,086
(Cost $450,368,451)
Consumer discretionary 17.8%		97,085,422
Auto components 0.7%
Stanley Electric Company, Ltd.	96,594	3,931,852
Automobiles 0.9%
BYD Company, Ltd., H Shares (A)	523,128	4,922,037
Diversified consumer services 0.7%
Estacio Participacoes SA	314,586	3,457,238
Hotels, restaurants and leisure 4.3%
Galaxy Entertainment Group, Ltd.	439,315	3,875,587
International Game Technology PLC	117,739	3,422,673
Melco Resorts & Entertainment, Ltd., ADR	231,905	6,906,131
Sands China, Ltd.	373,535	2,219,799
The Wendy's Company	160,327	2,594,091
Wingstop, Inc. (A)	87,975	4,254,471
Household durables 2.2%
LG Electronics, Inc.	27,616	2,649,085
Sony Corp.	193,835	9,296,533
Internet and direct marketing retail 3.0%
Amazon.com, Inc. (B)	1,871	2,714,615
JD.com, Inc., ADR (B)	83,553	4,113,314
Wayfair, Inc., Class A (B)	59,777	5,500,082
Zalando SE (B)	71,999	4,220,004
Media 0.9%
CyberAgent, Inc. (A)	117,064	5,090,611
Multiline retail 0.7%
Ollie's Bargain Outlet Holdings, Inc. (B)	71,939	3,996,211
Specialty retail 1.1%
Floor & Decor Holdings, Inc., Class A (B)	54,746	2,567,587
Sleep Number Corp. (B)	83,836	3,155,587
Textiles, apparel and luxury goods 3.3%
Columbia Sportswear Company	54,363	4,059,285
Lululemon Athletica, Inc. (B)	39,703	3,105,172
Moncler SpA	118,449	3,903,515
Skechers U.S.A., Inc., Class A (B)	109,619	4,515,207
Steven Madden, Ltd. (B)	56,596	2,614,735
Consumer staples 2.5%		13,763,012
Beverages 1.2%
PepsiCo, Inc.	56,217	6,762,905
Personal products 1.3%
Pola Orbis Holdings, Inc.	178,816	7,000,107
12	JOHN HANCOCK Technical Opportunities FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 21.4%		$116,925,994
Banks 7.5%
Bank of America Corp.	275,394	8,812,608
Citigroup, Inc.	70,555	5,537,156
Comerica, Inc.	103,427	9,848,319
SVB Financial Group (B)	10,722	2,643,509
Texas Capital Bancshares, Inc. (B)	49,720	4,713,456
The PNC Financial Services Group, Inc.	34,838	5,505,101
Western Alliance Bancorp (B)	63,489	3,724,265
Capital markets 11.2%
B3 SA - Brasil Bolsa Balcao	340,911	2,792,696
Evercore, Inc., Class A	55,678	5,598,423
Interactive Brokers Group, Inc., Class A	34,216	2,189,482
Morgan Stanley	98,631	5,577,583
Noah Holdings, Ltd., ADR (A)(B)	79,903	3,948,007
TD Ameritrade Holding Corp.	247,636	13,815,612
The Charles Schwab Corp.	268,932	14,344,833
The Goldman Sachs Group, Inc.	20,866	5,589,793
Waddell & Reed Financial, Inc., Class A (A)	195,487	4,496,201
WisdomTree Investments, Inc.	244,233	2,830,660
Consumer finance 1.8%
Credit Acceptance Corp. (A)(B)	14,874	4,904,107
World Acceptance Corp. (B)	44,346	5,235,045
Thrifts and mortgage finance 0.9%
MGIC Investment Corp. (B)	325,178	4,819,138
Health care 11.1%		60,954,794
Biotechnology 6.7%
Adamas Pharmaceuticals, Inc. (A)(B)	74,720	2,827,405
Alnylam Pharmaceuticals, Inc. (B)	41,131	5,346,207
Array BioPharma, Inc. (B)	210,835	3,124,575
Biogen, Inc. (B)	8,925	3,104,204
Bluebird Bio, Inc. (B)	16,257	3,331,059
Blueprint Medicines Corp. (B)	33,877	2,664,426
Editas Medicine, Inc. (B)	159,608	5,827,288
Insmed, Inc. (B)	58,854	1,497,246
Neurocrine Biosciences, Inc. (B)	45,238	3,866,492
Vertex Pharmaceuticals, Inc. (B)	30,857	5,149,108
Health care equipment and supplies 1.0%
Insulet Corp. (B)	73,140	5,597,404
Health care providers and services 0.1%
Teladoc, Inc. (B)	14,553	544,282
Pharmaceuticals 3.3%
Aerie Pharmaceuticals, Inc. (B)	112,913	6,193,278
Pfizer, Inc.	177,128	6,560,821
Sino Biopharmaceutical, Ltd.	2,900,744	5,320,999
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	13

	Shares	Value
Industrials 13.0%		$71,135,432
Aerospace and defense 0.5%
Textron, Inc.	46,683	2,738,892
Air freight and logistics 1.2%
FedEx Corp.	12,463	3,271,288
XPO Logistics, Inc. (B)	32,989	3,115,481
Airlines 1.6%
Delta Air Lines, Inc.	90,059	5,112,649
Southwest Airlines Company	63,580	3,865,664
Construction and engineering 2.3%
Dycom Industries, Inc. (B)	27,602	3,221,429
Granite Construction, Inc.	59,825	3,989,729
MasTec, Inc. (B)	52,553	2,806,330
Quanta Services, Inc. (B)	63,941	2,461,089
Electrical equipment 1.5%
Hubbell, Inc.	19,808	2,692,898
Mitsubishi Electric Corp.	284,521	5,236,362
Machinery 3.9%
FANUC Corp.	16,046	4,355,180
Harmonic Drive Systems, Inc. (A)	81,284	5,597,868
Komatsu, Ltd.	105,530	4,147,591
Oshkosh Corp.	29,521	2,678,145
WEG SA	627,375	4,665,014
Road and rail 2.0%
Knight-Swift Transportation Holdings, Inc.	74,585	3,713,587
Norfolk Southern Corp.	21,248	3,205,898
Rumo SA (B)	951,031	4,260,338
Information technology 21.2%		116,086,978
Communications equipment 0.5%
ViaSat, Inc. (A)(B)	35,004	2,647,002
Electronic equipment, instruments and components 0.4%
AAC Technologies Holdings, Inc.	137,971	2,286,123
Internet software and services 9.9%
58.com, Inc., ADR (B)	48,894	3,905,653
Alibaba Group Holding, Ltd., ADR (B)	28,764	5,876,198
Alphabet, Inc., Class A (B)	6,558	7,752,999
CoStar Group, Inc. (B)	17,711	6,129,954
Match Group, Inc. (A)(B)	119,349	4,170,054
MercadoLibre, Inc.	7,807	3,022,090
Okta, Inc. (B)	88,971	2,620,196
Shopify, Inc., Class A (A)(B)	34,799	4,451,488
Weibo Corp., ADR (A)(B)	55,029	7,130,108
Yandex NV, Class A (B)	132,303	5,124,095
YY, Inc., ADR (B)	27,754	3,690,172
14	JOHN HANCOCK Technical Opportunities Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services 3.7%
Automatic Data Processing, Inc.	45,273	$5,597,101
GMO Payment Gateway, Inc.	69,995	6,158,764
PayPal Holdings, Inc. (B)	46,378	3,956,971
Worldpay, Inc., Class A (B)	57,571	4,623,527
Semiconductors and semiconductor equipment 0.7%
NVIDIA Corp.	16,027	3,939,437
Software 6.0%
Atlassian Corp. PLC, Class A (B)	48,963	2,643,512
HubSpot, Inc. (A)(B)	36,152	3,508,552
LINE Corp. (B)	94,001	4,451,637
Nintendo Company, Ltd.	33,519	15,181,247
salesforce.com, Inc. (B)	24,451	2,785,213
Zendesk, Inc. (B)	115,132	4,434,885
Materials 2.8%		15,216,601
Chemicals 1.4%
Asahi Kasei Corp.	220,461	2,892,446
DowDuPont, Inc.	35,234	2,662,986
GCP Applied Technologies, Inc. (B)	62,731	2,095,215
Containers and packaging 1.1%
International Paper Company	64,803	4,073,517
WestRock Company	31,857	2,122,632
Metals and mining 0.3%
Yamana Gold, Inc.	398,199	1,369,805
Utilities 6.7%		36,595,853
Electric utilities 4.0%
Eversource Energy	104,484	6,591,896
FirstEnergy Corp.	124,683	4,102,071
NextEra Energy, Inc.	17,196	2,724,190
Xcel Energy, Inc.	179,922	8,211,640
Multi-utilities 2.7%
Ameren Corp.	117,395	6,648,079
WEC Energy Group, Inc.	129,362	8,317,977

	Yield (%)	Shares	Value
Securities lending collateral 6.2%			$33,870,773
(Cost $33,866,752)
John Hancock Collateral Trust (C)	1.4720(D)	3,385,351	33,870,773

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	15

	Par value^	Value
Short-term investments 6.5%		$35,500,000
(Cost $35,500,000)
Repurchase agreement 6.5%		35,500,000
Bank of America Tri-Party Repurchase Agreement dated 1-31-18 at 1.360% to be repurchased at $35,501,341 on 2-1-18, collateralized by $35,282,196 Government National Mortgage Association, 3.500% due 12-20-42 (valued at $36,210,000, including interest)	35,500,000	35,500,000

Total investments (Cost $519,735,203) 109.2%	$597,134,859
Other assets and liabilities, net (9.2%)	(50,498,138)
Total net assets 100.0%	$546,636,721

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 1-31-18.
(B)	Non-income producing security.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 1-31-18.
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $524,490,185. Net unrealized appreciation aggregated to $72,644,674, of which $74,364,651 related to gross unrealized appreciation and $1,719,977 related to gross unrealized depreciation.
16	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $485,868,451) including $32,689,350 of securities loaned	$563,264,086
Affiliated investments, at value (Cost $33,866,752)	33,870,773
Total investments, at value (Cost $519,735,203)	597,134,859
Cash	60,723
Foreign currency, at value (Cost $78)	79
Receivable for investments sold	20,724,334
Receivable for fund shares sold	19,439
Dividends and interest receivable	342,853
Receivable for securities lending income	87,709
Other receivables and prepaid expenses	58,790
Total assets	618,428,786
Liabilities
Payable for investments purchased	18,746,083
Payable for fund shares repurchased	19,010,475
Payable upon return of securities loaned	33,932,799
Payable to affiliates
Accounting and legal services fees	22,978
Transfer agent fees	4,065
Trustees' fees	1,318
Other liabilities and accrued expenses	74,347
Total liabilities	71,792,065
Net assets	$546,636,721
Net assets consist of
Paid-in capital	$423,167,622
Accumulated net investment loss	(3,079,628)
Accumulated net realized gain (loss) on investments and foreign currency transactions	49,160,918
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	77,387,809
Net assets	$546,636,721

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($30,951,063 ÷ 2,521,017 shares)[1]	$12.28
Class C ($2,016,245 ÷ 161,774 shares)[1]	$12.46
Class I ($9,982,246 ÷ 780,181 shares)	$12.79
Class R6 ($56,117 ÷ 4,300 shares)	$13.05
Class NAV ($503,631,050 ÷ 38,595,100 shares)	$13.05
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.93

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       17

STATEMENT OF OPERATIONS  For the six months ended 1-31-18 (unaudited)

Investment income
Dividends	$1,778,521
Securities lending	562,695
Interest	239,735
Less foreign taxes withheld	(59,812)
Total investment income	2,521,139
Expenses
Investment management fees	2,288,566
Distribution and service fees	54,623
Accounting and legal services fees	45,044
Transfer agent fees	22,541
Trustees' fees	5,107
State registration fees	38,008
Printing and postage	22,278
Professional fees	41,126
Custodian fees	48,011
Other	13,050
Total expenses	2,578,354
Less expense reductions	(24,083)
Net expenses	2,554,271
Net investment loss	(33,132)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	82,134,881
Affiliated investments	(11,969)
82,122,912
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(945,509)
Affiliated investments	1,878
(943,631)
Net realized and unrealized gain	81,179,281
Increase in net assets from operations	$81,146,149

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($33,132)	($817,635)
Net realized gain	82,122,912	89,842,679
Change in net unrealized appreciation (depreciation)	(943,631)	41,778,348
Increase in net assets resulting from operations	81,146,149	130,803,392
Distributions to shareholders
From net investment income
Class I	(18,713)	—
Class R6[1]	(167)	—
Class NAV	(1,480,157)	—
From net realized gain
Class A	(4,799,850)	(29,210)
Class C	(313,705)	(1,803)
Class I	(1,516,762)	(7,302)
Class R6[1]	(9,657)	—
Class NAV	(80,632,476)	(483,440)
Total distributions	(88,771,487)	(521,755)
From fund share transactions	(25,381,253)	(199,162,342)
Total decrease	(33,006,591)	(68,880,705)
Net assets
Beginning of period	579,643,312	648,524,017
End of period	$546,636,721	$579,643,312
Accumulated net investment loss	($3,079,628)	($1,547,459)

[1]	The inception date for Class R6 shares is 2-13-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       19

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$12.72		$10.38	$14.47	$13.76	$13.15	$9.65
Net investment loss[2]	(0.03)		(0.06)	(0.10)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	1.84		2.41	(2.42)	2.81	2.09	3.58
Total from investment operations	1.81		2.35	(2.52)	2.67	1.95	3.50
Less distributions
From net investment income	—		—	—	—	—	—
From net realized gain	(2.25)		(0.01)	(1.57)	(1.96)	(1.34)	—
Total distributions	(2.25)		(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$12.28		$12.72	$10.38	$14.47	$13.76	$13.15
Total return (%)[3,4]	15.30	[5]	22.65	(18.77)	21.46	14.86	36.27
Ratios and supplemental data
Net assets, end of period (in millions)	$31		$29	$40	$66	$59	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[6]	1.55	1.66	1.67	1.72	1.78
Expenses including reductions	1.27	[6]	1.54	1.65	1.65	1.71	1.78
Net investment loss	(0.40	) [6]	(0.58)	(0.84)	(1.05)	(1.03)	(0.69)
Portfolio turnover (%)	232		375	349	228	306	391

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       20

Class C Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.93		$10.62	$14.86	$14.94
Net investment loss[3]	(0.07)		(0.14)	(0.18)	(0.27)
Net realized and unrealized gain (loss) on investments	1.85		2.46	(2.49)	2.15
Total from investment operations	1.78		2.32	(2.67)	1.88
Less distributions
From net realized gain	(2.25)		(0.01)	(1.57)	(1.96)
Total distributions	(2.25)		(0.01)	(1.57)	(1.96)
Net asset value, end of period	$12.46		$12.93	$10.62	$14.86
Total return (%)[4,5]	14.80	[6]	21.86	(19.32)	14.41	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	[7]	2.25	2.36	3.39	[7]
Expenses including reductions	1.97	[7]	2.24	2.35	2.50	[7]
Net investment loss	(1.09	) [7]	(1.27)	(1.51)	(2.06	) [7]
Portfolio turnover (%)	232		375	349	228	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 8-28-14.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       21

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$13.18		$10.72	$14.84	$14.03	$13.35	$9.77
Net investment loss[2]	(0.01)		(0.02)	(0.07)	(0.10)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	1.89		2.49	(2.48)	2.87	2.13	3.62
Total from investment operations	1.88		2.47	(2.55)	2.77	2.02	3.58
Less distributions
From net investment income	(0.02)		—	—	—	—	—
From net realized gain	(2.25)		(0.01)	(1.57)	(1.96)	(1.34)	—
Total distributions	(2.27)		(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$12.79		$13.18	$10.72	$14.84	$14.03	$13.35
Total return (%)[3]	15.46	[4]	23.05	(18.49)	21.79	15.17	36.64
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$11	$12	$44	$30	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	[5]	1.22	1.34	1.35	1.44	1.48
Expenses including reductions	0.98	[5]	1.22	1.34	1.34	1.43	1.47
Net investment loss	(0.08	) [5]	(0.19)	(0.54)	(0.74)	(0.75)	(0.39)
Portfolio turnover (%)	232		375	349	228	306	391

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       22

Class R6 Shares Period ended	1-31-18	[1]	7-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$13.40		$11.63
Net investment income[3]	—	[4]	0.02
Net realized and unrealized gain on investments	1.93		1.75
Total from investment operations	1.93		1.77
Less distributions
From net investment income	(0.03)		—
From net realized gain	(2.25)		—
Total distributions	(2.28)		—
Net asset value, end of period	$13.05		$13.40
Total return (%)[5]	15.51	[6]	15.22	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	[8]	1.04	[8]
Expenses including reductions	0.88	[8]	1.03	[8]
Net investment income	0.01	[8]	0.37	[8]
Portfolio turnover (%)	232		375	[9]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R6 shares is 2-13-17.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 8-1-16 to 7-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       23

Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$13.40		$10.89	$15.03	$14.16	$13.44	$9.81
Net investment income (loss)[2]	—	[3]	(0.01)	(0.05)	(0.08)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	1.94		2.53	(2.52)	2.91	2.14	3.65
Total from investment operations	1.94		2.52	(2.57)	2.83	2.06	3.63
Less distributions
From net investment income	(0.04)		—	—	—	—	—
From net realized gain	(2.25)		(0.01)	(1.57)	(1.96)	(1.34)	—
Total distributions	(2.29)		(0.01)	(1.57)	(1.96)	(1.34)	—
Net asset value, end of period	$13.05		$13.40	$10.89	$15.03	$14.16	$13.44
Total return (%)[4]	15.53	[5]	23.15	(18.38)	22.02	15.38	37.00
Ratios and supplemental data
Net assets, end of period (in millions)	$504		$538	$594	$758	$783	$606
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	1.12	1.23	1.21	1.22	1.24
Expenses including reductions	0.87	[6]	1.11	1.22	1.20	1.21	1.23
Net investment income (loss)	0.02	[6]	(0.10)	(0.41)	(0.59)	(0.54)	(0.16)
Portfolio turnover (%)	232		375	349	228	306	391

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       24

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       25

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$97,085,422	$53,519,161	$43,566,261	—
Consumer staples	13,763,012	6,762,905	7,000,107	—
Financials	116,925,994	114,133,298	2,792,696	—
Health care	60,954,794	55,633,795	5,320,999	—
Industrials	71,135,432	42,873,079	28,262,353	—
Information technology	116,086,978	88,009,207	28,077,771	—
Materials	15,216,601	12,324,155	2,892,446	—
Utilities	36,595,853	36,595,853	—	—
Securities lending collateral	33,870,773	33,870,773	—	—
Short-term investments	35,500,000	—	35,500,000	—
Total investments in securities	$597,134,859	$443,722,226	$153,412,633	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       26

the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of January 31, 2018, the fund loaned common stocks valued at $32,689,350 and received $33,932,799 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       27

line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $1,742.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.800% of the fund's average daily net assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of subadvisory fees.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       28

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to the following for the six months ended January 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$1,257	Class R6	$2
Class C	83	Class NAV	22,336
Class I	405	Total	$24,083

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $23,791 for the six months ended January 31, 2018. Of this amount, $3,902 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,818 was paid as sales commissions to broker-dealers and $4,071 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, CDSCs received by the Distributor amounted to $32 Class C shares, and there were no CDSCs for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       29

includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$44,737	$16,216
Class C	9,886	1,075
Class I	—	5,246
Class R6	—	4
Total	$54,623	$22,541

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	202,272	$2,587,728	263,987	$2,980,663
Distributions reinvested	410,150	4,741,334	2,785	28,935
Repurchased	(387,772)	(5,012,588)	(1,836,758)	(19,907,384)
Net increase (decrease)	224,650	$2,316,474	(1,569,986)	($16,897,786)
Class C shares
Sold	16,303	$210,337	17,293	$197,572
Distributions reinvested	22,791	267,567	139	1,478
Repurchased	(36,525)	(473,873)	(124,480)	(1,344,060)
Net increase (decrease)	2,569	$4,031	(107,048)	($1,145,010)
Class I shares
Sold	122,244	$1,666,121	616,415	$7,044,357
Distributions reinvested	122,533	1,475,300	627	6,735
Repurchased	(279,107)	(3,706,751)	(915,715)	(10,356,649)
Net decrease	(34,330)	($565,330)	(298,673)	($3,305,557)
Class R6 shares[1]
Sold	2	$21	4,299	$50,000
Repurchased	(1)	(13)	—	—
Net increase	1	$8	4,299	$50,000

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       30

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	202,851	$2,737,106	415,301	$4,913,657
Distributions reinvested	6,686,696	82,112,633	44,271	483,440
Repurchased	(8,401,013)	(111,986,175)	(14,850,784)	(183,261,086)
Net decrease	(1,511,466)	($27,136,436)	(14,391,212)	($177,863,989)
Total net decrease	(1,318,576)	($25,381,253)	(16,362,620)	($199,162,342)

1The inception date for Class R6 shares is 2-13-17.

Affiliates of the fund owned 100% shares of Class R6 and Class NAV, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,239,418,150 and $1,319,048,153, respectively, for the six months ended January 31, 2018.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 91.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	44.7%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	22.3%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	18.7%
John Hancock Funds II Alternative Asset Allocation Fund	5.3%

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       31

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       32

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431087	347SA 1/18 3/18

John Hancock

Global Income Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In early February—just after the close of the reporting period—markets around the world experienced a meaningful rise in volatility. Stocks and other risk assets declined as investors reacted to the signs of rising inflation, a prospect that suggested the U.S. Federal Reserve was likely to continue to withdraw stimulus from the financial system. Longer-term yields climbed sharply, as investors sold long-dated U.S. Treasury debt. After significant losses in a matter of days, major indexes reversed course again. It appears that volality will be an issue in 2018.

While some in the asset management community believe the dip in risk assets will be temporary, it's likely that the era of extremely low volatility is behind us for the time being. Ultimately, asset prices of stocks and corporate bonds are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

That said, this kind of market behavior is likely representative of the balancing act investors will face in the year ahead: Continued solid economic growth will lead to normalization of monetary policy, meaning higher borrowing costs and greater headwinds for rate-sensitive securities. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
31	Financial highlights
35	Notes to financial statements
45	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The ICE Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed-market currencies.

The blended index is 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

The JPMorgan EMBI Global Diversified Index is an unmanaged index consisting of traded external debt instruments in the emerging markets, with an outstanding face value of at least $500 million; it limits the weight of index countries with larger debt stocks to maintain diversification.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield and emerging-market bonds advanced

The combination of improving global growth, rising corporate earnings, and robust investor sentiment fueled gains for higher-yielding fixed-income investments.

The fund performed well compared to its blended benchmark

Effective positioning in the emerging markets helped the fund deliver positive relative performance.

Positioning in high yield also added value

Favorable security selection led to modest outperformance for the high-yield bond portfolio.

PORTFOLIO COMPOSITION AS OF 1/31/18 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

How did high-yield and emerging-market bonds perform during the six months ended January 31, 2018?

Both categories produced positive returns thanks to the favorable backdrop of synchronized worldwide growth and elevated investor risk appetites. The ICE Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index gained 3.72% for the period.

The fund's blended benchmark, which is equally weighted between the ICE Bank Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and the J.P. Morgan EMBI Global Diversified Index, returned 2.43%. The two indexes returned 1.93% and 2.92%, respectively.

What factors drove performance in high yield?

High-yield bonds (those rated BB and below) performed reasonably well, albeit with greater volatility than we witnessed through most of 2016 and the early part of 2017. The gain for the high-yield index reflected the combination of improving global growth, rising corporate earnings, and the passage of tax reform late in the period. Together, these factors led to a general strengthening of corporate balance sheets and helped keep the default rate below the historical average. The market was further boosted by healthy investor sentiment, which led to elevated demand for higher-yielding assets. At the same time, however, the upside was capped by yield spreads that remained on the low end of the long-term range.

What were the main drivers of performance for the emerging markets?

The emerging markets gained an outsize benefit from the upturn in global growth, which sparked a rally in commodity prices and led to increased exports from many emerging nations. The improvement in fundamentals, together with the generally attractive valuations in the category, fueled asset inflows and led to a narrowing of yield spreads. Corporate bonds, especially those issued by companies in the energy and mining segments, outperformed amid investors' ongoing search for yield.

What factors had the largest impact on the fund's results?

Positioning in the emerging-market portfolio made a significant contribution to relative performance, as did decisions with regard to the fund's overall asset allocation. Positioning in high yield also contributed, although to a lesser degree than in the emerging markets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       4

After entering the reporting period with roughly equal weightings in the two categories, we gradually increased the fund's position in the emerging markets to a peak of 57.5% on the belief that the asset class offered more attractive valuations and higher sensitivity to accelerating growth. This shift added value by allowing the fund to capture a larger benefit from the category's outperformance. Later in the reporting period, we reduced the allocation to the emerging markets and rotated the proceeds back into high yield, reflecting our efforts to lock in gains on certain positions and reduce exposure to local currency emerging-market bonds. At the close of January, the fund held a lower weighting in high-yield bonds and a higher weighting in the emerging markets than it did six months earlier.

How did the fund's strategy in the emerging markets affect its return?

The fund registered strong returns and exceeded the gain of the broader category by a meaningful margin. Country selection made the largest contribution, with the best results coming from the Europe/Middle East/Africa region. The fund benefited from having an investment in Iraq, where sovereign issues staged a sizable rally in tandem with the recovery in oil prices. Positions in sub-Saharan African nations, particularly Ivory Coast, were also important contributors at a time in which higher-yielding countries generally outperformed. In Europe, the fund was boosted by underweights in Russia and Poland, along with an overweight in Ukraine.

Results in Latin America were also strong, largely as a result of an overweight in Argentina. However, the fund lost some ground by being overweight in Venezuela, whose sovereign debt fell

QUALITY COMPOSITION AS OF 1/31/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       5

sharply in late 2017 amid the growing economic turmoil in the country. The fund also generated modest outperformance in Asia, largely through an underweight in China.

The fund's positions in corporate bonds added value, especially energy-related issues such as Tullow Oil PLC (which we sold before the close of the period) and Petrobras Global Finance BV.

The fund's position in local currency emerging-market debt contributed positively to relative performance, as well. We chose to reduce the size of this allocation in January to take advantage of the category's strong returns.

What other changes did you make in the emerging-market portfolio?

We continued to rotate the portfolio out of certain countries and securities that performed well in order to capitalize on better values elsewhere in the market. For instance, we reduced the size of the fund's allocations to Azerbaijan and Brazil. We redeployed some of the proceeds to Turkey, which we later reduced after the market rallied, and to Ecuador, where we saw favorable developments on the political front.

What aspects of the fund's approach in high yield had the largest impact on results?

Individual security selection was the primary contributor, with the best results occurring in the utilities, energy, chemicals, and technology industries. The fund's position in term loans was a further contributor, as the bonds' adjustable-rate feature fueled demand at a time of rising interest rates. However, the fund gave back some ground through its industry allocations, particularly an overweight in cable/media and an underweight in mining.

How would you characterize the fund's positioning in high yield?

We continued to emphasize individual security selection, with a focus on bonds that stand to benefit from positive industry or company-specific trends. We think this is a more prudent strategy

TOP 10 ISSUERS AS OF 1/31/18 (%)

Republic of Argentina	3.6
Republic of Turkey	3.1
Republic of Ukraine	3.0
Petroleos Mexicanos	2.5
Government of Russia	2.5
Republic of Iraq	2.2
Republic of Ecuador	1.9
Republic of Indonesia	1.7
Government of Dominican Republic	1.7
Republic of Colombia	1.4
TOTAL	23.6
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       6

than one that takes on greater risk or relies too heavily on the direction of the broader market. Although the underpinnings of the market remain healthy due to stronger economic growth and improving corporate fundamentals, we recognize that the risks of a disruption have risen with credit spreads having moved near multi-year lows. We therefore focused on areas that are more defensive and that stand to benefit from merger-and-acquisition activity, the recent changes to the tax law, and/or positive earnings momentum. Conversely, we sought to avoid areas of the market with richer valuations, as well as industries that are experiencing weaker fundamental trends. We believe this risk-conscious approach can help the portfolio participate if high yield continues to post gains, while at the same time mitigating some of the risks that exist following such a long interval of positive returns.

Higher-risk segments of the global fixed-income market have outperformed over the past two years, but it looks as though volatility could reassert itself in 2018 given the lower level of yield spreads and the likelihood that the U.S. Federal Reserve will further tighten monetary policy. We believe our emphasis on country- and security-specific opportunities—and our corresponding efforts to mitigate risk—can continue to add value in this environment.

MANAGED BY

The Global Income Fund is managed by a five person team at Stone Harbor Investment Partners LP.

COUNTRY COMPOSITION AS OF 1/31/18 (%)

United States	43.9
Argentina	3.9
Mexico	3.8
Brazil	3.5
Turkey	3.3
Ukraine	3.0
Russia	2.9
Indonesia	2.5
Iraq	2.2
Ecuador	2.1
Other countries	28.9
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	6-month	5-year	Since inception[2]	as of 1-31-18	as of 1-31-18
Class A	3.56	2.63	5.48	-0.77	13.85	55.28	4.10	4.04
Class I3	8.29	3.78	6.33	3.55	20.37	65.85	4.54	4.48
Class R6[3,4]	8.04	3.50	6.03	3.56	18.75	62.04	4.63	4.56
Class NAV[3]	8.29	3.92	6.45	3.60	21.20	67.49	4.64	4.58
Index 1†	10.86	4.81	7.66	3.72	26.47	83.81	—	—
Index 2†	7.69	5.28	7.85	2.43	29.33	86.54	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4.0%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2017 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6*	Class NAV
Gross (%)	1.25	1.00	0.91	0.89
Net (%)	1.20	0.95	0.86	0.84

*Expenses have been estimated for the first year of operations of the fund's Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the ICE Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a separate index and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I3	11-2-09	16,585	16,585	18,381	18,654
Class R6[3,4]	11-2-09	16,204	16,204	18,381	18,654
Class NAV[3]	11-2-09	16,749	16,749	18,381	18,654

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The ICE Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

The ICE Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

The JPMorgan EMBI Global Diversified Index is an unmanaged index consisting of traded external debt instruments in the emerging markets, with an outstanding face value of at least $500 million, limiting the weight of index countries with larger debt stocks to maintain diversification.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-2-09.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R6 shares were first offered on 8-30-17. Returns prior to this date are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,034.10	$6.31	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%
Class I	Actual expenses/actual returns	1,000.00	1,035.50	5.03	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.99	0.98%
Class R6[2]	Actual expenses/actual returns	1,000.00	1,029.20	3.81	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,017.30	4.48	0.89%
Class NAV	Actual expenses/actual returns	1,000.00	1,036.00	4.46	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.43	0.87%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	The inception date for Class R6 shares is 8-30-17. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 38.9%					$102,208,195
(Cost $99,250,755)
Angola 0.2%					479,795
Republic of Angola Bond (6 month LIBOR + 7.500%) (A)	9.344	07-01-23		444,769	479,795
Argentina 3.6%					9,578,948
Provincia del Chaco Bond	9.375	08-18-24		247,000	254,776
Republic of Argentina
Bond	2.260	12-31-38	EUR	4,993,000	4,473,268
Bond	5.875	01-11-28		420,000	408,660
Bond	6.625	07-06-28		52,000	53,144
Bond	7.820	12-31-33	EUR	3,077,426	4,389,100
Azerbaijan 0.4%					1,080,036
Republic of Azerbaijan
Bond (B)	4.750	03-18-24		490,000	510,335
Bond	4.750	03-18-24		547,000	569,701
Bahrain 0.2%					564,265
Kingdom of Bahrain Bond (B)	7.000	10-12-28		554,000	564,265
Brazil 1.7%					4,356,647
Brazil Minas SPE Bond	5.333	02-15-28		3,122,000	3,168,830
Federative Republic of Brazil
Bond	5.000	01-27-45		681,000	630,947
Bond	10.000	01-01-27	BRL	1,730,000	556,870
Cameroon 0.4%					1,110,963
Republic of Cameroon Bond (B)	9.500	11-19-25		937,000	1,110,963
Colombia 1.4%					3,758,482
Republic of Colombia
Bond	4.000	02-26-24		1,032,000	1,062,960
Bond	4.500	01-28-26		1,111,000	1,178,771
Bond	5.000	06-15-45		855,000	899,460
Bond	10.375	01-28-33		391,000	617,291
Costa Rica 1.0%					2,524,470
Republic of Costa Rica
Bond	4.250	01-26-23		1,297,000	1,258,090
Bond (B)	5.625	04-30-43		86,000	77,830
Bond (B)	7.000	04-04-44		182,000	190,645
Bond	7.158	03-12-45		937,000	997,905
12	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Croatia 0.5%				$1,256,235
Republic of Croatia Bond (B)	5.500	04-04-23	1,153,000	1,256,235
Dominican Republic 1.7%				4,345,776
Government of Dominican Republic
Bond	5.500	01-27-25	473,000	494,285
Bond (B)	5.875	04-18-24	244,000	261,080
Bond	6.600	01-28-24	1,368,000	1,518,480
Bond	6.875	01-29-26	753,000	852,773
Bond (B)	7.450	04-30-44	1,031,000	1,219,158
Ecuador 1.9%				4,902,317
Republic of Ecuador
Bond (B)	7.875	01-23-28	1,382,000	1,403,421
Bond	7.950	06-20-24	1,480,000	1,565,100
Bond (B)	8.875	10-23-27	1,287,000	1,401,221
Bond (B)	9.650	12-13-26	200,000	228,000
Bond (B)	10.750	03-28-22	262,000	304,575
Egypt 0.7%				1,876,652
Arab Republic of Egypt
Bond	6.125	01-31-22	885,000	937,021
Bond (B)	7.500	01-31-27	234,000	261,495
Bond (B)	8.500	01-31-47	592,000	678,136
El Salvador 0.7%				1,696,086
Republic of El Salvador
Bond	5.875	01-30-25	532,000	533,330
Bond	7.375	12-01-19	283,000	297,150
Bond	7.625	02-01-41	168,000	184,380
Bond	8.250	04-10-32	501,000	582,413
Bond (B)	8.250	04-10-32	85,000	98,813
Gabon 0.7%				1,717,981
Republic of Gabon
Bond	6.375	12-12-24	527,000	532,743
Bond (B)	6.375	12-12-24	92,000	92,938
Bond (B)	6.950	06-16-25	1,058,000	1,092,300
Georgia 0.1%				374,899
Republic of Georgia Bond (B)	6.875	04-12-21	343,000	374,899
Ghana 0.6%				1,528,501
Republic of Ghana
Bond	8.125	01-18-26	400,000	441,346
Bond	10.750	10-14-30	798,000	1,087,155
Honduras 0.2%				446,692
Republic of Honduras Bond (B)	6.250	01-19-27	416,000	446,692
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Indonesia 1.7%					$4,446,008
Republic of Indonesia
Bond (B)	3.850	07-18-27		495,000	502,847
Bond	4.125	01-15-25		446,000	459,008
Bond	4.750	01-08-26		1,857,000	1,985,053
Bond	5.250	01-17-42		285,000	313,111
Bond	5.375	10-17-23		400,000	440,535
Bond	6.750	01-15-44		158,000	208,030
Bond	8.250	06-15-32	IDR	6,386,000,000	537,424
Iraq 2.2%					5,836,560
Republic of Iraq
Bond	5.800	01-15-28		4,240,000	4,194,937
Bond (B)	6.752	03-09-23		1,580,000	1,641,623
Ivory Coast 1.0%					2,599,862
Republic of Ivory Coast
Bond (B)	5.125	06-15-25	EUR	390,000	527,214
Bond (B)	5.375	07-23-24		404,000	410,060
Bond (B)	6.125	06-15-33		745,000	762,308
Bond	6.125	06-15-33		394,000	403,461
Bond	6.375	03-03-28		468,000	496,819
Jordan 0.3%					882,833
Kingdom of Jordan
Bond (B)	5.750	01-31-27		222,000	223,471
Bond	5.750	01-31-27		228,000	229,511
Bond	7.375	10-10-47		400,000	429,851
Kenya 0.3%					897,539
Republic of Kenya Bond (B)	6.875	06-24-24		852,000	897,539
Lebanon 0.7%					1,940,786
Republic of Lebanon
Bond	6.100	10-04-22		413,000	412,450
Bond	6.375	03-09-20		948,000	958,515
Bond	6.750	11-29-27		259,000	253,312
Bond	6.850	03-23-27		320,000	316,509
Mexico 0.4%					962,897
Government of Mexico
Bond	3.750	01-11-28		687,000	673,947
Bond	10.000	12-05-24	MXN	4,749,500	288,950
Montenegro 0.1%					295,622
Republic of Montenegro Bond (B)	5.750	03-10-21	EUR	215,000	295,622
Nigeria 0.8%					2,070,319
Federal Republic of Nigeria
Bond (B)	6.375	07-12-23		193,000	205,120
Bond (B)	6.500	11-28-27		1,015,000	1,053,144
14	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Nigeria (continued)
Bond (B)	7.625	11-28-47		423,000	$451,872
Bond (B)	7.875	02-16-32		319,000	360,183
Oman 1.3%					3,433,887
Sultanate of Oman
Bond	3.625	06-15-21		770,000	764,449
Bond (B)	4.125	01-17-23		412,000	406,422
Bond (B)	5.375	03-08-27		432,000	432,861
Bond (B)	5.625	01-17-28		412,000	414,855
Bond (B)	6.500	03-08-47		1,417,000	1,415,300
Panama 0.6%					1,681,045
Republic of Panama
Bond	6.700	01-26-36		493,000	648,788
Bond	8.125	04-28-34		330,000	456,225
Bond	9.375	04-01-29		383,000	576,032
Paraguay 0.3%					751,765
Republic of Paraguay Bond (B)	6.100	08-11-44		658,000	751,765
Peru 0.4%					1,055,835
Republic of Peru Bond	6.550	03-14-37		790,000	1,055,835
Qatar 0.5%					1,353,667
Government of Qatar
Bond (B)	3.250	06-02-26		134,000	127,661
Bond (B)	4.500	01-20-22		1,181,000	1,226,006
Russia 2.5%					6,486,192
Government of Russia
Bond	4.250	06-23-27		1,600,000	1,640,638
Bond	4.750	05-27-26		800,000	850,900
Bond	5.250	06-23-47		1,200,000	1,261,813
Bond	5.625	04-04-42		400,000	447,885
Bond	6.400	05-27-20	RUB	43,590,000	769,716
Bond	7.400	12-07-22	RUB	44,310,000	808,753
Bond	8.150	02-03-27	RUB	37,000,000	706,487
Senegal 0.4%					1,096,855
Republic of Senegal Bond (B)	6.250	05-23-33		1,049,000	1,096,855
South Africa 1.1%					2,907,408
Republic of South Africa
Bond	4.665	01-17-24		640,000	655,414
Bond	4.875	04-14-26		520,000	531,648
Bond	5.875	09-16-25		1,080,000	1,177,740
Bond	6.250	03-31-36	ZAR	8,800,000	542,606
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Sri Lanka 0.3%					$662,823
Republic of Sri Lanka Bond (B)	6.850	11-03-25		606,000	662,823
Turkey 3.1%					8,251,093
Republic of Turkey
Bond	3.250	03-23-23		1,529,000	1,445,303
Bond	5.750	03-22-24		420,000	442,790
Bond	5.750	05-11-47		1,903,000	1,806,899
Bond	6.000	03-25-27		1,757,000	1,846,607
Bond	6.625	02-17-45		644,000	681,893
Bond	6.875	03-17-36		627,000	689,755
Bond	7.000	03-11-19		404,000	420,378
Bond	7.100	03-08-23	TRY	2,364,000	521,211
Bond	7.375	02-05-25		346,000	396,257
Ukraine 3.0%					7,980,896
Republic of Ukraine
Bond (B)	7.375	09-25-32		2,865,000	2,907,236
Bond (B)	7.750	09-01-24		1,288,000	1,393,719
Bond	7.750	09-01-24		632,000	683,897
Bond (B)	7.750	09-01-26		274,000	292,835
Bond	7.750	09-01-26		200,000	213,748
Bond (B)	7.750	09-01-27		1,255,000	1,339,913
GDP-Linked Bond (C)	2.344*	05-31-40		1,694,000	1,149,548
Uruguay 1.1%					2,988,325
Republic of Uruguay Bond	4.375	10-27-27		2,297,000	2,440,563
Republica Orient Uruguay Bond	9.875	06-20-22	UYU	15,000,000	547,762
Venezuela 0.5%					1,222,796
Republic of Venezuela
Bond (D)	7.750	10-13-19		3,664,600	952,796
Bond (D)	9.375	01-13-34		1,000,000	270,000
Zambia 0.3%					804,437
Republic of Zambia
Bond (B)	5.375	09-20-22		89,000	86,613

Bond (B)	8.500	04-14-24		655,000	717,824
Corporate bonds 50.4%					$132,315,714
(Cost $132,722,234)
Argentina 0.3%					719,361
Pampa Energia SA (B)	7.375	07-21-23		242,000	261,612
Pampa Energia SA (B)	7.500	01-24-27		292,000	318,645
Rio Energy SA (B)	6.875	02-01-25		138,000	139,104
Austria 0.0%					97,000
ESAL GmbH (B)	6.250	02-05-23		100,000	97,000
16	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Azerbaijan 0.5%				$1,224,214
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	841,000	860,147
State Oil Company of the Azerbaijan Republic	6.950	03-18-30	316,000	364,067
Bermuda 0.1%				310,783
Geopark, Ltd. (B)	6.500	09-21-24	301,000	310,783
Brazil 1.8%				4,739,760
Brazil Loan Trust 1	5.477	07-24-23	159,753	167,023
Brazil Loan Trust 1 (B)	5.477	07-24-23	1,074,033	1,122,913
Petrobras Global Finance BV (B)	5.999	01-27-28	270,000	272,700
Petrobras Global Finance BV	6.250	03-17-24	752,000	802,760
Petrobras Global Finance BV	7.375	01-17-27	555,000	615,578
Petrobras Global Finance BV	8.750	05-23-26	1,462,000	1,758,786
Canada 1.1%				2,824,418
Cascades, Inc. (B)	5.500	07-15-22	945,000	963,900
Mercer International, Inc. (B)	5.500	01-15-26	440,000	445,500
Mercer International, Inc.	7.750	12-01-22	158,000	168,180
Norbord, Inc. (B)	6.250	04-15-23	540,000	585,900
Quebecor Media, Inc.	5.750	01-15-23	625,000	660,938
Cayman Islands 0.1%				369,000
Gol Finance, Inc. (B)	7.000	01-31-25	369,000	369,000
Chile 0.1%				169,319
Banco del Estado de Chile (B)	3.875	02-08-22	164,000	169,319
China 1.0%				2,525,991
Industrial & Commercial Bank of China, Ltd. (5 Year CMT + 4.382%) (A)(E)	6.000	12-10-19	657,000	679,813
Sinopec Group Overseas Development 2014, Ltd.	4.375	04-10-24	1,414,000	1,472,629
Three Gorges Finance I Cayman Islands, Ltd. (B)	3.150	06-02-26	389,000	373,549
Costa Rica 0.2%				499,550
Banco Nacional de Costa Rica (B)	5.875	04-25-21	485,000	499,550
Ecuador 0.2%				648,124
Petroamazonas EP (B)	4.625	02-16-20	253,000	248,446
Petroamazonas EP (B)	4.625	11-06-20	411,000	399,678
France 0.1%				285,831
SFR Group SA (B)	7.375	05-01-26	290,000	285,831
Germany 0.1%				384,163
Unitymedia GmbH (B)	6.125	01-15-25	365,000	384,163
Indonesia 0.8%				2,179,663
Indo Energy Finance II BV	6.375	01-24-23	110,000	111,774
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Pertamina Persero PT	6.450	05-30-44		1,180,000	$1,402,419
Perusahaan Listrik Negara PT	5.250	10-24-42		650,000	665,470
Ireland 0.5%					1,376,175
Ardagh Packaging Finance PLC (B)	6.000	02-15-25		600,000	619,500
Mallinckrodt International Finance SA (B)	5.625	10-15-23		885,000	756,675
Italy 0.3%					707,944
Wind Tre SpA (B)	5.000	01-20-26		780,000	707,944
Jamaica 0.1%					186,615
Digicel Group, Ltd. (B)	7.125	04-01-22		198,000	186,615
Kazakhstan 0.8%					1,963,530
KazAgro National Management Holding JSC (B)	4.625	05-24-23		402,000	409,115
KazMunayGas National Company JSC (B)	6.375	04-09-21		501,000	541,968
KazMunayGas National Company JSC	7.000	05-05-20		247,000	265,435
KazTransGas JSC (B)	4.375	09-26-27		745,000	747,012
Luxembourg 1.4%					3,664,817
Adecoagro SA (B)	6.000	09-21-27		275,000	270,603
Cosan Luxembourg SA (B)	7.000	01-20-27		230,000	248,814
Dana Financing Luxembourg Sarl (B)	6.500	06-01-26		995,000	1,075,844
Intelsat Jackson Holdings SA	5.500	08-01-23		770,000	604,450
Minerva Luxembourg SA (B)	6.500	09-20-26		398,000	400,866
Rumo Luxembourg Sarl (B)	7.375	02-09-24		163,000	177,874
Trinseo Materials Operating SCA (B)	5.375	09-01-25		865,000	886,366
Malaysia 1.2%					3,019,381
1MDB Global Investments, Ltd.	4.400	03-09-23		3,100,000	3,019,381
Mexico 3.4%					8,896,430
Axtel SAB de CV (B)	6.375	11-14-24		296,000	307,100
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (B)	3.800	08-11-26		758,000	756,105
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26		857,000	854,858
Comision Federal de Electricidad (B)	4.875	01-15-24		295,000	309,013
Petroleos Mexicanos	4.500	01-23-26		191,000	188,135
Petroleos Mexicanos	5.625	01-23-46		981,000	902,520
Petroleos Mexicanos	6.375	02-04-21		1,235,000	1,340,593
Petroleos Mexicanos (B)	6.500	03-13-27		181,000	197,743
Petroleos Mexicanos	6.500	03-13-27		370,000	404,225
Petroleos Mexicanos	6.750	09-21-47		92,000	96,370
Petroleos Mexicanos (B)	6.750	09-21-47		1,689,000	1,769,228
Petroleos Mexicanos	6.875	08-04-26		1,156,000	1,310,326
Petroleos Mexicanos	7.470	11-12-26	MXN	5,380,000	252,876
18	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Mexico (continued)
Petroleos Mexicanos	9.500	09-15-27	154,000	$207,338
Netherlands 0.9%				2,341,830
IHS Netherlands Holdco BV (B)	9.500	10-27-21	307,000	327,344
Marfrig Holdings Europe BV (B)	8.000	06-08-23	232,000	242,672
UPC Holding BV (B)	5.500	01-15-28	380,000	364,564
UPCB Finance IV, Ltd. (B)	5.375	01-15-25	710,000	722,425
Ziggo Secured Finance BV (B)	5.500	01-15-27	690,000	684,825
Russia 0.4%				1,149,775
Sberbank of Russia (5.500% to 2-26-19, then 5 Year CMT + 4.023%) (B)	5.500	02-26-24	1,130,000	1,149,775
Singapore 0.1%				306,315
Eterna Capital Pte, Ltd. (6.000% Cash or PIK)	6.000	12-11-22	254,000	274,955
Indika Energy Capital II Pte, Ltd. (B)	6.875	04-10-22	30,000	31,360
Thailand 0.1%				294,348
PTTEP Treasury Center Company, Ltd. (4.875% to 6-18-19, then 5 Year CMT + 3.177%) (B)(E)	4.875	06-18-19	292,000	294,348
Turkey 0.2%				566,631
Turkiye Garanti Bankasi AS (6.125% to 5-24-22, then 5 Year U.S. Swap Rate + 4.220%) (B)	6.125	05-24-27	396,000	396,313
Turkiye Is Bankasi AS (7.000% to 6-29-23, then 5 Year U.S. Swap Rate + 5.117%) (B)	7.000	06-29-28	169,000	170,318
United Kingdom 0.7%				1,801,748
Ensco PLC	7.750	02-01-26	625,000	621,484
MARB BondCo PLC (B)	6.875	01-19-25	166,000	163,510
Vedanta Resources PLC (B)	6.125	08-09-24	349,000	352,129
Virgin Media Finance PLC (B)	6.000	10-15-24	650,000	664,625
United States 33.5%				87,951,330
AECOM	5.125	03-15-27	700,000	700,875
AK Steel Corp.	7.000	03-15-27	535,000	547,038
Albertsons Companies LLC	6.625	06-15-24	460,000	437,000
Allison Transmission, Inc. (B)	4.750	10-01-27	555,000	552,225
AMC Entertainment Holdings, Inc. (F)	5.750	06-15-25	935,000	911,625
AMC Networks, Inc.	4.750	08-01-25	600,000	599,250
American Woodmark Corp. (B)	4.875	03-15-26	335,000	337,513
Axalta Coating Systems LLC (B)	4.875	08-15-24	325,000	335,563
B&G Foods, Inc.	5.250	04-01-25	460,000	460,575
Beacon Escrow Corp. (B)	4.875	11-01-25	275,000	273,625
Berry Global, Inc. (B)	4.500	02-15-26	270,000	269,244
Block Communications, Inc. (B)	6.875	02-15-25	1,050,000	1,092,000
Boise Cascade Company (B)	5.625	09-01-24	745,000	778,525
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Boyd Gaming Corp.	6.375	04-01-26	360,000	$386,100
BWAY Holding Company (B)	7.250	04-15-25	400,000	417,500
Cablevision Systems Corp.	5.875	09-15-22	1,500,000	1,515,000
Callon Petroleum Company	6.125	10-01-24	490,000	508,375
Calpine Corp.	5.750	01-15-25	1,080,000	1,023,300
CCO Holdings LLC (B)	5.125	05-01-27	715,000	696,424
CCO Holdings LLC (B)	5.500	05-01-26	860,000	877,200
CenturyLink, Inc. (F)	5.625	04-01-25	460,000	424,925
CF Industries, Inc.	5.150	03-15-34	1,140,000	1,149,950
Chobani LLC (B)	7.500	04-15-25	465,000	492,900
Cinemark USA, Inc.	4.875	06-01-23	820,000	830,250
Coeur Mining, Inc.	5.875	06-01-24	795,000	791,025
Commercial Metals Company	5.375	07-15-27	465,000	477,788
Community Health Systems, Inc.	6.250	03-31-23	1,060,000	980,500
Continental Resources, Inc.	4.900	06-01-44	840,000	837,900
Continental Resources, Inc.	5.000	09-15-22	615,000	622,688
Cott Holdings, Inc. (B)	5.500	04-01-25	525,000	534,844
Covanta Holding Corp.	5.875	07-01-25	850,000	864,875
Crown Americas LLC (B)	4.750	02-01-26	550,000	554,125
Dean Foods Company (B)	6.500	03-15-23	555,000	549,450
Diamondback Energy, Inc.	4.750	11-01-24	680,000	689,350
Diamondback Energy, Inc. (B)	5.375	05-31-25	190,000	197,363
DISH DBS Corp.	7.750	07-01-26	2,015,000	2,070,413
Dynegy, Inc. (B)	8.000	01-15-25	1,080,000	1,174,500
Dynegy, Inc. (B)	8.125	01-30-26	360,000	397,008
Eldorado Resorts, Inc.	6.000	04-01-25	425,000	443,594
Encompass Health Corp.	5.750	11-01-24	660,000	673,200
Endo Finance LLC (B)	6.000	02-01-25	745,000	560,151
Energizer Holdings, Inc. (B)	5.500	06-15-25	785,000	804,625
Entegris, Inc. (B)	4.625	02-10-26	655,000	657,456
Envision Healthcare Corp.	5.625	07-15-22	610,000	620,675
Envision Healthcare Corp. (B)	6.250	12-01-24	320,000	338,800
EP Energy LLC	6.375	06-15-23	905,000	604,088
EP Energy LLC (B)	8.000	02-15-25	415,000	327,850
EP Energy LLC	9.375	05-01-20	255,000	242,888
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	385,000	395,106
Frontier Communications Corp.	9.000	08-15-31	1,419,000	925,898
FTS International, Inc.	6.250	05-01-22	450,000	454,500
Gates Global LLC (B)	6.000	07-15-22	705,000	720,863
GenOn Energy, Inc. (D)	9.500	10-15-18	1,305,000	1,060,313
Golden Nugget, Inc. (B)	6.750	10-15-24	580,000	599,575
Griffon Corp. (B)	5.250	03-01-22	335,000	340,863
Griffon Corp.	5.250	03-01-22	725,000	737,688
HCA, Inc.	5.250	06-15-26	340,000	355,572
HCA, Inc.	5.375	02-01-25	710,000	725,975
Hologic, Inc. (B)	4.375	10-15-25	365,000	365,000
20	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Hughes Satellite Systems Corp.	6.625	08-01-26	515,000	$544,613
Jacobs Entertainment, Inc. (B)	7.875	02-01-24	655,000	713,950
JC Penney Corp., Inc.	7.400	04-01-37	635,000	457,200
Kaiser Aluminum Corp.	5.875	05-15-24	645,000	688,538
Laredo Petroleum, Inc.	5.625	01-15-22	640,000	648,000
Levi Strauss & Company	5.000	05-01-25	530,000	548,550
Louisiana-Pacific Corp.	4.875	09-15-24	750,000	771,563
MasTec, Inc.	4.875	03-15-23	870,000	883,050
Matthews International Corp. (B)	5.250	12-01-25	630,000	639,450
MGM Growth Properties Operating Partnership LP	4.500	09-01-26	565,000	557,938
MGM Resorts International	4.625	09-01-26	500,000	505,000
Murphy Oil Corp.	3.700	12-01-22	335,000	336,256
Murphy Oil Corp.	6.875	08-15-24	415,000	443,286
Nabors Industries, Inc. (F)	5.500	01-15-23	865,000	865,000
NCR Corp.	5.000	07-15-22	325,000	331,598
Nexstar Broadcasting, Inc. (B)	5.625	08-01-24	865,000	893,649
NRG Energy, Inc. (B)	5.750	01-15-28	545,000	545,109
NRG Energy, Inc.	6.250	07-15-22	750,000	777,188
Nuance Communications, Inc.	5.625	12-15-26	830,000	857,722
Oasis Petroleum, Inc.	6.875	03-15-22	800,000	824,000
Park-Ohio Industries, Inc.	6.625	04-15-27	715,000	766,623
PetSmart, Inc. (B)	7.125	03-15-23	480,000	301,800
Pilgrim's Pride Corp. (B)	5.750	03-15-25	415,000	419,150
Pilgrim's Pride Corp. (B)	5.875	09-30-27	230,000	230,575
Pinnacle Entertainment, Inc.	5.625	05-01-24	645,000	690,150
Pinnacle Foods Finance LLC	5.875	01-15-24	725,000	767,637
Plastipak Holdings, Inc. (B)	6.250	10-15-25	705,000	731,438
Platform Specialty Products Corp. (B)	5.875	12-01-25	580,000	589,425
Post Holdings, Inc. (B)	5.000	08-15-26	450,000	439,313
Post Holdings, Inc. (B)	5.500	03-01-25	635,000	654,050
PTC, Inc.	6.000	05-15-24	580,000	617,700
QEP Resources, Inc.	5.250	05-01-23	865,000	882,300
Range Resources Corp.	5.000	03-15-23	740,000	738,150
RBS Global, Inc. (B)	4.875	12-15-25	365,000	369,563
Regal Entertainment Group	5.750	02-01-25	570,000	584,963
Revlon Consumer Products Corp.	5.750	02-15-21	320,000	247,200
Revlon Consumer Products Corp. (F)	6.250	08-01-24	790,000	507,575
Rowan Companies, Inc. (F)	7.375	06-15-25	1,110,000	1,137,406
RSI Home Products, Inc. (B)	6.500	03-15-23	590,000	618,025
RSP Permian, Inc.	5.250	01-15-25	505,000	523,938
Safeway, Inc.	7.250	02-01-31	800,000	688,000
Scientific Games International, Inc. (B)	5.000	10-15-25	765,000	766,913
Seagate HDD Cayman	4.875	06-01-27	1,215,000	1,195,283
SESI LLC	7.125	12-15-21	700,000	717,500
SESI LLC (B)	7.750	09-15-24	325,000	349,375
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Signode Industrial Group Lux SA (B)	6.375	05-01-22	335,000	$348,400
Sinclair Television Group, Inc. (B)	5.625	08-01-24	910,000	937,300
Sirius XM Radio, Inc. (B)	5.000	08-01-27	730,000	724,525
SM Energy Company	5.625	06-01-25	340,000	336,600
SM Energy Company	6.125	11-15-22	650,000	675,188
Southwestern Energy Company	6.700	01-23-25	770,000	783,475
Sprint Capital Corp.	8.750	03-15-32	1,645,000	1,945,213
SPX FLOW, Inc. (B)	5.625	08-15-24	800,000	830,000
Standard Industries, Inc. (B)	5.375	11-15-24	400,000	414,000
Summit Materials LLC	6.125	07-15-23	395,000	407,838
Symantec Corp. (B)	5.000	04-15-25	560,000	571,104
Targa Resources Partners LP	4.250	11-15-23	515,000	508,563
Team Health Holdings, Inc. (B)	6.375	02-01-25	570,000	531,525
TEGNA, Inc.	6.375	10-15-23	430,000	449,286
Tenet Healthcare Corp. (B)	4.625	07-15-24	830,000	815,475
The EW Scripps Company (B)	5.125	05-15-25	505,000	498,688
The Fresh Market, Inc. (B)	9.750	05-01-23	750,000	523,125
T-Mobile USA, Inc.	5.375	04-15-27	540,000	567,000
T-Mobile USA, Inc.	6.500	01-15-26	600,000	650,250
Tribune Media Company	5.875	07-15-22	900,000	925,875
U.S. Concrete, Inc.	6.375	06-01-24	590,000	634,722
Valeant Pharmaceuticals International, Inc. (B)	5.875	05-15-23	875,000	790,125
Valeant Pharmaceuticals International, Inc. (B)	6.500	03-15-22	490,000	513,422
Versum Materials, Inc. (B)	5.500	09-30-24	795,000	842,700
Waste Pro USA, Inc. (B)	5.500	02-15-26	415,000	422,263
Weight Watchers International, Inc. (B)	8.625	12-01-25	745,000	797,150
Welbilt, Inc.	9.500	02-15-24	340,000	384,200
West Corp. (B)	8.500	10-15-25	580,000	571,300
Western Digital Corp. (G)	4.750	02-15-26	305,000	309,003
Whiting Petroleum Corp. (B)	6.625	01-15-26	610,000	624,488
Windstream Services LLC	7.500	04-01-23	523,000	332,105
Wrangler Buyer Corp. (B)	6.000	10-01-25	320,000	330,400
Zayo Group LLC (B)	5.750	01-15-27	930,000	945,159
ZF North America Capital, Inc. (B)	4.750	04-29-25	322,000	331,660
Venezuela 0.4%				1,111,668

Petroleos de Venezuela SA (D)	6.000	05-16-24	4,730,500	1,111,668
Term loans (H) 3.3%				$8,644,119
(Cost $8,558,296)
United States 3.3%				8,644,119
Air Medical Group Holdings, Inc. (3 month LIBOR + 3.250%)	4.943	04-28-22	395,939	399,404
Albea Beauty Holdings SA (3 and 6 month LIBOR + 3.750%)	5.407	04-12-24	601,352	606,866
22	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Avaya, Inc. (1 month LIBOR + 4.750%)	6.309	11-08-24	1,350,000	$1,356,183
Blount International, Inc. (1 month LIBOR + 4.250%)	5.818	04-12-23	711,094	722,208
Filtration Group, Inc. (1 month LIBOR + 3.000%)	4.573	11-21-20	549,847	556,264
Flex Acquisition Company, Inc. (3 month LIBOR + 3.000%)	4.695	12-29-23	499,841	503,200
Gardner Denver, Inc. (3 month LIBOR + 2.750%)	4.443	07-30-24	548,625	550,995
Gates Global LLC (3 month LIBOR + 3.000%)	4.443	04-01-24	494,886	498,415
Lightstone LLC (1 month LIBOR + 4.500%)	6.073	01-30-24	32,248	32,385
Lightstone LLC (1 month LIBOR + 4.500%)	6.073	01-30-24	507,869	510,027
MacDermid, Inc. (1 month LIBOR + 2.500%)	4.073	06-07-20	556,999	560,714
Navistar, Inc. (1 month LIBOR + 3.500%)	5.060	11-02-24	930,000	937,366
Summit Materials LLC (1 month LIBOR + 2.250%)	3.823	11-11-24	330,000	332,888
Vertiv Group Corp. (1 month LIBOR + 4.000%)	5.568	11-30-23	740,941	748,351
Welbilt, Inc. (1 month LIBOR + 2.750%)	4.323	03-03-23	326,000	328,853

	Shares	Value
Common stocks 0.4%		$986,747
(Cost $3,205,975)
United States 0.4%		986,747
Denbury Resources, Inc. (C)	35,700	86,751
Gener8 Maritime, Inc. (C)	20	117

Quiksilver, Inc. (C)(I)	10,027	221,396
Vistra Energy Corp. (C)	34,794	678,483
Rights 0.0%		$55,496
(Cost $296,900)
Tech Corp. (Expiration Date: 12-31-49) (C)(J)	73,994	55,496
Warrants 0.0%		$8,124
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (C)(J)	9,862	7,890
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20; Strike Price $24.00) (C)	3,117	234

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$846
(Cost $0)
United States 0.0%				846
Midstates Petroleum Company, Inc. (C)(I)	10.750	10-01-20	945,000	846

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	23

	Yield (%)	Shares	Value
Securities lending collateral 1.1%			$2,958,837
(Cost $2,958,496)
John Hancock Collateral Trust (K)	1.4720(L)	295,733	2,958,837

	Yield (%)	Maturity date		Par value^	Value
Short-term investments 6.1%					$16,026,879
(Cost $16,028,279)
Foreign government 0.3%					735,615
Egypt Treasury Bill	15.269*	06-19-18	EGP	13,850,000	735,615

	Yield (%)	Shares	Value
Money market funds 5.8%			15,291,264

Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class	1.0323(L)	15,291,264	15,291,264
Total investments (Cost $263,020,935) 100.2%			$263,204,957
Other assets and liabilities, net (0.2%)			(442,237)
Total net assets 100.0%			$262,762,720

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $90,621,770 or 34.5% of the fund's net assets as of 1-31-18.
(C)	Non-income producing security.
(D)	Non-income producing - Issuer is in default.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	A portion of this security is on loan as of 1-31-18.
(G)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(J)	Strike price and/or expiration date not available.
24	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(L)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL INCOME FUND	25

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	9,395,947	USD	2,837,145	Citigroup	2/2/2018	$111,991	—
BRL	229,880	USD	72,451	Citigroup	3/2/2018	—	$(503)
CLP	790,391,200	USD	1,300,349	Citigroup	2/12/2018	10,568	—
EUR	9,037,871	USD	11,232,383	JPMorgan Chase & Co.	2/9/2018	—	(6,755)
MXN	33,583,000	USD	1,808,698	Citigroup	2/28/2018	—	(11,451)
RUB	34,271,322	USD	603,236	JPMorgan Chase & Co.	2/22/2018	4,977	—
USD	2,878,810	BRL	9,166,068	Citigroup	2/2/2018	1,828	—
USD	72,650	BRL	229,880	Citigroup	3/2/2018	703	—
USD	750,000	CLP	449,475,000	Citigroup	2/12/2018	4,516	—
USD	10,921,215	EUR	9,037,871	JPMorgan Chase & Co.	2/9/2018	—	(304,412)
USD	9,770,354	EUR	7,829,700	JPMorgan Chase & Co.	3/9/2018	28,602	—
USD	1,804,131	MXN	33,583,000	Citigroup	2/28/2018	6,885	—
USD	605,019	RUB	34,271,322	JPMorgan Chase & Co.	2/22/2018	—	(3,193)
						$170,070	$(326,314)

Derivatives Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
EUR	Euro
MXN	Mexican Peso
RUB	Russian Ruble
USD	U.S. Dollar
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $264,434,869. Net unrealized depreciation aggregated to $1,386,156, of which $6,757,381 related to gross unrealized appreciation and $8,143,537 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
26	JOHN HANCOCK GLOBAL INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $260,062,439) including $2,874,265 of securities loaned	$260,246,120
Affiliated investments, at value (Cost $2,958,496)	2,958,837
Total investments, at value (Cost $263,020,935)	263,204,957
Foreign currency, at value (Cost $115,687)	114,748
Cash collateral for OTC derivative contracts	260,000
Receivable for investments sold	2,033,493
Receivable for fund shares sold	3,432
Unrealized appreciation on forward foreign currency contracts	170,070
Dividends and interest receivable	3,673,011
Receivable for securities lending income	4,637
Other receivables and prepaid expenses	44,589
Total assets	269,508,937
Liabilities
Payable for investments purchased	2,864,800
Payable for delayed delivery securities purchased	305,000
Unrealized depreciation on forward foreign currency contracts	326,314
Payable for fund shares repurchased	177,112
Payable upon return of securities loaned	2,959,127
Distributions payable	1,709
Payable to affiliates
Accounting and legal services fees	10,461
Transfer agent fees	907
Trustees' fees	839
Other liabilities and accrued expenses	99,948
Total liabilities	6,746,217
Net assets	$262,762,720
Net assets consist of
Paid-in capital	$306,452,352
Accumulated distributions in excess of net investment income	(27,828)
Accumulated net realized gain (loss) on investments and foreign currency transactions, forward foreign currency contracts and swap contracts	(43,695,282)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies and forward foreign currency contracts	33,478
Net assets	$262,762,720

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($9,076,250 ÷ 946,303 shares)[1]	$9.59
Class I ($558,585 ÷ 58,247 shares)	$9.59
Class R6 ($603,090 ÷ 62,879 shares)	$9.59
Class NAV ($252,524,795 ÷ 26,324,234 shares)	$9.59
Maximum offering price per share
Class A (net assets value per share ÷ 96%)[2]	$9.99

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       28

STATEMENT OF OPERATIONS   For the six months ended 1-31-18 (unaudited)

Investment income
Interest	$8,176,679
Securities lending	24,367
Dividends	4,489
Less foreign taxes withheld	(2,232)
Total investment income	8,203,303
Expenses
Investment management fees	1,064,321
Distribution and service fees	10,591
Accounting and legal services fees	21,343
Transfer agent fees	5,145
Trustees' fees	1,898
State registration fees	32,502
Printing and postage	18,756
Professional fees	50,636
Custodian fees	69,231
Other	7,640
Total expenses	1,282,063
Less expense reductions	(79,303)
Net expenses	1,202,760
Net investment income	7,000,543
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,459,410
Affiliated investments	(635)
Forward foreign currency contracts	(584,744)
Swap contracts	1,933
1,875,964
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	485,791
Affiliated investments	268
Forward foreign currency contracts	297,240
Swap contracts	(17,295)
766,004
Net realized and unrealized gain	2,641,968
Increase in net assets from operations	$9,642,511

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       29

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$7,000,543	$18,572,184
Net realized gain	1,875,964	4,092,446
Change in net unrealized appreciation (depreciation)	766,004	1,865,549
Increase in net assets resulting from operations	9,642,511	24,530,179
Distributions to shareholders
From net investment income
Class A	(211,812)	(360,378)
Class I	(25,413)	(76,427)
Class R6	(7,950)	—
Class NAV	(7,021,404)	(18,656,320)
Total distributions	(7,266,579)	(19,093,125)
From fund share transactions	(56,980,441)	(90,136,211)
Total decrease	(54,604,509)	(84,699,157)
Net assets
Beginning of period	317,367,229	402,066,386
End of period	$262,762,720	$317,367,229
Undistributed (accumulated distributions in excess of) net investment income	($27,828)	$238,208

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       30

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.51		$9.35	$9.33	$10.18	$10.09	$10.47
Net investment income[2]	0.23		0.47	0.51	0.49	0.47	0.52
Net realized and unrealized gain (loss) on investments	0.09		0.17	0.03	(0.82)	0.21	(0.21)
Total from investment operations	0.32		0.64	0.54	(0.33)	0.68	0.31
Less distributions
From net investment income	(0.24)		(0.48)	(0.52)	(0.52)	(0.51)	(0.57)
From net realized gain	—		—	—	—	(0.07)	(0.12)
From tax return of capital	—		—	—	—	(0.01)	—
Total distributions	(0.24)		(0.48)	(0.52)	(0.52)	(0.59)	(0.69)
Net asset value, end of period	$9.59		$9.51	$9.35	$9.33	$10.18	$10.09
Total return (%)[3,4]	3.41	[5]	6.98	6.21	(3.34)	6.95	2.85
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$8	$5	$4	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[6]	1.30	1.31	1.51	3.22	7.91
Expenses including reductions	1.23	[6]	1.29	1.30	1.35	1.35	1.34
Net investment income	4.80	[6]	4.96	5.75	5.11	4.65	5.18
Portfolio turnover (%)	44		84	74	63	70	71

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       31

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.51		$9.35	$9.32	$10.17	$10.09	$10.47
Net investment income[2]	0.25		0.49	0.52	0.46	0.50	0.55
Net realized and unrealized gain (loss) on investments	0.08		0.18	0.06	(0.77)	0.20	(0.21)
Total from investment operations	0.33		0.67	0.58	(0.31)	0.70	0.34
Less distributions
From net investment income	(0.25)		(0.51)	(0.55)	(0.54)	(0.53)	(0.60)
From net realized gain	—		—	—	—	(0.07)	(0.12)
From tax return of capital	—		—	—	—	(0.02)	—
Total distributions	(0.25)		(0.51)	(0.55)	(0.54)	(0.62)	(0.72)
Net asset value, end of period	$9.59		$9.51	$9.35	$9.32	$10.17	$10.09
Total return (%)[3]	3.55	[4]	7.31	6.66	(3.07)	7.17	3.17
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$2	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[6]	1.00	1.01	2.24	5.82	16.19
Expenses including reductions	0.98	[6]	0.99	1.00	1.04	1.04	1.02
Net investment income	5.11	[6]	5.15	5.71	4.74	4.92	5.31
Portfolio turnover (%)	44		84	74	63	70	71

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       32

Class R6 Shares Period ended	1-31-18	[1]
Per share operating performance
Net asset value, beginning of period	$9.53
Net investment income[2]	0.20
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.28
Less distributions
From net investment income	(0.22)
Total distributions	(0.22)
Net asset value, end of period	$9.59
Total return (%)[3]	2.92	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	[5]
Expenses including reductions	0.89	[5]
Net investment income	5.03	[5]
Portfolio turnover (%)	44	[6]

[1]	The inception date for Class R6 shares is 8-30-17. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable period.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 8-1-17 to 1-31-18.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       33

Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.51		$9.35	$9.33	$10.18	$10.09	$10.47
Net investment income[2]	0.25		0.50	0.55	0.55	0.52	0.57
Net realized and unrealized gain (loss) on investments	0.09		0.18	0.03	(0.83)	0.20	(0.22)
Total from investment operations	0.34		0.68	0.58	(0.28)	0.72	0.35
Less distributions
From net investment income	(0.26)		(0.52)	(0.56)	(0.57)	(0.54)	(0.61)
From net realized gain	—		—	—	—	(0.07)	(0.12)
From tax return of capital	—		—	—	—	(0.02)	—
Total distributions	(0.26)		(0.52)	(0.56)	(0.57)	(0.63)	(0.73)
Net asset value, end of period	$9.59		$9.51	$9.35	$9.33	$10.18	$10.09
Total return (%)[3]	3.60	[4]	7.43	6.66	(2.85)	7.43	3.30
Ratios and supplemental data
Net assets, end of period (in millions)	$253		$308	$394	$494	$589	$542
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[5]	0.89	0.89	0.85	0.92	0.90
Expenses including reductions	0.87	[5]	0.88	0.88	0.84	0.91	0.90
Net investment income	5.17	[5]	5.32	6.19	5.66	5.18	5.44
Portfolio turnover (%)	44		84	74	63	70	71

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       34

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       35

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$102,208,195	—	$102,208,195	—
Corporate bonds	132,315,714	—	132,315,714	—
Term loans	8,644,119	—	8,644,119	—
Common stocks	986,747	$765,351	—	$221,396
Rights	55,496	—	55,496	—
Warrants	8,124	7,890	234	—
Escrow certificates	846	—	—	846
Securities lending collateral	2,958,837	2,958,837	—	—
Short-term investments	16,026,879	15,291,264	735,615	—
Total investments in securities	$263,204,957	$19,023,342	$243,959,373	$222,242
Derivatives:
Assets
Forward foreign currency contracts	$170,070	—	$170,070	—
Liabilities
Forward foreign currency contracts	(326,314)	—	(326,314)	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       36

on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of January 31, 2018, the fund loaned corporate bonds valued at $2,874,265 and received $2,959,127 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

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Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $1,485.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $9,147,800 and a long-term capital loss carryforward of $34,755,225 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, defaulted bonds, grantor trusts, derivative transactions, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of

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liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $14.4 million to $44.7 million, as measured at each quarter end.

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Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the six months ended January 31, 2018, the fund used CDS as a Seller of protection to gain exposure to a security or credit index and as a substitute for securities purchased. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $600,000 as measured at each quarter end. There were no open CDS as of January 31, 2018.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$170,070	($326,314)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts	Forward foreign currency contracts	Total
Credit	$1,933	—	$1,933
Foreign currency	—	($584,744)	(584,744)
Total	$1,933	($584,744)	($582,811)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts	Forward foreign currency contracts	Total
Credit	($17,295)	—	($17,295)
Foreign currency	—	$297,240	297,240
Total	($17,295)	$297,240	$279,945

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund's average daily net assets, b) 0.770% of the next $500 million of the fund's average daily net assets and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to reduce its management fee by an annual rate of 0.05% of the fund's average daily net assets. This agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to December 1, 2017, to the extent that expenses of Class A and Class I shares exceeded 1.30% and 1.00%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (expense limitation), the Advisor

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       41

contractually agreed to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of each share class exceeds its expense limitation. Expenses mean all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, borrowing cost and short dividend expense.

The expense reductions described above for the six months ended January 31, 2018, amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$2,481	Class NAV	$76,454
Class I	278	Total	$79,303
Class R6	90

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.25% for Class A shares distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets of the fund's Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,389 for the six months ended January 31, 2018. Of this amount, $611 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $3,778 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,591	$4,611
Class I	—	515
Class R6	—	19
Total	$10,591	$5,145

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$5,036,137	3	1.480%	$621

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	185,882	$1,774,482	583,973	$5,485,046
Distributions reinvested	21,127	201,985	36,225	341,228
Repurchased	(117,908)	(1,127,853)	(332,204)	(3,122,813)
Net increase	89,101	$848,614	287,994	$2,703,461
Class I shares
Sold	19,850	$189,522	176,619	$1,666,794
Distributions reinvested	2,647	25,318	8,089	76,261
Repurchased	(95,144)	(900,528)	(308,252)	(2,854,166)
Net decrease	(72,647)	($685,688)	(123,544)	($1,111,111)
Class R6 shares[1]
Sold	72,940	$689,509	—	—
Distributions reinvested	714	6,818	—	—
Repurchased	(10,775)	(103,168)	—	—
Net increase	62,879	$593,159	—	—
Class NAV shares
Sold	396,479	$3,759,231	434,461	$4,064,161
Distributions reinvested	734,412	7,021,404	1,982,001	18,656,320
Repurchased	(7,187,355)	(68,517,161)	(12,196,179)	(114,449,042)
Net decrease	(6,056,464)	($57,736,526)	(9,779,717)	($91,728,561)
Total net decrease	(5,977,131)	($56,980,441)	(9,615,267)	($90,136,211)

1The inception date for Class R6 shares is 8-30-17.

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Affiliates of the fund owned 8% and 100% of shares of Class R6 and Class NAV, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $113,401,945 and $176,873,354, respectively, for the six months ended January 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 96.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	33.0%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	17.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	12.4%
John Hancock Funds II Alternative Asset Allocation Fund	11.2%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	10.3%

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended January 31, 2018, the fund engaged in sales amounting to $6,522,321.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

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John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431081	352SA 1/18 3/18

John Hancock

Short Duration Credit Opportunities Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In early February—just after the close of the reporting period—markets around the world experienced a meaningful rise in volatility. Stocks and other risk assets declined as investors reacted to the signs of rising inflation, a prospect that suggested the U.S. Federal Reserve was likely to continue to withdraw stimulus from the financial system. Longer-term yields climbed sharply, as investors sold long-dated U.S. Treasury debt. After significant losses in a matter of days, major indexes reversed course again. It appears that volality will be an issue in 2018.

While some in the asset management community believe the dip in risk assets will be temporary, it's likely that the era of extremely low volatility is behind us for the time being. Ultimately, asset prices of stocks and corporate bonds are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

That said, this kind of market behavior is likely representative of the balancing act investors will face in the year ahead: Continued solid economic growth will lead to normalization of monetary policy, meaning higher borrowing costs and greater headwinds for rate-sensitive securities. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
44	Financial statements
48	Financial highlights
55	Notes to financial statements
67	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The Bloomberg Barclays 1 - 5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Short-term bonds came under pressure, but the credit sectors advanced

Market segments that typically benefit from improving growth—including high-yield bonds, term loans, and emerging-market debt—outperformed domestic investment-grade issues.

The fund outpaced its benchmark

The portfolio's substantial allocation to these higher-yielding asset classes, which are not represented in the benchmark—the Bloomberg Barclays 1-5 Year U.S. Credit Index—played the largest role in its outperformance.

Security selection was an additional positive

The fund's holdings in investment-grade bonds and the emerging markets exceeded the returns of the broader categories.

PORTFOLIO COMPOSITION AS OF 1/31/18 (%)

A note about risks

Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment during the six months ended January 31, 2018?

The semiannual period proved to be a somewhat challenging time for short-term bonds, as reflected in the negative return for the fund's benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index. The economy accelerated steadily, with declining unemployment, rising industrial production, and healthy holiday retail sales. In addition, the passage of a sweeping tax cut package in December fueled hopes for even stronger growth in the year ahead. These trends, while positive, also raised the prospect of a faster-than-expected pace of interest-rate increases by the U.S. Federal Reserve (Fed) in 2018. The short end of the yield curve sold off in response, as illustrated by the increase in the two-year U.S. Treasury yield, from 1.34% on July 31, 2017, to 2.14% on the final day of January. The jump in Treasury yields, in turn, fed through to weaker performance for the high-grade corporate issues represented in the benchmark.

The improvement in the growth picture, although a headwind for rate-sensitive assets, aided the performance of market segments with above-average correlations to economic trends. High-yield bonds and term loans both gained ground amid the improving outlook for corporate America, and emerging-market debt traded higher as the pickup in the global trade provided an outsize boost to the world's smaller economies.

What aspects of the fund's positioning helped results?

The fund was well positioned for the environment of the past six months, helping it deliver a gain and exceed the return of the benchmark. We held approximately half of the portfolio in credit-oriented sectors that are not represented in the index, enabling the fund to capitalize on the stronger returns of high-yield bonds, loans, and emerging-market debt. We also added value by maintaining overweights in the higher-yielding segments of the investment-grade market, such as corporate bonds and securitized assets, while remaining underweight in U.S. Treasuries.

Security selection, particularly in investment-grade corporates and emerging-market debt, was a further driver of the fund's strong results. In the former, the fund benefited from the outperformance of holdings in the securitized area, as well as in the energy, banking, electric utilities, and communication industries within the corporate bond category. In energy, key individual contributors included Marathon Petroleum Corp., Halliburton Company, FirstEnergy Corp., and Anadarko

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

"The fund was well positioned for the environment of the past six months, helping it deliver a gain and exceed the return of the benchmark."
Petroleum Corp. In banking, The Royal Bank of Scotland Group PLC and Citigroup, Inc. were notable outperformers.
Country selection made the largest contribution in the emerging markets, with the best results coming from the Europe/Middle East/Africa region. The fund benefited from having an investment in Iraq, where sovereign issues staged a sizable rally in tandem with the recovery in oil prices. Positions in sub-Saharan African nations, including Ivory Coast and Gabon, were important contributors at a time in which higher-yielding countries generally outperformed. In Europe and Latin America, the fund was boosted by having exposure to Ukraine and Argentina, respectively. However, some ground was lost by having higher relative exposure to Venezuela, whose sovereign debt fell sharply in November and December amid growing economic turmoil in the country. The fund also generated modest outperformance in Asia,

QUALITY COMPOSITION AS OF 1/31/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

primarily through its relatively low exposure to China and the Philippines. Positions in corporate bonds, especially energy-related issues, were a further plus.

Our strategy with respect to duration positioning (interest-rate sensitivity) contributed positively. We kept the fund's duration below that of the index, which proved beneficial at a time in which yields rose. As of January 31, 2018, the portfolio's duration stood at 2.2 years, versus 2.8 for the index. Performance was further aided by our decision to position the fund for a flattening of the yield curve (i.e., outperformance for longer-term bonds compared with short-term issues).

What factors detracted from performance?

Given the fund's outperformance, few factors stood out as detractors. The fund lost some ground in our global currency strategy by having a short position in the euro, which rose in value against the U.S. dollar. Industry allocations to high yield also detracted modestly, largely due to higher exposure to cable and media issues.

Our decision to hedge a portion of the fund's high-yield position detracted, as well. This aspect of the strategy prevented the fund from fully benefiting from high yield's outperformance, but we saw it as the prudent course with yield spreads having declined to multi-year lows.

How would you characterize the fund's positioning at the end of the period?

Although we maintained a steady positioning overall, we reduced the fund's allocation to European high yield in the second half of the period and rotated the proceeds into local currency emerging-market debt. We saw the latter category as offering attractive yields and a way to benefit from further appreciation in emerging-market currencies versus the U.S. dollar. At the same time, we believed the values in European high-yield bonds had become elevated, given that the yield advantage over government issues had fallen below three percentage points. Later in the period, we sought to capitalize on the rally in local currency bonds by reducing the allocation back toward

COUNTRY COMPOSITION AS OF 1/31/18 (%)

United States	78.5
Mexico	1.4
Brazil	1.3
Indonesia	1.1
Turkey	1.1
Luxembourg	1.0
Canada	1.0
Russia	1.0
Other countries	13.6
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

the level where it stood at the end of July. We believe these shifts illustrate the merits of a flexible approach that can seek the most compelling ideas across the full range of the credit sectors while tilting away from areas that offer less attractive valuations.

More broadly speaking, we hold a fairly cautious view on the markets at this stage. Although the underpinnings of the credit sectors—namely, stronger growth and improving corporate fundamentals—remain in place, we also recognize that the risks of a disruption have risen with yield spreads near multi-year lows and the Fed in the midst of monetary tightening. We therefore maintained the hedge on the high-yield position, and we established a hedge on the fund's allocation to emerging markets. We believe this approach can help mitigate volatility and dampen the effect of a potential market downturn. In addition, it provides us with the flexibility to reestablish exposure quickly by removing the hedges rather than disrupting the portfolio by buying and selling individual securities in volatile conditions.

Overall, we maintained a highly selective, research-based approach designed to identify individual bond issues with a more attractive risk/return profile than the broader market. We believe this active strategy—as well as our ability to invest across the full spectrum of the global fixed-income markets—can add value in an environment that may prove more challenging compared with the favorable conditions of the past two years.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team that broadly manages across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	6-month	5-year	Since inception[2]	as of 1-31-18	as of 1-31-18
Class A	1.91	1.48	3.10	-0.73	7.61	28.66	3.17	3.16
Class C3	2.87	1.47	3.10	0.48	7.59	28.67	2.57	2.56
Class I4	4.91	2.30	3.73	1.99	12.06	35.29	3.56	3.55
Class R2[3,4]	4.75	2.10	3.49	1.91	10.95	32.70	3.42	3.41
Class R4[3,4]	4.85	2.16	3.52	1.97	11.27	33.08	3.52	3.41
Class R6[3,4]	5.02	2.26	3.58	2.05	11.80	33.71	3.66	3.65
Class NAV[4]	5.02	2.48	3.91	2.05	13.05	37.24	3.67	3.66
Index†	1.50	1.73	2.84	-0.38	8.97	25.94	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.18	1.88	0.87	1.28	1.13	0.78	0.76
Net (%)	1.18	1.88	0.87	1.28	1.03	0.78	0.76

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	11-2-09	12,867	12,867	12,594
Class I4	11-2-09	13,529	13,529	12,594
Class R2[3,4]	11-2-09	13,270	13,270	12,594
Class R4[3,4]	11-2-09	13,308	13,308	12,594
Class R6[3,4]	11-2-09	13,371	13,371	12,594
Class NAV[4]	11-2-09	13,724	13,724	12,594

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
4	For certain types of investors as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,018.10	$5.90	1.16%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.90	1.16%
Class C	Actual expenses/actual returns	1,000.00	1,014.80	9.45	1.86%
	Hypothetical example for comparison purposes	1,000.00	1,015.79	9.45	1.86%
Class I	Actual expenses/actual returns	1,000.00	1,019.90	4.38	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.38	0.86%
Class R2	Actual expenses/actual returns	1,000.00	1,019.10	5.19	1.02%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	5.19	1.02%
Class R4	Actual expenses/actual returns	1,000.00	1,019.70	4.68	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,020.50	3.87	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.87	0.76%
Class NAV	Actual expenses/actual returns	1,000.00	1,020.50	3.87	0.76%
	Hypothetical example for comparison purposes	1,000.00	1,021.40	3.87	0.76%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 0.7%					$7,196,038
(Cost $7,296,311)
U.S. Government Agency 0.7%					7,196,038
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (12 month LIBOR + 1.608%) (A)	2.152	05-01-43		921,586	949,690
30 Yr Pass Thru (12 month LIBOR + 1.624%) (A)	2.543	04-01-46		1,219,579	1,229,975
30 Yr Pass Thru (12 month LIBOR + 1.650%) (A)	2.186	12-01-42		1,222,914	1,232,113
30 Yr Pass Thru (12 month LIBOR + 1.743%) (A)	3.420	01-01-37		162,007	166,806
30 Yr Pass Thru (12 month LIBOR + 1.851%) (A)	2.773	03-01-42		172,951	179,313
Federal National Mortgage Association
30 Yr Pass Thru (12 month LIBOR + 1.570%) (A)	3.324	04-01-37		778,042	807,320
30 Yr Pass Thru (12 month LIBOR + 1.583%) (A)	2.847	12-01-44		1,147,982	1,159,030
30 Yr Pass Thru (12 month LIBOR + 1.761%) (A)	3.524	10-01-38		361,194	373,258
30 Yr Pass Thru (12 month LIBOR + 1.767%) (A)	3.423	04-01-44		790,147	815,969
30 Yr Pass Thru (12 month LIBOR + 1.907%) (A)	3.657	01-01-37		34,306	36,083
Government National Mortgage Association
30 Yr Pass Thru	4.500	01-15-40		141,383	151,104

30 Yr Pass Thru	6.000	08-15-35		84,526	95,377
Foreign government obligations 12.3%					$117,821,489
(Cost $113,466,746)
Angola 0.0%					391,669
Republic of Angola
Bond (6 month LIBOR + 7.500%) (A)	9.344	07-01-23		363,077	391,669
Argentina 0.8%					7,208,148
Provincia del Chaco
Bond	9.375	08-18-24		301,000	310,475
Republic of Argentina
Bond	4.740	12-31-38	EUR	5,174,000	4,635,398
Bond	7.820	12-31-33	EUR	1,577,380	2,262,275
Azerbaijan 0.0%					184,346
Republic of Azerbaijan
Bond (B)	4.750	03-18-24		177,000	184,346
Bahrain 0.0%					371,763
Kingdom of Bahrain
Bond (B)	7.000	10-12-28		365,000	371,763
12	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Brazil 1.0%					$9,242,773
Brazil Minas SPE
Bond	5.333	02-15-28		2,736,000	2,777,040
Bond (B)	5.333	02-15-28		119,000	120,785
Federative Republic of Brazil
Bond	5.000	01-27-45		129,000	119,519
Bond	5.625	01-07-41		675,000	679,388
Bond	5.625	02-21-47		188,000	188,470
Bond	8.250	01-20-34		152,000	197,220
Bond	10.000	01-01-27	BRL	2,214,000	712,665
Note	10.000	01-01-21	BRL	7,990,000	2,613,703
Note	10.000	01-01-23	BRL	2,290,000	745,817
Note	10.000	01-01-25	BRL	3,360,000	1,088,166
Cameroon 0.1%					1,061,166
Republic of Cameroon
Bond (B)	9.500	11-19-25		695,000	824,034
Bond	9.500	11-19-25		200,000	237,132
Chile 0.0%					121,716
Republic of Chile
Bond	4.500	02-28-21	CLP	70,000,000	121,716
Colombia 0.7%					6,515,200
Bogota Distrito Capital
Bond	9.750	07-26-28	COP	427,000,000	162,495
Republic of Colombia
Bond	2.625	03-15-23		263,000	255,373
Bond	4.375	03-21-23	COP	650,000,000	216,484
Bond	4.500	01-28-26		1,008,000	1,069,488
Bond	5.000	06-15-45		610,000	641,720
Bond	7.750	04-14-21	COP	5,400,000,000	2,016,213
Bond	8.125	05-21-24		165,000	207,900
Bond	9.850	06-28-27	COP	3,420,000,000	1,506,634
Bond	10.375	01-28-33		278,000	438,893
Costa Rica 0.2%					1,718,900
Republic of Costa Rica
Bond	4.250	01-26-23		668,000	647,960
Bond (B)	4.375	04-30-25		428,000	411,950
Bond	4.375	04-30-25		430,000	413,875
Bond (B)	7.000	04-04-44		234,000	245,115
Croatia 0.1%					537,432
Republic of Croatia
Bond (B)	6.000	01-26-24		477,000	537,432
Dominican Republic 0.3%					3,217,408
Government of Dominican Republic
Bond	5.500	01-27-25		662,000	691,790
Bond (B)	5.875	04-18-24		93,000	99,510
Bond	5.950	01-25-27		290,000	311,388
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	13

	Rate (%)	Maturity date	Par value^	Value
Dominican Republic (continued)
Bond	6.600	01-28-24	347,000	$385,170
Bond	6.875	01-29-26	233,000	263,873
Bond (B)	7.450	04-30-44	1,200,000	1,419,000
Bond	7.500	05-06-21	43,000	46,677
Ecuador 0.4%				3,740,677
Republic of Ecuador
Bond (B)	7.875	01-23-28	1,005,000	1,022,647
Bond	7.950	06-20-24	714,000	755,055
Bond (B)	8.875	10-23-27	1,380,000	1,502,475
Bond (B)	9.650	12-13-26	200,000	228,000
Bond (B)	10.750	03-28-22	200,000	232,500
Egypt 0.2%				1,628,703
Arab Republic of Egypt
Bond (B)	6.125	01-31-22	715,000	757,055
Bond (B)	7.500	01-31-27	371,000	414,593
Bond (B)	8.500	01-31-47	399,000	457,055
El Salvador 0.1%				1,412,207
Republic of El Salvador
Bond	5.875	01-30-25	140,000	140,350
Bond (B)	6.375	01-18-27	73,000	74,643
Bond	6.375	01-18-27	169,000	172,803
Bond (B)	7.375	12-01-19	180,000	189,000
Bond	7.625	02-01-41	56,000	61,460
Bond	7.650	06-15-35	505,000	554,238
Bond	8.250	04-10-32	189,000	219,713
Gabon 0.2%				1,769,923
Republic of Gabon
Bond (B)	6.375	12-12-24	1,285,000	1,298,107
Bond (B)	6.950	06-16-25	457,000	471,816
Georgia 0.0%				252,483
Republic of Georgia
Bond (B)	6.875	04-12-21	231,000	252,483
Ghana 0.1%				1,091,215
Republic of Ghana
Bond	8.125	01-18-26	200,000	220,673
Bond	10.750	10-14-30	639,000	870,542
Honduras 0.0%				281,330
Republic of Honduras
Bond (B)	6.250	01-19-27	262,000	281,330
Indonesia 0.9%				8,855,528
Republic of Indonesia
Bond (B)	3.850	07-18-27	1,339,000	1,360,227
Bond	5.250	01-17-42	673,000	740,442
14	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Bond	5.375	10-17-23		425,000	$468,069
Bond	6.750	01-15-44		101,000	133,229
Bond	7.875	04-15-19	IDR	14,395,000,000	1,109,679
Bond	8.250	05-15-36	IDR	17,100,000,000	1,456,438
Bond	8.375	09-15-26	IDR	41,951,000,000	3,587,444
Iraq 0.5%					4,516,231
Republic of Iraq
Bond	5.800	01-15-28		2,401,000	2,375,887
Bond (B)	6.750	03-09-23		2,060,000	2,140,344
Ivory Coast 0.2%					2,256,243
Republic of Ivory Coast
Bond (B)	5.125	06-15-25	EUR	440,000	594,802
Bond (B)	6.125	06-15-33		290,000	296,737
Bond	6.125	06-15-33		200,000	205,000
Bond (B)	6.375	03-03-28		1,093,000	1,159,704
Jamaica 0.0%					372,000
Government of Jamaica
Bond	8.000	03-15-39		300,000	372,000
Jordan 0.1%					842,937
Kingdom of Jordan
Bond (B)	5.750	01-31-27		531,000	534,519
Bond (B)	7.375	10-10-47		287,000	308,418
Kenya 0.1%					879,373
Republic of Kenya
Bond (B)	5.875	06-24-19		505,000	518,948
Bond (B)	6.875	06-24-24		3,000	3,160
Bond	6.875	06-24-24		339,000	357,265
Lebanon 0.1%					1,142,163
Republic of Lebanon
Bond	6.100	10-04-22		339,000	338,393
Bond	6.250	11-04-24		142,000	139,070
Bond	6.375	03-09-20		12,000	12,133
Bond	6.400	05-26-23		373,000	370,652
Bond	6.600	11-27-26		122,000	119,560
Bond	6.750	11-29-27		166,000	162,355
Malaysia 0.1%					1,442,772
Government of Malaysia
Bond	3.418	08-15-22	MYR	5,700,000	1,442,772
Mexico 0.7%					6,550,127
Government of Mexico
Bond	3.750	01-11-28		500,000	490,500
Bond	5.750	03-05-26	MXN	27,360,000	1,307,923
Bond	6.500	06-10-21	MXN	6,060,000	315,781
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Bond	7.500	06-03-27	MXN	4,010,000	$213,555
Bond	8.500	12-13-18	MXN	13,320,000	720,797
Bond	8.500	11-18-38	MXN	16,980,000	978,471
Bond	10.000	12-05-24	MXN	41,472,500	2,523,100
Montenegro 0.0%					423,494
Republic of Montenegro
Bond (B)	5.750	03-10-21	EUR	308,000	423,494
Nigeria 0.2%					1,473,222
Federal Republic of Nigeria
Bond (B)	6.500	11-28-27		833,000	864,304
Bond (B)	7.625	11-28-47		310,000	331,159
Bond (B)	7.875	02-16-32		246,000	277,759
Oman 0.3%					2,487,052
Sultanate of Oman
Bond	3.625	06-15-21		521,000	517,244
Bond (B)	4.125	01-17-23		199,000	196,306
Bond (B)	5.375	03-08-27		317,000	317,631
Bond (B)	5.625	01-17-28		199,000	200,379
Bond (B)	6.500	03-08-47		1,257,000	1,255,492
Panama 0.1%					1,416,576
Republic of Panama
Bond	3.875	03-17-28		1,288,000	1,336,300
Bond	6.700	01-26-36		61,000	80,276
Paraguay 0.1%					547,503
Republic of Paraguay
Bond	5.000	04-15-26		200,000	212,750
Bond (B)	6.100	08-11-44		293,000	334,753
Peru 0.0%					402,455
Republic of Peru
Bond (B)	6.150	08-12-32	PEN	440,000	151,726
Bond (B)	6.350	08-12-28	PEN	710,000	250,729
Poland 0.5%					4,561,474
Republic of Poland
Bond	1.750	07-25-21	PLN	11,260,000	3,304,332
Bond	2.500	07-25-26	PLN	4,485,000	1,257,142
Qatar 0.1%					908,963
Government of Qatar
Bond (B)	3.250	06-02-26		90,000	85,743
Bond (B)	4.500	01-20-22		793,000	823,220
Romania 0.1%					731,814
Government of Romania
Bond	4.750	02-24-25	RON	350,000	95,413
Bond	5.800	07-26-27	RON	2,170,000	636,401
16	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Russia 1.0%					$9,129,369
Government of Russia
Bond	3.500	01-16-19		600,000	603,780
Bond	4.250	06-23-27		1,600,000	1,641,178
Bond	4.750	05-27-26		600,000	638,175
Bond	5.250	06-23-47		200,000	210,500
Bond	5.625	04-04-42		400,000	447,885
Bond	6.400	05-27-20	RUB	43,150,000	761,947
Bond	6.700	05-15-19	RUB	25,650,000	456,299
Bond	6.800	12-11-19	RUB	10,080,000	179,666
Bond	7.400	12-07-22	RUB	28,120,000	513,250
Bond	7.700	03-23-33	RUB	7,567,000	138,402
Bond	7.750	09-16-26	RUB	133,580,000	2,484,437
Bond	8.150	02-03-27	RUB	22,520,000	430,002
Bond	8.500	09-17-31	RUB	31,837,000	623,848
Senegal 0.1%					791,534
Republic of Senegal
Bond (B)	6.250	05-23-33		757,000	791,534
South Africa 0.7%					6,762,688
Republic of South Africa
Bond	4.300	10-12-28		1,365,000	1,315,920
Bond	4.875	04-14-26		281,000	287,294
Bond	6.250	03-31-36	ZAR	4,370,000	269,453
Bond	7.000	02-28-31	ZAR	61,260,000	4,362,384
Bond	8.750	02-28-48	ZAR	6,332,000	492,502
Bond	10.500	12-21-26	ZAR	370,000	35,135
Sri Lanka 0.1%					918,343
Republic of Sri Lanka
Bond (B)	6.125	06-03-25		393,000	413,483
Bond	6.250	07-27-21		477,000	504,860
Thailand 0.1%					912,952
Kingdom of Thailand
Bond	2.550	06-26-20	THB	15,740,000	515,552
Bond	3.875	06-13-19	THB	4,540,000	149,942
Bond	4.875	06-22-29	THB	6,325,000	247,458
Turkey 1.0%					9,593,879
Republic of Turkey
Bond	5.750	05-11-47		1,271,000	1,206,815
Bond	6.000	03-25-27		1,412,000	1,484,012
Bond	6.250	09-26-22		1,269,000	1,371,089
Bond	6.625	02-17-45		1,000,000	1,058,840
Bond	6.875	03-17-36		744,000	818,465
Bond	7.400	02-05-20	TRY	1,100,000	265,879
Bond	8.500	09-14-22	TRY	8,730,000	2,061,331
Bond	10.600	02-11-26	TRY	602,000	149,411
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Turkey (continued)
Bond	10.700	02-17-21	TRY	1,685,000	$426,670
Bond	11.000	03-02-22	TRY	960,000	247,884
Bond	11.000	02-24-27	TRY	1,961,000	503,483
Ukraine 0.6%					5,520,115
Republic of Ukraine
Bond (B)	7.375	09-25-32		1,525,000	1,547,482
Bond	7.750	09-01-23		333,000	361,781
Bond (B)	7.750	09-01-25		354,000	381,393
Bond (B)	7.750	09-01-26		10,000	10,687
Bond	7.750	09-01-26		209,000	223,367
Bond (B)	7.750	09-01-27		2,006,000	2,141,726
GDP-Linked Bond (C)	2.346*	05-31-40		1,258,000	853,679
Uruguay 0.3%					2,599,463
Republic of Uruguay
Bond	4.125	11-20-45		197,000	194,538
Bond	4.375	10-27-27		1,158,000	1,230,375
Bond	5.100	06-18-50		640,865	695,979
Bond (B)	8.500	03-15-28	UYU	4,160,000	142,245
Bond	9.875	06-20-22	UYU	9,210,000	336,326
Venezuela 0.1%					578,240
Republic of Venezuela
Bond (D)	7.750	10-13-19		2,224,000	578,240
Zambia 0.0%					457,920
Republic of Zambia
Bond	5.375	09-20-22		374,000	363,969
Bond (B)	5.375	09-20-22		56,000	54,498

Bond (B)	8.500	04-14-24		36,000	39,453
Corporate bonds 35.6%					$342,513,352
(Cost $338,454,981)
Consumer discretionary 6.7%					64,427,177
Auto components 0.2%
Dana Financing Luxembourg Sarl (B)	6.500	06-01-26		1,105,000	1,194,781
ZF North America Capital, Inc. (B)	4.750	04-29-25		332,000	341,960
Automobiles 1.0%
Ford Motor Company	4.346	12-08-26		2,125,000	2,144,065
General Motors Financial Company, Inc.	4.300	07-13-25		2,925,000	2,988,908
Hyundai Capital America (B)	2.550	02-06-19		3,175,000	3,166,815
Hyundai Capital America (B)	3.250	09-20-22		1,175,000	1,161,192
Diversified consumer services 0.1%
Weight Watchers International, Inc. (B)	8.625	12-01-25		835,000	893,450
Hotels, restaurants and leisure 1.0%
Boyd Gaming Corp.	6.375	04-01-26		260,000	278,850
Darden Restaurants, Inc. (E)	3.850	05-01-27		3,250,000	3,262,071
18	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Eldorado Resorts, Inc.	6.000	04-01-25	465,000	$485,344
Golden Nugget, Inc. (B)	6.750	10-15-24	580,000	599,575
Jacobs Entertainment, Inc. (B)	7.875	02-01-24	870,000	948,300
MGM Growth Properties Operating Partnership LP	4.500	09-01-26	665,000	656,688
MGM Resorts International	4.625	09-01-26	560,000	565,600
Pinnacle Entertainment, Inc.	5.625	05-01-24	755,000	807,850
Royal Caribbean Cruises, Ltd.	2.650	11-28-20	1,100,000	1,096,122
Scientific Games International, Inc. (B)	5.000	10-15-25	885,000	887,213
Household durables 0.1%
RSI Home Products, Inc. (B)	6.500	03-15-23	690,000	722,775
Internet and direct marketing retail 0.2%
Amazon.com, Inc. (B)	4.050	08-22-47	2,225,000	2,293,895
Media 3.8%
AMC Entertainment Holdings, Inc. (E)	5.750	06-15-25	1,005,000	979,875
AMC Networks, Inc.	4.750	08-01-25	715,000	714,106
Block Communications, Inc. (B)	6.875	02-15-25	1,160,000	1,206,400
Cablevision Systems Corp.	5.875	09-15-22	1,505,000	1,520,050
CBS Corp.	4.850	07-01-42	2,425,000	2,506,572
CCO Holdings LLC (B)	5.125	05-01-27	620,000	603,892
CCO Holdings LLC (B)	5.500	05-01-26	960,000	979,200
Charter Communications Operating LLC	5.375	05-01-47	2,525,000	2,607,142
Charter Communications Operating LLC	6.384	10-23-35	1,600,000	1,866,536
Cinemark USA, Inc.	4.875	06-01-23	970,000	982,125
Comcast Corp.	4.250	01-15-33	2,595,000	2,736,482
Cox Communications, Inc. (B)	3.500	08-15-27	2,625,000	2,565,371
Discovery Communications LLC	3.950	03-20-28	2,225,000	2,175,951
DISH DBS Corp.	7.750	07-01-26	2,335,000	2,399,213
Nexstar Broadcasting, Inc. (B)	5.625	08-01-24	990,000	1,022,789
Omnicom Group, Inc.	3.650	11-01-24	2,625,000	2,648,348
Quebecor Media, Inc.	5.750	01-15-23	670,000	708,525
Regal Entertainment Group	5.750	02-01-25	675,000	692,719
Sinclair Television Group, Inc. (B)	5.625	08-01-24	1,025,000	1,055,750
Sirius XM Radio, Inc. (B)	5.000	08-01-27	835,000	828,738
TEGNA, Inc.	6.375	10-15-23	550,000	574,668
The EW Scripps Company (B)	5.125	05-15-25	250,000	246,875
The Interpublic Group of Companies, Inc.	3.750	02-15-23	2,450,000	2,488,344
Tribune Media Company	5.875	07-15-22	1,035,000	1,064,756
Unitymedia GmbH (B)	6.125	01-15-25	430,000	452,575
Virgin Media Finance PLC (B)	6.000	10-15-24	800,000	818,000
Multiline retail 0.3%
JC Penney Corp., Inc. (E)	7.400	04-01-37	650,000	468,000
Macy's Retail Holdings, Inc.	2.875	02-15-23	800,000	752,767
Macy's Retail Holdings, Inc.	3.875	01-15-22	1,400,000	1,408,204
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 0.0%
PetSmart, Inc. (B)	7.125	03-15-23	500,000	$314,375
Textiles, apparel and luxury goods 0.0%
Levi Strauss & Company	5.000	05-01-25	525,000	543,375
Consumer staples 2.1%				19,808,582
Beverages 0.5%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	2,100,000	2,124,135
Cott Holdings, Inc. (B)	5.500	04-01-25	610,000	621,438
Dr. Pepper Snapple Group, Inc. (B)	3.430	06-15-27	2,075,000	2,019,688
Dr. Pepper Snapple Group, Inc.	3.430	06-15-27	125,000	121,668
Food and staples retailing 0.6%
Albertsons Companies LLC	6.625	06-15-24	475,000	451,250
CVS Health Corp.	2.750	12-01-22	1,275,000	1,242,012
Safeway, Inc.	7.250	02-01-31	960,000	825,600
The Fresh Market, Inc. (B)	9.750	05-01-23	787,000	548,933
The Kroger Company	4.450	02-01-47	2,250,000	2,248,303
Food products 0.8%
Adecoagro SA (B)	6.000	09-21-27	391,000	384,748
B&G Foods, Inc.	5.250	04-01-25	525,000	525,656
Chobani LLC (B)	7.500	04-15-25	540,000	572,400
Dean Foods Company (B)	6.500	03-15-23	545,000	539,550
ESAL GmbH (B)	6.250	02-05-23	60,000	58,200
KazAgro National Management Holding JSC (B)	4.625	05-24-23	254,000	258,496
Kraft Heinz Foods Company (B)	4.875	02-15-25	2,050,000	2,155,698
MARB BondCo PLC (B)	6.875	01-19-25	121,000	119,185
Marfrig Holdings Europe BV (B)	8.000	06-08-23	145,000	151,670
Minerva Luxembourg SA (B)	6.500	09-20-26	259,000	260,865
Pilgrim's Pride Corp. (B)	5.750	03-15-25	490,000	494,900
Pilgrim's Pride Corp. (B)	5.875	09-30-27	270,000	270,675
Pinnacle Foods Finance LLC	5.875	01-15-24	835,000	884,106
Post Holdings, Inc. (B)	5.000	08-15-26	545,000	532,056
Post Holdings, Inc. (B)	5.500	03-01-25	730,000	751,900
Household products 0.1%
Energizer Holdings, Inc. (B)	5.500	06-15-25	820,000	840,500
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	360,000	278,100
Revlon Consumer Products Corp. (E)	6.250	08-01-24	820,000	526,850
Energy 6.5%				62,595,674
Energy equipment and services 0.7%
Ensco PLC	7.750	02-01-26	725,000	720,922
Halliburton Company	5.000	11-15-45	1,950,000	2,234,478
Nabors Industries, Inc. (E)	5.500	01-15-23	975,000	975,000
20	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Rowan Companies, Inc. (E)	7.375	06-15-25	1,185,000	$1,214,258
SESI LLC	7.125	12-15-21	750,000	768,750
SESI LLC (B)	7.750	09-15-24	335,000	360,125
Three Gorges Finance I Cayman Islands, Ltd. (B)	3.150	06-02-26	497,000	477,259
Oil, gas and consumable fuels 5.8%
Anadarko Petroleum Corp.	6.450	09-15-36	1,800,000	2,240,253
Andeavor	3.800	04-01-28	3,325,000	3,271,042
Apache Corp.	5.100	09-01-40	2,150,000	2,323,101
Boardwalk Pipelines LP	4.950	12-15-24	2,125,000	2,234,261
Callon Petroleum Company	6.125	10-01-24	330,000	342,375
Continental Resources, Inc.	4.500	04-15-23	2,125,000	2,151,563
Continental Resources, Inc.	4.900	06-01-44	985,000	982,538
Continental Resources, Inc.	5.000	09-15-22	955,000	966,938
Cosan Luxembourg SA (B)	7.000	01-20-27	147,000	159,025
Diamondback Energy, Inc.	4.750	11-01-24	770,000	780,588
Diamondback Energy, Inc. (B)	5.375	05-31-25	220,000	228,525
EP Energy LLC (B)	8.000	02-15-25	475,000	375,250
EP Energy LLC (B)	9.375	05-01-24	813,000	689,018
EP PetroEcuador (3 month LIBOR + 5.630%) (A)	7.316	09-24-19	225,474	230,547
EQT Midstream Partners LP	4.000	08-01-24	3,650,000	3,654,824
Eterna Capital Pte, Ltd. (6.000% Cash or PIK)	6.000	12-11-22	190,000	202,350
FTS International, Inc.	6.250	05-01-22	485,000	489,850
Geopark, Ltd. (B)	6.500	09-21-24	245,000	252,963
Indo Energy Finance II BV	6.375	01-24-23	74,000	75,491
KazMunayGas National Company JSC (B)	6.375	04-09-21	348,000	376,457
KazMunayGas National Company JSC (B)	7.000	05-05-20	184,000	197,654
KazTransGas JSC (B)	4.375	09-26-27	607,000	608,639
Kinder Morgan, Inc.	5.550	06-01-45	825,000	910,188
Laredo Petroleum, Inc.	5.625	01-15-22	740,000	749,250
Marathon Petroleum Corp.	6.500	03-01-41	1,725,000	2,209,259
MPLX LP	5.200	03-01-47	1,600,000	1,763,162
Murphy Oil Corp.	4.450	12-01-22	405,000	406,519
Murphy Oil Corp.	6.875	08-15-24	310,000	331,130
Oasis Petroleum, Inc. (E)	6.875	03-15-22	975,000	1,004,250
Pertamina Persero PT	5.250	05-23-21	242,000	257,527
Pertamina Persero PT (B)	5.625	05-20-43	513,000	552,834
Pertamina Persero PT	6.000	05-03-42	200,000	225,528
Pertamina Persero PT	6.450	05-30-44	458,000	544,329
Petroamazonas EP (B)	4.625	02-16-20	200,000	196,400
Petroamazonas EP (B)	4.625	11-06-20	200,000	194,491
Petrobras Global Finance BV	7.375	01-17-27	578,000	641,089
Petrobras Global Finance BV	8.750	05-23-26	1,721,000	2,070,363
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos de Venezuela SA (D)	6.000	05-16-24		3,516,996	$826,494
Petroleos Mexicanos	4.250	01-15-25		336,000	332,707
Petroleos Mexicanos	4.500	01-23-26		315,000	310,275
Petroleos Mexicanos	4.625	09-21-23		89,000	91,493
Petroleos Mexicanos	4.875	01-24-22		660,000	686,565
Petroleos Mexicanos	5.625	01-23-46		46,000	42,320
Petroleos Mexicanos	6.375	01-23-45		455,000	455,683
Petroleos Mexicanos (B)	6.500	03-13-27		687,000	750,548
Petroleos Mexicanos	6.500	03-13-27		632,000	690,460
Petroleos Mexicanos	6.500	06-02-41		103,000	106,476
Petroleos Mexicanos (B)	6.750	09-21-47		1,014,000	1,062,165
Petroleos Mexicanos	6.750	09-21-47		448,000	469,280
Petroleos Mexicanos	7.190	09-12-24	MXN	4,586,400	220,568
Petroleos Mexicanos	9.500	09-15-27		97,000	130,596
Petronas Capital, Ltd.	3.500	03-18-25		260,000	262,570
Phillips 66	4.650	11-15-34		1,950,000	2,131,837
PTTEP Treasury Center Company, Ltd. (4.875% to 6-18-19, then 5 Year CMT + 3.177%) (B)(F)	4.875	06-18-19		234,000	235,881
QEP Resources, Inc.	5.250	05-01-23		985,000	1,004,700
Range Resources Corp.	5.000	03-15-23		500,000	498,750
RSP Permian, Inc.	5.250	01-15-25		490,000	508,375
Sabine Pass Liquefaction LLC	5.875	06-30-26		2,000,000	2,234,231
Sinopec Group Overseas Development 2012, Ltd. (B)	3.900	05-17-22		501,000	512,553
Sinopec Group Overseas Development 2016, Ltd. (B)	2.750	05-03-21		228,000	225,964
Sinopec Group Overseas Development 2016, Ltd. (B)	3.500	05-03-26		384,000	378,342
SM Energy Company (E)	5.625	06-01-25		400,000	396,000
SM Energy Company (E)	6.125	11-15-22		625,000	649,219
Southwestern Energy Company	6.700	01-23-25		705,000	717,338
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		226,000	231,145
Targa Resources Partners LP	4.250	11-15-23		600,000	592,500
Western Gas Partners LP	5.450	04-01-44		1,100,000	1,192,901
Whiting Petroleum Corp. (B)	6.625	01-15-26		700,000	716,625
Williams Partners LP	4.875	03-15-24		2,200,000	2,290,750
Financials 6.0%					57,666,192
Banks 3.6%
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (B)	3.800	08-11-26		443,000	441,893
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26		322,000	321,195
22	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Banco Nacional de Costa Rica (B)	5.875	04-25-21	336,000	$346,080
Bank of America Corp.	3.300	01-11-23	2,950,000	2,977,541
Bank of America Corp.	3.950	04-21-25	2,300,000	2,340,703
Barclays PLC	4.836	05-09-28	1,075,000	1,104,274
Brazil Loan Trust 1 (B)	5.477	07-24-23	188,286	196,855
Citigroup, Inc.	2.700	03-30-21	100,000	99,372
Citigroup, Inc.	4.400	06-10-25	2,600,000	2,704,739
Citigroup, Inc.	4.600	03-09-26	3,575,000	3,768,069
Industrial & Commercial Bank of China, Ltd. (6.000% to 12-10-19, then 5 Year CMT + 4.382%) (F)	6.000	12-10-19	452,000	467,695
Intesa Sanpaolo SpA (B)	3.875	07-14-27	4,450,000	4,351,902
JPMorgan Chase & Co.	2.972	01-15-23	2,200,000	2,188,682
Santander Holdings USA, Inc. (B)	3.700	03-28-22	1,050,000	1,058,865
Sberbank of Russia (5.500% to 2-26-19, then 5 Year CMT + 4.023%) (B)	5.500	02-26-24	432,000	439,560
Synovus Financial Corp.	3.125	11-01-22	2,500,000	2,450,750
The PNC Financial Services Group, Inc.	3.900	04-29-24	2,375,000	2,449,684
The Royal Bank of Scotland Group PLC	6.100	06-10-23	1,975,000	2,143,236
Turkiye Garanti Bankasi AS (6.125% to 5-24-22, then 5 Year U.S. Swap Rate + 4.220%) (B)	6.125	05-24-27	311,000	311,246
Turkiye Is Bankasi AS (7.000% to 6-29-23, then 5 Year U.S. Swap Rate + 5.117%) (B)	7.000	06-29-28	124,000	124,967
Wells Fargo & Company	2.100	07-26-21	2,325,000	2,267,933
Wells Fargo & Company (3.584% to 5-22-27, then 3 month LIBOR + 1.310%)	3.584	05-22-28	2,000,000	2,008,886
Capital markets 1.0%
1MDB Global Investments, Ltd.	4.400	03-09-23	2,000,000	1,951,846
Deutsche Bank AG	3.700	05-30-24	2,225,000	2,213,349
Indika Energy Capital II Pte, Ltd. (B)	6.875	04-10-22	20,000	20,907
Morgan Stanley	4.100	05-22-23	2,125,000	2,198,711
The Goldman Sachs Group, Inc.	3.000	04-26-22	3,375,000	3,354,875
Consumer finance 0.7%
Capital One Financial Corp.	3.750	03-09-27	4,325,000	4,296,651
Discover Bank	4.250	03-13-26	2,500,000	2,560,985
Diversified financial services 0.2%
Enel Finance International NV (B)	2.875	05-25-22	2,200,000	2,169,948
Insurance 0.5%
American International Group, Inc.	3.875	01-15-35	2,250,000	2,184,243
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (B)	5.100	10-16-44	2,025,000	2,150,550
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	23

	Rate (%)	Maturity date	Par value^	Value
Health care 1.8%				$17,757,527
Biotechnology 0.3%
Gilead Sciences, Inc.	4.500	02-01-45	2,575,000	2,798,671
Health care equipment and supplies 0.5%
Becton, Dickinson and Company (B)	3.000	05-15-26	1,725,000	1,725,000
Hologic, Inc. (B)	4.375	10-15-25	420,000	420,000
Medtronic, Inc.	3.150	03-15-22	1,225,000	1,240,443
Medtronic, Inc.	4.625	03-15-45	925,000	1,046,980
Health care providers and services 0.7%
Cardinal Health, Inc.	3.410	06-15-27	2,300,000	2,217,499
Community Health Systems, Inc.	6.250	03-31-23	1,175,000	1,086,875
Encompass Health Corp.	5.750	11-01-24	695,000	708,900
Envision Healthcare Corp.	5.625	07-15-22	415,000	422,263
Envision Healthcare Corp. (B)	6.250	12-01-24	335,000	354,681
HCA, Inc.	5.375	02-01-25	835,000	853,788
Team Health Holdings, Inc. (B)	6.375	02-01-25	650,000	606,125
Tenet Healthcare Corp. (B)	4.625	07-15-24	950,000	933,375
Pharmaceuticals 0.3%
Allergan Funding SCS	4.550	03-15-35	525,000	548,645
Endo Finance LLC (B)	6.000	02-01-25	855,000	642,857
Mallinckrodt International Finance SA (B)	5.625	10-15-23	915,000	782,325
Valeant Pharmaceuticals International, Inc. (B)	5.875	05-15-23	965,000	871,395
Valeant Pharmaceuticals International, Inc. (B)	6.500	03-15-22	475,000	497,705
Industrials 2.6%				25,400,991
Aerospace and defense 0.4%
Northrop Grumman Corp.	2.930	01-15-25	1,875,000	1,824,896
Northrop Grumman Corp.	4.030	10-15-47	1,950,000	1,982,231
Air freight and logistics 0.3%
FedEx Corp.	4.400	01-15-47	2,050,000	2,172,446
Gol Finance, Inc. (B)	7.000	01-31-25	223,000	223,000
Park-Ohio Industries, Inc.	6.625	04-15-27	820,000	879,204
Building products 0.1%
American Woodmark Corp. (B)	4.875	03-15-26	390,000	392,925
Griffon Corp.	5.250	03-01-22	650,000	661,375
Griffon Corp. (B)	5.250	03-01-22	255,000	259,463
Commercial services and supplies 0.3%
Covanta Holding Corp.	5.875	07-01-25	980,000	997,150
Matthews International Corp. (B)	5.250	12-01-25	725,000	735,875
Waste Pro USA, Inc. (B)	5.500	02-15-26	480,000	488,400
Wrangler Buyer Corp. (B)	6.000	10-01-25	370,000	382,025
Construction and engineering 0.2%
AECOM	5.125	03-15-27	780,000	780,975
MasTec, Inc.	4.875	03-15-23	975,000	989,625
24	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates 0.0%
Axtel SAB de CV (B)	6.375	11-14-24	214,000	$222,025
Machinery 0.6%
Allison Transmission, Inc. (B)	4.750	10-01-27	615,000	611,925
Gates Global LLC (B)	6.000	07-15-22	794,000	811,865
John Deere Capital Corp.	2.150	09-08-22	2,500,000	2,419,297
RBS Global, Inc. (B)	4.875	12-15-25	405,000	410,063
SPX FLOW, Inc. (B)	5.625	08-15-24	850,000	881,875
Welbilt, Inc.	9.500	02-15-24	400,000	452,000
Road and rail 0.2%
ERAC USA Finance LLC (B)	4.200	11-01-46	2,250,000	2,182,240
Trading companies and distributors 0.5%
Air Lease Corp.	3.625	12-01-27	4,300,000	4,197,790
Beacon Escrow Corp. (B)	4.875	11-01-25	325,000	323,375
Transportation infrastructure 0.0%
Rumo Luxembourg Sarl (B)	7.375	02-09-24	109,000	118,946
Information technology 1.8%				17,468,994
Communications equipment 0.2%
Hughes Satellite Systems Corp.	6.625	08-01-26	610,000	645,075
Seagate HDD Cayman	4.875	06-01-27	1,396,000	1,373,346
Internet software and services 0.4%
Alibaba Group Holding, Ltd.	4.200	12-06-47	2,125,000	2,131,823
Tencent Holdings, Ltd. (B)	3.595	01-19-28	1,875,000	1,843,614
Semiconductors and semiconductor equipment 0.5%
Entegris, Inc. (B)	4.625	02-10-26	745,000	747,794
Versum Materials, Inc. (B)	5.500	09-30-24	740,000	784,400
Xilinx, Inc.	2.950	06-01-24	3,350,000	3,278,389
Software 0.7%
Microsoft Corp.	2.650	11-03-22	2,200,000	2,190,070
Nuance Communications, Inc.	5.625	12-15-26	900,000	930,060
Oracle Corp.	4.300	07-08-34	1,825,000	1,989,961
PTC, Inc.	6.000	05-15-24	595,000	633,675
Symantec Corp. (B)	5.000	04-15-25	550,000	560,906
Technology hardware, storage and peripherals 0.0%
Western Digital Corp. (G)	4.750	02-15-26	355,000	359,881
Materials 2.3%				21,988,361
Chemicals 0.3%
Axalta Coating Systems LLC (B)	4.875	08-15-24	350,000	361,375
CF Industries, Inc.	5.150	03-15-34	1,220,000	1,230,675
Platform Specialty Products Corp. (B)	5.875	12-01-25	665,000	675,806
Trinseo Materials Operating SCA (B)	5.375	09-01-25	850,000	870,995
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials 0.4%
Standard Industries, Inc. (B)	5.375	11-15-24	450,000	$465,750
Summit Materials LLC	6.125	07-15-23	460,000	474,950
U.S. Concrete, Inc.	6.375	06-01-24	555,000	597,069
Vulcan Materials Company	4.500	06-15-47	2,175,000	2,201,183
Containers and packaging 0.4%
Ardagh Packaging Finance PLC (B)	6.000	02-15-25	600,000	619,500
Berry Global, Inc. (B)	4.500	02-15-26	310,000	309,132
BWAY Holding Company (B)	7.250	04-15-25	440,000	459,250
Cascades, Inc. (B)	5.500	07-15-22	975,000	994,500
Crown Americas LLC (B)	4.750	02-01-26	630,000	634,725
Plastipak Holdings, Inc. (B)	6.250	10-15-25	720,000	747,000
Metals and mining 0.8%
AK Steel Corp. (E)	7.000	03-15-27	630,000	644,175
Anglo American Capital PLC (B)	4.000	09-11-27	2,350,000	2,324,099
Coeur Mining, Inc.	5.875	06-01-24	800,000	796,000
Commercial Metals Company	5.375	07-15-27	635,000	652,463
Kaiser Aluminum Corp.	5.875	05-15-24	650,000	693,875
Newmont Mining Corp.	6.250	10-01-39	2,050,000	2,571,243
Vedanta Resources PLC (B)	6.125	08-09-24	253,000	255,269
Paper and forest products 0.4%
Boise Cascade Company (B)	5.625	09-01-24	865,000	903,925
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	400,000	410,500
Louisiana-Pacific Corp.	4.875	09-15-24	730,000	750,988
Mercer International, Inc. (B)	5.500	01-15-26	515,000	521,438
Mercer International, Inc.	7.750	12-01-22	156,000	166,051
Norbord, Inc. (B)	6.250	04-15-23	605,000	656,425
Real estate 1.2%				11,065,598
Equity real estate investment trusts 1.2%
AvalonBay Communities, Inc.	3.200	01-15-28	1,125,000	1,099,305
Crown Castle International Corp.	3.200	09-01-24	3,350,000	3,269,410
DDR Corp.	4.250	02-01-26	2,125,000	2,157,276
Digital Realty Trust LP	4.750	10-01-25	1,975,000	2,112,788
Select Income REIT	4.250	05-15-24	2,475,000	2,426,819
Telecommunication services 1.9%				18,270,606
Diversified telecommunication services 1.4%
AT&T, Inc.	3.400	08-14-24	1,875,000	1,874,989
AT&T, Inc.	4.900	08-14-37	3,550,000	3,597,746
CenturyLink, Inc. (E)	5.625	04-01-25	500,000	461,875
Frontier Communications Corp.	9.000	08-15-31	1,544,000	1,007,460
IHS Netherlands Holdco BV (B)	9.500	10-27-21	238,000	253,772
Intelsat Jackson Holdings SA	5.500	08-01-23	895,000	702,575
SFR Group SA (B)	7.375	05-01-26	245,000	241,478
26	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
UPC Holding BV (B)	5.500	01-15-28	250,000	$239,845
UPCB Finance IV, Ltd. (B)	5.375	01-15-25	710,000	722,425
Verizon Communications, Inc.	3.376	02-15-25	2,150,000	2,130,869
West Corp. (B)	8.500	10-15-25	690,000	679,650
Windstream Services LLC (E)	7.500	04-01-23	585,000	371,475
Zayo Group LLC (B)	5.750	01-15-27	815,000	828,285
Ziggo Secured Finance BV (B)	5.500	01-15-27	710,000	704,675
Wireless telecommunication services 0.5%
Digicel Group, Ltd. (B)	7.125	04-01-22	125,000	117,813
Sprint Capital Corp.	8.750	03-15-32	1,860,000	2,199,450
T-Mobile USA, Inc.	5.375	04-15-27	595,000	624,750
T-Mobile USA, Inc.	6.500	01-15-26	620,000	671,925
Wind Tre SpA (B)	5.000	01-20-26	925,000	839,549
Utilities 2.7%				26,063,650
Electric utilities 1.2%
Broadcom Corp. (B)	2.375	01-15-20	2,200,000	2,177,035
FirstEnergy Corp.	4.850	07-15-47	2,075,000	2,296,980
Georgia Power Company	4.300	03-15-42	3,150,000	3,329,180
NSTAR Electric Company	3.200	05-15-27	2,225,000	2,198,653
Pampa Energia SA (B)	7.375	07-21-23	153,000	165,399
Pampa Energia SA (B)	7.500	01-24-27	183,000	199,699
South Carolina Electric & Gas Company	4.100	06-15-46	1,100,000	1,115,099
Gas utilities 0.0%
Southern Gas Corridor CJSC (B)	6.875	03-24-26	284,000	324,768
Independent power and renewable electricity producers 0.8%
Calpine Corp. (E)	5.750	01-15-25	1,196,000	1,133,210
Dynegy, Inc. (B)	8.000	01-15-25	1,110,000	1,207,125
Dynegy, Inc. (B)	8.125	01-30-26	425,000	468,690
Exelon Generation Company LLC	5.600	06-15-42	2,050,000	2,236,703
GenOn Energy, Inc. (D)	9.500	10-15-18	1,490,000	1,210,625
NRG Energy, Inc. (B)	5.750	01-15-28	625,000	625,125
NRG Energy, Inc.	6.250	07-15-22	875,000	906,719
Multi-utilities 0.7%
Dominion Energy, Inc.	2.579	07-01-20	3,275,000	3,250,280
DTE Energy Company	3.850	12-01-23	2,075,000	2,135,235

Sempra Energy	4.000	02-01-48	1,100,000	1,083,125
Term loans (H) 23.3%				$223,474,751
(Cost $224,427,656)
Consumer discretionary 5.9%				56,356,553
Automobiles 0.1%
CH Hold Corp. (1 month LIBOR + 3.000%)	4.574	02-01-24	1,430,971	1,442,604
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles and components 0.1%
Dragon Merger Sub LLC (3 month LIBOR + 4.000%)	5.693	07-24-24	842,888	$853,424
Diversified consumer services 0.2%
Weight Watchers International, Inc. (1 and 3 month LIBOR + 4.750%)	6.426	11-29-24	2,200,000	2,225,432
Hotels, restaurants and leisure 1.4%
Aristocrat International Pty, Ltd. (3 month LIBOR + 2.000%)	3.744	10-19-24	885,000	891,266
Boyd Gaming Corp. (1 week LIBOR + 2.500%)	3.968	09-15-23	1,434,913	1,444,786
Caesars Resort Collection LLC (1 month LIBOR + 2.750%)	4.324	12-22-24	1,900,000	1,922,097
CityCenter Holdings LLC (1 month LIBOR + 2.500%)	4.074	04-18-24	1,425,835	1,436,172
Golden Nugget, Inc. (3 month LIBOR + 3.250%)	4.875	10-04-23	1,703,632	1,722,628
Intrawest Resorts Holdings, Inc. (1 month LIBOR + 3.250%)	4.824	07-31-24	2,097,000	2,112,728
New Red Finance, Inc. (1 and 3 month LIBOR + 2.250%)	3.870	02-16-24	1,831,662	1,841,737
Scientific Games International, Inc. (1 month LIBOR + 3.250%)	4.824	08-14-24	1,825,425	1,834,808
Leisure products 0.2%
Hayward Industries, Inc. (1 month LIBOR + 3.500%)	5.074	08-05-24	1,486,275	1,496,798
Media 3.0%
AMC Entertainment Holdings, Inc. (1 month LIBOR + 2.250%)	3.810	12-15-22	2,557,338	2,565,649
Charter Communications Operating LLC (1 month LIBOR + 2.000%)	3.580	04-30-25	1,475,000	1,483,068
Creative Artists Agency LLC (1 month LIBOR + 3.500%)	5.060	02-15-24	2,598,750	2,608,495
CSC Holdings LLC (1 month LIBOR + 2.250%)	3.810	07-17-25	1,324,497	1,325,875
Cumulus Media Holdings, Inc. (1 month LIBOR + 3.250%)	4.830	12-23-20	2,774,662	2,381,437
Delta 2 Lux Sarl (1 week LIBOR + 3.000%)	4.569	02-01-24	1,770,902	1,777,100
Hubbard Radio LLC (1 month LIBOR + 3.250%)	4.830	05-27-22	1,795,625	1,806,094
Mission Broadcasting, Inc. (1 month LIBOR + 2.500%)	4.068	01-17-24	144,340	145,170
Nexstar Broadcasting, Inc. (1 month LIBOR + 2.500%)	4.068	01-17-24	1,146,246	1,152,837
Quebecor Media, Inc. (3 month LIBOR + 2.250%)	3.663	08-17-20	1,374,061	1,378,073
Raycom TV Broadcasting LLC (1 month LIBOR + 2.750%)	4.317	08-23-24	1,995,000	1,999,988
Regal Cinemas Corp. (1 month LIBOR + 2.000%)	3.574	04-01-22	2,308,400	2,308,700
28	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Sinclair Television Group, Inc. (I)	TBD	12-12-24	2,115,000	$2,132,618
Tribune Media Company (1 month LIBOR + 3.000%)	4.574	12-27-20	183,524	183,639
Tribune Media Company (1 month LIBOR + 3.000%)	4.574	01-27-24	2,287,387	2,290,246
Unitymedia Finance LLC (1 month LIBOR + 2.250%)	3.810	09-30-25	1,475,000	1,478,068
Virgin Media Bristol LLC (1 month LIBOR + 2.500%)	4.060	01-15-26	1,520,000	1,528,451
Multiline retail 0.3%
JC Penney Corp., Inc. (3 month LIBOR + 4.250%)	5.729	06-23-23	2,658,904	2,560,312
Specialty retail 0.6%
Bass Pro Group LLC (1 month LIBOR + 5.000%)	6.567	09-25-24	2,857,838	2,872,127
Petco Animal Supplies, Inc. (3 month LIBOR + 3.000%)	4.772	01-26-23	1,971,760	1,489,172
PetSmart, Inc. (1 month LIBOR + 3.000%)	4.570	03-11-22	2,057,810	1,664,954
Consumer staples 2.1%				20,536,921
Beverages 0.2%
Refresco Group NV (I)	TBD	09-26-24	1,095,000	1,097,738
Refresco Group NV (I)	TBD	12-14-24	1,095,000	1,097,738
Food and staples retailing 0.5%
Albertson's LLC (1 month LIBOR + 2.750%)	4.324	08-25-21	3,140,593	3,120,965
Hearthside Group Holdings LLC (1 month LIBOR + 3.000%)	4.574	06-02-21	1,243,534	1,250,535
Food products 0.8%
Chobani LLC (1 month LIBOR + 3.500%)	5.074	10-10-23	1,771,613	1,784,900
Dole Food Company, Inc. (Prime rate + 1.750% and 1 and 3 month LIBOR + 2.750%)	4.317	04-06-24	1,704,875	1,709,137
Hostess Brands LLC (1 month LIBOR + 2.250%)	3.824	08-03-22	1,754,622	1,765,588
Nomad Foods Europe Midco, Ltd. (1 month LIBOR + 2.250%)	3.810	05-15-24	1,455,000	1,462,275
Post Holdings, Inc. (1 month LIBOR + 2.250%)	3.830	05-24-24	1,402,950	1,411,129
Personal products 0.6%
Albea Beauty Holdings SA (3 and 6 month LIBOR + 3.750%)	5.408	04-20-24	2,300,128	2,321,220
Prestige Brands, Inc. (1 month LIBOR + 2.750%)	4.324	01-26-24	1,239,601	1,250,707
Revlon Consumer Products Corp. (1 month LIBOR + 3.500%)	5.074	09-07-23	2,883,500	2,264,989
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Energy 0.5%				$4,725,955
Energy equipment and services 0.0%
Paragon Offshore, Ltd. (3 month LIBOR + 1.000%)	3.867	07-18-22	94,629	79,370
Southcross Holdings Borrower LP (3.500% Cash or 5.500% PIK)	3.500	04-13-23	239,684	236,489
Oil, gas and consumable fuels 0.5%
FTS International, Inc. (1 month LIBOR + 4.750%)	6.324	04-16-21	1,721,000	1,718,126
Granite Acquisition, Inc. (3 month LIBOR + 3.500%)	5.193	12-19-21	114,913	116,672
Granite Acquisition, Inc. (3 month LIBOR + 3.500%)	5.195	12-19-21	2,536,464	2,575,298
Financials 0.8%				7,746,227
Capital markets 0.3%
Onex Wizard Acquisition Company II SCA (1 month LIBOR + 3.000%)	4.574	03-13-22	1,745,087	1,756,430
Sequa Mezzanine Holdings LLC (3 month LIBOR + 5.000%)	6.549	11-28-21	1,233,800	1,250,765
Diversified financial services 0.4%
AlixPartners LLP (3 month LIBOR + 2.750%)	4.443	04-04-24	1,454,013	1,464,103
Duff & Phelps Corp. (I)	TBD	11-29-24	850,000	857,973
TKC Holdings, Inc. (2 and 3 month LIBOR + 4.250%)	6.030	02-01-23	1,424,238	1,440,260
Insurance 0.1%
USI, Inc. (3 month LIBOR + 3.000%)	4.693	05-16-24	972,563	976,696
Health care 2.0%				19,072,748
Health care equipment and supplies 0.5%
Air Medical Group Holdings, Inc. (3 month LIBOR + 3.250%)	4.943	04-28-22	2,847,187	2,872,100
Kinetic Concepts, Inc. (3 month LIBOR + 3.250%)	4.943	02-02-24	2,288,500	2,290,216
Health care providers and services 1.0%
Air Methods Corp. (3 month LIBOR + 3.500%)	5.193	04-21-24	2,546,162	2,558,893
Community Health Systems, Inc. (3 month LIBOR + 2.750%)	4.229	12-31-19	961,091	947,876
Community Health Systems, Inc. (3 month LIBOR + 3.000%)	4.479	01-27-21	701,146	687,522
DaVita, Inc. (1 month LIBOR + 2.750%)	4.324	06-24-21	1,245,208	1,260,773
Surgery Center Holdings, Inc. (1 month LIBOR + 3.250%)	4.830	09-02-24	1,229,918	1,230,938
Team Health, Inc. (1 month LIBOR + 2.750%)	4.324	02-06-24	1,916,408	1,878,079
US Renal Care, Inc. (3 month LIBOR + 4.250%)	5.943	12-31-22	664,863	665,069
30	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care technology 0.2%
Change Healthcare Holdings LLC (1 month LIBOR + 2.750%)	4.324	03-01-24	1,813,297	$1,824,177
Life sciences tools and services 0.2%
Jaguar Holding Company II (1 and 3 month LIBOR + 2.750%)	4.387	08-18-22	1,478,377	1,488,356
Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. (1 month LIBOR + 3.500%)	5.060	04-01-22	1,348,680	1,368,749
Industrials 4.2%				40,242,208
Building products 0.3%
HNC Holdings, Inc. (1 month LIBOR + 4.000%)	5.574	10-05-23	1,550,250	1,570,605
NCI Building Systems, Inc. (I)	TBD	01-26-25	1,150,000	1,152,162
Commercial services and supplies 0.9%
Advanced Disposal Services, Inc. (1 week LIBOR + 2.250%)	3.715	11-10-23	2,297,278	2,311,107
Clean Harbors, Inc. (1 month LIBOR + 2.000%)	3.574	06-27-24	1,179,075	1,185,713
Prime Security Services Borrower LLC (1 month LIBOR + 2.750%)	4.324	05-02-22	1,773,431	1,788,399
TMS International Corp. (I)	TBD	08-21-24	1,000,000	1,002,500
Wrangler Buyer Corp. (1 month LIBOR + 3.000%)	4.574	09-27-24	2,181,000	2,197,052
Electrical equipment 0.3%
Vertiv Group Corp. (1 month LIBOR + 4.000%)	5.568	11-30-23	2,753,992	2,781,532
Machinery 2.6%
Accuride Corp. (3 month LIBOR + 5.250%)	6.943	11-17-23	1,298,409	1,317,885
Blount International, Inc. (1 month LIBOR + 4.250%)	5.818	04-12-23	3,053,040	3,100,759
Douglas Dynamics LLC (1 month LIBOR + 3.000%)	4.700	12-31-21	1,348,967	1,356,561
Filtration Group, Inc. (1 month LIBOR + 3.000%)	4.574	11-21-20	3,235,335	3,273,091
Gardner Denver, Inc. (3 month LIBOR + 2.750%)	4.443	07-30-24	3,050,802	3,063,981
Gates Global LLC (3 month LIBOR + 3.000%)	4.693	04-01-24	3,097,477	3,119,562
Harsco Corp. (1 month LIBOR + 3.000%)	4.625	12-05-24	1,129,465	1,144,058
Husky Injection Molding Systems, Ltd. (1 month LIBOR + 3.250%)	4.824	06-30-21	2,063,133	2,072,417
Navistar, Inc. (1 month LIBOR + 3.500%)	5.060	11-01-24	3,770,000	3,799,858
RBS Global, Inc. (1 month LIBOR + 2.250%)	3.810	08-21-24	1,396,756	1,407,064
Welbilt, Inc. (1 month LIBOR + 2.750%)	4.318	03-03-23	1,082,487	1,091,959
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	31

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc. (3 month LIBOR + 2.250%)	3.818	01-02-25	1,495,000	$1,505,943
Information technology 2.9%				27,500,937
Communications equipment 0.2%
Ciena Corp. (1 month LIBOR + 2.500%)	4.061	01-28-22	2,054,043	2,059,178
Electronic equipment, instruments and components 0.8%
CPI International, Inc. (1 month LIBOR + 3.500%)	5.074	07-26-24	1,770,563	1,781,629
Dell International LLC (1 month LIBOR + 1.750%)	3.330	09-07-21	2,192,405	2,194,115
Dell International LLC (1 month LIBOR + 2.000%)	3.580	09-07-23	2,072,232	2,079,672
Robertshaw US Holding Corp. (1 month LIBOR + 4.500%)	6.125	08-10-24	1,296,750	1,303,778
Internet software and services 0.3%
MH Sub I LLC (3 month LIBOR + 3.750%)	5.339	09-13-24	1,895,250	1,903,305
TierPoint LLC (1 month LIBOR + 3.750%)	5.324	05-06-24	1,430,558	1,437,711
IT services 0.4%
First Data Corp. (1 month LIBOR + 2.250%)	3.810	07-08-22	2,621,342	2,638,826
Optiv Security, Inc. (3 month LIBOR + 3.250%)	4.625	02-01-24	918,855	872,526
Software 0.9%
Avaya, Inc. (1 month LIBOR + 4.750%)	6.310	12-15-24	4,075,000	4,093,664
Infor US, Inc. (3 month LIBOR + 2.750%)	4.443	02-01-22	1,872,719	1,882,082
SS&C European Holdings Sarl (1 month LIBOR + 2.250%)	3.824	07-08-22	14,949	15,026
SS&C Technologies, Inc. (1 month LIBOR + 2.250%)	3.824	07-08-22	962,406	967,391
TIBCO Software, Inc. (1 month LIBOR + 3.500%)	5.070	12-04-20	1,802,253	1,812,400
Technology hardware, storage and peripherals 0.3%
HCP Acquisition LLC (1 month LIBOR + 3.000%)	4.574	05-16-24	731,325	735,589
Western Digital Corp. (1 month LIBOR + 2.000%)	3.561	04-29-23	1,712,486	1,724,045
Materials 2.3%				22,110,556
Chemicals 1.4%
Alpha 3 BV (3 month LIBOR + 3.000%)	4.693	01-31-24	2,034,775	2,051,053
Encapsys LLC (1 month LIBOR + 3.250%)	4.824	11-07-24	1,174,000	1,184,273
Encapsys LLC (1 month LIBOR + 7.500%)	9.074	11-07-25	800,000	809,000
Ferro Corp. (1 month LIBOR + 2.500%)	4.074	02-14-24	2,188,786	2,202,466
MacDermid, Inc. (1 month LIBOR + 2.500%)	4.074	06-07-20	632,234	636,451
32	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
MacDermid, Inc. (1 month LIBOR + 3.000%)	4.574	06-07-23	2,357,196	$2,373,885
OXEA Finance & Cy SCA (3 month LIBOR + 3.500%)	5.250	10-11-24	2,528,663	2,541,306
Trinseo Materials Operating SCA (1 month LIBOR + 2.500%)	4.074	09-06-24	1,419,031	1,430,852
Construction materials 0.1%
Summit Materials LLC (1 month LIBOR + 2.250%)	3.824	11-11-24	1,420,000	1,432,425
Containers and packaging 0.2%
ICSH Parent, Inc. (1 month LIBOR + 3.500%)	5.080	04-29-24	1,470,444	1,481,472
ICSH Parent, Inc. (3 month LIBOR + 3.500%)	4.857	04-29-24	21,272	21,421
Metals and mining 0.3%
Signode Industrial Group US, Inc. (1 and 3 month LIBOR + 2.750%)	4.381	05-04-21	1,442,086	1,442,692
Zekelman Industries, Inc. (3 month LIBOR + 2.750%)	4.408	06-14-21	1,452,949	1,461,419
Paper and forest products 0.3%
Flex Acquisition Company, Inc. (3 month LIBOR + 3.000%)	4.695	12-29-23	3,021,536	3,041,841
Telecommunication services 1.6%				15,285,427
Diversified telecommunication services 1.4%
Consolidated Communications, Inc. (1 month LIBOR + 3.000%)	4.570	10-04-23	1,644,166	1,620,013
Frontier Communications Corp. (1 month LIBOR + 3.750%)	5.330	06-15-24	1,915,375	1,875,478
Level 3 Parent LLC (3 month LIBOR + 2.250%)	3.696	02-22-24	1,391,000	1,396,800
SFR Group SA (3 month LIBOR + 2.750%)	4.522	07-31-25	1,706,038	1,635,664
Syniverse Holdings, Inc. (1 month LIBOR + 3.000%)	4.574	04-23-19	2,867,275	2,854,745
Telesat Canada (3 month LIBOR + 3.000%)	4.700	11-17-23	1,234,406	1,240,578
West Corp. (1 month LIBOR + 4.000%)	5.574	10-10-24	1,596,049	1,613,015
Windstream Services LLC (3 month LIBOR + 4.000%)	5.560	03-29-21	1,702,367	1,605,894
Wireless telecommunication services 0.2%
Sprint Communications, Inc. (1 month LIBOR + 2.500%)	4.125	02-02-24	1,440,244	1,443,240
Utilities 1.0%				9,897,219
Electric utilities 0.6%
Lightstone Generation LLC (1 month LIBOR + 4.500%)	6.074	01-30-24	3,149,568	3,162,954
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	33

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (1 month LIBOR + 2.750%)	4.311	12-14-23	2,539,350	$2,553,647
Independent power and renewable electricity producers 0.4%
Calpine Corp. (3 month LIBOR + 2.500%)	4.200	01-15-24	1,466,298	1,473,131

Dynegy, Inc. (1 month LIBOR + 2.750%)	4.311	02-07-24	2,681,875	2,707,487
Collateralized mortgage obligations 11.5%				$110,214,051
(Cost $106,445,452)
Commercial and residential 11.3%				108,169,792
280 Park Avenue Mortgage Trust Series 2015-280P, Class A (1 month LIBOR + 0.880%) (A)(B)	2.434	09-15-34	2,500,000	2,504,678

Bayview Opportunity Master Fund Trust Series 2017-CRT1, Class M (1 month LIBOR + 2.150%) (A)(B)	3.717	10-25-28	4,858,258	4,865,003
BCAP LLC Trust Series 2011-RR11, Class 21A5 (B)(J)	3.829	06-26-34	258,324	259,300
BHMS Mortgage Trust
Series 2014-ATLS, Class AFL (1 month LIBOR + 1.500%) (A)(B)	3.068	07-05-33	5,425,000	5,445,091
Series 2014-ATLS, Class BFL (1 month LIBOR + 1.950%) (A)(B)	3.518	07-05-33	1,500,000	1,505,224
BX Trust Series 2017-SLCT, Class A (1 month LIBOR + 0.920%) (A)(B)	2.479	07-15-34	1,800,000	1,805,607
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (A)(B)	3.413	11-15-31	2,830,995	2,831,656
CGDB Commercial Mortgage Trust Series 2017-BIO, Class A (1 month LIBOR + 0.750%) (A)(B)	2.309	05-15-30	500,000	500,470
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A (1 month LIBOR + 1.100%) (A)(B)	2.659	07-15-30	5,500,000	5,486,238
CHT Mortgage Trust Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (A)(B)	2.489	11-15-36	4,900,000	4,912,283
Citigroup Commercial Mortgage Trust (Citigroup) Series 2015-SSHP, Class B (1 month LIBOR + 1.650%) (A)(B)	3.209	09-15-27	2,800,000	2,795,638
Citigroup Commercial Mortgage Trust (Citigroup/Academy Securities, Inc./JPMorgan Securities LLC) Series 2016-SMPL, Class A (B)	2.228	09-10-31	5,050,000	4,906,205
Citigroup Commercial Mortgage Trust (Citigroup/Drexel Hamilton) Series 2018-TBR, Class A (1 month LIBOR + 0.830%) (A)(B)	2.380	12-15-19	3,575,000	3,575,000
34	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Citigroup Mortgage Loan Trust Series 2013-2, Class 5A1 (1 month LIBOR + 0.140%) (A)(B)	1.692	07-25-36	2,510,625	$2,421,900
COLT Mortgage Loan Trust Series 2018-1, Class A1 (B)(J)	2.930	02-25-48	2,175,000	2,174,788
Commercial Mortgage Trust (Bank of America/Barclays Capital/Deutsche Bank AG) Series 2006-C8, Class AJ	5.377	12-10-46	386,104	388,517
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (1 month LIBOR + 0.250%) (A)	1.811	02-25-36	1,034,330	984,873
Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%) (A)	2.241	02-25-35	2,744,251	2,653,594
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1 (B)(J)	2.976	01-25-58	3,400,000	3,399,969
GAHR Commercial Mortgage Trust Series 2015-NRF, Class AFL1 (1 month LIBOR + 1.300%) (A)(B)	2.778	12-15-34	237,412	237,561
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (1 month LIBOR + 0.200%) (A)	1.758	05-19-47	2,440,242	2,297,274
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (1 month LIBOR + 1.580%) (A)(B)	3.137	08-05-34	6,250,000	6,263,530
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (J)	3.196	01-25-36	678,999	628,151
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (J)	5.552	12-12-44	125,668	124,411
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,635,000	4,636,251
Series 2007-LDPX, Class AM (J)	5.464	01-15-49	1,624,361	1,629,405
Series 2017-MAUI, Class A (1 month LIBOR + 0.830%) (A)(B)	2.382	07-15-34	1,150,000	1,152,503
LSTAR Securities Investment, Ltd. Series 2017-9, Class A (1 month LIBOR + 1.550%) (A)(B)	0.031	12-01-22	2,973,512	2,973,512
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (B)(J)	3.834	01-13-32	4,250,000	4,319,216
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (1 month LIBOR + 0.230%) (A)(B)	1.702	08-26-36	2,067,800	2,052,878
Series 2012-6, Class 4A1 (1 month LIBOR + 0.330%) (A)(B)	1.882	01-26-36	2,118,256	2,070,171
Series 2012-6, Class 6A1 (1 month LIBOR + 0.340%) (A)(B)	1.892	11-26-35	4,517,731	4,500,216
Series 2012-6, Class 8A1 (1 month LIBOR + 0.500%) (A)(B)	2.052	04-26-35	1,499,508	1,486,144
TRU Trust Series 2016-TOYS, Class A (1 month LIBOR + 2.250%) (A)(B)	3.809	11-15-30	3,736,199	3,718,592
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A (1 month LIBOR + 1.350%) (A)(B)	2.909	06-15-29	2,700,000	2,707,582
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	35

	Rate (%)	Maturity date	Par value^	Value

WaMu Mortgage Pass Through Certificates Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (A)	2.021	04-25-45	2,183,982	$2,145,130
WaMu Mortgage Pass-Through Certificates
Series 2005-11, Class A1 (1 month LIBOR + 0.320%) (A)	1.881	08-25-45	2,440,481	2,443,468
Series 2005-AR1, Class A1A (1 month LIBOR + 0.640%) (A)	2.201	01-25-45	919,487	912,769
Series 2005-AR19, Class A1A1 (1 month LIBOR + 0.270%) (A)	1.831	12-25-45	2,377,460	2,302,166
Series 2005-AR8, Class 1A (1 month LIBOR + 0.270%) (A)	1.831	07-25-45	1,963,089	1,947,337
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (J)	3.479	04-25-35	933,720	937,962
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class A (1 month LIBOR + 1.122%) (A)(B)	2.681	11-15-29	1,657,369	1,658,409
Series 2015-BXRP, Class B (1 month LIBOR + 1.472%) (A)(B)	3.031	11-15-29	1,606,854	1,609,120
U.S. Government Agency 0.2%				2,044,259
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	302,097	291,054

Series 4013, Class DK	3.000	02-15-31	1,317,463	1,355,621

Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	394,274	397,584
Asset backed securities 8.3%				$80,207,643
(Cost $80,195,190)
Bayview Opportunity Master Fund Trust Series 2017-NPL1, Class A1 (B)	3.598	01-28-32	1,190,757	1,190,859
Chesapeake Funding II LLC Series 2016-1A, Class A2 (1 month LIBOR + 1.150%) (A)(B)	2.709	03-15-28	1,579,513	1,585,866
Colony American Homes Series 2014-2A, Class A (1 month LIBOR + 0.950%) (A)(B)	2.509	07-17-31	2,394,566	2,398,532
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (1 month LIBOR + 0.300%) (A)(B)	1.864	11-26-35	3,186,167	3,077,483
GCAT LLC Series 2017-5, Class A1 (B)	3.228	07-25-47	980,993	979,151
GSAMP Trust Series 2006-NC1, Class A2 (1 month LIBOR + 0.180%) (A)	1.741	02-25-36	3,057	3,056
Hertz Vehicle Financing II LP Series 2015-2A, Class A (B)	2.020	09-25-19	850,000	847,863
Invitation Homes Trust
Series 2015-SFR3, Class A (1 month LIBOR + 1.300%) (A)(B)	2.859	08-17-32	3,787,961	3,803,229
Series 2018-SFR1, Class A (1 month LIBOR + 0.700%) (A)(B)	2.461	03-17-37	3,000,000	3,005,695
36	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Long Beach Mortgage Loan Trust Series 2005-WL2, Class M1 (1 month LIBOR + 0.705%) (A)	2.266	08-25-35	293,367	$295,601
Mill City Mortgage Loan Trust
Series 2016-1, Class A1 (B)(J)	2.500	04-25-57	1,744,120	1,723,535
Series 2017-1, Class A1 (B)(J)	2.750	11-25-58	3,073,249	3,053,629
New Residential Advance Receivables Trust Series 2017-T1, Class AT1 (B)	3.214	02-15-51	4,625,000	4,596,791
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL2, Class A1 (B)	3.250	03-28-57	3,110,630	3,105,121
Series 2017-NPL5, Class A1 (B)(J)	3.327	12-30-32	6,246,935	6,211,705
Progress Residential Trust Series 2016-SFR1, Class A (1 month LIBOR + 1.500%) (A)(B)	3.059	09-17-33	2,725,343	2,755,732
RAAC Series Trust Series 2006-SP2, Class A3 (1 month LIBOR + 0.270%) (A)	1.831	02-25-36	148,375	148,356
SLC Student Loan Trust Series 2004-1, Class A6 (3 month LIBOR + 0.160%) (A)	1.576	05-15-23	3,719,078	3,719,083
SoFi Professional Loan Program LLC
Series 2015-C, Class A1 (1 month LIBOR + 1.050%) (A)(B)	2.611	08-27-35	1,661,521	1,679,802
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (A)(B)	2.661	10-27-36	1,835,810	1,868,954
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (A)(B)	2.511	01-25-39	1,217,838	1,229,729
Springleaf Funding Trust Series 2016-AA, Class A (B)	2.900	11-15-29	3,900,000	3,909,567
TAL Advantage V LLC Series 2013-2A, Class A (B)	3.550	11-20-38	2,187,500	2,164,469
Towd Point Mortgage Trust Series 2016-2, Class A1A (B)(J)	2.750	08-25-55	1,609,737	1,593,305
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1 (1 month LIBOR + 0.850%) (A)(B)	2.409	12-15-20	3,550,000	3,570,732
U.S. Residential Opportunity Fund IV Trust Series 2017-1III, Class A (B)	3.352	11-27-37	2,950,931	2,934,684
VOLT LIV LLC Series 2017-NPL1, Class A1 (B)	3.500	02-25-47	1,277,619	1,275,394
VOLT LVIII LLC Series 2017-NPL5, Class A1 (B)	3.375	05-28-47	852,843	853,243
VOLT LX LLC Series 2017-NPL7, Class A1 (B)	3.250	06-25-47	1,869,604	1,867,964
VOLT LXI LLC Series 2017-NPL8, Class A1 (B)	3.125	06-25-47	2,326,915	2,322,701
VOLT LXII LLC Series 2017-NPL9, Class A1 (B)	3.125	09-25-47	1,901,343	1,896,730
VOLT LXIII LLC Series 2017-NP10, Class A1 (B)	3.000	10-25-47	3,300,000	3,284,522
VOLT LXIV LLC Series 2017-NP11, Class A1 (B)	3.375	10-25-47	5,260,836	5,252,883
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	37

	Rate (%)	Maturity date	Par value^	Value

VOLT XXV LLC Series 2015-NPL8, Class A1 (B)	3.500	06-26-45	1,999,657	$2,001,677

	Shares	Value
Common stocks 0.4%		$3,658,982
(Cost $6,755,757)
Consumer discretionary 0.0%		131,244
Textiles, apparel and luxury goods 0.0%
Quiksilver, Inc. (C)(K)	5,944	131,244
Energy 0.0%		278,200
Energy equipment and services 0.0%
Paragon Offshore PLC (C)	2,695	55,248
Paragon Offshore PLC, Litigation Trust A (C)	2,695	3,010
Paragon Offshore PLC, Litigation Trust B (C)	1,348	44,906
Southcross Holdings Borrower LP (C)	246	86,100
Oil, gas and consumable fuels 0.0%
Denbury Resources, Inc. (C)	36,575	88,877
Gener8 Maritime, Inc. (C)	10	59
Information technology 0.2%		1,242,715
Software 0.2%
Avaya Holdings Corp. (C)	59,517	1,242,715
Utilities 0.2%		2,006,823
Independent power and renewable electricity producers 0.2%
Vistra Energy Corp. (C)	102,914	2,006,823
Rights 0.0%		$135,311
(Cost $738,662)
Texas Competitive Electric Holdings Company LLC (C)(L)	180,414	135,311
Warrants 0.0%		$5,507
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (C)(L)	6,682	5,346
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20; Strike Price $24.00) (C)	2,144	161

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$582
(Cost $4,430)
Midstates Petroleum Company, Inc. (C)(K)	10.750	10-01-20	650,000	582
Texas Competitive Electric Holdings Company LLC (C)(K)	11.500	10-01-20	10,820,544	0

38	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$7,457,097
(Cost $7,456,793)
John Hancock Collateral Trust (M)	1.4720(N)	745,330	7,457,097

	Yield*(%)	Maturity date		Par value^	Value
Short-term investments 7.9%					$75,870,662
(Cost $75,834,504)
Foreign government 0.2%					1,970,314
Egypt Treasury Bill	15.113	06-19-18	EGP	7,500,000	399,557
Egypt Treasury Bill	17.760	03-06-18	EGP	6,125,000	341,183
Federative Republic of Brazil	6.417	01-01-19	BRL	525,000	155,274
Federative Republic of Brazil	7.449	07-01-20	BRL	1,370,000	353,638
Mexico Cetes	7.045	06-21-18	MXN	13,800,000	720,662

	Yield (%)	Shares	Value
Money market funds 7.7%			73,900,348

State Street Institutional Treasury Plus Money Market Fund, Premier Class	1.2238(N)	73,900,348	73,900,348

Total investments (Cost $961,076,482) 100.8%	$968,555,465
Other assets and liabilities, net (0.8%)	(7,875,597)
Total net assets 100.0%	$960,679,868

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	39

(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $282,395,240 or 29.4% of the fund's net assets as of 1-31-18.
(C)	Non-income producing security.
(D)	Non-income producing - Issuer is in default.
(E)	A portion of this security is on loan as of 1-31-18.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(L)	Strike price and/or expiration date not available.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(N)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
40	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Mar 2018	$36,481,580	$36,249,844	$(231,736)
10-Year U.S. Treasury Note Futures	380	Short	Mar 2018	(47,339,688)	(46,199,688)	1,140,000
5-Year U.S. Treasury Note Futures	91	Short	Mar 2018	(10,620,351)	(10,438,695)	181,656
Ultra U.S. Treasury Bond Futures	387	Short	Mar 2018	(64,373,568)	(62,669,812)	1,703,756
						$2,793,676
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	12,303,989	USD	632,921	JPMorgan Chase Bank N.A.	2/16/2018	—	$(10,722)
ARS	7,083,475	USD	350,000	JPMorgan Chase Bank N.A.	4/25/2018	—	(3,623)
BRL	4,941,063	USD	1,563,977	Citibank N.A.	2/2/2018	—	(13,112)
BRL	14,610,739	USD	4,599,186	Goldman Sachs International	2/2/2018	—	(13,266)
BRL	1,681,132	USD	531,600	JPMorgan Chase Bank N.A.	2/2/2018	—	(3,938)
BRL	992,938	USD	311,149	Citibank N.A.	3/2/2018	—	(443)
CLP	979,430,220	USD	1,614,920	Goldman Sachs International	2/12/2018	$9,512	—
COP	3,122,548,000	USD	1,100,000	JPMorgan Chase Bank N.A.	2/23/2018	—	(1,032)
CZK	26,578,206	USD	1,233,156	Citibank N.A.	2/15/2018	73,228	—
CZK	31,996,638	USD	1,485,800	Goldman Sachs International	2/15/2018	86,913	—
CZK	22,021,675	USD	1,021,887	JPMorgan Chase Bank N.A.	2/15/2018	60,532	—
EUR	7,286,004	USD	9,055,869	JPMorgan Chase Bank N.A.	2/9/2018	—	(5,925)
EUR	15,850,000	USD	19,480,205	JPMorgan Chase Bank N.A.	2/16/2018	215,733	—
INR	45,429,350	USD	710,000	Goldman Sachs International	2/26/2018	1,969	—
MXN	361,900,000	USD	19,362,053	Citibank N.A.	2/26/2018	6,402	—
PEN	535,916	USD	166,382	JPMorgan Chase Bank N.A.	2/22/2018	112	—
PLN	1,403,000	USD	416,213	Citibank N.A.	2/8/2018	3,189	—
RON	3,425,500	USD	889,602	Citibank N.A.	2/9/2018	25,454	—
RON	660,000	USD	172,911	Goldman Sachs International	2/9/2018	3,395	—
THB	43,667,568	USD	1,364,000	Citibank N.A.	2/16/2018	30,662	—
TRY	497,799	USD	131,363	Citibank N.A.	2/13/2018	676	—
TRY	208,284	USD	55,015	JPMorgan Chase Bank N.A.	2/13/2018	231	—
USD	522,000	ARS	10,313,782	JPMorgan Chase Bank N.A.	2/16/2018	444	—
USD	9,505,562	AUD	11,930,000	JPMorgan Chase Bank N.A.	2/26/2018	—	(106,574)
USD	673,982	BRL	2,129,998	Citibank N.A.	2/2/2018	5,433	—
USD	1,506,651	BRL	4,806,193	Goldman Sachs International	2/2/2018	—	(1,884)
USD	511,252	BRL	1,681,132	JPMorgan Chase Bank N.A.	2/2/2018	—	(16,411)
USD	314,619	BRL	992,938	Citibank N.A.	3/2/2018	3,913	—
USD	107,000	CLP	65,019,620	Goldman Sachs International	2/12/2018	—	(838)
USD	374,026	COP	1,078,000,000	Citibank N.A.	2/23/2018	—	(5,371)
USD	361,972	COP	1,042,480,194	Goldman Sachs International	2/23/2018	—	(4,924)
USD	1,119,689	COP	3,230,582,198	JPMorgan Chase Bank N.A.	2/23/2018	—	(17,302)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	399,000	CZK	8,185,619	Citibank N.A.	2/15/2018	—	$(3,343)
USD	40,000	CZK	827,677	Goldman Sachs International	2/15/2018	—	(682)
USD	973,000	CZK	19,728,395	JPMorgan Chase Bank N.A.	2/15/2018	$3,301	—
USD	8,802,604	EUR	7,286,004	JPMorgan Chase Bank N.A.	2/9/2018	—	(247,340)
USD	19,263,630	EUR	15,850,000	JPMorgan Chase Bank N.A.	2/16/2018	—	(432,304)
USD	8,005,883	EUR	6,415,700	JPMorgan Chase Bank N.A.	3/9/2018	22,471	—
USD	9,622,420	GBP	7,060,000	JPMorgan Chase Bank N.A.	2/16/2018	—	(406,941)
USD	338,285	IDR	4,519,144,800	Citibank N.A.	2/28/2018	1,365	—
USD	795,884	IDR	10,623,065,000	Goldman Sachs International	2/28/2018	3,893	—
USD	559,474	IDR	7,475,138,000	JPMorgan Chase Bank N.A.	2/28/2018	2,174	—
USD	223,000	INR	14,191,274	Goldman Sachs International	2/26/2018	594	—
USD	9,586,759	JPY	1,042,840,000	JPMorgan Chase Bank N.A.	2/28/2018	21,078	—
USD	19,236,100	MXN	361,900,000	Citibank N.A.	2/26/2018	—	(132,355)
USD	1,390,838	MXN	25,889,747	Citibank N.A.	2/28/2018	5,703	—
USD	210,205	MXN	3,916,916	Goldman Sachs International	2/28/2018	645	—
USD	267,000	MXN	4,975,919	JPMorgan Chase Bank N.A.	2/28/2018	782	—
USD	50,000	PEN	160,900	Citibank N.A.	2/22/2018	13	—
USD	506,341	PEN	1,641,000	JPMorgan Chase Bank N.A.	2/22/2018	—	(3,470)
USD	174,469	PLN	600,000	Citibank N.A.	2/8/2018	—	(4,890)
USD	440,000	RON	1,644,764	Citibank N.A.	2/9/2018	634	—
USD	970,575	RUB	54,614,155	Citibank N.A.	2/22/2018	1,500	—
USD	441,988	THB	14,263,328	Citibank N.A.	2/16/2018	—	(13,557)
USD	800,509	ZAR	9,887,426	Goldman Sachs International	2/28/2018	—	(30,868)
ZAR	1,218,888	USD	102,000	Goldman Sachs International	2/28/2018	489	—
						$592,440	$(1,481,115)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.EM.28	43,165,000	USD	$ 43,165,000	1.000%	Quarterly	Dec 2022	$ 1,187,519	$ (956,346)	$ 231,173
Centrally cleared	CDX.NA.HY.29	83,500,000	USD	83,500,000	5.000%	Quarterly	Dec 2022	(5,956,395)	(1,527,062)	(7,483,457)
Centrally cleared	iTraxx Europe Crossover Series 28 Version 1	10,575,000	EUR	12,276,512	5.000%	Quarterly	Dec 2022	(1,529,321)	(87,693)	(1,617,014)
				$138,941,512				$(6,298,197)	$(2,571,101)	$(8,869,298)

Derivatives Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
42	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $956,094,507. Net unrealized appreciation aggregated to $5,496,661, of which $22,874,374 related to gross unrealized appreciation and $17,377,713 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	43

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $953,619,689) including $7,183,242 of securities loaned	$961,098,368
Affiliated investments, at value (Cost $7,456,793)	7,457,097
Total investments, at value (Cost $961,076,482)	968,555,465
Unrealized appreciation on forward foreign currency contracts	592,440
Receivable for centrally cleared swaps	3,811,985
Foreign currency, at value (Cost $731,951)	758,046
Cash held at broker for futures contracts	1,655,710
Cash segregated at custodian for OTC derivative contracts	930,000
Receivable for investments sold	7,153,251
Receivable for fund shares sold	3,063,720
Dividends and interest receivable	7,485,706
Receivable for securities lending income	7,113
Other receivables and prepaid expenses	82,896
Total assets	994,096,332
Liabilities
Payable for futures variation margin	404,094
Unrealized depreciation on forward foreign currency contracts	1,481,115
Due to custodian	1,444,872
Payable for investments purchased	19,477,919
Payable for delayed delivery securities purchased	355,000
Payable for fund shares repurchased	2,635,902
Payable upon return of securities loaned	7,457,964
Distributions payable	612
Payable to affiliates
Accounting and legal services fees	36,542
Transfer agent fees	8,041
Trustees' fees	2,573
Other liabilities and accrued expenses	111,830
Total liabilities	33,416,464
Net assets	$960,679,868
Net assets consist of
Paid-in capital	$1,025,817,645
Undistributed net investment income	4,390,547
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap contracts	(76,436,886)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap contracts	6,908,562
Net assets	$960,679,868

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       44

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($46,604,244 ÷ 4,773,163 shares)[1]	$9.76
Class C ($3,122,510 ÷ 319,833 shares)[1]	$9.76
Class I ($34,144,447 ÷ 3,501,717 shares)	$9.75
Class R2 ($50,309 ÷ 5,155 shares)	$9.76
Class R4 ($50,307 ÷ 5,155 shares)	$9.76
Class R6 ($5,124,117 ÷ 524,928 shares)	$9.76
Class NAV ($871,583,934 ÷ 89,229,433 shares)	$9.77
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$10.01

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       45

STATEMENT OF OPERATIONS   For the six months ended 1-31-18 (unaudited)

Investment income
Interest	$23,452,907
Securities lending	32,895
Less foreign taxes withheld	(15,340)
Total investment income	23,470,462
Expenses
Investment management fees	3,683,954
Distribution and service fees	79,621
Accounting and legal services fees	80,018
Transfer agent fees	42,578
Trustees' fees	8,949
State registration fees	61,955
Printing and postage	12,396
Professional fees	59,840
Custodian fees	84,426
Other	18,264
Total expenses	4,132,001
Less expense reductions	(44,276)
Net expenses	4,087,725
Net investment income	19,382,737
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	6,485,351
Affiliated investments	(738)
Futures contracts	(2,117,121)
Forward foreign currency contracts	(851,873)
Swap contracts	(2,444,608)
1,071,011
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(3,745,920)
Affiliated investments	111
Futures contracts	3,691,329
Forward foreign currency contracts	162,325
Swap contracts	(576,804)
(468,959)
Net realized and unrealized gain	602,052
Increase in net assets from operations	$19,984,789

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       46

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$19,382,737	$44,489,840
Net realized gain	1,071,011	10,198,385
Change in net unrealized appreciation (depreciation)	(468,959)	10,763,783
Increase in net assets resulting from operations	19,984,789	65,452,008
Distributions to shareholders
From net investment income
Class A	(648,571)	(885,271)
Class C	(40,422)	(67,483)
Class I	(564,973)	(978,145)
Class R2	(1,451)	(3,078)
Class R4	(1,496)	(3,176)
Class R6	(70,537)	(47,598)
Class NAV	(17,496,705)	(41,013,833)
Total distributions	(18,824,155)	(42,998,584)
From fund share transactions	(271,677,079)	(171,289,028)
Total decrease	(270,516,445)	(148,835,604)
Net assets
Beginning of period	1,231,196,313	1,380,031,917
End of period	$960,679,868	$1,231,196,313
Undistributed net investment income	$4,390,547	$3,831,965

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Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.74		$9.57	$9.73	$10.25	$10.32	$10.30
Net investment income[2]	0.16		0.29	0.29	0.31	0.30	0.36
Net realized and unrealized gain (loss) on investments	0.02		0.17	(0.11)	(0.52)	0.08	(0.01)
Total from investment operations	0.18		0.46	0.18	(0.21)	0.38	0.35
Less distributions
From net investment income	(0.16)		(0.29)	(0.34)	(0.31)	(0.32)	(0.33)
From net realized gain	—		—	—	—	(0.13)	—
Total distributions	(0.16)		(0.29)	(0.34)	(0.31)	(0.45)	(0.33)
Net asset value, end of period	$9.76		$9.74	$9.57	$9.73	$10.25	$10.32
Total return (%)[3,4]	1.81	[5]	4.85	1.93	(2.03)	3.76	3.41
Ratios and supplemental data
Net assets, end of period (in millions)	$47		$37	$27	$27	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[6]	1.17	1.17	1.21	1.47	4.65
Expenses including reductions	1.16	[6]	1.16	1.17	1.20	1.21	1.21
Net investment income	3.21	[6]	2.99	3.10	3.10	2.93	3.58
Portfolio turnover (%)	33		77	52	61	65	77

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

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Class C Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.74		$9.57	$9.73	$10.25	$10.29
Net investment income[3]	0.13		0.24	0.23	0.23	—	[4]
Net realized and unrealized gain (loss) on investments	0.01		0.15	(0.12)	(0.52)	(0.02)
Total from investment operations	0.14		0.39	0.11	(0.29)	(0.02)
Less distributions
From net investment income	(0.12)		(0.22)	(0.27)	(0.23)	(0.02)
Total distributions	(0.12)		(0.22)	(0.27)	(0.23)	(0.02)
Net asset value, end of period	$9.76		$9.74	$9.57	$9.73	$10.25
Total return (%)[5,6]	1.48	[7]	4.15	1.23	(2.82)	(0.18	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	[8]	1.87	1.88	2.27	7.95	[8]
Expenses including reductions	1.86	[8]	1.86	1.87	2.00	2.00	[8]
Net investment income (loss)	2.63	[8]	2.44	2.47	2.36	(0.52	) [8]
Portfolio turnover (%)	33		77	52	61	65	[9]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 6-27-14.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

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Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.73		$9.56	$9.72	$10.24	$10.32	$10.30
Net investment income[2]	0.18		0.33	0.33	0.34	0.32	0.38
Net realized and unrealized gain (loss) on investments	0.01		0.16	(0.12)	(0.51)	0.08	— [3]
Total from investment operations	0.19		0.49	0.21	(0.17)	0.40	0.38
Less distributions
From net investment income	(0.17)		(0.32)	(0.37)	(0.35)	(0.35)	(0.36)
From net realized gain	—		—	—	—	(0.13)	—
Total distributions	(0.17)		(0.32)	(0.37)	(0.35)	(0.48)	(0.36)
Net asset value, end of period	$9.75		$9.73	$9.56	$9.72	$10.24	$10.32
Total return (%)[4]	1.99	[5]	5.21	2.25	(1.71)	3.98	3.73
Ratios and supplemental data
Net assets, end of period (in millions)	$34		$33	$23	$26	$17	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	[6]	0.86	0.86	0.88	1.46	4.14
Expenses including reductions	0.86	[6]	0.85	0.85	0.87	0.90	0.90
Net investment income	3.59	[6]	3.44	3.49	3.46	3.23	3.76
Portfolio turnover (%)	33		77	52	61	65	77

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

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Class R2 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.74		$9.57	$9.73	$9.93
Net investment income[3]	0.17		0.31	0.32	0.11
Net realized and unrealized gain (loss) on investments	0.01		0.17	(0.13)	(0.20)
Total from investment operations	0.18		0.48	0.19	(0.09)
Less distributions
From net investment income	(0.16)		(0.31)	(0.35)	(0.11)
Total distributions	(0.16)		(0.31)	(0.35)	(0.11)
Net asset value, end of period	$9.76		$9.74	$9.57	$9.73
Total return (%)[4]	1.91	[5]	5.05	2.12	(0.87	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[7]	1.02	1.02	1.01	[7]
Expenses including reductions	1.02	[7]	1.01	1.01	1.00	[7]
Net investment income	3.49	[7]	3.23	3.34	3.09	[7]
Portfolio turnover (%)	33		77	52	61	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

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Class R4 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.74		$9.57	$9.73	$9.93
Net investment income[3]	0.17		0.32	0.33	0.11
Net realized and unrealized gain (loss) on investments	0.02		0.17	(0.13)	(0.19)
Total from investment operations	0.19		0.49	0.20	(0.08)
Less distributions
From net investment income	(0.17)		(0.32)	(0.36)	(0.12)
Total distributions	(0.17)		(0.32)	(0.36)	(0.12)
Net asset value, end of period	$9.76		$9.74	$9.57	$9.73
Total return (%)[4]	1.97	[5]	5.15	2.22	(0.84	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[7]	1.02	1.02	1.01	[7]
Expenses including reductions	0.92	[7]	0.91	0.91	0.90	[7]
Net investment income	3.59	[7]	3.33	3.44	3.19	[7]
Portfolio turnover (%)	33		77	52	61	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

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Class R6 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.74		$9.57	$9.73	$9.93
Net investment income[3]	0.19		0.34	0.34	0.11
Net realized and unrealized gain (loss) on investments	0.01		0.16	(0.12)	(0.19)
Total from investment operations	0.20		0.50	0.22	(0.08)
Less distributions
From net investment income	(0.18)		(0.33)	(0.38)	(0.12)
Total distributions	(0.18)		(0.33)	(0.38)	(0.12)
Net asset value, end of period	$9.76		$9.74	$9.57	$9.73
Total return (%)[4]	2.05	[5]	5.33	2.40	(0.78	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$2	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	[7]	0.77	0.77	0.74	[7]
Expenses including reductions	0.76	[7]	0.74	0.74	0.73	[7]
Net investment income	3.78	[7]	3.56	3.61	3.31	[7]
Portfolio turnover (%)	33		77	52	61	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

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Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.75		$9.57	$9.74	$10.25	$10.32	$10.30
Net investment income[2]	0.18		0.34	0.34	0.36	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.02		0.17	(0.13)	(0.51)	0.06	— [3]
Total from investment operations	0.20		0.51	0.21	(0.15)	0.43	0.40
Less distributions
From net investment income	(0.18)		(0.33)	(0.38)	(0.36)	(0.37)	(0.38)
From net realized gain	—		—	—	—	(0.13)	—
Total distributions	(0.18)		(0.33)	(0.38)	(0.36)	(0.50)	(0.38)
Net asset value, end of period	$9.77		$9.75	$9.57	$9.74	$10.25	$10.32
Total return (%)[4]	2.05	[5]	5.43	2.27	(1.46)	4.26	3.88
Ratios and supplemental data
Net assets, end of period (in millions)	$872		$1,156	$1,326	$1,402	$1,469	$1,155
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	[6]	0.75	0.75	0.74	0.75	0.75
Expenses including reductions	0.76	[6]	0.74	0.74	0.73	0.75	0.74
Net investment income	3.72	[6]	3.55	3.61	3.63	3.59	3.79
Portfolio turnover (%)	33		77	52	61	65	77

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined

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and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$7,196,038	—	$7,196,038	—
Foreign government obligations	117,821,489	—	117,821,489	—
Corporate bonds	342,513,352	—	342,513,352	—
Term loans	223,474,751	—	223,474,751	—
Collateralized mortgage obligations	110,214,051	—	110,214,051	—
Asset backed securities	80,207,643	—	80,207,643	—
Common stocks	3,658,982	$3,338,474	189,264	$131,244
Rights	135,311	—	135,311	—
Warrants	5,507	5,346	161	—
Escrow certificates	582	—	—	582
Securities lending collateral	7,457,097	7,457,097	—	—
Short-term investments	75,870,662	73,900,348	1,970,314	—
Total investments in securities	$968,555,465	$84,701,265	$883,722,374	$131,826
Derivatives:
Assets
Futures	$3,025,412	$3,025,412	—	—
Forward foreign currency contracts	592,440	—	$592,440	—
Swap contracts	231,173	—	231,173	—
Liabilities
Futures	$(231,736)	$(231,736)	—	—
Forward foreign currency contracts	(1,481,115)	—	$(1,481,115)	—
Swap contracts	(9,100,471)	—	(9,100,471)	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including

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credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At January 31, 2018, the fund had $155,769 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement(s) of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of January 31, 2018, the fund loaned securities valued at $7,183,242 and received $7,457,964 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency

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exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $2,274.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $27,551,101 and a long-term capital loss carryforward of $49,515,032 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and paydowns.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

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Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2018, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging from $155.6 million to $218.1 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $74.7 million to $164.4 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve

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the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $103.5 million to $138.9 million, as measured at each quarter end.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness soundness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the six months ended January 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $5.9 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$3,025,412	($231,736)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	592,440	(1,481,115)
Credit	Swap contracts, at value	Credit default swaps^	231,173	(9,100,471)
			$3,849,025	($10,813,322)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	($2,444,608)	($2,444,608)
Foreign currency	—	($851,873)	—	(851,873)
Interest rate	($2,117,121)	—	—	(2,117,121)
Total	($2,117,121)	($851,873)	($2,444,608)	($5,413,602)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	($576,804)	($576,804)
Foreign currency	—	$162,325	—	162,325
Interest rate	$3,691,329	—	—	3,691,329
Total	$3,691,329	$162,325	($576,804)	$3,276,850

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund's aggregate daily net assets, b) 0.700% of the next $500 million of the fund's aggregate daily net assets and c) 0.675% of the fund's aggregate daily net assets in excess of $750 million. Aggregate net assets include the net assets of the fund and Short Duration Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2017, the Advisor contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A and Class I shares, as applicable, exceed 1.21% or

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0.90%, respectively, of average net assets (on an annualized basis) of the class. For purposes of this agreement, "expenses of Class A and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) underlying fund expenses (acquired fund fees); and (f) short dividend expense.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class.

The expense reductions described above amounted to the following for the six months ended January 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$1,734	Class R4	$3
Class C	136	Class R6	301
Class I	1,357	Class NAV	40,698
Class R2	3	Total	$44,232

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $44 for Class R4 shares for the six months ended January 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $41,503 for the six months ended January 31, 2018. Of this amount, $8,555 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $32,888 was paid as sales commissions to broker-dealers and $60 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied

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to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, CDSCs received by the Distributor amounted to $11,322 and $358 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$63,308	$22,964
Class C	16,097	1,751
Class I	—	17,610
Class R2	108	5
Class R4	108	5
Class R6	—	243
Total	$79,621	$42,578

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,583,755	$83,482,876	11,919,870	$115,158,148
Distributions reinvested	66,478	646,798	91,301	882,443
Repurchased	(7,706,028)	(74,963,794)	(10,991,425)	(106,214,740)
Net increase	944,205	$9,165,880	1,019,746	$9,825,851
Class C shares
Sold	48,714	$473,947	172,401	$1,661,700
Distributions reinvested	4,130	40,188	6,957	67,208
Repurchased	(64,239)	(624,794)	(134,012)	(1,293,125)
Net increase (decrease)	(11,395)	($110,659)	45,346	$435,783

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		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class I shares
Sold	1,448,853	$14,072,595	2,028,472	$19,526,787
Distributions reinvested	57,610	559,917	101,347	977,803
Repurchased	(1,352,501)	(13,146,515)	(1,181,034)	(11,376,872)
Net increase	153,962	$1,485,997	948,785	$9,127,718
Class R2 shares
Repurchased	(4,915)	(47,676)	—	—
Net increase (decrease)	(4,915)	($47,676)	—	—
Class R4 shares
Repurchased	(4,915)	(47,676)	—	—
Net increase (decrease)	(4,915)	($47,676)	—	—
Class R6 shares
Sold	449,786	$4,382,314	47,525	$460,122
Distributions reinvested	7,208	70,099	4,928	47,598
Repurchased	(109,363)	(1,064,728)	(4,451)	(42,710)
Net increase	347,631	$3,387,685	48,002	$465,010
Class NAV shares
Sold	1,068,985	$10,372,944	3,709,210	$35,758,518
Distributions reinvested	1,797,582	17,496,705	3,904,052	37,715,672
Repurchased	(32,247,634)	(313,380,279)	(27,527,026)	(264,617,580)
Net decrease	(29,381,067)	($285,510,630)	(19,913,764)	($191,143,390)
Total net decrease	(27,956,494)	($271,677,079)	(17,851,885)	($171,289,028)

There were no share transactions for the year ended July 31,2017 for Class R2 and Class R4.

Affiliates of the fund owned 100% of shares of Class R2, Class R4 and Class NAV, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $327,183,816 and $622,433,320, respectively, for the six months ended January 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 90.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	33.6%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.6%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	12.0%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.9%
John Hancock Funds II Alternative Asset Allocation Fund	8.5%

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Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period ended January 31, 2018 the fund engaged in sales amounting to $6,398,966.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       67

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431086	350SA 1/18 3/18

John Hancock

Absolute Return Currency Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was off historically low levels. While many in our asset management network believe the sell-off will be temporary, it's likely the era of extremely low volatility is behind us for now.

Ultimately, market prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. In the United States, unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

In step with these signals of domestic economic strength, synchronized global growth continued to gain momentum, which has contributed to favorable corporate earnings across the world's developed and emerging markets.

While markets delivered strong results over the course of the period, it's important for investors to be aware of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
34	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The fund underperformed its cash benchmark

After performing well in the first half of 2017, the fund gave back ground during the six months ended January 31, 2018.

The bulk of the shortfall occurred in December

The risk-on rally that closed out 2017 created an unusual market environment that pressured the U.S. dollar and acted as a headwind for our strategy.

Positioning in the U.S. dollar was the largest detractor

The fund was hurt by its positioning with respect to the U.S. and New Zealand dollars, offsetting its stronger showing in the British pound and euro.

CURRENCY ALLOCATION AS OF 1/31/18 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant LP

Dori S. Levanoni
Portfolio Manager
First Quadrant LP

How would you describe market conditions during the six months ended January 31, 2018?

The past six months was an unusually positive time for the financial markets, with persistent investor optimism and very little volatility in higher-risk asset classes. Sentiment was boosted by the combination of accelerating global growth, rising corporate earnings, and the passage of a long-anticipated tax reform package in the United States late in the period. The favorable news flow led to strong returns for equities, especially the higher-risk segments of the market. At the same time, the resurgence in the world economy fueled rising bond yields as investors began to factor in the likelihood of tighter monetary policy by global central banks.

Among the major global currencies, the British pound, euro, Swiss franc, and Singapore dollar posted the largest gains against the world currency basket. The U.S., New Zealand, Canadian, and Australian dollars experienced the most significant declines.

How did the fund perform?

The fund's Class A shares lost 5.55% (excluding sales charges) and finished well behind the 0.53% return of its cash benchmark, the Citigroup 1-Month U.S. Treasury Bill Index. When assessing the fund's performance, it's important to keep in mind that our goal is to generate positive absolute returns over longer-term periods and not necessarily in shorter, six-month intervals.

The fund initially lost ground in August, before recovering to post a gain in the interval from September through November; however, it subsequently gave back the gains with a poor showing in December and January.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

"One reason for the downdraft in the latter half of the period was the unusually calm investment environment, which led to more protracted trends in individual currencies than would ordinarily be the case."

One reason for the downdraft in the latter half of the period was the unusually calm investment environment, which led to more protracted trends in individual currencies than would ordinarily be the case. Over time, we've found that the fund tends to perform best in markets with a higher degree of volatility. Its underperformance also reflected the fact that the highest-yielding currencies typically produce the best returns during periods of calm, and we don't incorporate yield—or carry, in market parlance—into our models, as carry strategies would increase the correlation of the fund to other investments, a characteristic we explicitly aim to avoid. Moreover, we would expect our approach to deliver the strongest results when stock prices are on the weaker side, and equities performed very well in the past six months.

With this as background, we remain confident in our strategy, which assesses a broad range of factors to provide diversified, balanced exposure to the global currency markets.

What elements of your strategy detracted from performance?

The fund's positioning in the U.S. and New Zealand dollars had the largest negative impact. Our U.S. dollar positioning contributed early on, as we timed the moves in the currency relatively well in the August through November interval. The fund initially benefited from a long position in the U.S. dollar, as well as a subsequent rotation to a short in November; however, a shift back to a long in December hurt performance as the dollar weakened in the final two months of the period. The resulting drawdown offset the gains generated previously, causing the U.S dollar to detract from the fund's return.

The fund's positioning in the New Zealand dollar initially detracted, as a long in August and September was out of step with the currency's weakness in that time. We subsequently made up the lost ground by switching to a short and capturing the continued downturn in the currency through October and November. However, the kiwi reversed course and rallied sharply in December

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

"Following the remarkably calm backdrop of the past six months, we see the potential for volatility to enter into the investment equation as 2018 progresses."
following the appointment of Adrian Orr as governor of the Reserve Bank of New Zealand. The markets anticipated that Mr. Orr would take a staunch approach to keeping inflation at the central bank's target, which could lead interest rates to rise more quickly than originally expected. The New Zealand dollar climbed on the news, causing the fund's short position to decline in value.

Positioning with respect to the Canadian dollar, Swedish krona, Norwegian krone, Singapore dollar, Japanese yen, and Australian dollar also detracted.

What specific aspects of the fund's strategy helped performance?

The fund generated positive returns from positioning in the euro and the British pound. It held a high-conviction long in the euro throughout the period, which enabled it to capitalize on the currency's robust gain. The euro was boosted by the combination of reduced protectionist sentiment, strong economic data, and signs that the European Central Bank was firming the timetable for a discontinuation of quantitative easing. The consistency of positioning in the euro was noteworthy, given that we generally rotated from positive to negative views on all other currencies in the basket. In the case of the euro, however, we moved to a bullish view early in 2017 and remained so thereafter.

The portfolio's positioning in the British pound also worked well, due in part to a long position that helped performance in October and November. Although we briefly moved to a short in late 2017, a subsequent shift back to a long enabled the fund to benefit from the currency's January rally.

How was the fund positioned at the end of period?

Keeping in mind that the portfolio's composition can change based on the signals from our models, the long in the euro remained our highest-conviction position at period end. The fund was also long in the Australian and U.S. dollars, as well as the British pound. Its largest short positions were in the Norwegian krone, the Singapore dollar, and the Canadian dollar. We had a fairly low overall risk exposure, as we sought to maintain the flexibility to capitalize on possible changes in the broader market environment.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

Following the remarkably calm backdrop of the past six months, we see the potential for volatility to enter into the investment equation as 2018 progresses. We would welcome this development, as it could provide greater latitude for us to capture market opportunities through our active and diversified approach.

On a longer-term basis, we believe our multifaceted strategy can help the fund achieve our goals of generating a positive absolute return, delivering performance that is uncorrelated with traditional asset classes and providing a source of stability for investor portfolios when stock prices are falling.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	-8.15	0.15	-0.23	-8.43	0.77	-1.69
Class C2	-6.97	0.25	-0.17	-6.77	1.25	-1.24
Class I3	-5.01	1.12	0.56	-5.39	5.75	4.31
Class R2[2,3]	-5.30	0.85	0.23	-5.49	4.31	1.74
Class R4[2,3]	-5.18	0.91	0.27	-5.47	4.64	2.07
Class R6[2,3]	-4.96	1.23	0.58	-5.25	6.28	4.46
Class NAV[3]	-4.94	1.26	0.72	-5.23	6.48	5.56
Index†	0.87	0.24	0.18	0.53	1.20	1.37

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.36	2.06	1.05	1.46	1.31	0.96	0.94
Net (%)	1.36	2.06	1.05	1.46	1.21	0.96	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	9,876	9,876	10,137
Class I3	8-2-10	10,431	10,431	10,137
Class R2[2,3]	8-2-10	10,174	10,174	10,137
Class R4[2,3]	8-2-10	10,207	10,207	10,137
Class R6[2,3]	8-2-10	10,446	10,446	10,137
Class NAV[3]	8-2-10	10,556	10,556	10,137

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$944.50	$6.47	1.32%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.72	1.32%
Class C	Actual expenses/actual returns	1,000.00	941.70	9.89	2.02%
	Hypothetical example for comparison purposes	1,000.00	1,015.00	10.26	2.02%
Class I	Actual expenses/actual returns	1,000.00	946.10	5.00	1.02%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	5.19	1.02%
Class R2	Actual expenses/actual returns	1,000.00	945.10	6.08	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.31	1.24%
Class R4	Actual expenses/actual returns	1,000.00	945.30	5.30	1.08%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.50	1.08%
Class R6	Actual expenses/actual returns	1,000.00	947.50	4.52	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	947.70	4.47	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.63	0.91%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 115.6%				$2,086,266,652
(Cost $2,086,719,265)
U.S. Government 108.6%				1,960,781,050
U.S. Treasury Bill	1.090	03-01-18	100,000,000	99,891,014
U.S. Treasury Bill	1.108	02-01-18	146,200,000	146,200,000
U.S. Treasury Bill (A)	1.124	03-15-18	100,000,000	99,845,210
U.S. Treasury Bill (A)	1.208	04-05-18	255,000,000	254,406,646
U.S. Treasury Bill (A)	1.215	04-26-18	565,000,000	563,126,211
U.S. Treasury Bill	1.271	04-19-18	630,000,000	628,130,160
U.S. Treasury Bill	1.456	05-31-18	170,000,000	169,181,809

	Yield (%)	Shares	Value
Money market funds 7.0%			125,485,602

State Street Institutional Treasury Plus Money Market Fund, Premier Class	1.2238(B)	125,485,602	125,485,602

Total investments (Cost $2,086,719,265) 115.6%	$2,086,266,652
Other assets and liabilities, net (15.6%)	(281,411,833)
Total net assets 100.0%	$1,804,854,819

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
12	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	301,653,024	USD	233,860,542	Barclays Bank PLC Wholesale	3/21/2018	$9,172,292	—
AUD	68,539,319	USD	53,841,062	Deutsche Bank AG London	3/21/2018	1,379,021	—
AUD	559,421,385	USD	441,197,731	J. Aron & Company	3/21/2018	9,511,372	—
AUD	745,726,928	USD	580,163,872	Morgan Stanley Capital Services, Inc.	3/21/2018	20,646,046	—
AUD	1,035,353,733	USD	789,174,880	State Street Bank and Trust Company	3/21/2018	44,978,715	—
CAD	64,461,466	USD	51,967,661	Barclays Bank PLC Wholesale	3/21/2018	469,345	—
CAD	328,098,340	USD	262,324,888	Deutsche Bank AG London	3/21/2018	4,570,909	—
CAD	595,005,853	USD	472,286,528	J. Aron & Company	3/21/2018	11,728,607	—
CAD	1,117,898,173	USD	885,753,307	Morgan Stanley Capital Services, Inc.	3/21/2018	23,615,284	—
CAD	505,202,000	USD	397,268,372	State Street Bank and Trust Company	3/21/2018	13,694,665	—
EUR	133,985,938	USD	159,552,197	Barclays Bank PLC Wholesale	3/21/2018	7,315,570	—
EUR	506,569,447	USD	606,989,241	Deutsche Bank AG London	3/21/2018	23,898,699	—
EUR	60,895,040	USD	73,126,436	J. Aron & Company	3/21/2018	2,713,010	—
EUR	409,377,607	USD	486,307,350	Morgan Stanley Capital Services, Inc.	3/21/2018	23,536,654	—
EUR	168,706,065	USD	201,576,755	State Street Bank and Trust Company	3/21/2018	8,531,894	—
GBP	297,785,535	USD	404,670,866	Barclays Bank PLC Wholesale	3/21/2018	18,913,833	—
GBP	463,117,316	USD	636,213,523	Deutsche Bank AG London	3/21/2018	22,547,181	—
GBP	352,320,947	USD	481,817,402	J. Aron & Company	3/21/2018	19,341,130	—
GBP	347,049,393	USD	470,130,794	Morgan Stanley Capital Services, Inc.	3/21/2018	23,529,222	—
GBP	421,343,016	USD	568,676,328	State Street Bank and Trust Company	3/21/2018	30,662,569	—
JPY	24,598,606,950	USD	220,570,929	Barclays Bank PLC Wholesale	3/22/2018	5,375,389	—
JPY	39,349,621,077	USD	352,254,573	Deutsche Bank AG London	3/22/2018	9,184,672	—
JPY	108,223,718,071	USD	968,901,159	J. Aron & Company	3/22/2018	25,169,389	—
JPY	28,022,617,190	USD	251,826,722	Morgan Stanley Capital Services, Inc.	3/22/2018	5,570,261	—
JPY	7,550,023,830	USD	67,703,472	State Street Bank and Trust Company	3/22/2018	1,645,986	—
NOK	3,537,686,959	USD	426,477,866	Deutsche Bank AG London	3/21/2018	33,108,321	—
NOK	1,120,522,873	USD	138,968,558	J. Aron & Company	3/21/2018	6,600,241	—
NOK	1,723,103,993	USD	208,202,122	Morgan Stanley Capital Services, Inc.	3/21/2018	15,648,888	—
NZD	137,374,448	USD	99,526,821	Barclays Bank PLC Wholesale	3/21/2018	1,659,258	—
NZD	463,221,408	USD	329,549,339	Deutsche Bank AG London	3/21/2018	11,646,266	—
NZD	333,586,061	USD	242,003,819	J. Aron & Company	3/21/2018	3,706,107	—
NZD	1,343,562,676	USD	961,383,211	Morgan Stanley Capital Services, Inc.	3/21/2018	28,246,525	—
NZD	917,471,748	USD	660,797,804	State Street Bank and Trust Company	3/21/2018	14,985,575	—
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	13

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
SEK	5,146,733,923	USD	619,582,739	Deutsche Bank AG London	3/21/2018	$35,667,402	—
SEK	2,673,273,211	USD	322,637,262	J. Aron & Company	3/21/2018	17,707,251	—
SEK	5,011,031,022	USD	612,226,019	Morgan Stanley Capital Services, Inc.	3/21/2018	25,747,274	—
SEK	639,779,908	USD	77,590,778	State Street Bank and Trust Company	3/21/2018	3,862,019	—
SGD	51,847,101	USD	38,844,054	Barclays Bank PLC Wholesale	3/21/2018	718,717	—
SGD	58,320,525	USD	43,461,933	J. Aron & Company	3/21/2018	1,040,489	—
SGD	1,033,333,907	USD	775,437,635	Morgan Stanley Capital Services, Inc.	3/21/2018	13,064,557	—
USD	255,814,692	AUD	333,295,608	Barclays Bank PLC Wholesale	3/21/2018	—	$(12,711,626)
USD	286,153,608	AUD	376,097,270	Deutsche Bank AG London	3/21/2018	—	(16,856,731)
USD	379,209,423	AUD	495,328,510	J. Aron & Company	3/21/2018	—	(19,861,967)
USD	343,125,788	AUD	444,374,979	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(14,893,861)
USD	155,078,351	AUD	202,377,072	State Street Bank and Trust Company	3/21/2018	—	(7,970,814)
USD	503,477,535	CAD	644,340,946	Barclays Bank PLC Wholesale	3/21/2018	—	(20,669,861)
USD	432,590,083	CAD	547,320,658	Deutsche Bank AG London	3/21/2018	—	(12,634,917)
USD	187,744,622	CAD	238,642,453	J. Aron & Company	3/21/2018	—	(6,382,141)
USD	449,871,369	CAD	571,730,812	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(15,210,379)
USD	789,324,914	CAD	1,010,346,821	State Street Bank and Trust Company	3/21/2018	—	(32,554,653)
USD	18,845,157	EUR	15,674,585	Deutsche Bank AG London	3/21/2018	—	(676,169)
USD	87,968,131	EUR	71,754,043	J. Aron & Company	3/21/2018	—	(1,395,255)
USD	28,493,574	EUR	23,786,753	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(1,130,747)
USD	26,904,327	EUR	22,529,452	State Street Bank and Trust Company	3/21/2018	—	(1,154,136)
USD	701,606,139	GBP	515,607,371	Barclays Bank PLC Wholesale	3/21/2018	—	(31,818,988)
USD	344,297,724	GBP	247,676,166	Deutsche Bank AG London	3/21/2018	—	(8,008,959)
USD	206,668,739	GBP	152,593,803	J. Aron & Company	3/21/2018	—	(10,388,143)
USD	400,737,466	GBP	296,457,934	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(20,958,788)
USD	605,141,659	GBP	445,470,366	State Street Bank and Trust Company	3/21/2018	—	(28,517,161)
USD	66,497,707	JPY	7,452,095,589	Barclays Bank PLC Wholesale	3/22/2018	—	(1,952,250)
USD	110,945,715	JPY	12,463,732,551	Deutsche Bank AG London	3/22/2018	—	(3,537,780)
USD	1,063,799,796	JPY	118,785,034,023	J. Aron & Company	3/22/2018	—	(27,279,916)
USD	457,611,308	JPY	50,656,583,963	Morgan Stanley Capital Services, Inc.	3/22/2018	—	(7,686,120)
USD	101,420,572	JPY	11,400,394,825	State Street Bank and Trust Company	3/22/2018	—	(3,295,815)
USD	6,163,565	NOK	50,872,217	Barclays Bank PLC Wholesale	3/21/2018	—	(445,321)
USD	723,561,550	NOK	5,865,775,619	Deutsche Bank AG London	3/21/2018	—	(38,470,110)
USD	68,838,380	NOK	558,184,068	J. Aron & Company	3/21/2018	—	(3,676,145)
14	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	907,480,239	NOK	7,466,389,585	Morgan Stanley Capital Services, Inc.	3/21/2018	—	$(62,489,561)
USD	382,676,520	NOK	3,137,990,600	State Street Bank and Trust Company	3/21/2018	—	(24,984,520)
USD	174,345,542	NZD	242,726,846	Barclays Bank PLC Wholesale	3/21/2018	—	(4,440,093)
USD	112,338,861	NZD	162,952,658	Deutsche Bank AG London	3/21/2018	—	(7,687,396)
USD	728,430,062	NZD	1,027,320,447	J. Aron & Company	3/21/2018	—	(28,264,722)
USD	756,123,149	NZD	1,084,513,470	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(42,698,378)
USD	563,710,926	NZD	820,285,045	State Street Bank and Trust Company	3/21/2018	—	(40,487,517)
USD	159,349,172	SEK	1,333,928,710	Barclays Bank PLC Wholesale	3/21/2018	—	(10,478,332)
USD	445,419,026	SEK	3,677,003,396	Deutsche Bank AG London	3/21/2018	—	(22,714,171)
USD	181,648,663	SEK	1,495,499,222	J. Aron & Company	3/21/2018	—	(8,748,996)
USD	460,915,205	SEK	3,771,246,094	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(19,216,388)
USD	594,776,974	SEK	4,924,814,518	State Street Bank and Trust Company	3/21/2018	—	(32,219,772)
USD	102,797,881	SGD	138,562,292	Barclays Bank PLC Wholesale	3/21/2018	—	(2,934,323)
USD	20,176,787	SGD	27,270,945	Deutsche Bank AG London	3/21/2018	—	(632,750)
USD	187,243,569	SGD	253,029,725	J. Aron & Company	3/21/2018	—	(5,834,866)
USD	884,057,160	SGD	1,184,669,505	Morgan Stanley Capital Services, Inc.	3/21/2018	—	(19,924,117)
USD	437,125,426	SGD	588,622,170	State Street Bank and Trust Company	3/21/2018	—	(12,032,267)
						$581,110,605	$(695,926,922)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $2,086,719,265. Net unrealized depreciation aggregated to $115,268,930, of which $0 related to gross unrealized appreciation and $115,268,930 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Investments, at value (Cost $2,086,719,265)	$2,086,266,652
Unrealized appreciation on forward foreign currency contracts	581,110,605
Receivable for fund shares sold	3,407,389
Interest receivable	99,917
Other receivables and prepaid expenses	108,672
Total assets	2,670,993,235
Liabilities
Unrealized depreciation on forward foreign currency contracts	695,926,922
Payable for investments purchased	169,181,809
Payable for fund shares repurchased	743,315
Payable to affiliates
Accounting and legal services fees	83,926
Transfer agent fees	81,717
Distribution and service fees	2
Trustees' fees	1,960
Other liabilities and accrued expenses	118,765
Total liabilities	866,138,416
Net assets	$1,804,854,819
Net assets consist of
Paid-in capital	$1,920,208,266
Accumulated net investment loss	(978,449)
Accumulated net realized gain (loss) on investments and foreign currency transactions	893,933
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(115,268,931)
Net assets	$1,804,854,819

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($18,347,305 ÷ 2,033,530 shares)[1]	$9.02
Class C ($962,967 ÷ 106,490 shares)[1]	$9.04
Class I ($805,441,593 ÷ 86,603,108 shares)	$9.30
Class R2 ($75,715 ÷ 8,138 shares)	$9.30
Class R4 ($47,336 ÷ 5,071 shares)	$9.33
Class R6 ($163,223,153 ÷ 17,386,928 shares)	$9.39
Class NAV ($816,756,750 ÷ 86,728,779 shares)	$9.42
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.30

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       16

STATEMENT OF OPERATIONS  For the six months ended 1-31-18 (unaudited)

Investment income
Interest	$9,333,925
Expenses
Investment management fees	7,181,874
Distribution and service fees	36,468
Accounting and legal services fees	139,961
Transfer agent fees	364,681
Trustees' fees	11,365
State registration fees	57,754
Printing and postage	29,040
Professional fees	57,356
Custodian fees	85,173
Other	17,227
Total expenses	7,980,899
Less expense reductions	(75,905)
Net expenses	7,904,994
Net investment income	1,428,931
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(7,015,999)
Forward foreign currency contracts	8,064,390
1,048,391
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(348,688)
Forward foreign currency contracts	(91,866,994)
(92,215,682)
Net realized and unrealized loss	(91,167,291)
Decrease in net assets from operations	($89,738,360)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	$1,428,931	($5,180,263)
Net realized gain	1,048,391	96,762,781
Change in net unrealized appreciation (depreciation)	(92,215,682)	(39,212,125)
Increase (decrease) in net assets resulting from operations	(89,738,360)	52,370,393
From fund share transactions	477,141,675	315,931,106
Total increase	387,403,315	368,301,499
Net assets
Beginning of period	1,417,451,504	1,049,150,005
End of period	$1,804,854,819	$1,417,451,504
Accumulated net investment loss	($978,449)	($2,407,380)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       18

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.54		$9.11	$8.23	$9.63	$9.91	$9.16
Net investment loss[2]	(0.01)		(0.08)	(0.10)	(0.12)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.51)		0.51	0.98	(0.98)	0.50	1.02
Total from investment operations	(0.52)		0.43	0.88	(1.10)	0.37	0.88
Less distributions
From net realized gain	—		—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.02		$9.54	$9.11	$8.23	$9.63	$9.91
Total return (%)[3,4]	(5.55	) [5]	4.83	10.56	(11.51)	4.13	9.69
Ratios and supplemental data
Net assets, end of period (in millions)	$18		$22	$21	$22	$48	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	[6]	1.35	1.37	1.37	1.42	1.61
Expenses including reductions	1.32	[6]	1.34	1.36	1.35	1.42	1.60
Net investment loss	(0.20	) [6]	(0.83)	(1.13)	(1.29)	(1.36)	(1.50)
Portfolio turnover (%)[7]	0		0	0	0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       19

Class C Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.60		$9.23	$8.40	$10.01
Net investment loss[3]	(0.04)		(0.15)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.52)		0.52	0.99	(1.13)
Total from investment operations	(0.56)		0.37	0.83	(1.31)
Less distributions
From net realized gain	—		—	—	(0.30)
Net asset value, end of period	$9.04		$9.60	$9.23	$8.40
Total return (%)[4,5]	(5.83	) [6]	4.01	9.88	(13.29	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	[8]	2.05	2.07	3.04	[8]
Expenses including reductions	2.02	[8]	2.04	2.06	2.25	[8]
Net investment loss	(0.90	) [8]	(1.52)	(1.81)	(2.19	) [8]
Portfolio turnover (%)[9]	0		0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 8-28-14.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       20

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.82		$9.35	$8.42	$9.81	$10.05	$9.24
Net investment income (loss)[2]	0.01		(0.05)	(0.07)	(0.09)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.53)		0.52	1.00	(1.00)	0.51	1.04
Total from investment operations	(0.52)		0.47	0.93	(1.09)	0.41	0.94
Less distributions
From net realized gain	—		—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.30		$9.82	$9.35	$8.42	$9.81	$10.05
Total return (%)[3]	(5.39	) [4]	5.13	11.05	(11.29)	4.49	10.26
Ratios and supplemental data
Net assets, end of period (in millions)	$805		$397	$210	$371	$392	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	[5]	1.04	1.05	1.03	1.05	1.11
Expenses including reductions	1.02	[5]	1.03	1.04	1.02	1.05	1.11
Net investment income (loss)	0.13	[5]	(0.49)	(0.82)	(0.96)	(1.00)	(1.01)
Portfolio turnover (%)[6]	0		0	0	0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       21

Class R2 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.83		$9.38	$8.46	$8.70
Net investment loss[3]	(0.01)		(0.07)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.52)		0.52	1.01	(0.21)
Total from investment operations	(0.53)		0.45	0.92	(0.24)
Net asset value, end of period	$9.30		$9.83	$9.38	$8.46
Total return (%)[4]	(5.49	) [5]	4.90	10.87	(2.76	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	[7]	1.20	1.23	1.18	[7]
Expenses including reductions	1.24	[7]	1.20	1.22	1.16	[7]
Net investment loss	(0.14	) [7]	(0.68)	(0.98)	(1.08	) [7]
Portfolio turnover (%)[8]	0		0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       22

Class R4 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.86		$9.39	$8.47	$8.70
Net investment income (loss)[3]	—	[4]	(0.06)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.53)		0.53	1.00	(0.20)
Total from investment operations	(0.53)		0.47	0.92	(0.23)
Net asset value, end of period	$9.33		$9.86	$9.39	$8.47
Total return (%)[5]	(5.47	) [6]	5.11	10.86	(2.64	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[8]	1.19	1.21	1.18	[8]
Expenses including reductions	1.08	[8]	1.09	1.10	1.06	[8]
Net investment income (loss)	0.03	[8]	(0.57)	(0.87)	(0.98	) [8]
Portfolio turnover (%)[9]	—		—	—	—

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the period.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.91		$9.42	$8.48	$9.86	$10.09	$9.27
Net investment income (loss)[2]	0.01		(0.03)	(0.06)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.53)		0.52	1.00	(1.00)	0.51	1.04
Total from investment operations	(0.52)		0.49	0.94	(1.08)	0.42	0.95
Less distributions
From net realized gain	—		—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.39		$9.91	$9.42	$8.48	$9.86	$10.09
Total return (%)[3]	(5.25	) [4]	5.20	11.08	(11.13)	4.58	10.34
Ratios and supplemental data
Net assets, end of period (in millions)	$163		$137	$38	$37	$81	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[5]	0.95	0.96	0.94	1.04	1.52
Expenses including reductions	0.92	[5]	0.92	0.93	0.90	0.99	1.05
Net investment income (loss)	0.21	[5]	(0.32)	(0.71)	(0.84)	(0.94)	(0.95)
Portfolio turnover (%)[6]	0		0	0	0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       24

Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$9.94		$9.45	$8.50	$9.89	$10.11	$9.28
Net investment income (loss)[2]	0.01		(0.04)	(0.06)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.53)		0.53	1.01	(1.01)	0.51	1.04
Total from investment operations	(0.52)		0.49	0.95	(1.09)	0.43	0.96
Less distributions
From net realized gain	—		—	—	(0.30)	(0.65)	(0.13)
Net asset value, end of period	$9.42		$9.94	$9.45	$8.50	$9.89	$10.11
Total return (%)[3]	(5.23	) [4]	5.19	11.05	(11.10)	4.66	10.43
Ratios and supplemental data
Net assets, end of period (in millions)	$817		$860	$779	$886	$1,363	$1,098
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	[5]	0.93	0.94	0.91	0.91	0.92
Expenses including reductions	0.91	[5]	0.92	0.93	0.90	0.91	0.92
Net investment income (loss)	0.21	[5]	(0.41)	(0.71)	(0.84)	(0.85)	(0.82)
Portfolio turnover (%)[6]	0		0	0	0	0	0

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The funds may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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As of January 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for the money market fund, which is categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $2,391.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

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For federal income tax purposes, as of July 31, 2017, the fund has a long-term capital loss carryforward of $18,202,213 available to offset future net realized capital gains. This carryforward does not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       28

applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2018, the fund used forward foreign currency contracts to manage and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $24.0 billion to $31.6 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$581,110,605	($695,926,922)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities amounting to $581,110,605 and ($695,926,922) respectively. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	($41,826,390)	—	$39,211,827	($2,614,563)
Deutsche Bank AG London	30,783,488	$29,447,889	—	1,335,599
J. Aron & Company	(14,314,555)	—	14,314,555	—
Morgan Stanley Capital Services, Inc.	(24,603,628)	—	24,603,628	—
State Street Bank and Trust Company	(64,855,232)	—	62,231,925	(2,623,307)
Totals	($114,816,317)	$29,447,889	$140,361,935	($3,902,271)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	$8,064,390

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	($91,866,994)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class.

The expense reductions described above amounted to the following for the six months ended January 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$862	Class R4	$4
Class C	45	Class R6	12,983
Class I	26,491	Class NAV	35,467
Class R2	5	Total	$75,857

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods. The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2018, were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       30

the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $48 for Class R4 shares for the six months ended January 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $483 for the six months ended January 31, 2018. Of this amount, $81 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $402 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, CDSCs received by the Distributor amounted to $61 for Class C shares and there were no CDSCs for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$30,851	$11,175
Class C	5,302	576
Class I	—	343,187
Class R2	195	8

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Class	Distribution and service fees	Transfer agent fees
Class R4	$120	$6
Class R6	—	9,729
Total	$36,468	$364,681

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	153,528	$1,429,489	1,444,832	$13,810,524
Repurchased	(392,749)	(3,660,903)	(1,441,413)	(13,717,280)
Net increase (decrease)	(239,221)	($2,231,414)	3,419	$93,244
Class C shares
Sold	2,862	$27,000	47,234	$453,567
Repurchased	(17,510)	(163,175)	(33,963)	(321,405)
Net increase (decrease)	(14,648)	($136,175)	13,271	$132,162
Class I shares
Sold	55,494,303	$533,466,053	34,087,698	$331,495,536
Repurchased	(9,366,407)	(88,969,060)	(16,127,876)	(158,717,093)
Net increase	46,127,896	$444,496,993	17,959,822	$172,778,443
Class R2 shares
Sold	551	$5,285	2,500	$24,889
Repurchased	(6,407)	(62,324)	(1,065)	(10,374)
Net increase (decrease)	(5,856)	($57,039)	1,435	$14,515
Class R4 shares
Repurchased	(6,423)	(62,560)	—	—
Net increase (decrease)	(6,423)	($62,560)	—	—
Class R6 shares
Sold	9,530,797	$91,568,506	10,808,194	$108,643,532
Repurchased	(5,992,657)	(57,230,686)	(986,755)	(9,797,134)
Net increase	3,538,140	$34,337,820	9,821,439	$98,846,398
Class NAV shares
Sold	5,577,257	$53,632,247	13,023,797	$130,720,232
Repurchased	(5,358,738)	(52,838,197)	(8,940,970)	(86,653,888)
Net increase	218,519	$794,050	4,082,827	$44,066,344
Total net increase	49,618,407	$477,141,675	31,882,213	$315,931,106

There were no fund share transactions for Class R4 for the year ended July 31, 2017.

Affiliates of the fund owned 62%, 100% and 100% of shares of Class R2, Class R4 and Class NAV, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 7 — Purchase and sale of securities

For the six months ended January 31, 2018, all purchases and sales of investments were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 45.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	11.8%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	11.0%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	5.0%

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       33

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431077	364SA 1/18 3/18

John Hancock

Fundamental All Cap Core Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was up from historically low levels. While some in the asset management community believe the sell-off will be temporary, it's likely that the era of extremely low volatility is behind us for the time being.

Ultimately, asset prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

The recently passed tax reform legislation appears poised to inject substantial stimulus into U.S. businesses at the same time that industry regulations are being rolled back across large swaths of the economy, including the systemically important financials sector. One moderating factor is the U.S. Federal Reserve's continued tightening of monetary policy. In mid-December, the federal funds rate was lifted by a quarter of a percentage point, the fifth such increase in the current cycle. While rising interest rates alone may not cause the economy to pull back, markets will be closely attuned to any suggestion that policymakers may quicken the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
31	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks benefited from economic recovery and tax reform

Stocks gained as improved economic growth and a late-period major overhaul to the U.S. tax code bolstered corporate earnings growth prospects.

More economically sensitive sectors led the rally

Investors favored sectors with the most exposure to the economic recovery, with especially notable gains coming from the information technology, consumer discretionary, financials, and industrials sectors.

Stock picks in consumer discretionary fueled the fund's outperformance

Security selection in the consumer discretionary sector was especially strong, helping to drive the fund ahead of its benchmark, the Russell 3000 Index.

SECTOR COMPOSITION AS OF 1/31/18 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What factors drove the stock market higher during the six months ended January 31, 2018?

Improved U.S. and global economic growth helped corporate earnings, which provided a tailwind for stocks. In the United States, investors welcomed reports that the economy grew at a 3% or slightly higher annualized rate in the second and third quarters of 2017, a pickup over earlier readings. Economic growth in foreign developed markets, notably in Europe, and in emerging markets also accelerated at a faster-than-expected pace. Given this improving backdrop, the U.S. Federal Reserve again edged its short-term interest-rate target higher and started to scale back on its bond buying.

Anticipation and then the passage in December of a major overhaul to the U.S. tax code also helped fuel stock market gains. The new legislation significantly lowered corporate tax rates, bolstering earnings growth expectations. Added tailwinds came from higher energy prices, with oil topping $60 per barrel, recovery in the U.S. housing market, and rising consumer and business confidence. The U.S. stock market set new records, extending its nearly nine-year rally; however, just after period end, market volatility increased significantly.

Which sectors were market leaders?

More economically sensitive sectors were the biggest winners by far. Within the fund's benchmark, the broad-based Russell 3000 Index, information technology posted the strongest advance, helped by secular trends, including the growth of cloud computing and more people using mobile devices. Consumer discretionary stocks benefited from rising consumer confidence, wage growth, the housing recovery, and expectations that tax reform would lead to more consumer spending. Financials received a boost from higher short-term interest rates and accelerating economic growth. Industrials rose on expectations of more infrastructure and business spending. By contrast, more defensive, dividend-paying sectors, including utilities, real estate, telecommunication services, and consumer staples, were laggards.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

"Security selection in a few sectors was the key driver of outperformance..."

Given this environment, how did the fund perform?

The fund's Class A shares returned 16.38% (excluding sales charges), which beat the 14.89% advance of the benchmark. Security selection in a few sectors was the key driver of outperformance, as we remained focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimates of intrinsic value. Stock picks in the consumer discretionary sector, which represented a sizable overweight and 24.4% of the fund's net assets, gave the biggest boost by far versus the index. Positioning in financials, consumer staples, and real estate, along with a lack of exposure to utilities, further aided the fund's relative result.

Which consumer discretionary stocks had the biggest impact?

The fund picked up the most ground from having a sizable overweight in e-commerce giant Amazon.com, Inc., the largest position at period end. Amazon's shares soared, helped by the company's highly profitable cloud computing business, the expansion of its e-commerce operation worldwide, and one of its strongest holiday sales seasons. Amazon's acquisition this past August of natural foods grocer Whole Foods Market, Inc., which the fund did not hold, further bolstered investor expectations, as the deal enabled Amazon to expand its presence in the grocery segment and gain a large physical presence.

Another notable contributor was sports and recreational vehicle company Polaris Industries, Inc. Its stock rallied as the company delivered improved results from turnaround efforts, including better-than-expected order growth for its 2018 model-year products and third-quarter earnings that beat

TOP 10 HOLDINGS AS OF 1/31/18 (%)

Amazon.com, Inc.	7.9
Apple, Inc.	5.9
Polaris Industries, Inc.	4.9
Bank of America Corp.	4.8
Citigroup, Inc.	4.6
General Electric Company	4.5
Affiliated Managers Group, Inc.	4.4
The Goldman Sachs Group, Inc.	4.3
Alphabet, Inc., Class A	4.0
Morgan Stanley	3.6
TOTAL	48.9
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

"The fund continued to have an economically sensitive or cyclical bias at period end, with sizable overweights in the consumer discretionary and financials sectors, and a large stake... in information technology."
expectations. An investment in Houston-headquartered car retailer Group 1 Automotive, Inc. had a positive impact as well, thanks to better-than-expected third-quarter earnings, which were driven in part by a surge in demand for replacement vehicles following Hurricane Harvey.

Were there strong contributors elsewhere?

Yes, in the information technology sector, an overweight in social messaging company Twitter, Inc. had a positive impact. Twitter, which has been in turnaround mode for some time, benefited from an increase in the number of daily active users, cost cutting, and its forecast that it would turn a profit for the fourth quarter. Elsewhere, an investment in diversified financials company Bank of America Corp. gained due to higher interest rates, an improving economy, cost management, and expectations of lower tax rates. Both of these top contributors were overweight positions.

Which sectors and stocks detracted?

Security selection in the industrials and healthcare sectors hampered performance versus the benchmark. A small cash position was an added hindrance in a strong up market. Our biggest individual detractor was diversified industrials conglomerate General Electric Company. A 50% dividend cut, repeatedly disappointing earnings results, and late-period accounting concerns caused the stock to decline, despite ongoing turnaround efforts that include cost cutting and new leadership. In healthcare, shares of Ireland-based pharmaceuticals company Allergan PLC, which is known for its Botox antiwrinkle treatment, fell because of concern around the looming patent expiration for its number two product, Restasis dry-eye drops. Outside of these sectors, disappointments included energy infrastructure company Kinder Morgan, Inc. Energy prices rose during the past six months, but remained well below historical averages, dampening demand for the company's services and undermining investor sentiment.

Were there other notable disappointments?

Some stocks that were good-sized positions and overweights hurt relative performance because their returns lagged that of the index. An example is premium mattress company Tempur Sealy International, Inc., which was held back by a third-quarter revenue shortfall that it attributed to weaker-than-expected North American sales in the wake of hurricane-related disruptions in Texas

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

and Florida, two of its largest markets. In the financials sector, shares of Affiliated Managers Group, Inc. disappointed. This company has ownership stakes in a number of boutique investment management firms, including ones that specialize in alternative strategies. Although the company reported strong earnings results for the third quarter, revenues missed expectations, hindering the stock's performance.

How is the fund currently positioned?

The fund continued to have an economically sensitive or cyclical bias at period end, with sizable overweights in the consumer discretionary and financials sectors, and a large stake, albeit lower than that of the benchmark, in information technology. Over the period, bottom-up security selection led us to add to our consumer discretionary and industrials weightings. At the same time, we trimmed our stakes in consumer staples and healthcare, sectors that tend to get less of a boost from an economic recovery.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	24.34	14.37	13.54	10.56	95.70	133.34
Class C	28.94	14.97	13.99	14.89	100.90	139.54
Class I2	31.19	15.93	14.84	16.50	109.44	151.64
Class R2[2,3]	31.01	15.64	14.49	16.38	106.81	146.58
Class R4[2,3]	31.13	15.71	14.53	16.43	107.38	147.26
Class R6[2,3]	31.34	15.81	14.61	16.57	108.36	148.43
Index†	25.16	15.53	13.72	14.89	105.83	135.80

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.35	2.05	1.04	1.45	1.30	0.95
Net (%)	1.35	2.05	1.04	1.45	1.20	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C4	6-1-11	23,954	23,954	23,580
Class I2	6-1-11	25,164	25,164	23,580
Class R2[2,3]	6-1-11	24,658	24,658	23,580
Class R4[2,3]	6-1-11	24,726	24,726	23,580
Class R6[2,3]	6-1-11	24,843	24,843	23,580

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	For certain types of investors as described in the fund's prospectus.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,163.80	$6.98	1.28%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.51	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,158.90	10.77	1.98%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	10.06	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,165.00	5.35	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.99	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,163.80	6.22	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.80	1.14%
Class R4	Actual expenses/actual returns	1,000.00	1,164.30	6.06	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%
Class R6	Actual expenses/actual returns	1,000.00	1,165.70	4.75	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.43	0.87%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Shares	Value
Common stocks 94.5%		$91,118,315
(Cost $71,144,867)
Consumer discretionary 24.4%		23,546,969
Household durables 6.2%
Lennar Corp., A Shares	35,101	2,199,429
Lennar Corp., B Shares	687	34,790
NVR, Inc. (A)	259	823,146
Tempur Sealy International, Inc. (A)	49,444	2,948,840
Internet and direct marketing retail 7.9%
Amazon.com, Inc. (A)	5,272	7,649,092
Leisure products 4.9%
Polaris Industries, Inc.	41,710	4,713,647
Media 3.0%
Liberty Media Corp.-Liberty Formula One, Series C (A)	75,765	2,855,583
Specialty retail 2.4%
CarMax, Inc. (A)	14,758	1,053,278
Group 1 Automotive, Inc.	16,178	1,269,164
Consumer staples 1.8%		1,721,643
Beverages 1.8%
Anheuser-Busch InBev SA, ADR	7,797	884,804
Diageo PLC, ADR	5,813	836,839
Energy 5.3%		5,111,819
Energy equipment and services 2.4%
National Oilwell Varco, Inc.	35,010	1,284,167
Schlumberger, Ltd.	14,500	1,066,910
Oil, gas and consumable fuels 2.9%
Cheniere Energy, Inc. (A)	28,214	1,595,784
Kinder Morgan, Inc.	12,058	216,803
Suncor Energy, Inc.	26,156	948,155
Financials 24.8%		23,950,991
Banks 9.4%
Bank of America Corp.	146,127	4,676,064
Citigroup, Inc.	56,001	4,394,958
Capital markets 13.8%
Affiliated Managers Group, Inc.	21,445	4,281,065
FactSet Research Systems, Inc.	2,334	468,410
Greenhill & Company, Inc.	50,695	940,392
Morgan Stanley	60,730	3,434,282
The Goldman Sachs Group, Inc.	15,625	4,185,781
Consumer finance 1.6%
American Express Company	10,721	1,065,667
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance (continued)
Synchrony Financial	12,711	$504,372
Health care 4.0%		3,870,080
Biotechnology 2.6%
Amgen, Inc.	13,494	2,510,559
Pharmaceuticals 1.4%
Allergan PLC	7,542	1,359,521
Industrials 9.9%		9,516,487
Electrical equipment 1.9%
Regal Beloit Corp.	9,746	759,213
Sensata Technologies Holding NV (A)	18,076	1,016,776
Industrial conglomerates 4.5%
General Electric Company	268,986	4,349,504
Machinery 0.7%
The Manitowoc Company, Inc. (A)	6,316	253,145
Welbilt, Inc. (A)	19,572	436,456
Professional services 2.2%
IHS Markit, Ltd. (A)	44,946	2,145,273
Trading companies and distributors 0.6%
United Rentals, Inc. (A)	1,833	331,975
WESCO International, Inc. (A)	3,289	224,145
Information technology 20.6%		19,838,716
Internet software and services 12.2%
Alphabet, Inc., Class A (A)	3,254	3,846,944
Cargurus, Inc. (A)	87,328	2,925,488
Facebook, Inc., Class A (A)	11,983	2,239,503
Twitter, Inc. (A)	104,225	2,690,047
Software 2.5%
Workday, Inc., Class A (A)	20,269	2,430,050
Technology hardware, storage and peripherals 5.9%
Apple, Inc.	34,084	5,706,684
Materials 1.6%		1,497,467
Paper and forest products 1.6%
Louisiana-Pacific Corp. (A)	50,573	1,497,467
Real estate 2.1%		2,064,143
Equity real estate investment trusts 1.6%
American Tower Corp.	10,826	1,599,000
Real estate management and development 0.5%
Five Point Holdings LLC, Class A (A)	33,706	465,143

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.1%				$4,955,539
(Cost $4,955,539)
U.S. Government Agency 3.0%				2,924,000
Federal Agricultural Mortgage Corp. Discount Note	1.200	02-01-18	276,000	276,000

Federal Home Loan Bank Discount Note	0.900	02-01-18	379,000	379,000
Federal Home Loan Bank Discount Note	1.200	02-01-18	2,269,000	2,269,000

	Yield (%)	Shares	Value
Money market funds 0.1%			100,539
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.2490(B)	100,539	100,539

	Par value^	Value
Repurchase agreement 2.0%		1,931,000
Barclays Tri-Party Repurchase Agreement dated 1-31-18 at 1.350% to be repurchased at $1,931,072 on 2-1-18, collateralized by $2,140,100 U.S. Treasury Bonds, 2.500% due 2-15-46 (valued at $1,969,721, including interest)	1,931,000	1,931,000

Total investments (Cost $76,100,406) 99.6%	$96,073,854
Other assets and liabilities, net 0.4%	342,866
Total net assets 100.0%	$96,416,720

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $76,206,629. Net unrealized appreciation aggregated to $19,867,225, of which $21,146,303 related to gross unrealized appreciation and $1,279,078 related to gross unrealized depreciation.
14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Investments, at value (Cost $76,100,406)	$96,073,854
Foreign currency, at value (Cost $1,746)	1,803
Receivable for fund shares sold	375,674
Dividends and interest receivable	33,569
Receivable due from advisor	112
Other receivables and prepaid expenses	34,192
Total assets	96,519,204
Liabilities
Payable for fund shares repurchased	46,465
Payable to affiliates
Accounting and legal services fees	4,005
Transfer agent fees	8,246
Distribution and service fees	76
Trustees' fees	389
Other liabilities and accrued expenses	43,303
Total liabilities	102,484
Net assets	$96,416,720
Net assets consist of
Paid-in capital	$75,242,136
Accumulated distributions in excess of net investment income	(99,835)
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,299,814
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,974,605
Net assets	$96,416,720

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($49,742,281 ÷ 2,524,242 shares)[1]	$19.71
Class C ($6,398,012 ÷ 331,463 shares)[1]	$19.30
Class I ($29,666,762 ÷ 1,489,680 shares)	$19.91
Class R2 ($274,673 ÷ 13,830 shares)	$19.86
Class R4 ($1,022,244 ÷ 51,415 shares)	$19.88
Class R6 ($9,312,748 ÷ 467,423 shares)	$19.92
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.75

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       15

STATEMENT OF OPERATIONS  For the six months ended 1-31-18 (unaudited)

Investment income
Dividends	$394,070
Interest	20,838
Less foreign taxes withheld	(3,799)
Total investment income	411,109
Expenses
Investment management fees	281,681
Distribution and service fees	92,102
Accounting and legal services fees	6,913
Transfer agent fees	41,358
Trustees' fees	764
State registration fees	50,121
Printing and postage	13,352
Professional fees	25,089
Custodian fees	5,210
Other	7,237
Total expenses	523,827
Less expense reductions	(29,401)
Net expenses	494,426
Net investment loss	(83,317)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	2,364,675
2,364,675
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	10,409,380
10,409,380
Net realized and unrealized gain	12,774,055
Increase in net assets from operations	$12,690,738

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($83,317)	$684,078
Net realized gain	2,364,675	26,145,806
Change in net unrealized appreciation (depreciation)	10,409,380	(4,942,934)
Increase in net assets resulting from operations	12,690,738	21,886,950
Distributions to shareholders
From net investment income
Class A	—	(44,099)
Class I	(46,491)	(34,466)
Class R2	(52)	(333)
Class R4	(1,224)	(424)
Class R6	(19,235)	(17,425)
Class NAV[1]	—	(549,199)
From net realized gain
Class A	(2,576,105)	—
Class C	(320,001)	—
Class I	(1,684,737)	—
Class R2	(4,197)	—
Class R4	(55,469)	—
Class R6	(498,178)	—
Total distributions	(5,205,689)	(645,946)
From fund share transactions	19,065,028	(110,697,141)
Total increase (decrease)	26,550,077	(89,456,137)
Net assets
Beginning of period	69,866,643	159,322,780
End of period	$96,416,720	$69,866,643
Undistributed (accumulated distributions in excess of) net investment income	($99,835)	$53,109

[1]	Class NAV shares were liquidated on 3-3-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       17

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$17.95		$14.97	$16.16	$14.33	$12.88	$9.96
Net investment income (loss)[2]	(0.03)		0.03	— [3]	(0.04)	— [3]	0.06
Net realized and unrealized gain (loss) on investments	2.93		2.97	(0.40)	2.27	2.12	3.16
Total from investment operations	2.90		3.00	(0.40)	2.23	2.12	3.22
Less distributions
From net investment income	—		(0.02)	—	—	(0.01)	(0.06)
From net realized gain	(1.14)		—	(0.79)	(0.40)	(0.66)	(0.24)
Total distributions	(1.14)		(0.02)	(0.79)	(0.40)	(0.67)	(0.30)
Net asset value, end of period	$19.71		$17.95	$14.97	$16.16	$14.33	$12.88
Total return (%)[4,5]	16.38	[6]	20.07	(2.43)	15.77	16.62	32.93
Ratios and supplemental data
Net assets, end of period (in millions)	$50		$38	$30	$23	$14	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	[7]	1.35	1.28	1.30	1.78	2.78
Expenses including reductions	1.28	[7]	1.26	1.27	1.29	1.30	1.30
Net investment income (loss)	(0.29	) [7]	0.18	(0.03)	(0.29)	(0.02)	0.51
Portfolio turnover (%)	16		52	40	42	44	59

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       18

Class C Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$17.67		$14.81	$16.11	$14.37	$14.54
Net investment loss[3]	(0.09)		(0.09)	(0.11)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	2.86		2.95	(0.40)	2.30	(0.15)
Total from investment operations	2.77		2.86	(0.51)	2.14	(0.17)
Less distributions
From net realized gain	(1.14)		—	(0.79)	(0.40)	—
Total distributions	(1.14)		—	(0.79)	(0.40)	—
Net asset value, end of period	$19.30		$17.67	$14.81	$16.11	$14.37
Total return (%)[4,5]	15.89	[6]	19.31	(3.14)	15.09	(1.17	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$5	$3	$2	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	[8]	2.05	1.98	2.69	17.05	[8]
Expenses including reductions	1.98	[8]	1.96	1.97	2.00	2.00	[8]
Net investment loss	(0.99	) [8]	(0.54)	(0.74)	(1.06)	(1.39	) [8]
Portfolio turnover (%)	16		52	40	42	44	[9]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 6-27-14.
[3]	Based on average daily shares outstanding.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       19

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$18.13		$15.12	$16.27	$14.39	$12.93	$9.99
Net investment income[2]	—	[3]	0.07	0.04	0.01	0.05	0.09
Net realized and unrealized gain (loss) on investments	2.95		3.01	(0.39)	2.29	2.12	3.19
Total from investment operations	2.95		3.08	(0.35)	2.30	2.17	3.28
Less distributions
From net investment income	(0.03)		(0.07)	(0.01)	(0.02)	(0.05)	(0.10)
From net realized gain	(1.14)		—	(0.79)	(0.40)	(0.66)	(0.24)
Total distributions	(1.17)		(0.07)	(0.80)	(0.42)	(0.71)	(0.34)
Net asset value, end of period	$19.91		$18.13	$15.12	$16.27	$14.39	$12.93
Total return (%)[4]	16.50	[5]	20.40	(2.08)	16.20	17.01	34.48
Ratios and supplemental data
Net assets, end of period (in millions)	$30		$21	$8	$11	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[6]	1.04	0.97	1.05	1.76	3.18
Expenses including reductions	0.98	[6]	0.95	0.95	0.94	0.94	0.91
Net investment income	—	[6,7]	0.42	0.27	0.07	0.37	0.80
Portfolio turnover (%)	16		52	40	42	44	59

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       20

Class R2 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$18.09		$15.09	$16.26	$15.12
Net investment income (loss)[3]	(0.02)		0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.94		2.99	(0.40)	1.15
Total from investment operations	2.92		3.05	(0.38)	1.14
Less distributions
From net investment income	(0.01)		(0.05)	—	—
From net realized gain	(1.14)		—	(0.79)	—
Total distributions	(1.15)		(0.05)	(0.79)	—
Net asset value, end of period	$19.86		$18.09	$15.09	$16.26
Total return (%)[4]	16.38	[5]	20.25	(2.28)	7.54	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	[7]	1.20	1.12	1.10	[7]
Expenses including reductions	1.14	[7]	1.11	1.11	1.10	[7]
Net investment income (loss)	(0.22	) [7]	0.35	0.13	(0.19	) [7]
Portfolio turnover (%)	16		52	40	42	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       21

Class R4 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$18.11		$15.10	$16.27	$15.12
Net investment income (loss)[3]	(0.02)		0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.95		3.00	(0.40)	1.16
Total from investment operations	2.93		3.07	(0.37)	1.15
Less distributions
From net investment income	(0.02)		(0.06)	(0.01)	—
From net realized gain	(1.14)		—	(0.79)	—
Total distributions	(1.16)		(0.06)	(0.80)	—
Net asset value, end of period	$19.88		$18.11	$15.10	$16.27
Total return (%)[4]	16.43	[5]	20.42	(2.24)	7.61	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	[7]	1.19	1.12	1.10	[7]
Expenses including reductions	1.11	[7]	1.01	1.01	1.00	[7]
Net investment income (loss)	(0.20	) [7]	0.45	0.23	(0.09	) [7]
Portfolio turnover (%)	16		52	40	42	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       22

Class R6 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$18.14		$15.12	$16.28	$15.12
Net investment income[3]	0.01		0.09	0.07	—	[4]
Net realized and unrealized gain (loss) on investments	2.95		3.01	(0.42)	1.16
Total from investment operations	2.96		3.10	(0.35)	1.16
Less distributions
From net investment income	(0.04)		(0.08)	(0.02)	—
From net realized gain	(1.14)		—	(0.79)	—
Total distributions	(1.18)		(0.08)	(0.81)	—
Net asset value, end of period	$19.92		$18.14	$15.12	$16.28
Total return (%)[5]	16.57	[6]	20.59	(2.10)	7.67	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$9		$6	$3	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	[8]	0.95	0.86	0.85	[8]
Expenses including reductions	0.87	[8]	0.85	0.84	0.83	[8]
Net investment income	0.13	[8]	0.52	0.49	0.01	[8]
Portfolio turnover (%)	16		52	40	42	[9]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statements of Assets and Liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       24

securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of January 31, 2018, all investments are categorized as Level 1 under the hierarchy described above, except for U.S. Government Agency discount notes and repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretions of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       25

the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $1,268.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships, and in-kind transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       26

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent,on an annual basis,to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion.The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) management fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to the class.

The expense reductions described above amounted to the following for the six months ended January 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$14,762	Class R4	$251
Class C	1,841	Class R6	2,960
Class I	9,174	Total	$29,043
Class R2	55

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       27

R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $358 for Class R4 shares for the six months ended January 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $40,050 for the six months ended January 31, 2018. Of this amount, $7,405 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $36,093 was paid as sales commissions to broker-dealers and $1,552 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, CDSCs received by the Distributor amounted to $267 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$64,140	$23,270
Class C	26,582	2,894
Class I	—	14,658
Class R2	190	9
Class R4	1,190	44
Class R6	—	483
Total	$92,102	$41,358

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund(s), along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       28

facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,023,839	1	1.205%	$34

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	475,341	$9,168,617	1,014,321	$16,662,793
Distributions reinvested	135,097	2,572,241	2,782	44,038
Repurchased	(204,097)	(3,889,309)	(907,934)	(14,640,469)
Net increase	406,341	$7,851,549	109,169	$2,066,362
Class C shares
Sold	71,608	$1,351,070	140,596	$2,294,877
Distributions reinvested	17,149	320,001	—	—
Repurchased	(21,347)	(401,467)	(56,427)	(894,645)
Net increase	67,410	$1,269,604	84,169	$1,400,232
Class I shares
Sold	666,103	$12,781,247	1,148,414	$19,373,564
Distributions reinvested	90,027	1,731,228	2,160	34,466
Repurchased	(398,575)	(7,788,560)	(564,647)	(9,019,810)
Net increase	357,555	$6,723,915	585,927	$10,388,220
Class R2 shares
Sold	11,166	$215,564	55	$947
Distributions reinvested	65	1,246	—	—
Repurchased	(4,139)	(83,108)	(34)	(573)
Net increase	7,092	$133,702	21	$374
Class R4 shares
Sold	47,055	$892,203	—	—
Distributions reinvested	2,801	53,800	—	—
Repurchased	(5,055)	(101,141)	—	—
Net increase	44,801	$844,862	—	—
Class R6 shares
Sold	126,028	$2,492,319	143,355	$2,463,700
Distributions reinvested	26,893	517,413	1,092	17,425
Repurchased	(38,609)	(768,336)	(6,384)	(102,619)
Net increase	114,312	$2,241,396	138,063	$2,378,506
Class NAV shares
Sold	—	—	19,943	$300,533
Distributions reinvested	—	—	34,411	549,199
Repurchased	—	—	(7,648,620)	(127,780,567)
Net increase (decrease)	—	—	(7,594,266)	($126,930,835)
Total net increase (decrease)	997,511	$19,065,028	(6,676,917)	($110,697,141)

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       29

There were no fund share transactions for Class R4 for the year ended July 31, 2017.

Class NAV liquidated on March 3, 2017.

Affiliates of the fund owned 18%, 5%, and 51% of shares of Class R2, Class R4, and Class R6, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On February 28, 2017, there was a redemption in kind from Class NAV of $87,117,054, which represented approximately 54% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $23,846,733 and $12,348,456, respectively, for the six months ended January 31, 2018.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       30

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431078	376SA 1/18 3/18

John Hancock

Fundamental Large Cap Value Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was up from historically low levels. While some in the asset management community believe the sell-off will be temporary, it's likely that the era of extremely low volatility is behind us for the time being.

Ultimately, asset prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

The recently passed tax reform legislation appears poised to inject substantial stimulus into U.S. businesses at the same time that industry regulations are being rolled back across large swaths of the economy, including the systemically important financials sector. One moderating factor is the U.S. Federal Reserve's continued tightening of monetary policy. In mid-December, the federal funds rate was lifted by a quarter of a percentage point, the fifth such increase in the current cycle. While rising interest rates alone may not cause the economy to pull back, markets will be closely attuned to any suggestion that policymakers may quicken the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stocks benefited from economic recovery and tax reform

Stocks gained as improved economic growth and a late-period major overhaul to the U.S. tax code bolstered corporate earnings growth prospects.

Growth stocks beat value across all market caps

Investors favored sectors that seemed to have the best earnings growth prospects, with the biggest advance coming from information technology stocks.

Financials and consumer discretionary helped fuel performance

A sizable overweight in the financials sector and security selection in the consumer discretionary sector helped performance relative to the Russell 1000 Value Index.

SECTOR COMPOSITION AS OF 1/31/18 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What factors drove the stock market higher during the six months ended January 31, 2018?

Improved U.S. and global economic growth bolstered corporate earnings, providing a tailwind for stocks. In the United States, investors welcomed reports that the economy grew at a 3% or slightly higher annualized rate in the second and third quarters of 2017, a pickup over earlier readings. Economic growth in foreign developed markets, notably in Europe, and in emerging markets also accelerated. Given this improving backdrop, the U.S. Federal Reserve decided to edge its short-term interest-rate target higher in December, its third hike in 2017, and also scaled back its bond buying. The European Central Bank kept its interest rates near historic lows, but announced plans to slow its bond buying in 2018.

Anticipation and then the passage in December of a major overhaul to the U.S. tax code also aided stock returns. The legislation significantly lowered corporate tax rates, fueling expectations that companies would boost their earnings forecast. Added tailwinds came from higher energy prices, recovery in the U.S. housing market, and rising consumer and business confidence. All of these factors helped push the U.S. stock market to new record highs, extending its nearly nine-year rally. However, after the end of the period, market volatility increased.

How did large-cap value stocks fare in the context of the broader market?

Large-cap stocks generally outperformed small caps by a sizable margin. However, within the large-cap category, value stocks lagged growth stocks as investors sought companies that could compound earnings at high rates. Within the fund's benchmark, the Russell 1000 Value Index, the top performer was the information technology sector, which was helped by secular trends, including the growth of cloud computing and more people using mobile devices. Material stocks also saw strong gains, thanks to expectations that improved global economic growth would bolster demand and help commodity prices. The financials sector was another standout, buoyed by higher short-term interest rates, the economic recovery, and a more favorable regulatory backdrop. By contrast, more defensive, dividend-paying sectors, including utilities, real estate, telecommunication services, and consumer staples, were laggards.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       4

"Added tailwinds came from higher energy prices, recovery in the U.S. housing market, and rising consumer and business confidence."

How did the fund perform during the past six months?

The fund's Class A shares gained 11.55% (excluding sales charges), which was in line with the 11.33% return of the Russell 1000 Value Index. We maintained our long-term, bottom-up focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimates of intrinsic value. Positioning in financials, a sizable overweight, and stock picks in consumer discretionary gave the biggest boost to relative performance. The fund's lack of exposure to the weak-performing utilities and real estate sectors also helped its result relative to the benchmark.

Which stocks stood out as top contributors to relative performance?

The fund picked up the most ground from having an overweight in Bank of America Corp., its largest holding. Bank of America's shares rose sharply over the past six months, helped by higher interest rates, an improving economy, cost management, and share buybacks. Investors also expected lower tax rates to boost the bank's earnings going forward. Another winner was Synchrony Financial, the leading provider of private label credit cards in the United States. Increased consumer spending, a better-than-expected credit backdrop, expectations around tax reform, and higher interest rates gave the stock a sizable boost.

Were there standouts from other sectors?

Yes, in industrials, investments in both United Rentals, Inc. and Union Pacific Corp. had a positive

TOP 10 HOLDINGS AS OF 1/31/18 (%)

Bank of America Corp.	5.8
Citigroup, Inc.	5.2
General Electric Company	5.2
JPMorgan Chase & Co.	5.2
Apple, Inc.	4.7
The Goldman Sachs Group, Inc.	4.6
Morgan Stanley	4.1
Exxon Mobil Corp.	2.9
Union Pacific Corp.	2.8
Microsoft Corp.	2.7
TOTAL	43.2
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       5

"Positioning in financials, a sizable overweight, and stock picks in consumer discretionary gave the biggest boost to relative performance."
impact on relative performance. United Rentals, which rents out heavy equipment, saw a pickup in revenues, as more construction and infrastructure projects in the United States and higher energy prices bolstered demand. Union Pacific, a leading freight-hauling railroad that owns and operates tracks in the western half of the United States, saw better volumes and pricing as economic growth picked up. Both companies also have a U.S. focus, which meant more upside from lower tax rates.

In the information technology sector, exposure to Microsoft Corp. proved rewarding, as the software giant benefited from continued expansion of its cloud computing offerings to companies that were already using its installed software. Neither Microsoft nor United Rentals was in the index, further adding to the relative benefit.

Where did the fund lose ground this period?

Security selection in the healthcare, industrials, and energy sectors detracted versus the benchmark. The fund's biggest individual disappointment was diversified industrials conglomerate General Electric Company. A 50% dividend cut, disappointing earnings results, and late-period accounting concerns caused the stock to decline, despite the company's ongoing turnaround efforts, which have included cost cutting and new leadership.

Some of the biggest stock disappointments were in healthcare. An investment in Ireland-based pharmaceuticals company Allergan PLC, which is best known for its Botox antiwrinkle treatment, fell because of concern around the looming patent expiration for its number two product, Restasis dry-eye drops. Shares of Shire PLC, an Ireland-headquartered biopharmaceuticals company that focuses on developing treatments for rare diseases, declined due to slipping sales and increased competition in its hemophilia franchise as well as disappointing sales for its attention deficit disorder treatment, Adderall XR. An investment in Patterson Companies, Inc., a medical products company that supplies dentists and veterinarians, declined due to softening demand and increased competition in the dental side of the business.

Last, within consumer discretionary, an investment in U.K.-headquartered market research firm Nielsen Holdings PLC detracted from relative performance. The stock was pressured by slowing demand from a variety of end markets, including retailers looking to cut costs as e-commerce competition ramps up, advertisers who are moving more of their spending online, and consumer goods companies that are spending less to track the buying patterns of their customers.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       6

How was the fund positioned at period end?

Our positioning is driven by bottom-up security selection and where we're finding the best opportunities that fit our investment criteria. The fund has maintained an economically sensitive bias, with increased exposure to financials, representing 37.6% of net assets at the end of the reporting period. The fund also had overweights in the information technology and industrials sectors, with a notable increase in industrials. During the period, we added a small position in materials, but reduced weightings in the consumer staples, energy, and healthcare sectors. The fund continued to have no exposure to utilities, real estate, and telecommunication services, sectors that tend to have less potential upside in an economic recovery.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Nicholas P. Renart On the fund since 2015 Investing since 2005

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	14.08	10.68	11.46	5.97	66.08	106.19
Class C2	18.29	11.23	11.87	10.13	70.24	111.36
Class I3	20.43	12.17	12.71	11.67	77.59	122.12
Class R2[2,3]	20.12	11.86	12.35	11.53	75.13	117.44
Class R4[2,3]	20.47	12.00	12.45	11.77	76.25	118.82
Class R6[2,3]	20.66	12.10	12.53	11.79	77.06	119.83
Class NAV[3,4]	20.58	12.37	17.06	11.72	79.17	175.87
Index†	17.22	13.47	12.43	11.33	88.09	118.53

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.11	1.81	0.80	1.21	1.06	0.71	0.69
Net (%)	1.11	1.81	0.80	1.21	0.96	0.71	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,5	6-1-11	21,136	21,136	21,853
Class I3	6-1-11	22,212	22,212	21,853
Class R2[2,3]	6-1-11	21,744	21,744	21,853
Class R4[2,3]	6-1-11	21,882	21,882	21,853
Class R6[2,3]	6-1-11	21,983	21,983	21,853
Class NAV[3,4]	8-23-11	27,587	27,587	21,853

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	From 8-23-11.
5	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,115.50	$5.87	1.10%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.60	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,111.30	9.58	1.80%
	Hypothetical example for comparison purposes	1,000.00	1,016.10	9.15	1.80%
Class I	Actual expenses/actual returns	1,000.00	1,116.70	4.27	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.08	0.80%
Class R2	Actual expenses/actual returns	1,000.00	1,115.30	6.02	1.13%
	Hypothetical example for comparison purposes	1,000.00	1,019.50	5.75	1.13%
Class R4	Actual expenses/actual returns	1,000.00	1,117.70	4.59	0.86%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.38	0.86%
Class R6	Actual expenses/actual returns	1,000.00	1,117.90	3.74	0.70%
	Hypothetical example for comparison purposes	1,000.00	1,021.70	3.57	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	1,117.20	3.68	0.69%
	Hypothetical example for comparison purposes	1,000.00	1,021.70	3.52	0.69%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Shares	Value
Common stocks 98.3%		$811,215,474
(Cost $638,713,787)
Consumer discretionary 8.1%		67,129,564
Household durables 3.6%
Lennar Corp., A Shares	275,044	17,234,257
Lennar Corp., B Shares	5,732	290,268
Tempur Sealy International, Inc. (A)	208,893	12,458,379
Media 2.2%
Twenty-First Century Fox, Inc., Class A	493,282	18,202,106
Specialty retail 2.3%
AutoZone, Inc. (A)	12,773	9,776,965
Group 1 Automotive, Inc.	116,859	9,167,589
Consumer staples 4.6%		37,752,107
Beverages 1.2%
Heineken Holding NV	91,205	9,675,520
Food products 1.0%
Danone SA	98,425	8,471,088
Tobacco 2.4%
Imperial Brands PLC	193,472	7,962,037
Philip Morris International, Inc.	108,584	11,643,462
Energy 8.8%		72,424,602
Energy equipment and services 2.3%
National Oilwell Varco, Inc.	516,140	18,932,015
Oil, gas and consumable fuels 6.5%
Chevron Corp.	138,512	17,362,479
Exxon Mobil Corp.	277,652	24,239,020
Suncor Energy, Inc.	328,030	11,891,088
Financials 37.6%		310,668,274
Banks 17.8%
Bank of America Corp.	1,499,197	47,974,304
CIT Group, Inc.	268,170	13,593,537
Citigroup, Inc.	545,402	42,803,149
JPMorgan Chase & Co.	368,749	42,653,197
Capital markets 12.1%
Affiliated Managers Group, Inc.	101,479	20,258,253
Invesco, Ltd.	232,940	8,416,122
Morgan Stanley	592,540	33,508,137
The Goldman Sachs Group, Inc.	140,354	37,599,433
Consumer finance 4.9%
American Express Company	220,414	21,909,152
Synchrony Financial	471,533	18,710,429
12	JOHN HANCOCK Fundamental Large Cap Value Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance 2.8%
American International Group, Inc.	169,734	$10,849,397
Prudential Financial, Inc.	104,302	12,393,164
Health care 10.6%		87,219,465
Biotechnology 3.5%
Amgen, Inc.	21,585	4,015,889
Gilead Sciences, Inc.	130,174	10,908,581
Shire PLC, ADR	96,069	13,453,503
Health care equipment and supplies 2.9%
Danaher Corp.	86,818	8,792,927
Medtronic PLC	179,989	15,459,255
Health care providers and services 0.7%
Patterson Companies, Inc.	162,723	5,840,128
Pharmaceuticals 3.5%
Allergan PLC	65,166	11,746,823
Merck & Company, Inc.	186,819	11,069,026
Novartis AG, ADR	65,882	5,933,333
Industrials 13.7%		112,858,197
Aerospace and defense 3.8%
L3 Technologies, Inc.	44,176	9,385,633
United Technologies Corp.	159,889	22,066,281
Industrial conglomerates 5.2%
General Electric Company	2,643,911	42,752,041
Professional services 0.5%
Nielsen Holdings PLC	112,080	4,192,913
Road and rail 2.8%
Union Pacific Corp.	171,758	22,929,693
Trading companies and distributors 1.4%
United Rentals, Inc. (A)	63,672	11,531,636
Information technology 12.7%		105,230,407
Communications equipment 1.1%
Cisco Systems, Inc.	223,684	9,291,833
Internet software and services 2.6%
eBay, Inc. (A)	522,652	21,209,218
Software 4.3%
Microsoft Corp.	238,007	22,613,045
Oracle Corp.	254,521	13,130,738
Technology hardware, storage and peripherals 4.7%
Apple, Inc.	232,847	38,985,573
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	13

	Shares	Value
Materials 2.2%		$17,932,858
Chemicals 2.2%
LyondellBasell Industries NV, Class A	149,640	17,932,858

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.7%				$13,510,000
(Cost $13,510,000)
U.S. Government Agency 1.0%				7,971,000
Federal Agricultural Mortgage Corp. Discount Note	1.200	02-01-18	753,000	753,000

Federal Home Loan Bank Discount Note	0.900	02-01-18	1,032,000	1,032,000
Federal Home Loan Bank Discount Note	1.200	02-01-18	6,186,000	6,186,000

	Par value^	Value
Repurchase agreement 0.7%		5,539,000
Barclays Tri-Party Repurchase Agreement dated 1-31-18 at 1.350% to be repurchased at $5,264,197 on 2-1-18, collateralized by $5,834,000 U.S. Treasury Bonds, 2.500% due 2-15-46 (valued at $5,369,539, including interest)	5,264,000	5,264,000
Repurchase Agreement with State Street Corp. dated 1-31-18 at 0.540% to be repurchased at $275,004 on 2-1-18, collateralized by $280,000 U.S. Treasury Notes, 1.375% due 9-30-18 (valued at $280,522, including interest)	275,000	275,000

Total investments (Cost $652,223,787) 100.0%	$824,725,474
Other assets and liabilities, net 0.0%	341,836
Total net assets 100.0%	$825,067,310

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $652,774,354. Net unrealized appreciation aggregated to $171,951,120, of which $196,412,920 related to gross unrealized appreciation and $24,461,800 related to gross unrealized depreciation.
14	JOHN HANCOCK Fundamental Large Cap Value Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Investments, at value (Cost $652,223,787)	$824,725,474
Cash	894
Foreign currency, at value (Cost $59)	59
Receivable for fund shares sold	44,377
Dividends and interest receivable	386,381
Other receivables and prepaid expenses	60,714
Total assets	825,217,899
Liabilities
Payable for fund shares repurchased	26,374
Payable to affiliates
Accounting and legal services fees	33,529
Transfer agent fees	2,476
Distribution and service fees	45
Trustees' fees	1,686
Other liabilities and accrued expenses	86,479
Total liabilities	150,589
Net assets	$825,067,310
Net assets consist of
Paid-in capital	$643,238,742
Accumulated distributions in excess of net investment income	(742,432)
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,069,313
Net unrealized appreciation (depreciation) on investments	172,501,687
Net assets	$825,067,310

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($21,104,852 ÷ 1,412,354 shares)[1]	$14.94
Class C ($2,269,779 ÷ 151,735 shares)[1]	$14.96
Class I ($1,823,421 ÷ 121,452 shares)	$15.01
Class R2 ($271,913 ÷ 18,151 shares)	$14.98
Class R4 ($48,358 ÷ 3,224 shares)	$15.00
Class R6 ($5,416,426 ÷ 361,191 shares)	$15.00
Class NAV ($794,132,561 ÷ 52,960,595 shares)	$14.99
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.73

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       15

STATEMENT OF OPERATIONS  For the six months ended 1-31-18 (unaudited)

Investment income
Dividends	$7,161,142
Interest	27,780
Less foreign taxes withheld	(36,624)
Total investment income	7,152,298
Expenses
Investment management fees	2,613,253
Distribution and service fees	41,382
Accounting and legal services fees	64,625
Transfer agent fees	14,261
Trustees' fees	3,397
State registration fees	48,144
Printing and postage	15,120
Professional fees	33,802
Custodian fees	48,107
Other	12,842
Total expenses	2,894,933
Less expense reductions	(34,212)
Net expenses	2,860,721
Net investment income	4,291,577
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	25,443,513
25,443,513
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	60,212,745
60,212,745
Net realized and unrealized gain	85,656,258
Increase in net assets from operations	$89,947,835

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$4,291,577	$13,313,144
Net realized gain	25,443,513	294,628,167
Change in net unrealized appreciation (depreciation)	60,212,745	(158,528,830)
Increase in net assets resulting from operations	89,947,835	149,412,481
Distributions to shareholders
From net investment income
Class A	(160,374)	(377,440)
Class C	(3,320)	(24,838)
Class I	(29,521)	(63,533)
Class R2	(2,092)	(5,693)
Class R4	(521)	(2,399)
Class R6	(58,959)	(24,466)
Class NAV	(9,177,347)	(17,083,834)
From net realized gain
Class A	(1,383,884)	(126,714)
Class C	(148,129)	(11,781)
Class I	(184,653)	(18,750)
Class R2	(17,898)	(1,850)
Class R4	(3,429)	(720)
Class R6	(338,402)	(6,941)
Class NAV	(52,532,795)	(4,840,712)
Total distributions	(64,041,324)	(22,589,671)
From fund share transactions	(1,500,351)	(554,250,979)
Total increase (decrease)	24,406,160	(427,428,169)
Net assets
Beginning of period	800,661,150	1,228,089,319
End of period	$825,067,310	$800,661,150
Undistributed (accumulated distributions in excess of) net investment income	($742,432)	$4,398,125

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       17

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$14.49		$12.80	$13.84	$13.62	$13.11	$10.27
Net investment income[2]	0.05		0.12	0.12	0.09	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.59		1.96	(0.52)	0.94	1.82	3.32
Total from investment operations	1.64		2.08	(0.40)	1.03	1.89	3.43
Less distributions
From net investment income	(0.13)		(0.29)	(0.09)	(0.07)	(0.09)	(0.10)
From net realized gain	(1.06)		(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(1.19)		(0.39)	(0.64)	(0.81)	(1.38)	(0.59)
Net asset value, end of period	$14.94		$14.49	$12.80	$13.84	$13.62	$13.11
Total return (%)[3,4]	11.55	[5]	16.40	(2.92)	7.64	15.08	34.46
Ratios and supplemental data
Net assets, end of period (in millions)	$21		$21	$17	$16	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	[6]	1.11	1.11	1.14	1.34	1.53
Expenses including reductions	1.10	[6]	1.10	1.10	1.13	1.30	1.30
Net investment income	0.68	[6]	0.88	0.93	0.62	0.54	0.96
Portfolio turnover (%)	13		49	21	20	24	38

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       18

Class C Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$14.47		$12.79	$13.83	$13.66	$13.87
Net investment income (loss)[3]	—		0.02	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.58		1.96	(0.52)	0.95	(0.20)
Total from investment operations	1.58		1.98	(0.49)	0.91	(0.21)
Less distributions
From net investment income	(0.03)		(0.20)	—	—	—
From net realized gain	(1.06)		(0.10)	(0.55)	(0.74)	—
Total distributions	(1.09)		(0.30)	(0.55)	(0.74)	—
Net asset value, end of period	$14.96		$14.47	$12.79	$13.83	$13.66
Total return (%)[5,6]	11.13	[4]	15.63	(3.59)	6.73	(1.51	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$1	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	[8]	1.81	1.81	2.60	17.11	[8]
Expenses including reductions	1.80	[8]	1.80	1.80	2.00	2.00	[8]
Net investment income (loss)	(0.04	) [8]	0.17	0.22	(0.26)	(0.69	) [8]
Portfolio turnover (%)	13		49	21	20	24	[9]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 6-27-14.
[3]	Based on average daily shares outstanding.
[4]	Not annualized.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Less than $500,000.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       19

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$14.58		$12.87	$13.92	$13.68	$13.17	$10.30
Net investment income[2]	0.08		0.16	0.16	0.11	0.13	0.18
Net realized and unrealized gain (loss) on investments	1.58		1.98	(0.53)	0.96	1.81	3.32
Total from investment operations	1.66		2.14	(0.37)	1.07	1.94	3.50
Less distributions
From net investment income	(0.17)		(0.33)	(0.13)	(0.09)	(0.14)	(0.14)
From net realized gain	(1.06)		(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(1.23)		(0.43)	(0.68)	(0.83)	(1.43)	(0.63)
Net asset value, end of period	$15.01		$14.58	$12.87	$13.92	$13.68	$13.17
Total return (%)[3]	11.67	[4]	16.81	(2.64)	7.93	15.40	35.11
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$5	$3	$3	$2	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.80	0.79	0.94	1.53	1.09
Expenses including reductions	0.80	[5]	0.79	0.78	0.93	0.94	0.92
Net investment income	1.04	[5]	1.18	1.24	0.76	0.96	1.50
Portfolio turnover (%)	13		49	21	20	24	38

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       20

Class R2 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$14.53		$12.84	$13.90	$13.41
Net investment income[3]	0.05		0.12	0.13	0.03
Net realized and unrealized gain (loss) on investments	1.59		1.97	(0.53)	0.46
Total from investment operations	1.64		2.09	(0.40)	0.49
Less distributions
From net investment income	(0.13)		(0.30)	(0.11)	—
From net realized gain	(1.06)		(0.10)	(0.55)	—
Total distributions	(1.19)		(0.40)	(0.66)	—
Net asset value, end of period	$14.98		$14.53	$12.84	$13.90
Total return (%)[4]	11.53	[5]	16.43	(2.88)	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	[7]	1.11	1.05	0.93	[7]
Expenses including reductions	1.13	[7]	1.10	1.04	0.92	[7]
Net investment income	0.67	[7]	0.90	1.07	0.67	[7]
Portfolio turnover (%)	13		49	21	20	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       21

Class R4 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$14.55		$12.85	$13.90	$13.41
Net investment income[3]	0.08		0.16	0.15	0.04
Net realized and unrealized gain (loss) on investments	1.59		1.96	(0.52)	0.45
Total from investment operations	1.67		2.12	(0.37)	0.49
Less distributions
From net investment income	(0.16)		(0.32)	(0.13)	—
From net realized gain	(1.06)		(0.10)	(0.55)	—
Total distributions	(1.22)		(0.42)	(0.68)	—
Net asset value, end of period	$15.00		$14.55	$12.85	$13.90
Total return (%)[4]	11.77	[5]	16.70	(2.70)	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	[7]	0.96	0.95	0.93	[7]
Expenses including reductions	0.86	[7]	0.85	0.84	0.82	[7]
Net investment income	1.04	[7]	1.15	1.19	0.77	[7]
Portfolio turnover (%)	13		49	21	20	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       22

Class R6 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$14.57		$12.86	$13.91	$13.41
Net investment income[3]	0.07		0.18	0.15	0.05
Net realized and unrealized gain (loss) on investments	1.61		1.97	(0.50)	0.45
Total from investment operations	1.68		2.15	(0.35)	0.50
Less distributions
From net investment income	(0.19)		(0.34)	(0.15)	—
From net realized gain	(1.06)		(0.10)	(0.55)	—
Total distributions	(1.25)		(0.44)	(0.70)	—
Net asset value, end of period	$15.00		$14.57	$12.86	$13.91
Total return (%)[4]	11.79	[5]	16.93	(2.53)	3.73	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	[7]	0.71	0.70	0.68	[7]
Expenses including reductions	0.70	[7]	0.68	0.68	0.66	[7]
Net investment income	0.97	[7]	1.30	1.19	0.94	[7]
Portfolio turnover (%)	13		49	21	20	[8]

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       23

Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$14.57		$12.86	$13.91	$13.67	$13.16	$10.30
Net investment income[2]	0.08		0.20	0.17	0.15	0.15	0.20
Net realized and unrealized gain (loss) on investments	1.59		1.95	(0.52)	0.96	1.82	3.31
Total from investment operations	1.67		2.15	(0.35)	1.11	1.97	3.51
Less distributions
From net investment income	(0.19)		(0.34)	(0.15)	(0.13)	(0.17)	(0.16)
From net realized gain	(1.06)		(0.10)	(0.55)	(0.74)	(1.29)	(0.49)
Total distributions	(1.25)		(0.44)	(0.70)	(0.87)	(1.46)	(0.65)
Net asset value, end of period	$14.99		$14.57	$12.86	$13.91	$13.67	$13.16
Total return (%)[3]	11.72	[4]	16.93	(2.54)	8.23	15.69	35.33
Ratios and supplemental data
Net assets, end of period (in millions)	$794		$771	$1,206	$1,289	$1,201	$924
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	[5]	0.69	0.68	0.67	0.68	0.70
Expenses including reductions	0.69	[5]	0.68	0.67	0.66	0.67	0.69
Net investment income	1.07	[5]	1.49	1.36	1.10	1.16	1.69
Portfolio turnover (%)	13		49	21	20	24	38

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       24

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$67,129,564	$67,129,564	—	—
Consumer staples	37,752,107	11,643,462	$26,108,645	—
Energy	72,424,602	72,424,602	—	—
Financials	310,668,274	310,668,274	—	—
Health care	87,219,465	87,219,465	—	—
Industrials	112,858,197	112,858,197	—	—
Information technology	105,230,407	105,230,407	—	—
Materials	17,932,858	17,932,858	—	—
Short-term investments	13,510,000	—	13,510,000	—
Total investments in securities	$824,725,474	$785,106,829	$39,618,645	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       26

the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $1,914.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals, partnerships and in-kind transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Large Cap Value Trust, a series of the John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to November 30, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to the class.

The expense reductions described above amounted to the following for the six months ended January 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$846	Class R4	$4
Class C	89	Class R6	244
Class I	151	Class NAV	32,817
Class R2	13	Total	$34,164

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       28

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.64% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $48 for Class R4 shares for the six months ended January 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $18,876 for the six months ended January 31, 2018. Of this amount, $3,228 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,552 was paid as sales commissions to broker-dealers and $96 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, there were no CDSCs received by the Distributor.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       29

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$30,103	$10,918
Class C	10,524	1,145
Class I	—	1,966
Class R2	636	19
Class R4	119	6
Class R6	—	207
Total	$41,382	$14,261

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$2,706,513	3	1.480%	($334)

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	204,008	$3,007,353	456,853	$6,245,135
Distributions reinvested	106,389	1,542,648	37,028	503,587
Repurchased	(317,209)	(4,626,914)	(406,831)	(5,519,358)
Net increase (decrease)	(6,812)	($76,913)	87,050	$1,229,364
Class C shares
Sold	17,891	$264,329	57,562	$784,823
Distributions reinvested	10,430	151,449	2,687	36,618
Repurchased	(18,793)	(273,598)	(32,767)	(437,175)
Net increase	9,528	$142,180	27,482	$384,266
Class I shares
Sold	53,951	$797,132	299,388	$4,144,561
Distributions reinvested	14,710	214,174	5,902	80,510
Repurchased	(285,260)	(4,263,309)	(161,778)	(2,184,554)
Net increase (decrease)	(216,599)	($3,252,003)	143,512	$2,040,517

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       30

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	778	$11,521	2,229	$30,686
Distributions reinvested	1,111	16,151	338	4,607
Repurchased	(4,792)	(73,364)	(1,681)	(21,757)
Net increase (decrease)	(2,903)	($45,692)	886	$13,536
Class R4 shares
Repurchased	(4,233)	(65,400)	—	—
Net increase (decrease)	(4,233)	($65,400)	—	—
Class R6 shares
Sold	262,690	$3,950,494	17,777	$254,714
Distributions reinvested	27,329	397,361	2,065	28,148
Repurchased	(12,944)	(193,092)	(14,057)	(191,051)
Net increase	277,075	$4,154,763	5,785	$91,811
Class NAV shares
Sold	236,560	$3,560,321	55,463,154	$707,175,116
Distributions reinvested	4,244,164	61,710,142	1,608,551	21,924,546
Repurchased	(4,475,834)	(67,627,749)	(97,859,560)	(1,287,110,135)
Net increase (decrease)	4,890	($2,357,286)	(40,787,855)	($558,010,473)
Total net increase (decrease)	60,946	($1,500,351)	(40,523,140)	($554,250,979)

There were no fund share transactions for Class R4 for the year ended July 31, 2017.

Affiliates of the fund owned 18%, 100%, 25% and 100% of shares of Class R2, Class R4, Class R6 and Class NAV, respectively, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments amounted to $107,315,750 and $172,717,269, respectively, for the six months ended January 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       31

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 89.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	49.1%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	32.1%
John Hancock Variable Insurance Trust Managed Volatility Moderate Porfolio	8.4%

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       32

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       33

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431079	374SA 1/18 3/18

John Hancock

Diversified Strategies Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was up from historically low levels. While some in the asset management community believe the sell-off will be temporary, it's likely that the era of extremely low volatility is behind us for the time being.

Ultimately, asset prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close: Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

The recently passed tax reform legislation appears poised to inject substantial stimulus into U.S. businesses at the same time that industry regulations are being rolled back across large swaths of the economy, including the systemically important financials sector. One moderating factor is the U.S. Federal Reserve's continued tightening of monetary policy. In mid-December, the federal funds rate was lifted by a quarter of a percentage point, the fifth such increase in the current cycle. While rising interest rates alone may not cause the economy to pull back, markets will be closely attuned to any suggestion that policymakers may quicken the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
10	Financial statements
13	Financial highlights
15	Notes to financial statements
24	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

PORTFOLIO COMPOSITION AS OF 1/31/18 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PORTFOLIO ALLOCATION AS OF 1/31/18 (%)

U.S. Government	7.0
Corporate bonds	3.1
Exchange-traded funds	1.4
Purchased options	0.2
Short-term investments and other	88.3
Commercial paper	54.8
Money market funds	17.0
U.S. Government	15.2
Other assets and liabilities, net	1.3
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,008.20	$8.60	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.60	8.64	1.70%
Class I	Actual expenses/actual returns	1,000.00	1,011.10	7.05	1.39%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	7.07	1.39%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

Fund’s investments
AS OF 1-31-18 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 7.0%				$737,758
(Cost $748,199)
U.S. Government 7.0%				737,758
U.S. Treasury
Treasury Inflation Protected Security	0.375	01-15-27	515,681	505,181

Treasury Inflation Protected Security	0.375	07-15-27	236,969	232,577
Corporate bonds 3.1%				$326,835
(Cost $331,781)
Energy 3.1%				326,835
Oil, gas and consumable fuels 3.1%
Pertamina Persero PT (A)	6.450	05-30-44	275,000	326,835

	Shares	Value
Exchange-traded funds 1.4%		$141,327
(Cost $123,459)
iShares Transportation Average ETF	715	141,327

	Contracts/Notional amount	Value
Purchased options 0.2%		$21,192
(Cost $26,276)
Calls 0.1%		13,290
Over the Counter Option on the GBP vs. USD (Expiration Date: 4-19-18; Strike Price: GBP 1.42; Counterparty: HSBC Bank PLC) (B)(C)	585,000	13,290
Puts 0.1%		7,902
Over the Counter Option on the GBP vs. USD (Expiration Date: 4-19-18; Strike Price: GBP 1.38; Counterparty: HSBC Bank PLC) (B)(C)	1,170,000	7,902

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 87.0%				$9,130,086
(Cost $9,130,319)
Commercial paper 54.8%				5,744,461
3M Company	1.480	02-05-18	250,000	249,959
Bank Tokyo-Mitsubishi UFJ, Ltd.	1.580	02-28-18	500,000	499,405
BMW US Capital LLC	1.530	02-05-18	500,000	499,901
CPPIB Capital, Inc.	1.500	02-16-18	500,000	499,675
Estee Lauder Companies	1.450	02-26-18	500,000	499,497
John Deere, Ltd.	1.550	03-05-18	250,000	249,651
Koch Resources LLC	1.490	02-06-18	250,000	249,941
Manhattan Asset Funding Company LLC	1.620	03-23-18	500,000	498,875
National Rural Utilities Cooperative Finance Corp.	1.520	02-01-18	500,000	499,980
Novartis Securities Investment, Ltd.	1.500	02-07-18	500,000	499,865
Philip Morris International, Inc.	1.430	02-14-18	250,000	249,871
Praxair, Inc.	1.500	02-15-18	250,000	249,854
6	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper (continued)
Telstra Corp., Ltd.	1.730	04-19-18	500,000	$497,987
The Bank of Nova Scotia	1.690	02-01-18	500,000	500,000
U.S. Government 15.2%				1,597,610
U.S. Treasury Bill	1.281	03-15-18	1,600,000	1,597,610

	Yield (%)	Shares	Value
Money market funds 17.0%			1,788,015

State Street Institutional U.S. Government Money Market Fund, Premier Class	1.2490(D)	1,788,015	1,788,015

Total investments (Cost $10,360,034) 98.7%	$10,357,198
Other assets and liabilities, net 1.3%	136,991
Total net assets 100.0%	$10,494,189

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
GBP	Pound Sterling

Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	For this type of option, notional amounts are equivalent to number of contracts.
(D)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	7

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
CME E-mini Industrial Sector Futures	9	Long	Mar 2018	$711,086	$718,920	$7,834
CME E-mini Technology Sector Futures	13	Long	Mar 2018	839,398	894,660	55,262
Euro STOXX 600 Index Futures	34	Long	Mar 2018	408,865	404,820	(4,045)
FTSE 100 Index Futures	6	Long	Mar 2018	644,423	636,121	(8,302)
Mini IBEX 35 Futures	4	Long	Feb 2018	520,670	518,456	(2,214)
Mini Topix Index Futures	5	Long	Mar 2018	86,970	84,249	(2,721)
Russell 2000 Mini Index Futures	9	Long	Mar 2018	699,072	709,200	10,128
SGX Nifty 50 Futures	15	Long	Feb 2018	333,261	331,770	(1,491)
TOPIX Index Futures	1	Long	Mar 2018	173,957	168,499	(5,458)
10-Year U.S. Treasury Note Futures	19	Short	Mar 2018	(2,309,381)	(2,309,984)	(603)
Euro STOXX 50 Index Futures	9	Short	Mar 2018	(402,730)	(402,262)	468
FTSE MIB Index Futures	3	Short	Mar 2018	(409,369)	(437,572)	(28,203)
Mini FTSE MIB Index Futures	3	Short	Mar 2018	(84,270)	(87,514)	(3,244)
S&P 500 Index E-Mini Futures	17	Short	Mar 2018	(2,353,874)	(2,401,930)	(48,056)
						$(30,645)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	589,188	NOK	3,715,132	Royal Bank of Canada	3/21/2018	—	$(3,356)
JPY	43,753,640	AUD	500,000	Morgan Stanley Capital Services, Inc.	3/22/2018	—	(943)
NOK	3,715,132	CAD	575,000	Royal Bank of Canada	3/21/2018	$14,898	—
						$14,898	$(4,299)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
British Pound versus U.S. Dollar	HSBC Bank PLC	GBP	1.42	Apr 2018	585,000	6,845	(14,491)
British Pound versus U.S. Dollar	HSBC Bank PLC	GBP	1.44	Apr 2018	1,170,000	16,752	(16,820)
						$23,597	$(31,311)
Puts
British Pound versus U.S. Dollar	HSBC Bank PLC	GBP	1.34	Apr 2018	1,170,000	4,405	(2,573)
						$28,002	$(33,884)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
8	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $10,364,675. Net unrealized depreciation aggregated to $61,407, of which $28,520 related to gross unrealized appreciation and $89,927 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	9

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Investments, at value (Cost $10,360,034)	$10,357,198
Unrealized appreciation on forward foreign currency contracts	14,898
Cash	224,668
Cash held at broker for futures contracts	223,750
Receivable for investments sold	18,557
Dividends and interest receivable	11,556
Receivable due from advisor	81
Other receivables and prepaid expenses	4,416
Total assets	10,855,124
Liabilities
Payable for futures variation margin	8,670
Unrealized depreciation on forward foreign currency contracts	4,299
Written options, at value (premium received $28,002)	33,884
Foreign currency overdraft, at value (cost $4,358)	4,142
Payable for investments purchased	268,291
Payable to affiliates
Accounting and legal services fees	109
Transfer agent fees	1,022
Trustees' fees	214
Other liabilities and accrued expenses	40,304
Total liabilities	360,935
Net assets	$10,494,189
Net assets consist of
Paid-in capital	$8,139,425
Accumulated distributions in excess of net investment income	(74,987)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	2,452,845
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	(23,094)
Net assets	$10,494,189

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($4,953,192 ÷ 484,340 shares)[1]	$10.23
Class I ($5,540,997 ÷ 540,624 shares)	$10.25
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.77

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       10

STATEMENT OF OPERATIONS  For the six months ended 1-31-18 (unaudited)

Investment income
Interest	$265,604
Dividends	111,101
Less foreign taxes withheld	(3,585)
Total investment income	373,120
Expenses
Investment management fees	164,804
Distribution and service fees	35,976
Accounting and legal services fees	1,728
Transfer agent fees	17,783
Trustees' fees	490
Printing and postage	10,909
Professional fees	22,150
Custodian fees	12,375
Other	4,703
Total expenses	270,918
Less expense reductions	(6,601)
Net expenses	264,317
Net investment income	108,803
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	3,406,158
Futures contracts	(246,194)
Forward foreign currency contracts	(9,517)
Written options	(7,439)
3,143,008
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(2,619,496)
Futures contracts	70,211
Forward foreign currency contracts	(25,494)
Written options	(8,826)
(2,583,605)
Net realized and unrealized gain	559,403
Increase in net assets from operations	$668,206

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       11

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$108,803	$528,872
Net realized gain (loss)	3,143,008	(194,272)
Change in net unrealized appreciation (depreciation)	(2,583,605)	1,960,097
Increase in net assets resulting from operations	668,206	2,294,697
Distributions to shareholders
From net investment income
Class A	(168,105)	(481,260)
Class I	(205,847)	(181,605)
Total distributions	(373,952)	(662,865)
From fund share transactions	(32,098,016)	769,725
Total increase (decrease)	(31,803,762)	2,401,557
Net assets
Beginning of period	42,297,951	39,896,394
End of period	$10,494,189	$42,297,951
Undistributed (accumulated distributions in excess of) net investment income	($74,987)	$190,162

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       12

Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.50		$10.09	$10.43	$10.92	$11.07	$11.04
Net investment income[2]	0.03		0.12	0.17	0.21	0.31	0.39
Net realized and unrealized gain (loss) on investments	0.06		0.45	(0.27)	(0.10)	0.42	0.24
Total from investment operations	0.09		0.57	(0.10)	0.11	0.73	0.63
Less distributions
From net investment income	(0.36)		(0.16)	(0.23)	(0.32)	(0.35)	(0.42)
From net realized gain	—		—	(0.01)	(0.28)	(0.53)	(0.18)
Total distributions	(0.36)		(0.16)	(0.24)	(0.60)	(0.88)	(0.60)
Net asset value, end of period	$10.23		$10.50	$10.09	$10.43	$10.92	$11.07
Total return (%)[3,4]	0.82	[5]	5.74	(0.96)	1.07	6.89	5.81
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$32	$30	$31	$33	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.72	[7]	1.71	1.77	1.66	1.62	1.23
Expenses including reductions[6]	1.70	[7]	1.70	1.70	1.66	1.60	1.14
Net investment income	0.63	[7]	1.22	1.67	1.93	2.87	3.50
Portfolio turnover (%)	90		73	55	62	119	40

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.44%, 0.08% - 0.89%, 0.09%-0.89%, 0.10%-0.93%, 0.10%- 1.01% and 0.74%-1.42% for the periods ended 1-31-18, 7-31-17, 7-31-16, 7-31-15, 7-31-14, and 7-31-13, respectively.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       13

Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.52		$10.12	$10.46	$10.95	$11.10	$11.06
Net investment income[2]	0.04		0.16	0.20	0.24	0.35	0.43
Net realized and unrealized gain (loss) on investments	0.08		0.43	(0.27)	(0.10)	0.42	0.25
Total from investment operations	0.12		0.59	(0.07)	0.14	0.77	0.68
Less distributions
From net investment income	(0.39)		(0.19)	(0.26)	(0.35)	(0.39)	(0.46)
From net realized gain	—		—	(0.01)	(0.28)	(0.53)	(0.18)
Total distributions	(0.39)		(0.19)	(0.27)	(0.63)	(0.92)	(0.64)
Net asset value, end of period	$10.25		$10.52	$10.12	$10.46	$10.95	$11.10
Total return (%)[3]	1.11	[4]	5.94	(0.63)	1.40	7.19	6.30
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$10	$10	$9	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.43	[6]	1.40	1.45	1.35	1.30	0.86
Expenses including reductions[5]	1.39	[6]	1.39	1.39	1.35	1.28	0.77
Net investment income	0.75	[6]	1.53	1.98	2.24	3.19	3.87
Portfolio turnover (%)	90		73	55	62	119	40

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.44%, 0.08%-0.89%, 0.09%-0.89%, 0.10% - 0.93%, 0.10%-1.01%, and 0.74%-1.42% for the periods ended 1-31-18, 7-31-17, 7-31-16, 7-31-15, 7-31-14 and 7-31-13, respectively.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       14

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. ETFs held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security trades. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       15

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$737,758	—	$737,758	—
Corporate bonds	326,835	—	326,835	—
Exchange-traded funds	141,327	$141,327	—	—
Purchased options	21,192	—	21,192	—
Short-term investments	9,130,086	1,788,015	7,342,071	—
Total investments in securities	$10,357,198	$1,929,342	$8,427,856	—
Derivatives:
Assets
Futures	$73,692	$73,224	$468	—
Forward foreign currency contracts	14,898	—	14,898	—
Liabilities
Futures	$(104,337)	$(48,659)	$(55,678)	—
Forward foreign currency contracts	(4,299)	—	(4,299)	—
Written options	(33,884)	—	(33,884)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       16

Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Foreign currency overdraft, at value, in the Statement of assets and liabilities.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $1,249.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       17

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $268,164 and a long-term capital loss carryforward of $415,840 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, partnerships, amortization and accretion on debt securities, and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearing house. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       18

and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2018, the fund used futures contracts to maintain diversity of the fund, manage against anticipated changes in securities, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $7.7 million to $10.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. The fund held forward foreign currency contracts with notional values ranging from $1.3 million to $5.1 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       19

unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended January 31, 2018, the fund used purchased options contracts to manage against anticipated changes in securities, gain exposure to certain securities markets and as a substitute for securities purchased or to be purchased. The fund held purchased options contracts with market values ranging from $4,275 to $21,192, as measured at each quarter end.

During the six months ended January 31, 2018, the fund wrote option contracts to manage against anticipated changes in securities, gain exposure to certain securities markets and as a substitute for securities purchased or to be purchased. The fund held written options contracts with market values ranging from $2,600 to $33,884, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$73,692	($103,734)
Interest rate	Receivable/payable for futures	Futures†	—	(603)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	14,898	(4,299)
Foreign currency	Investments, at value*	Purchased options	21,192	—
Foreign currency	Written options, at value	Written options	—	(33,884)
			$109,782	($142,520)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	($5,972)	($267,560)	—	($7,439)	($280,971)
Interest Rate	—	21,366	—	—	21,366
Foreign currency	—	—	($9,517)	—	(9,517)
Total	($5,972)	($246,194)	($9,517)	($7,439)	($269,122)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       20

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	($657)	$73,423	—	($2,944)	$69,822
Foreign currency	(5,084)	—	(25,494)	(5,882)	(36,460)
Interest rate	—	(3,212)	—	—	(3,212)
Total	($5,741)	$70,211	($25,494)	($8,826)	$30,150
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund's average daily net assets and (b) 0.95% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets. For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at any time by the Advisor upon notice to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       21

The expense reductions described above amounted to $995 and $5,606 for Class A and Class I shares, respectively, for the year ended January 31, 2018.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 0.96% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to up-front sales changes. For the six months ended January 31, 2018, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$35,976	$12,909
Class I	—	4,874
Total	$35,976	$17,783

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       22

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	468,051	$5,000,000	—	—
Distributions reinvested	16,289	168,105	48,222	$481,260
Repurchased	(3,048,222)	(32,562,941)	—	—
Net increase (decrease)	(2,563,882)	($27,394,836)	48,222	$481,260
Class I shares
Sold	466,370	$5,000,000	10,405	$106,860
Distributions reinvested	19,927	205,847	18,178	181,605
Repurchased	(924,521)	(9,909,027)	—	—
Net increase (decrease)	(438,224)	($4,703,180)	28,583	$288,465
Total net increase (decrease)	(3,002,106)	($32,098,016)	76,805	$769,725

Affiliates of the fund owned 100% of shares of Class A and Class I, on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $4,241,149 and $35,715,890 respectively, for the six months ended January 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $17,093,652 and $21,189,520, respectively, for the six months ended January 31, 2018.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       23

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       24

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392SA 1/18 3/18

John Hancock

Global Absolute Return Strategies Fund

Semiannual report 1/31/18

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was off historically low levels. While many in our asset management network believe the sell-off will be temporary, it's likely the era of extremely low volatility is behind us for now.

Ultimately, market prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. In the United States, unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains.

In step with these signals of domestic economic strength, synchronized global growth continued to gain momentum, which has contributed to favorable corporate earnings across the world's developed and emerging markets.

While markets delivered strong results over the course of the period, it's important for investors to be aware of the downside risks. Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies investing in any market cycle.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments
Head of Wealth and Asset Management
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
59	Financial statements
63	Financial highlights
69	Notes to financial statements
81	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/18 (%)

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The fund posted positive absolute returns

The fund was up for the period, outpacing its benchmark, as underlying strategies delivering favorable results more than offset the positions that declined.

Long equity exposure drove performance

Allocation to U.S., European, and Korean stock markets provided a tailwind in a period that favored equity, credit, and other assets that are considered relatively higher risk.

Duration and currency weighed on results

Foreign exchange and interest-rate exposure partially offset gains, as did security selection in certain strategies.

PORTFOLIO ALLOCATION AS OF 1/31/18 (%)

Common stocks	39.3	Corporate bonds	13.4
Financials	17.2	U.S. Government	11.4
Real estate	5.1	Foreign government obligations	7.4
Industrials	2.5	Purchased options	3.5
Health care	2.4	Short-term investments and other	25.0
Consumer staples	2.4	Certificate of deposit	11.5
Materials	2.4	Commercial paper	5.7
Consumer discretionary	2.1	Time deposits	4.4
Energy	1.7	U.S. Government	1.6
Information technology	1.3	Money market funds	0.7
Utilities	1.1	Other assets and liabilities, net	1.1
Telecommunication services	1.1	TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the fund's objective will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

What was the macroeconomic and market environment like during the six months ended January 31, 2018?

Equity markets enjoyed gains as synchronized global economic growth, renewed hopes for business-friendly U.S. fiscal reforms, and a general weakness in the U.S. dollar continued to exert a positive influence on stocks throughout much of the world. In the United States, large-cap companies led the rally as the market shrugged off anxieties of the brief government shutdown near the end of the period; European and Japanese stocks also posted gains.

Asia-Pacific equities delivered even better results, rounding off an impressive 2017 calendar year and a strong start to 2018. U.S. dollar weakness helped relative returns, while corporate profits continued to recover in the region.

Renewed expectations that inflationary pressures, especially in the United States, would tighten the global money supply and negatively affect a range of fixed-income assets rattled certain segments of the government bond markets.

How did the fund perform in absolute terms and relative to its cash benchmark?

The fund's Class A shares were up 2.82% (excluding sales charges). By comparison, the fund's cash benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index, posted a total return of 0.57%.

The average return in Morningstar's multialternative fund category was up 4.04%. Meanwhile, the MSCI World Index, a broad representation of global developed equity markets and a point of reference for the fund, registered a 13.97% gain.

Which of the fund's underlying strategies were the most significant contributors to performance?

U.S. and European equity market allocations delivered positive returns, boosting the fund's performance. The United States, Europe, and other developed-market regions posted strong

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

"Renewed expectations that inflationary pressures... would tighten the global money supply and negatively affect a range of fixed-income assets rattled certain segments of the government bond markets."
corporate earnings, driving improved global economic growth overall. We closed the fund's European equity strategy prior to the period's close, preferring to maintain exposure to the region through the fund's European banks versus European equity relative value strategy instead.

Emerging-market opportunities, one of the fund's newest global themes, enjoyed a boost from the fund's Korean equity strategy, which posted gains for the period. The fund's U.S. real yields position also fared well, as U.S. Treasury Inflation-Protected Securities were lifted by rising inflation expectations in the United States.

A relative value strategy, U.S. equity banks versus consumer staples, was also among the fund's top contributors. We removed this strategy from the fund before the close of the period, after it performed well and in line with our expectations.

Which strategies detracted from the fund's performance for the period?

Near the period's close, the British pound rallied to one of its highest levels since the June 2016 referendum on the U.K.'s European Union (EU) membership. The pound's appreciation was driven by renewed hopes for a better Brexit deal, from the U.K. perspective, amid signs of reasonably

PORTFOLIO COMPOSITION AS OF 1/31/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

"Fiscal policy and the changing monetary policies of central banks will be important drivers of asset returns, especially as the pace of change in policies remains uncertain."
progressing negotiations with the EU. As a result, the fund's long U.S. dollar versus British pound detracted from performance.

The fund's long Japanese yen versus Korean won pair detracted from performance, as did the fund's Australian interest-rate exposure. These strategies are expected to fare relatively well in so-called risk-off environments, as diversifiers to the fund's riskier positions. However, both comparatively conservative strategies can be expected to struggle when investor sentiment favors more aggressive positioning, as was the case during this period.

The fund's emerging-market versus Brazilian equity relative value strategy detracted from performance. Despite the long-standing turmoil among the country's leadership ranks, Brazilian equities represented one of the best-performing markets for the period, posting double-digit percentage gains. Conditions remained broadly positive for emerging-market assets in general, but Brazilian stocks in particular fared even better.

Would you share a representative example or two of a strategy change you made within the fund during the period?

Near the end of the period, we added a new relative value pairing to the fund, an emerging-market versus U.K. equity strategy, which seeks to benefit from the broad-based economic recovery around much of the world. We expect equities in emerging markets to be more sensitive to global growth

COUNTRY COMPOSITION AS OF 1/31/18 (%)

United States	38.0
United Kingdom	8.9
France	7.6
Germany	5.5
Spain	4.9
Switzerland	4.5
Netherlands	4.2
Italy	3.7
Japan	3.6
Denmark	2.2
Other countries	16.9
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

than equities in the United Kingdom, as Brexit uncertainties continued to linger. Meanwhile, we closed the fund's long Indian rupee versus Korean won position to refine the aggregate balance of the fund's currency exposures.

How was the fund positioned at the end of the period?

As the period drew to a close, the fund's largest allocations to risk included its European equity banks versus European equity relative value pairing and its long U.S. equity strategy. Other equity strategies included those representing long exposure to the Japanese and Korean markets and a relative value position favoring U.S. equity large caps over small caps.

Our central thesis is for continued modest broad-based global growth, albeit with regional variations. Fiscal policy and the changing monetary policies of central banks will be important drivers of asset returns, especially as the pace of change in policies remains uncertain. The United States is moving to a tighter monetary environment, although on a gradual incline.

Improving data in Europe has reduced the European Central Bank's (ECB) appetite for monetary easing. However, the ECB will likely remain cautious in the near term given the elevated levels of uncertainty around the process of the United Kingdom's withdrawal from the EU. Japan, meanwhile, is likely to remain on a loose monetary path. Geopolitical tensions remain elevated and the island's asset prices appear relatively inexpensive.

We will seek to exploit the opportunities these conditions present by implementing a diversified range of strategies using multiple asset classes from regions around the world.

MANAGED BY

Guy Stern, CFA On the fund since 2011 Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JANUARY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	0.00	1.20	2.28	-2.33	6.16	14.83
Class C2	3.50	1.53	2.49	1.45	7.89	16.24
Class I3	5.64	2.57	3.49	2.99	13.55	23.39
Class R2[2,3]	5.18	2.04	2.94	2.73	10.64	19.44
Class R6[2,3]	5.74	2.68	3.55	2.99	14.13	23.79
Class NAV[3]	5.74	2.69	3.59	2.99	14.19	24.12
Index 1†	1.24	0.64	0.67	0.57	3.22	4.19
Index 2†	26.52	12.30	14.24	13.97	78.59	125.86

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross/Net (%)	1.65	2.35	1.33	1.74	1.24	1.22

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index; Index 2 is the MSCI World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	12-19-11	11,624	11,624	10,419	22,586
Class I3	12-19-11	12,339	12,339	10,419	22,586
Class R2[2,3]	12-19-11	11,944	11,944	10,419	22,586
Class R6[2,3]	12-19-11	12,379	12,379	10,419	22,586
Class NAV[3]	12-19-11	12,412	12,412	10,419	22,586

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-1-12; Class R2 and Class R6 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares except they do not include sales charges, and have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2017, with the same investment held until January 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2017	Ending value on 1-31-2018	Expenses paid during period ended 1-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,028.20	$8.38	1.64%
	Hypothetical example for comparison purposes	1,000.00	1,016.90	8.34	1.64%
Class C	Actual expenses/actual returns	1,000.00	1,024.50	11.94	2.34%
	Hypothetical example for comparison purposes	1,000.00	1,013.40	11.88	2.34%
Class I	Actual expenses/actual returns	1,000.00	1,029.90	6.86	1.34%
	Hypothetical example for comparison purposes	1,000.00	1,018.50	6.82	1.34%
Class R2	Actual expenses/actual returns	1,000.00	1,027.30	8.84	1.73%
	Hypothetical example for comparison purposes	1,000.00	1,016.50	8.79	1.73%
Class R6	Actual expenses/actual returns	1,000.00	1,029.90	6.34	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.31	1.24%
Class NAV	Actual expenses/actual returns	1,000.00	1,029.90	6.29	1.23%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.26	1.23%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       11

Fund’s investments
AS OF 1-31-18 (unaudited)
	Shares	Value
Common stocks 39.3%		$1,891,846,444
(Cost $1,599,810,342)
Australia 0.3%		13,777,883
Dexus	486,382	3,733,633

Goodman Group	368,884	2,407,186
Mirvac Group	1,340,063	2,381,221
Scentre Group	674,207	2,262,341
Stockland	359,257	1,225,365
The GPT Group	436,209	1,768,137
Belgium 0.6%		27,906,429
Anheuser-Busch InBev SA	42,604	4,825,338
KBC Group NV	150,065	14,428,247
Umicore SA	164,364	8,652,844
Bermuda 0.0%		1,588,400
Marvell Technology Group, Ltd.	68,084	1,588,400
Canada 0.2%		7,952,851
Alimentation Couche-Tard, Inc., Class B	30,075	1,573,436
Canadian Apartment Properties REIT	43,565	1,280,740
RioCan Real Estate Investment Trust	186,946	3,661,406
SmartCentres Real Estate Investment Trust	58,441	1,437,269
China 0.0%		725,156
Tianhe Chemicals Group, Ltd. (A)(B)(C)	4,848,409	725,156
Denmark 1.0%		50,064,010
A.P. Moller - Maersk A/S, Series B	3,753	6,699,931
Coloplast A/S, B Shares	81,447	7,240,799
Danske Bank A/S	528,171	21,447,385
Novo Nordisk A/S, B Shares	158,242	8,782,175
Pandora A/S	62,193	5,893,720
Finland 0.9%		42,748,551
Kesko OYJ, B Shares	127,654	7,445,466
Kone OYJ, Class B	162,533	9,304,333
Nokia OYJ	1,792,618	8,646,826
Sampo OYJ, A Shares	163,683	9,509,693
Stora Enso OYJ, R Shares	456,664	7,842,233
France 4.6%		220,741,847
AXA SA	479,262	15,761,800
BNP Paribas SA	654,687	54,073,411
Cie Generale des Etablissements Michelin	74,106	11,855,125
Credit Agricole SA	871,220	16,425,802
12	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Gecina SA	23,137	$4,520,973
Klepierre SA	248,465	11,351,665
Natixis SA	641,382	5,840,384
Orange SA	561,841	10,152,351
Societe Generale SA	676,154	39,296,656
Suez	655,873	9,776,863
Thales SA	60,054	6,731,711
TOTAL SA	354,478	20,552,733
Unibail-Rodamco SE	20,507	5,257,721
Vivendi SA	312,107	9,144,652
Germany 4.1%		198,640,132
Allianz SE	62,442	15,793,326
BASF SE	167,965	19,698,673
Bayer AG	118,720	15,556,848
Commerzbank AG (C)	1,438,649	23,739,318
Covestro AG (A)	51,252	5,901,720
Deutsche Bank AG	2,059,853	37,902,878
Deutsche Post AG	293,229	13,850,598
Deutsche Telekom AG	653,393	11,460,608
Deutsche Wohnen SE	84,808	3,834,667
E.ON SE	758,428	7,971,940
LEG Immobilien AG	21,929	2,474,829
Muenchener Rueckversicherungs-Gesellschaft AG	21,132	4,971,685
Siemens AG	122,410	18,582,462
thyssenkrupp AG	253,856	7,992,719
TUI AG	284,611	6,434,572
Vonovia SE	50,155	2,473,289
Hong Kong 0.3%		16,599,724
China Metal Recycling Holdings, Ltd. (B)(C)	1,799,400	0
CK Asset Holdings, Ltd.	599,572	5,705,289
Hang Lung Properties, Ltd.	419,204	1,104,933
Hongkong Land Holdings, Ltd.	189,449	1,364,289
Link REIT	381,001	3,372,022
New World Development Company, Ltd.	858,277	1,383,512
Sun Hung Kai Properties, Ltd.	212,257	3,669,679
Ireland 0.5%		22,597,265
Allegion PLC	23,341	2,009,894
CRH PLC	311,898	11,583,402
Ryanair Holdings PLC, ADR (C)	73,376	9,003,969
Italy 3.5%		169,508,917
Atlantia SpA	307,264	10,170,391
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	13

	Shares	Value
Italy (continued)
Banco BPM SpA (C)	2,848,632	$10,843,096
Enel SpA	2,476,279	15,742,790
Intesa Sanpaolo SpA	14,964,841	58,799,293
Mediobanca SpA	678,293	8,249,358
UniCredit SpA (C)	2,609,206	57,527,094
Unione di Banche Italiane SpA	1,577,525	8,176,895
Japan 0.5%		24,682,234
Hulic Company, Ltd.	145,834	1,854,061
Japan Hotel REIT Investment Corp.	1,076	798,265
Japan Retail Fund Investment Corp.	1,034	2,063,831
LaSalle Logiport REIT	783	844,680
Mitsubishi Estate Company, Ltd.	213,170	4,100,273
Mitsui Fudosan Company, Ltd.	186,756	4,918,376
Nippon Building Fund, Inc.	438	2,349,770
Nomura Real Estate Master Fund, Inc.	1,590	2,213,401
Orix JREIT, Inc.	829	1,278,885
Sumitomo Realty & Development Company, Ltd.	66,661	2,571,813
United Urban Investment Corp.	1,068	1,688,879
Jersey, Channel Islands 0.2%		7,993,336
Phoenix Group Holdings	736,424	7,993,336
Netherlands 2.3%		109,157,290
ABN AMRO Group NV (A)	329,946	11,168,105
ING Groep NV	2,976,621	58,447,123
Koninklijke KPN NV	2,802,279	9,819,960
Philips Lighting NV (A)	181,730	7,145,661
Royal Dutch Shell PLC, A Shares	585,726	20,534,782
Wereldhave NV	41,099	2,041,659
Portugal 0.1%		4,832,409
Galp Energia SGPS SA	252,974	4,832,409
Singapore 0.1%		4,780,413
CapitaLand Commercial Trust	1,838,691	2,618,969
City Developments, Ltd.	214,463	2,161,444
Spain 4.8%		229,851,848
Amadeus IT Group SA	58,540	4,538,568
Banco Bilbao Vizcaya Argentaria SA	5,271,397	49,470,007
Banco de Sabadell SA	3,824,502	9,090,164
Banco Santander SA	13,754,227	102,115,409
Bankia SA	1,605,251	8,125,892
Bankinter SA	1,493,723	17,174,431
CaixaBank SA	4,289,468	23,138,063
Hispania Activos Inmobiliarios SOCIMI SA	58,070	1,215,732
14	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain (continued)
Industria de Diseno Textil SA	197,992	$7,084,873
Inmobiliaria Colonial SA	191,805	2,142,618
Merlin Properties Socimi SA	325,992	4,693,810
Neinor Homes SA (A)(C)	46,275	1,062,281
Sweden 1.1%		52,552,194
Assa Abloy AB, B Shares	304,202	6,743,127
Castellum AB	72,098	1,243,166
Fabege AB	101,158	2,214,868
Hufvudstaden AB, A Shares	73,425	1,181,720
Nordea Bank AB	1,182,779	14,601,524
Securitas AB, B Shares	227,408	4,209,457
Swedbank AB, A Shares	589,043	15,064,483
Swedish Match AB	180,075	7,293,849
Switzerland 2.3%		109,778,974
Glencore PLC (C)	1,239,194	7,102,310
Nestle SA	336,422	29,060,794
Novartis AG	203,754	18,390,243
Partners Group Holding AG	14,657	11,389,303
Roche Holding AG	89,374	22,082,018
Zurich Insurance Group AG	66,133	21,754,306
United Kingdom 5.3%		256,606,357
Anglo American PLC	526,819	12,770,587
AstraZeneca PLC	96,103	6,670,821
Aviva PLC	750,448	5,474,837
Babcock International Group PLC	243,308	2,369,939
Barratt Developments PLC	604,730	5,023,379
Bellway PLC	94,177	4,439,672
BP PLC	3,182,057	22,702,037
British American Tobacco PLC	328,625	22,460,426
BT Group PLC	776,097	2,835,511
Delphi Technologies PLC (C)	29,205	1,612,992
Derwent London PLC	49,890	2,075,016
Direct Line Insurance Group PLC	1,104,167	5,788,940
Dixons Carphone PLC	1,157,935	3,219,454
DS Smith PLC	736,900	5,266,802
GlaxoSmithKline PLC	694,387	12,925,376
HSBC Holdings PLC	1,799,825	19,201,712
Imperial Brands PLC	229,694	9,452,700
Inchcape PLC	604,411	6,223,238
Johnson Matthey PLC	116,674	5,734,519
National Grid PLC	614,228	7,037,926
Prudential PLC	416,646	11,278,638
Reckitt Benckiser Group PLC	100,083	9,665,023
RELX PLC	400,454	8,861,993
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	15

	Shares	Value
United Kingdom (continued)
Rio Tinto PLC	230,136	$12,810,062
Segro PLC	863,815	7,143,929
Severn Trent PLC	182,326	5,066,748
TechnipFMC PLC	109,308	3,538,013
The British Land Company PLC	282,498	2,681,543
The Sage Group PLC	478,964	5,099,827
Unilever NV	222,636	12,851,103
Vodafone Group PLC	4,493,205	14,323,594
United States 6.6%		318,760,224
AbbVie, Inc.	25,409	2,851,398
Acuity Brands, Inc.	8,943	1,381,157
Adobe Systems, Inc. (C)	17,432	3,482,216
Alexandria Real Estate Equities, Inc.	74,919	9,716,994
Allergan PLC	11,135	2,007,195
Alphabet, Inc., Class A (C)	2,013	2,379,809
Alphabet, Inc., Class C (C)	5,603	6,555,174
Altria Group, Inc.	17,001	1,195,850
Amazon.com, Inc. (C)	2,766	4,013,162
American International Group, Inc.	55,567	3,551,843
American Tower Corp.	70,386	10,396,012
Anthem, Inc.	6,583	1,631,597
Apple, Inc.	37,223	6,232,247
AvalonBay Communities, Inc.	23,580	4,018,032
Bank of America Corp.	124,278	3,976,896
Boston Scientific Corp. (C)	138,427	3,870,419
Broadcom, Ltd.	15,549	3,856,589
Burlington Stores, Inc. (C)	8,400	1,022,364
Cavium, Inc. (C)	18,808	1,669,774
Celanese Corp., Series A	19,317	2,089,327
CenturyLink, Inc.	43,009	765,990
Chevron Corp.	30,425	3,813,774
Cisco Systems, Inc.	100,032	4,155,329
Citigroup, Inc.	44,304	3,476,978
CMS Energy Corp.	90,531	4,051,262
Comcast Corp., Class A	68,887	2,929,764
CSX Corp.	53,264	3,023,797
DCT Industrial Trust, Inc.	59,605	3,528,020
Devon Energy Corp.	51,834	2,144,373
Digital Realty Trust, Inc.	52,339	5,859,351
Dollar Tree, Inc. (C)	22,320	2,566,800
Douglas Emmett, Inc.	76,231	2,947,853
DowDuPont, Inc.	62,850	4,750,203
Duke Realty Corp.	107,873	2,848,926
Empire State Realty Trust, Inc., Class A	35,098	686,166
EOG Resources, Inc.	24,288	2,793,120
16	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Equinix, Inc.	11,689	$5,320,716
Equity LifeStyle Properties, Inc.	38,551	3,327,722
Essex Property Trust, Inc.	12,173	2,836,066
Evercore, Inc., Class A	10,840	1,089,962
Extra Space Storage, Inc.	35,915	2,998,184
Facebook, Inc., Class A (C)	29,609	5,533,626
Federal Realty Investment Trust	18,385	2,220,908
First Data Corp., Class A (C)	60,337	1,067,965
First Republic Bank	33,003	2,955,419
General Dynamics Corp.	11,461	2,549,843
Halliburton Company	46,448	2,494,258
Highwoods Properties, Inc.	58,455	2,798,825
Hilton Worldwide Holdings, Inc.	47,160	4,039,254
Host Hotels & Resorts, Inc.	182,459	3,787,849
Hudson Pacific Properties, Inc.	118,193	3,778,630
Intercontinental Exchange, Inc.	35,228	2,601,236
Invitation Homes, Inc.	152,890	3,438,496
Johnson & Johnson	39,179	5,414,146
JPMorgan Chase & Co.	21,627	2,501,595
Knight-Swift Transportation Holdings, Inc.	30,516	1,519,392
Marriott International, Inc., Class A	46,665	6,875,621
Mastercard, Inc., Class A	29,935	5,059,015
McDonald's Corp.	31,563	5,401,692
Microsoft Corp.	37,566	3,569,146
Mid-America Apartment Communities, Inc.	32,757	3,124,035
Mohawk Industries, Inc. (C)	8,319	2,338,138
Mondelez International, Inc., Class A	60,515	2,686,866
National Retail Properties, Inc.	58,269	2,312,114
NextEra Energy, Inc.	23,631	3,743,623
Norfolk Southern Corp.	12,994	1,960,535
Owens Corning	16,933	1,574,261
PepsiCo, Inc.	21,255	2,556,977
Pfizer, Inc.	102,157	3,783,895
Philip Morris International, Inc.	14,306	1,534,032
Prologis, Inc.	156,101	10,163,736
Public Storage	13,630	2,668,209
Raytheon Company	12,175	2,543,845
Realty Income Corp.	42,464	2,258,660
Regency Centers Corp.	56,211	3,536,234
Simon Property Group, Inc.	49,975	8,164,416
SL Green Realty Corp.	23,472	2,359,405
Steel Dynamics, Inc.	28,630	1,299,802
SunTrust Banks, Inc.	27,738	1,961,077
Taubman Centers, Inc.	19,295	1,189,537
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	17

	Shares	Value
United States (continued)
The Boeing Company	4,994	$1,769,724
The Charles Schwab Corp.	56,450	3,011,043
The Goldman Sachs Group, Inc.	13,907	3,725,546
The Goodyear Tire & Rubber Company	48,874	1,701,793
The Home Depot, Inc.	17,290	3,473,561
The Kraft Heinz Company	42,778	3,353,367
The TJX Companies, Inc.	19,280	1,548,570
Time Warner, Inc.	16,997	1,620,664
UnitedHealth Group, Inc.	21,424	5,072,775
Ventas, Inc.	74,663	4,178,888
Verizon Communications, Inc.	38,606	2,087,426
Vertex Pharmaceuticals, Inc. (C)	9,111	1,520,353
Vornado Realty Trust	67,039	4,805,356
Welltower, Inc.	127,652	7,655,290
Yum! Brands, Inc.	24,319	2,057,144

	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 11.4%					$550,073,974
(Cost $541,767,940)
United States 11.4%					550,073,974
U.S. Treasury
Treasury Inflation Protected Security	0.625	02-15-43		32,052,800	33,126,343
Treasury Inflation Protected Security	0.750	02-15-42		50,489,900	54,791,968
Treasury Inflation Protected Security	0.750	02-15-45		60,457,500	62,610,017
Treasury Inflation Protected Security	0.875	02-15-47		37,700,800	39,321,748
Treasury Inflation Protected Security	1.000	02-15-46		54,868,300	60,047,624
Treasury Inflation Protected Security	1.375	02-15-44		32,079,000	38,613,966
Treasury Inflation Protected Security	2.125	02-15-40		27,996,700	41,005,605
Treasury Inflation Protected Security	2.125	02-15-41		24,315,700	35,393,963
Treasury Inflation Protected Security (D)	2.500	01-15-29		24,645,300	33,843,196
Treasury Inflation Protected Security (D)	3.375	04-15-32		15,338,900	29,002,106
Treasury Inflation Protected Security (D)	3.625	04-15-28		9,837,400	19,409,850

Treasury Inflation Protected Security (D)	3.875	04-15-29		51,031,600	102,907,588
Foreign government obligations 7.4%					$355,014,413
(Cost $338,469,617)
Argentina 0.2%					10,535,205
Argentina POM Politica Monetaria Bond (E)	27.277	06-21-20	ARS	123,646,128	7,141,060

Provincia de Buenos Aires Bond (E)	25.361	05-31-22	ARS	62,226,000	3,394,145
Brazil 0.9%					41,727,512
Federative Republic of Brazil
18	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Brazil (continued)
Note	6.000	05-15-45	BRL	4,563,000	$4,975,794
Note	6.000	08-15-50	BRL	3,992,000	4,460,209
Note	10.000	01-01-23	BRL	90,587,000	29,502,759
Note	10.000	01-01-25	BRL	8,611,000	2,788,750
Colombia 0.6%					28,658,927
Republic of Colombia
Bond	7.000	05-04-22	COP	21,211,200,000	7,816,498
Bond	7.750	09-18-30	COP	19,358,000,000	7,443,110
Bond	10.000	07-24-24	COP	31,508,500,000	13,399,319
Czech Republic 0.6%					27,273,902
Czech Republic
Bond	0.450	10-25-23	CZK	351,770,000	16,445,113
Bond	1.000	06-26-26	CZK	64,100,000	2,977,774
Bond	2.400	09-17-25	CZK	151,730,000	7,851,015
Dominican Republic 0.1%					3,982,153
Government of Dominican Republic Bond (A)	11.250	02-05-27	DOP	173,600,000	3,982,153
Indonesia 1.1%					52,246,009
Republic of Indonesia
Bond	7.000	05-15-22	IDR	107,313,000,000	8,424,814
Bond	7.000	05-15-27	IDR	188,206,000,000	14,689,866
Bond	7.500	08-15-32	IDR	101,089,000,000	8,035,415
Bond	8.250	07-15-21	IDR	39,994,000,000	3,239,515
Bond	8.250	05-15-36	IDR	114,621,000,000	9,762,480
Bond	8.375	09-15-26	IDR	94,649,000,000	8,093,919
Malaysia 0.7%					32,619,854
Government of Malaysia
Bond	3.492	03-31-20	MYR	13,485,000	3,468,272
Bond	3.580	09-28-18	MYR	24,463,000	6,289,603
Bond	3.654	10-31-19	MYR	16,825,000	4,342,583
Bond	3.759	03-15-19	MYR	7,273,000	1,873,589
Bond	4.059	09-30-24	MYR	22,395,000	5,781,705
Bond	4.160	07-15-21	MYR	13,026,000	3,409,144
Bond	4.181	07-15-24	MYR	11,972,000	3,118,338
Bond	4.378	11-29-19	MYR	16,591,000	4,336,620
Mexico 0.9%					45,163,636
Government of Mexico
Bond	5.000	12-11-19	MXN	292,951,400	15,050,399
Bond	6.500	06-09-22	MXN	284,077,700	14,688,382
Bond	7.500	06-03-27	MXN	114,442,700	6,094,715
Bond	8.000	11-07-47	MXN	129,910,600	7,123,750
Bond	10.000	12-05-24	MXN	36,266,700	2,206,390
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	19

	Rate (%)	Maturity date		Par value^	Value
Peru 0.1%					$8,006,942
Republic of Peru Bond	8.200	08-12-26	PEN	20,302,000	8,006,942
Poland 0.8%					38,274,635
Republic of Poland
Bond	1.500	04-25-20	PLN	44,131,000	13,113,585
Bond	3.250	07-25-19	PLN	21,907,000	6,704,423
Bond	5.250	10-25-20	PLN	46,837,000	15,215,935
Bond	5.500	10-25-19	PLN	10,171,000	3,240,692
South Africa 0.7%					34,062,365
Republic of South Africa
Bond	7.750	02-28-23	ZAR	126,829,000	10,714,191
Bond	8.000	01-31-30	ZAR	79,671,000	6,257,088
Bond	8.250	03-31-32	ZAR	52,307,000	4,095,725
Bond	8.750	02-28-48	ZAR	114,332,000	8,892,730
Bond	9.000	01-31-40	ZAR	51,337,000	4,102,631
Thailand 0.6%					27,703,602
Kingdom of Thailand
Bond	1.250	03-12-28	THB	534,666,000	17,242,561
Bond	3.650	12-17-21	THB	120,007,000	4,116,133
Bond	3.875	06-13-19	THB	192,114,000	6,344,908
Uruguay 0.1%					4,759,671
Republic of Uruguay
Bond	4.375	12-15-28	UYU	28,375,000	1,821,295

Bond (A)	9.875	06-20-22	UYU	80,465,000	2,938,376
Corporate bonds 13.4%					$644,205,238
(Cost $607,469,709)
Australia 0.2%					10,133,381
APT Pipelines, Ltd.	1.375	03-22-22	EUR	260,000	331,585

APT Pipelines, Ltd.	2.000	03-22-27	EUR	700,000	888,101
Australia Pacific Airports Melbourne Pty, Ltd.	1.750	10-15-24	EUR	400,000	518,249
BHP Billiton Finance USA, Ltd.	5.000	09-30-43		982,000	1,188,089
BHP Billiton Finance, Ltd. (6.500% to 10-22-22, then 5 Year British Pound Swap Rate + 4.817%)	6.500	10-22-77	GBP	710,000	1,186,425
CNOOC Curtis Funding No 1 Pty, Ltd.	2.750	10-03-20	EUR	650,000	856,839
Commonwealth Bank of Australia (1.936% to 10-3-24, then 5 Year Euro Swap Rate + 1.450%)	1.936	10-03-29	EUR	900,000	1,131,179
FMG Resources August 2006 Pty, Ltd. (A)	4.750	05-15-22		1,023,000	1,038,345
National Australia Bank, Ltd. (2.000% to 11-12-19, then 5 Year Euro Swap Rate + 1.650%)	2.000	11-12-24	EUR	964,000	1,229,707
Rio Tinto Finance USA, Ltd.	5.200	11-02-40		205,000	246,795
Scentre Group Trust 1	1.375	03-22-23	EUR	400,000	512,783
20	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value

Scentre Group Trust 1	1.500	07-16-20	EUR	500,000	$638,963
Scentre Group Trust 2	3.250	09-11-23	EUR	260,000	366,321
Austria 0.0%					384,655
UniCredit Bank Austria AG	2.500	05-27-19	EUR	300,000	384,655
Belgium 0.2%					7,183,149
Anheuser-Busch InBev SA	0.875	03-17-22	EUR	500,000	632,058
Anheuser-Busch InBev SA	1.150	01-22-27	EUR	500,000	610,320
Anheuser-Busch InBev SA	1.500	03-17-25	EUR	1,100,000	1,409,544
Anheuser-Busch InBev SA	2.000	03-17-28	EUR	2,100,000	2,731,132
Anheuser-Busch InBev SA	2.750	03-17-36	EUR	400,000	535,117
Belfius Bank SA	2.250	09-26-18	EUR	600,000	757,002
KBC Group NV	1.000	04-26-21	EUR	400,000	507,976
Brazil 0.0%					390,156
Petrobras Global Finance BV	6.125	01-17-22		366,000	390,156
Canada 0.4%					19,647,992
Air Canada 2013-1 Class B Pass Through Trust (A)	5.375	05-15-21		501,514	524,709
Alimentation Couche-Tard, Inc. (A)	4.500	07-26-47		422,000	429,170
Burlington Resources Finance Company	7.200	08-15-31		161,000	214,637
Clearwater Seafoods, Inc. (A)	6.875	05-01-25		1,297,000	1,322,940
Enbridge, Inc.	5.500	12-01-46		295,000	352,274
First Quantum Minerals, Ltd. (A)	7.000	02-15-21		340,000	351,900
First Quantum Minerals, Ltd. (A)	7.250	05-15-22		496,000	514,600
First Quantum Minerals, Ltd. (A)	7.250	04-01-23		761,000	805,709
First Quantum Minerals, Ltd. (A)	7.500	04-01-25		1,365,000	1,462,325
Great-West Lifeco, Inc.	2.500	04-18-23	EUR	1,060,000	1,434,949
Mattamy Group Corp. (A)	6.875	12-15-23		1,898,000	2,007,135
Mercer International, Inc. (A)	5.500	01-15-26		298,000	301,725
Mercer International, Inc.	6.500	02-01-24		468,000	497,250
Mercer International, Inc.	7.750	12-01-22		357,000	380,002
NOVA Chemicals Corp. (A)	4.875	06-01-24		726,000	730,538
NOVA Chemicals Corp. (A)	5.250	08-01-23		1,691,000	1,738,179
Open Text Corp. (A)	5.625	01-15-23		885,000	919,294
Open Text Corp. (A)	5.875	06-01-26		709,000	746,223
Rogers Communications, Inc.	5.000	03-15-44		1,058,000	1,190,443
Rogers Communications, Inc.	5.450	10-01-43		502,000	596,063
Royal Bank of Canada	4.650	01-27-26		488,000	517,749
Teck Resources, Ltd.	3.750	02-01-23		490,000	491,225
Teck Resources, Ltd.	4.750	01-15-22		500,000	517,500
Total Capital Canada, Ltd.	1.125	03-18-22	EUR	300,000	384,270
TransCanada PipeLines, Ltd.	6.100	06-01-40		70,000	91,366
TransCanada PipeLines, Ltd.	7.625	01-15-39		755,000	1,125,817
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Cayman Islands 0.1%					$6,785,440
China Overseas Land International Cayman, Ltd.	1.750	07-15-19	EUR	640,000	809,685
CK Hutchison Finance 16, Ltd.	1.250	04-06-23	EUR	353,000	446,435
IPIC GMTN, Ltd.	2.375	05-30-18	EUR	100,000	124,977
IPIC GMTN, Ltd.	5.875	03-14-21	EUR	830,000	1,203,264
Park Aerospace Holdings, Ltd. (A)	5.250	08-15-22		650,000	641,063
Park Aerospace Holdings, Ltd. (A)	5.500	02-15-24		1,655,000	1,637,416
Shelf Drilling Holdings, Ltd. (A)	8.250	02-15-25		1,028,000	1,028,000
Tecnoglass, Inc. (A)	8.200	01-31-22		840,000	894,600
Denmark 0.1%					5,544,602
Danske Bank A/S (3.875% to 10-4-18, then 5 Year Euro Swap Rate + 2.625%)	3.875	10-04-23	EUR	200,000	254,512
Nykredit Realkredit A/S (2.750% to 11-17-22, then 5 Year Euro Swap Rate + 2.200%)	2.750	11-17-27	EUR	450,000	599,564
Nykredit Realkredit A/S (4.000% to 6-3-21, then 5 Year Euro Swap Rate + 2.850%)	4.000	06-03-36	EUR	400,000	544,529
Nykredit Realkredit A/S (6.250% to 10-26-20, then 5 Year Euro Swap Rate + 5.989%) (F)	6.250	10-26-20	EUR	800,000	1,100,765
Orsted A/S (2.250% to 11-24-24, then 5 Year Euro Swap Rate + 1.899%)	2.250	12-31-99	EUR	400,000	504,405
Orsted A/S	4.875	01-12-32	GBP	181,000	318,303
Orsted A/S (4.875% to 7-8-18, then 5 Year Euro Swap Rate + 3.800%)	4.875	07-08-99	EUR	1,350,000	1,709,038
Orsted A/S (6.250% to 6-26-23, then 5 Year Euro Swap Rate + 4.750%)	6.250	06-26-99	EUR	336,000	513,486
France 0.8%					38,555,513
Aeroports de Paris	1.500	07-24-23	EUR	200,000	259,812
Aeroports de Paris	1.500	04-07-25	EUR	300,000	387,168
Air Liquide Finance SA	0.750	06-13-24	EUR	800,000	997,881
APRR SA	1.125	01-15-21	EUR	500,000	636,736
APRR SA	1.125	01-09-26	EUR	1,200,000	1,495,991
APRR SA	1.875	01-15-25	EUR	600,000	789,762
Autoroutes du Sud de la France SA	2.950	01-17-24	EUR	100,000	139,872
Autoroutes du Sud de la France SA	7.375	03-20-19	EUR	450,000	605,662
Banque Federative du Credit Mutuel SA	0.250	06-14-19	EUR	300,000	374,626
Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR	300,000	420,900
BNP Paribas SA	0.750	11-11-22	EUR	300,000	376,523
BNP Paribas SA	2.250	01-13-21	EUR	400,000	527,398
BNP Paribas SA	2.250	01-11-27	EUR	400,000	516,400
BNP Paribas SA (2.875% to 3-20-21, then 5 Year Euro Swap Rate + 1.650%)	2.875	03-20-26	EUR	100,000	132,704
BPCE SA	0.625	04-20-20	EUR	300,000	377,377
BPCE SA	4.625	07-18-23	EUR	100,000	147,593
22	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
France (continued)
Carrefour SA	0.750	04-26-24	EUR	450,000	$550,609
Cie Financiere et Industrielle des Autoroutes SA	5.000	05-24-21	EUR	100,000	143,603
Coentreprise de Transport d'electricite SA	1.500	07-29-28	EUR	800,000	990,113
Coentreprise de Transport d'electricite SA	2.125	07-29-32	EUR	200,000	254,317
Credit Agricole SA	1.250	04-14-26	EUR	400,000	502,014
Credit Agricole SA (6.500% to 6-23-21, then 5 Year Euro Swap Rate + 5.120%) (F)	6.500	06-23-21	EUR	400,000	569,339
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(F)	7.875	01-23-24		680,000	772,243
Electricite de France SA (A)	3.625	10-13-25		506,000	510,891
Electricite de France SA (4.125% to 1-22-22, then 8 Year Euro Swap Rate + 2.441%) (F)	4.125	01-22-22	EUR	900,000	1,201,207
Electricite de France SA (4.250% to 1-29-20, then 7 Year Euro Swap Rate + 3.021%) (F)	4.250	01-29-20	EUR	100,000	132,071
Electricite de France SA	4.625	04-26-30	EUR	450,000	717,322
Electricite de France SA	5.625	02-21-33	EUR	390,000	693,675
Electricite de France SA	6.125	06-02-34	GBP	250,000	484,605
Eutelsat SA	5.000	01-14-19	EUR	100,000	130,110
Holding d'Infrastructures de Transport SAS	2.250	03-24-25	EUR	400,000	534,149
Infra Park SAS	2.125	04-16-25	EUR	200,000	263,969
La Banque Postale SA (2.750% to 4-23-21, then 5 Year Euro Swap Rate + 1.520%)	2.750	04-23-26	EUR	600,000	789,993
La Banque Postale SA (2.750% to 11-19-22, then 5 Year Euro Swap Rate + 2.250%)	2.750	11-19-27	EUR	200,000	266,475
La Financiere Atalian SAS	4.000	05-15-24	EUR	500,000	654,183
Mercialys SA	1.787	03-31-23	EUR	200,000	257,686
Orange SA (5.000% to 10-1-26, then 5 Year Euro Swap Rate + 3.990%) (F)	5.000	10-01-26	EUR	550,000	808,331
Orange SA	9.000	03-01-31		1,228,000	1,837,189
RCI Banque SA	0.625	11-10-21	EUR	1,200,000	1,499,444
RCI Banque SA	1.375	11-17-20	EUR	100,000	128,261
RCI Banque SA	1.625	04-11-25	EUR	600,000	765,472
RTE Reseau de Transport d'Electricite SA	1.000	10-19-26	EUR	1,300,000	1,588,392
RTE Reseau de Transport d'Electricite SA	1.625	11-27-25	EUR	500,000	645,926
Sanofi	2.500	11-14-23	EUR	400,000	549,024
SFR Group SA	5.375	05-15-22	EUR	200,000	253,776
SFR Group SA (A)	6.000	05-15-22		838,000	819,648
Societe Fonciere Lyonnaise SA	1.875	11-26-21	EUR	200,000	260,173
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
France (continued)
Societe Generale Sa	1.375	01-13-28	EUR	1,000,000	$1,210,072
Societe Generale SA (2.500% to 9-16-21, then 5 Year Euro Swap Rate + 1.830%)	2.500	09-16-26	EUR	500,000	656,642
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (F)	6.750	04-07-21	EUR	560,000	791,741
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (F)	8.250	11-29-18		350,000	364,286
Societe Generale SA (9.375% to 9-4-19, then 3 month EURIBOR + 8.901%) (F)	9.375	09-04-19	EUR	200,000	283,564
SPCM SA	2.875	06-15-23	EUR	1,200,000	1,518,315
SPCM SA (A)	4.875	09-15-25		750,000	751,875
Suez	1.750	09-10-25	EUR	200,000	260,995
Total Capital International SA	0.250	07-12-23	EUR	200,000	244,725
TOTAL SA (2.250% to 2-26-21, then 5 Year Euro Swap Rate + 1.861%) (F)	2.250	02-26-21	EUR	1,200,000	1,557,093
Transport et Infrastructures Gaz France SA	2.200	08-05-25	EUR	700,000	926,771
Transport et Infrastructures Gaz France SA	4.339	07-07-21	EUR	500,000	701,786
Unibail-Rodamco SE	1.375	03-09-26	EUR	500,000	632,968
Veolia Environnement SA	1.496	11-30-26	EUR	700,000	894,065
Germany 0.8%					36,634,163
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (F)	7.625	04-30-20	EUR	1,000,000	1,365,425
Aareal Bank AG (4.250% to 3-18-21, then 5 Year Euro Swap Rate + 2.900%)	4.250	03-18-26	EUR	650,000	890,536
Adler Pelzer Holding GmbH	4.125	04-01-24	EUR	515,000	669,387
Allianz SE (3.375% to 9-18-24, then 10 Year EURIBOR Swap Rate + 3.200%) (F)	3.375	09-18-24	EUR	300,000	408,886
Allianz SE (4.750% to 10-24-23, then 3 month EURIBOR + 3.600%) (F)	4.750	10-24-23	EUR	700,000	1,020,132
Allianz SE (5.625% to 10-17-22, then 3 month EURIBOR + 5.000%)	5.625	10-17-42	EUR	200,000	300,699
Bundesrepublik Deutschland Bundesanleihe	0.500	08-15-27	EUR	820,000	1,004,443
Commerzbank AG	4.000	03-23-26	EUR	175,000	249,940
Commerzbank AG	7.750	03-16-21	EUR	200,000	302,583
Daimler AG	1.400	01-12-24	EUR	900,000	1,160,136
Deutsche Bank AG	1.250	09-08-21	EUR	600,000	761,573
Deutsche Post AG	1.000	12-13-27	EUR	1,000,000	1,209,865
Deutsche Telekom International Finance BV	1.500	04-03-28	EUR	950,000	1,182,650
24	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Germany (continued)
Deutsche Telekom International Finance BV (A)	4.875	03-06-42		304,000	$338,747
Deutsche Telekom International Finance BV	8.750	06-15-30		227,000	332,374
E.ON SE	1.625	05-22-29	EUR	600,000	745,390
IHO Verwaltungs GmbH (2.750% Cash or 3.500% PIK)	2.750	09-15-21	EUR	900,000	1,144,779
IHO Verwaltungs GmbH (3.250% Cash or 4.000% PIK)	3.250	09-15-23	EUR	650,000	842,207
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)	3.750	09-15-26	EUR	250,000	334,353
KFW	0.125	01-15-24	EUR	957,000	1,170,726
KFW	0.125	10-04-24	EUR	1,050,000	1,272,988
KFW	0.625	02-22-27	EUR	4,097,000	5,012,136
Nidda Healthcare Holding AG	3.500	09-30-24	EUR	790,000	987,859
RWE AG (7.000% to 3-20-19, then 5 Year British Pound Swap Rate + 5.100%) (F)	7.000	03-20-19	GBP	600,000	895,570
Unitymedia Hessen GmbH & Company KG	3.500	01-15-27	EUR	150,000	193,481
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	1,750,000	2,294,385
Unitymedia Hessen GmbH & Company KG	6.250	01-15-29	EUR	200,000	278,791
Volkswagen International Finance NV	0.500	03-30-21	EUR	500,000	624,368
Volkswagen International Finance NV	1.875	03-30-27	EUR	900,000	1,139,208
Volkswagen International Finance NV (2.700% to 12-14-22, then 5 Year Euro Swap Rate + 2.540%) (F)	2.700	12-14-22	EUR	600,000	772,207
Volkswagen International Finance NV	3.250	01-21-19	EUR	200,000	256,308
Volkswagen International Finance NV (3.750% to 3-24-21, then 7 Year Euro Swap Rate + 2.534%) (F)	3.750	03-24-21	EUR	550,000	735,641
Volkswagen International Finance NV (3.875% to 6-14-27, then 10 Year Euro Swap Rate + 3.370%) (F)	3.875	06-14-27	EUR	800,000	1,049,116
Volkswagen International Finance NV (4.625% to 3-24-26, then 12 Year Euro Swap Rate + 2.967%) (F)	4.625	03-24-26	EUR	1,500,000	2,110,772
Volkswagen Leasing GmbH	2.625	01-15-24	EUR	464,000	627,799
Volkswagen Leasing GmbH	3.250	05-10-18	EUR	200,000	250,639
Vonovia Finance BV	2.250	12-15-23	EUR	600,000	800,346
Vonovia Finance BV	3.125	07-25-19	EUR	200,000	260,230
Vonovia Finance BV (4.000% to 12-17-21, then 5 Year Euro Swap Rate + 3.390%) (F)	4.000	12-17-21	EUR	1,200,000	1,637,488
Hong Kong 0.0%					1,344,028
Hutchison Whampoa Finance 14, Ltd.	1.375	10-31-21	EUR	1,047,000	1,344,028
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	25

	Rate (%)	Maturity date		Par value^	Value
Ireland 0.3%					$15,254,598
AerCap Ireland Capital, Ltd.	4.250	07-01-20		1,440,000	1,482,053
Ardagh Packaging Finance PLC	2.750	03-15-24	EUR	1,230,000	1,585,685
Ardagh Packaging Finance PLC (A)	4.250	09-15-22		200,000	201,154
Ardagh Packaging Finance PLC (A)	4.625	05-15-23		200,000	202,000
Ardagh Packaging Finance PLC (A)	7.250	05-15-24		208,000	223,538
Cloverie PLC	1.750	09-16-24	EUR	400,000	522,543
ESB Finance DAC	2.125	06-08-27	EUR	200,000	264,201
ESB Finance DAC	3.494	01-12-24	EUR	1,172,000	1,671,673
FCA Bank SpA	2.000	10-23-19	EUR	1,400,000	1,797,466
FCA Bank SpA	2.625	04-17-19	EUR	330,000	422,813
Fly Leasing, Ltd.	5.250	10-15-24		878,000	882,390
Fly Leasing, Ltd.	6.375	10-15-21		558,000	581,715
GE Capital European Funding Unlimited Company	0.800	01-21-22	EUR	773,000	971,142
GE Capital European Funding Unlimited Company	4.625	02-22-27	EUR	200,000	314,723
GE Capital International Funding Company Unlimited Company	4.418	11-15-35		910,000	939,313
James Hardie International Finance DAC (A)	4.750	01-15-25		921,000	932,586
James Hardie International Finance DAC (A)	5.000	01-15-28		408,000	412,080
Smurfit Kappa Acquisitions Unlimited Company	4.125	01-30-20	EUR	615,000	821,710
Smurfit Kappa Acquisitions Unlimited Company	5.125	09-15-18	EUR	370,000	467,555
Willow No. 2 Ireland PLC for Zurich Insurance Company, Ltd.	3.375	06-27-22	EUR	400,000	558,258
Israel 0.0%					303,931
Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR	240,000	303,931
Italy 0.2%					8,451,990
Atlantia SpA	1.875	07-13-27	EUR	500,000	626,633
Intesa Sanpaolo SpA	1.125	03-04-22	EUR	200,000	253,455
Intesa Sanpaolo SpA	3.000	01-28-19	EUR	500,000	639,968
Intesa Sanpaolo SpA	4.375	10-15-19	EUR	600,000	800,371
Intesa Sanpaolo SpA (7.000% to 1-19-21, then 5 Year Euro Swap Rate + 6.884%) (F)	7.000	01-19-21	EUR	1,050,000	1,459,693
Telecom Italia SpA (A)	5.303	05-30-24		1,421,000	1,500,931
UniCredit SpA (4.375% to 1-3-22, then 5 Year Euro Swap Rate + 4.316%)	4.375	01-03-27	EUR	300,000	410,885
UniCredit SpA	5.650	07-24-18	EUR	300,000	382,786
UniCredit SpA	5.650	08-24-18	EUR	300,000	384,343
UniCredit SpA	6.950	10-31-22	EUR	1,090,000	1,681,413
Wind Tre SpA	2.625	01-20-23	EUR	270,000	311,512
26	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Jamaica 0.0%					$620,810
Digicel, Ltd.	6.000	04-15-21		412,000	407,880
Digicel, Ltd. (A)	6.750	03-01-23		214,000	212,930
Japan 0.1%					2,241,805
Mitsubishi UFJ Financial Group, Inc.	0.680	01-26-23	EUR	600,000	742,735
Sumitomo Mitsui Banking Corp.	1.000	01-19-22	EUR	600,000	760,082
Sumitomo Mitsui Financial Group, Inc.	0.934	10-11-24	EUR	600,000	738,988
Jersey, Channel Islands 0.1%					3,350,282
AA Bond Company, Ltd.	2.875	07-31-43	GBP	1,055,000	1,504,272
CPUK Finance, Ltd.	4.250	02-28-47	GBP	700,000	1,014,736
Kennedy Wilson Europe Real Estate PLC	3.950	06-30-22	GBP	560,000	831,274
Luxembourg 0.3%					14,785,245
Allergan Funding SCS	4.750	03-15-45		235,000	248,026
Altice Financing SA	5.250	02-15-23	EUR	450,000	578,227
Altice Finco SA (A)	8.125	01-15-24		325,000	334,750
Altice Luxembourg SA	7.250	05-15-22	EUR	790,000	961,214
Altice Luxembourg SA (A)	7.750	05-15-22		1,170,000	1,123,200
ArcelorMittal	6.125	06-01-25		1,362,000	1,549,275
Arena Luxembourg Finance Sarl	2.875	11-01-24	EUR	525,000	669,632
Cabot Financial Luxembourg SA	6.500	04-01-21	GBP	100,000	143,896
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	250,000	368,273
Dufry Finance SCA	4.500	08-01-23	EUR	375,000	488,900
eDreams ODIGEO SA	8.500	08-01-21	EUR	683,908	907,581
Garfunkelux Holdco 3 SA	8.500	11-01-22	GBP	425,000	628,479
GELF Bond Issuer I SA	1.750	11-22-21	EUR	950,000	1,226,004
Intralot Capital Luxembourg SA	5.250	09-15-24	EUR	800,000	1,009,458
Prologis International Funding II SA	2.750	10-23-18	EUR	100,000	126,624
Prologis International Funding II SA	2.875	04-04-22	EUR	600,000	812,472
SELP Finance Sarl	1.250	10-25-23	EUR	500,000	620,399
SELP Finance Sarl	1.500	11-20-25	EUR	600,000	735,904
Simon International Finance SCA	1.375	11-18-22	EUR	400,000	514,536
Telecom Italia Finance SA	7.750	01-24-33	EUR	900,000	1,738,395
Mexico 0.3%					12,028,405
America Movil SAB de CV	3.000	07-12-21	EUR	860,000	1,165,877
America Movil SAB de CV	4.125	10-25-19	EUR	100,000	133,057
America Movil SAB de CV	4.750	06-28-22	EUR	200,000	294,835
America Movil SAB de CV (5.125% to 9-6-18, then 5 Year Euro Swap Rate + 3.850%)	5.125	09-06-73	EUR	500,000	638,129
America Movil SAB de CV (6.375% to 9-6-23, then 5 Year Euro Swap Rate + 4.550%)	6.375	09-06-73	EUR	120,000	183,059
Axtel SAB de CV (A)	6.375	11-14-24		1,070,000	1,110,125
Cemex SAB de CV (A)	5.700	01-11-25		270,000	284,432
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	27

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Cemex SAB de CV (A)	7.750	04-16-26		1,267,000	$1,434,878
Mexichem SAB de CV (A)	5.875	09-17-44		581,000	595,525
Nemak SAB de CV (A)	5.500	02-28-23		1,122,000	1,150,050
Petroleos Mexicanos	3.125	11-27-20	EUR	800,000	1,061,700
Petroleos Mexicanos	3.750	03-15-19	EUR	100,000	128,885
Petroleos Mexicanos	7.190	09-12-24	MXN	80,000,000	3,847,853
Netherlands 0.6%					30,541,317
ABN AMRO Bank NV (2.875% to 1-18-23, then 5 Year Euro Swap Rate + 2.450%)	2.875	01-18-28	EUR	300,000	405,688
Alliander NV (3.250% to 11-27-18, then 5 Year Euro Swap Rate + 2.295%) (F)	3.250	11-27-18	EUR	400,000	510,059
Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR	905,000	1,159,616
BMW Finance NV	0.750	04-15-24	EUR	1,466,000	1,819,594
BMW Finance NV	0.875	04-03-25	EUR	800,000	991,191
CBR Fashion Finance BV	5.125	10-01-22	EUR	800,000	933,619
Cooperatieve Rabobank UA (2.500% to 5-26-21, then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR	1,230,000	1,615,090
Cooperatieve Rabobank UA	4.375	08-04-25		713,000	740,842
Delta Lloyd Levensverzekering NV (9.000% to 8-29-22, then 3 month EURIBOR + 8.120%)	9.000	08-29-42	EUR	200,000	334,630
Dufry One BV	2.500	10-15-24	EUR	400,000	506,803
E.ON International Finance BV	6.750	01-27-39	GBP	200,000	443,742
ELM BV (2.600% to 9-1-25, then 6 month EURIBOR + 3.050%) (F)	2.600	09-01-25	EUR	800,000	1,036,679
Enel Finance International NV (A)	6.800	09-15-37		582,000	766,398
Iberdrola International BV (1.875% to 5-22-23, then 5 Year Euro Swap Rate + 1.592%) (F)	1.875	05-22-23	EUR	900,000	1,122,989
ING Bank NV (4.125% to 11-21-18, then 5 Year U.S. ISDAFIX + 2.700%)	4.125	11-21-23		385,000	388,390
ING Groep NV (1.625% to 9-26-24, then 5 Year Euro Swap Rate + 1.250%)	1.625	09-26-29	EUR	300,000	373,248
Innogy Finance BV	1.250	10-19-27	EUR	500,000	610,549
InterXion Holding NV	6.000	07-15-20	EUR	1,000,000	1,277,550
JAB Holdings BV	1.250	05-22-24	EUR	300,000	375,597
JAB Holdings BV	1.500	11-24-21	EUR	100,000	129,320
JAB Holdings BV	1.625	04-30-25	EUR	300,000	381,918
JAB Holdings BV	1.750	05-25-23	EUR	200,000	259,837
JAB Holdings BV	2.125	09-16-22	EUR	500,000	661,849
Marfrig Holdings Europe BV (A)	8.000	06-08-23		2,197,000	2,298,062
Mylan NV	5.250	06-15-46		533,000	573,880
28	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Netherlands (continued)
NN Group NV (4.375% to 6-13-24, then 3 month EURIBOR + 3.900%) (F)	4.375	06-13-24	EUR	330,000	$459,285
NN Group NV (4.500% to 1-15-26, then 3 month EURIBOR + 4.000%) (F)	4.500	01-15-26	EUR	420,000	589,986
Opel Finance International BV	0.850	02-23-18	EUR	500,000	621,141
RELX Finance BV	0.375	03-22-21	EUR	400,000	497,945
RELX Finance BV	1.000	03-22-24	EUR	400,000	500,281
Roche Finance Europe BV	0.875	02-25-25	EUR	400,000	503,438
Shell International Finance BV	0.375	02-15-25	EUR	600,000	723,798
Shell International Finance BV	4.125	05-11-35		1,803,000	1,933,600
Siemens Financieringsmaatschappij NV (A)	3.250	05-27-25		348,000	346,544
Siemens Financieringsmaatschappij NV (A)	6.125	08-17-26		195,000	234,151
Teva Pharmaceutical Finance Netherlands II BV	0.375	07-25-20	EUR	350,000	418,740
Teva Pharmaceutical Finance Netherlands II BV	1.125	10-15-24	EUR	571,000	611,984
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	500,000	569,247
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26		1,840,000	1,533,890
WPC Eurobond BV	2.250	07-19-24	EUR	400,000	517,990
Ziggo Bond Company BV	7.125	05-15-24	EUR	560,000	762,157
Norway 0.1%					3,373,298
DNB Bank ASA (3.000% to 9-26-18, then 5 Year Euro Swap Rate + 1.770%)	3.000	09-26-23	EUR	640,000	809,287
DNB Bank ASA	4.375	02-24-21	EUR	410,000	575,113
Nassa Topco AS	2.875	04-06-24	EUR	760,000	955,489
Silk Bidco AS	7.500	02-01-22	EUR	800,000	1,028,010
Statkraft AS	2.500	11-28-22	EUR	4,000	5,399
Spain 0.1%					7,006,030
Banco Bilbao Vizcaya Argentaria SA	0.625	01-17-22	EUR	400,000	499,773
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) (F)	6.750	02-18-20	EUR	200,000	270,039
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (F)	7.000	02-19-19	EUR	600,000	783,112
Banco Santander SA	1.375	02-09-22	EUR	600,000	767,107
Bankinter SA (2.500% to 4-6-22, then 5 Year Euro Swap Rate + 2.400%)	2.500	04-06-27	EUR	400,000	516,789
CaixaBank SA	0.750	04-18-23	EUR	600,000	741,195
CaixaBank SA (5.000% to 11-14-18, then 5 Year Euro Swap Rate + 3.950%)	5.000	11-14-23	EUR	300,000	386,100
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	29

	Rate (%)	Maturity date		Par value^	Value
Spain (continued)
Santander Consumer Finance SA	0.750	04-03-19	EUR	300,000	$376,301
Telefonica Emisiones SAU	4.710	01-20-20	EUR	400,000	542,371
Telefonica Europe BV (5.000% to 3-31-20, then 6 Year Euro Swap Rate + 3.804%) (F)	5.000	03-31-20	EUR	500,000	674,020
Telefonica Europe BV	5.875	02-14-33	EUR	130,000	241,706
Telefonica Europe BV	8.250	09-15-30		868,000	1,207,517
Sweden 0.1%					3,039,704
Akelius Residential Property AB	3.375	09-23-20	EUR	700,000	936,767
Essity AB	0.625	03-28-22	EUR	500,000	623,968
Essity AB	1.125	03-27-24	EUR	300,000	375,904
Nordea Bank AB (1.000% to 9-7-21, then 5 Year Euro Swap Rate + 1.250%)	1.000	09-07-26	EUR	600,000	749,765
Svenska Handelsbanken AB (2.656% to 1-15-19, then 5 Year Euro Swap Rate + 1.430%)	2.656	01-15-24	EUR	278,000	353,300
Switzerland 0.2%					10,266,235
Credit Suisse AG	1.125	09-15-20	EUR	500,000	637,169
Credit Suisse Group AG (7.125% to 7-29-22, then 5 Year U.S. Swap Rate + 5.108%) (F)	7.125	07-29-22		550,000	598,813
Novartis Finance SA	0.125	09-20-23	EUR	600,000	728,944
UBS AG	0.500	05-15-18	EUR	600,000	746,573
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	1,950,000	2,691,094
UBS Group AG (7.125% to 8-10-21, then 5 Year U.S. Swap Rate + 5.883%) (F)	7.125	08-10-21		1,100,000	1,186,660
UBS Group Funding Switzerland AG	1.500	11-30-24	EUR	900,000	1,151,212
UBS Group Funding Switzerland AG	1.750	11-16-22	EUR	1,700,000	2,219,933
UBS Group Funding Switzerland AG (A)	4.125	04-15-26		297,000	305,837
United Arab Emirates 0.0%					1,240,777
Emirates Telecommunications Group Company PJSC	2.750	06-18-26	EUR	900,000	1,240,777
United Kingdom 1.1%					53,152,434
Annington Funding PLC	1.650	07-12-24	EUR	600,000	751,068
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	570,000	836,717
Aspire Defence Finance PLC	4.674	03-31-40	GBP	217,762	375,353
Aviva PLC (3.375% to 12-4-25, then 3 month EURIBOR + 3.550%)	3.375	12-04-45	EUR	542,000	739,113
Aviva PLC (3.875% to 7-3-24, then 5 Year Euro Swap Rate + 3.480%)	3.875	07-03-44	EUR	130,000	181,901
Aviva PLC (6.125% to 7-5-23, then 5 Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR	410,000	634,590
Babcock International Group PLC	1.750	10-06-22	EUR	424,000	545,975
Barclays Bank PLC	6.000	01-14-21	EUR	100,000	143,348
30	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Barclays Bank PLC	6.625	03-30-22	EUR	239,000	$364,054
Barclays PLC	3.125	01-17-24	GBP	100,000	147,059
Barclays PLC	3.650	03-16-25		815,000	803,519
Barclays PLC (7.875% to 9-15-22, then 5 Year British Pound Swap Rate + 6.099%) (F)	7.875	09-15-22	GBP	820,000	1,317,770
BAT International Finance PLC	0.875	10-13-23	EUR	500,000	619,249
BP Capital Markets PLC	1.109	02-16-23	EUR	236,000	301,290
BP Capital Markets PLC	1.573	02-16-27	EUR	250,000	320,173
BP Capital Markets PLC	1.953	03-03-25	EUR	100,000	132,724
BP Capital Markets PLC	2.213	09-25-26	EUR	125,000	168,491
Brambles Finance PLC	4.625	04-20-18	EUR	230,000	288,505
British Telecommunications PLC	0.625	03-10-21	EUR	500,000	627,347
British Telecommunications PLC	9.125	12-15-30		642,000	952,147
Cadent Finance PLC	0.625	09-22-24	EUR	1,300,000	1,564,890
Coventry Building Society	2.500	11-18-20	EUR	703,000	928,782
CYBG PLC (5.000% to 2-8-21, then 5 Year British Pound Swap Rate + 3.516%)	5.000	02-09-26	GBP	205,000	308,885
CYBG PLC (8.000% to 12-8-22, then 5 Year British Pound Swap Rate + 6.250%) (F)	8.000	12-08-22	GBP	487,000	745,772
Ensco PLC	7.750	02-01-26		1,555,000	1,546,253
Experian Finance PLC	4.750	02-04-20	EUR	440,000	597,802
FCE Bank PLC	1.114	05-13-20	EUR	100,000	127,006
FCE Bank PLC	1.528	11-09-20	EUR	100,000	128,743
FCE Bank PLC	1.875	04-18-19	EUR	500,000	635,153
FCE Bank PLC	1.875	06-24-21	EUR	540,000	704,549
Fiat Chrysler Finance Europe	6.750	10-14-19	EUR	600,000	824,270
G4S International Finance PLC	2.625	12-06-18	EUR	300,000	380,908
Hammerson PLC	2.750	09-26-19	EUR	10,000	12,970
Heathrow Funding, Ltd.	1.500	02-11-30	EUR	400,000	489,176
Heathrow Funding, Ltd.	1.875	05-23-22	EUR	200,000	262,552
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	184,000	369,228
HSBC Holdings PLC	0.875	09-06-24	EUR	351,000	432,268
HSBC Holdings PLC	1.500	03-15-22	EUR	1,100,000	1,422,318
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	180,000	230,329
HSBC Holdings PLC (5.250% to 9-16-22, then 5 Year Euro Swap Rate + 4.383%) (F)	5.250	09-16-22	EUR	1,000,000	1,404,437
HSBC Holdings PLC (6.000% to 5-22-27, then 5 Year U.S. ISDAFIX + 3.746%) (F)	6.000	05-22-27		980,000	1,025,325
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (F)	6.875	06-01-21		687,000	737,666
Imperial Brands Finance PLC	2.250	02-26-21	EUR	200,000	262,133
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	31

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Imperial Brands Finance PLC	5.000	12-02-19	EUR	720,000	$975,986
Jaguar Land Rover Automotive PLC	3.875	03-01-23	GBP	840,000	1,238,592
Jaguar Land Rover Automotive PLC (A)	5.625	02-01-23		150,000	153,657
Leeds Building Society	1.375	05-05-22	EUR	296,000	377,513
Leeds Building Society	2.625	04-01-21	EUR	296,000	392,404
Lloyds Bank PLC (5.750% to 7-9-20, then 3 month British Pound LIBOR + 1.390%)	5.750	07-09-25	GBP	2,000,000	3,102,669
Lloyds Bank PLC	6.500	09-17-40	GBP	94,000	210,919
Mondi Finance PLC	3.375	09-28-20	EUR	550,000	740,098
Nationwide Building Society	0.625	04-19-23	EUR	148,000	183,109
Nationwide Building Society (A)	3.900	07-21-25		231,000	237,638
Nationwide Building Society (4.125% to 3-20-18, then 5 Year Euro Swap Rate + 3.300%)	4.125	03-20-23	EUR	400,000	499,267
Nationwide Building Society (2.000% to 7-25-24, then 5 Year Euro Swap Rate + 1.500%)	2.000	07-25-29	EUR	148,000	187,745
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	480,000	647,080
Nomad Foods Bondco PLC	3.250	05-15-24	EUR	770,000	980,935
Rentokil Initial PLC	3.250	10-07-21	EUR	262,000	356,742
Rio Tinto Finance USA PLC	4.750	03-22-42		207,000	236,744
Santander UK Group Holdings PLC	1.125	09-08-23	EUR	500,000	624,770
Santander UK Group Holdings PLC (7.375% to 6-24-22, then 5 Year British Pound Swap Rate + 5.543%) (F)	7.375	06-24-22	GBP	1,000,000	1,629,277
Santander UK PLC	2.625	07-16-20	EUR	290,000	382,196
Santander UK PLC	3.875	10-15-29	GBP	191,000	311,345
Santander UK PLC	4.000	03-13-24		364,000	377,172
Sensata Technologies UK Financing Company PLC (A)	6.250	02-15-26		701,000	753,575
TalkTalk Telecom Group PLC	5.375	01-15-22	GBP	1,175,000	1,635,609
Tesco PLC	3.375	11-02-18	EUR	100,000	127,242
Tesco Property Finance 2 PLC	6.052	10-13-39	GBP	402,913	667,173
The Royal Bank of Scotland Group PLC (2.000% to 3-8-22, then 3 month EURIBOR + 2.039%)	2.000	03-08-23	EUR	700,000	910,733
The Royal Bank of Scotland Group PLC (3.625% to 3-25-19, then 5 Year Euro Swap Rate + 2.650%)	3.625	03-25-24	EUR	590,000	757,608
The Royal Bank of Scotland Group PLC	4.800	04-05-26		452,216	478,162
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (F)	8.625	08-15-21		700,000	781,375
Vedanta Resources PLC (A)	6.375	07-30-22		2,035,000	2,121,284
Virgin Media Finance PLC (A)	6.000	10-15-24		900,000	920,250
Virgin Media Secured Finance PLC	5.500	01-15-25	GBP	738,000	1,092,383
32	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United Kingdom (continued)
Virgin Media Secured Finance PLC (A)	6.000	01-15-25	GBP	500,000	$807,980
Vodafone Group PLC	0.375	11-22-21	EUR	900,000	1,117,063
Vodafone Group PLC	1.600	07-29-31	EUR	500,000	584,161
Vodafone Group PLC	2.750	12-01-34	EUR	100,000	126,832
WPP Finance 2010	5.625	11-15-43		325,000	371,425
Yorkshire Building Society	2.125	03-18-19	EUR	520,000	661,913
United States 7.3%					351,213,176
21st Century Fox America, Inc.	4.750	09-15-44		598,000	675,760
Abbott Laboratories	4.900	11-30-46		1,028,000	1,172,563
AbbVie, Inc.	1.375	05-17-24	EUR	300,000	378,506
Activision Blizzard, Inc.	4.500	06-15-47		331,000	340,604
Airxcel, Inc. (A)	8.500	02-15-22		1,481,000	1,575,414
Allison Transmission, Inc. (A)	4.750	10-01-27		1,301,000	1,294,495
Ally Financial, Inc.	3.600	05-21-18		868,000	869,519
Ally Financial, Inc.	5.750	11-20-25		2,832,000	3,030,240
Altice US Finance I Corp. (A)	5.375	07-15-23		1,250,000	1,279,688
Altice US Finance I Corp. (A)	5.500	05-15-26		963,000	984,668
Altria Group, Inc.	5.375	01-31-44		494,000	590,986
American Airlines 2013-1 Class B Pass Through Trust (A)	5.625	01-15-21		644,517	667,849
American Airlines 2015-2 Class AA Pass Through Trust	3.600	03-22-29		401,319	404,417
American International Group, Inc.	1.875	06-21-27	EUR	550,000	687,025
American International Group, Inc.	4.500	07-16-44		972,000	1,008,201
Amgen, Inc.	3.125	05-01-25		345,000	340,799
Amgen, Inc.	4.663	06-15-51		117,000	127,323
Anadarko Petroleum Corp.	6.450	09-15-36		1,598,000	1,988,847
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		614,000	677,875
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		658,000	740,452
Anheuser-Busch InBev Worldwide, Inc.	4.950	01-15-42		1,378,000	1,551,321
Anthem, Inc.	3.500	08-15-24		539,000	543,950
Apple, Inc.	4.250	02-09-47		579,000	622,600
Apple, Inc.	4.500	02-23-36		266,000	297,668
Aramark Services, Inc. (A)	5.000	02-01-28		325,000	329,672
Arconic, Inc.	5.125	10-01-24		553,000	584,798
Arconic, Inc.	5.900	02-01-27		1,705,000	1,907,043
Asbury Automotive Group, Inc.	6.000	12-15-24		1,428,000	1,485,120
Ashland LLC	4.750	08-15-22		1,431,000	1,488,240
AT&T, Inc.	1.450	06-01-22	EUR	1,100,000	1,416,298
AT&T, Inc.	1.800	09-04-26	EUR	550,000	690,777
AT&T, Inc.	2.650	12-17-21	EUR	600,000	804,829
AT&T, Inc.	2.750	05-19-23	EUR	530,000	725,597
AT&T, Inc.	3.150	09-04-36	EUR	350,000	450,405
AT&T, Inc.	3.400	05-15-25		875,000	851,983
AT&T, Inc.	3.550	12-17-32	EUR	180,000	250,440
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	33

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
AT&T, Inc.	4.750	05-15-46		850,000	$830,335
AT&T, Inc.	4.800	06-15-44		304,000	298,514
AT&T, Inc.	5.150	03-15-42		608,000	620,013
AT&T, Inc.	5.700	03-01-57		356,000	390,790
Avantor, Inc. (A)	6.000	10-01-24		1,268,000	1,279,095
Avis Budget Car Rental LLC (A)	5.125	06-01-22		1,305,000	1,311,525
Avis Budget Car Rental LLC	5.500	04-01-23		1,211,000	1,220,083
Bank of America Corp. (3 month EURIBOR + 0.840%) (E)	0.511	03-28-18	EUR	350,000	434,842
Bank of America Corp. (0.736% to 2-7-21, then 3 month EURIBOR + 0.830%)	0.736	02-07-22	EUR	600,000	754,578
Bank of America Corp.	0.750	07-26-23	EUR	900,000	1,114,642
Bank of America Corp.	1.625	09-14-22	EUR	800,000	1,039,152
Bank of America Corp.	2.500	07-27-20	EUR	200,000	263,270
Bank of America Corp.	4.450	03-03-26		458,000	480,419
Bank of America Corp.	5.875	02-07-42		397,000	515,082
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (F)	6.300	03-10-26		3,230,000	3,617,600
Bank of America Corp.	7.750	05-14-38		300,000	443,516
Baxalta, Inc.	5.250	06-23-45		985,000	1,134,896
Berry Global, Inc.	5.500	05-15-22		884,000	912,810
Berry Global, Inc.	6.000	10-15-22		1,120,000	1,167,600
Block Communications, Inc. (A)	6.875	02-15-25		358,000	372,320
Brighthouse Financial, Inc. (A)	4.700	06-22-47		329,000	324,620
Broadridge Financial Solutions, Inc.	3.400	06-27-26		663,000	646,616
Builders FirstSource, Inc. (A)	5.625	09-01-24		832,000	870,480
Burlington Northern Santa Fe LLC	4.150	04-01-45		1,477,000	1,575,881
BWAY Holding Company (A)	5.500	04-15-24		1,770,000	1,834,163
CB Escrow Corp. (A)	8.000	10-15-25		348,000	348,870
CCO Holdings LLC (A)	5.500	05-01-26		1,179,000	1,202,580
CCO Holdings LLC (A)	5.875	04-01-24		1,955,000	2,042,975
CCO Holdings LLC (A)	5.875	05-01-27		1,387,000	1,428,610
Celgene Corp.	5.000	08-15-45		502,000	556,959
CEMEX Finance LLC (A)	6.000	04-01-24		645,000	677,573
Century Communities, Inc.	5.875	07-15-25		1,858,000	1,883,548
CenturyLink, Inc.	5.625	04-01-20		1,346,000	1,364,508
Change Healthcare Holdings LLC (A)	5.750	03-01-25		1,040,000	1,058,200
Charter Communications Operating LLC	6.384	10-23-35		1,994,000	2,326,171
Charter Communications Operating LLC	6.484	10-23-45		433,000	508,851
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		718,000	773,645
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		2,102,000	2,391,025
Cheniere Energy Partners LP (A)	5.250	10-01-25		1,208,000	1,230,650
Chubb INA Holdings, Inc.	4.350	11-03-45		226,000	247,940
34	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Cincinnati Bell, Inc. (A)	7.000	07-15-24		1,556,496	$1,502,019
CIT Group, Inc.	5.000	08-15-22		2,161,000	2,258,245
CIT Group, Inc.	5.000	08-01-23		392,000	409,640
Citigroup, Inc. (3 month EURIBOR +1.400%) (E)	1.071	02-10-19	EUR	850,000	1,055,330
Citigroup, Inc.	1.375	10-27-21	EUR	300,000	386,304
Citigroup, Inc.	1.750	01-28-25	EUR	348,000	450,411
Citigroup, Inc.	4.450	09-29-27		347,000	361,886
Citigroup, Inc.	5.000	08-02-19	EUR	420,000	561,499
Citigroup, Inc.	5.500	09-13-25		400,000	445,519
Citigroup, Inc.	5.875	01-30-42		228,000	297,093
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (F)	6.125	11-15-20		2,385,000	2,521,899
Citigroup, Inc.	7.375	09-04-19	EUR	1,900,000	2,639,354
Citigroup, Inc.	8.125	07-15-39		506,000	800,194
Comcast Corp.	4.200	08-15-34		440,000	460,066
Comcast Corp.	4.750	03-01-44		979,000	1,092,626
Commonwealth Edison Company	3.650	06-15-46		301,000	297,486
Commonwealth Edison Company	4.350	11-15-45		204,000	224,168
CommScope Technologies LLC (A)	6.000	06-15-25		1,424,000	1,498,319
Conduent Finance, Inc. (A)	10.500	12-15-24		1,550,000	1,810,090
Consolidated Communications, Inc.	6.500	10-01-22		2,264,000	2,031,940
Continental Resources, Inc. (A)	4.375	01-15-28		2,060,000	2,052,584
Continental Resources, Inc.	4.500	04-15-23		2,410,000	2,440,125
Cornerstone Chemical Company (A)	6.750	08-15-24		933,000	935,333
Crestwood Midstream Partners LP	6.250	04-01-23		1,411,000	1,470,968
CRH America, Inc. (A)	5.125	05-18-45		335,000	378,306
CSC Holdings LLC (A)	6.625	10-15-25		1,407,000	1,505,490
CSC Holdings LLC (A)	10.125	01-15-23		1,139,000	1,284,934
CSC Holdings LLC (A)	10.875	10-15-25		2,239,000	2,666,537
CVS Health Corp.	5.125	07-20-45		1,041,000	1,156,464
CyrusOne LP	5.000	03-15-24		1,934,000	1,972,680
Daimler Finance North America LLC	8.500	01-18-31		781,000	1,160,387
Devon Energy Corp.	4.750	05-15-42		186,000	199,243
DISH DBS Corp.	6.750	06-01-21		2,151,000	2,253,173
Dollar Tree, Inc.	5.250	03-01-20		1,696,000	1,721,949
Dollar Tree, Inc.	5.750	03-01-23		1,099,000	1,146,394
Dominion Energy, Inc.	4.050	09-15-42		291,000	290,686
Dominion Energy, Inc.	7.000	06-15-38		315,000	427,697
Dr. Pepper Snapple Group, Inc.	4.420	12-15-46		946,000	962,086
Dr. Pepper Snapple Group, Inc. (A)	4.500	11-15-45		319,000	327,194
Duke Energy Carolinas LLC	6.450	10-15-32		379,000	489,294
Duke Energy Progress LLC	3.250	08-15-25		298,000	298,650
Duke Energy Progress LLC	4.200	08-15-45		1,509,000	1,623,021
Dynegy, Inc.	7.375	11-01-22		456,000	481,718
Dynegy, Inc.	7.625	11-01-24		615,000	664,446
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	35

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Eastman Chemical Company	4.650	10-15-44		671,000	$729,049
Electronic Arts, Inc.	4.800	03-01-26		226,000	245,059
EMD Finance LLC (A)	3.250	03-19-25		513,000	509,465
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24		1,412,000	1,553,200
Encompass Health Corp.	5.750	11-01-24		2,365,000	2,412,300
Endeavor Energy Resources LP (A)	5.500	01-30-26		531,000	537,638
Endeavor Energy Resources LP (A)	5.750	01-30-28		386,000	392,755
Endo Finance LLC (A)	5.750	01-15-22		281,000	237,445
Endo Finance LLC (A)	5.875	10-15-24		554,000	562,310
Endo Finance LLC (A)	6.000	07-15-23		245,000	192,019
Energy Transfer Equity LP	5.875	01-15-24		561,000	607,283
Energy Transfer Equity LP	7.500	10-15-20		1,429,000	1,570,571
Energy Transfer LP	6.125	12-15-45		2,251,000	2,505,635
Enterprise Products Operating LLC	4.900	05-15-46		1,029,000	1,148,109
Envision Healthcare Corp.	5.625	07-15-22		156,000	158,730
Envision Healthcare Corp. (A)	6.250	12-01-24		770,000	815,238
EOG Resources, Inc.	3.150	04-01-25		87,000	85,677
EOG Resources, Inc.	3.900	04-01-35		507,000	515,210
EOG Resources, Inc.	4.150	01-15-26		14,000	14,716
Equinix, Inc.	5.875	01-15-26		1,237,000	1,314,313
ESH Hospitality, Inc. (A)	5.250	05-01-25		1,636,000	1,648,270
Exelon Corp.	4.950	06-15-35		103,000	115,586
Exelon Corp.	5.100	06-15-45		938,000	1,079,099
Exxon Mobil Corp.	3.567	03-06-45		533,000	536,988
Exxon Mobil Corp.	4.114	03-01-46		315,000	340,569
FedEx Corp.	4.750	11-15-45		358,000	396,378
First Data Corp. (A)	7.000	12-01-23		3,163,000	3,331,050
Florida Power & Light Company	5.690	03-01-40		856,000	1,110,916
Florida Power & Light Company	5.960	04-01-39		415,000	547,804
Ford Motor Company	4.750	01-15-43		1,006,000	984,935
Fortive Corp.	4.300	06-15-46		562,000	583,716
Frontier Communications Corp.	6.250	09-15-21		1,365,000	1,115,888
Frontier Communications Corp.	8.500	04-15-20		428,000	417,835
Frontier Communications Corp.	10.500	09-15-22		1,501,000	1,238,325
General Electric Company	0.875	05-17-25	EUR	400,000	484,161
General Electric Company	1.250	05-26-23	EUR	567,000	719,671
General Electric Company	2.125	05-17-37	EUR	800,000	952,034
General Motors Financial Company, Inc. (5.750% to 9-30-27, then 3 month LIBOR + 3.598%) (F)	5.750	09-30-27		1,211,000	1,250,358
Georgia-Pacific LLC (A)	3.600	03-01-25		440,000	447,514
Georgia-Pacific LLC	7.750	11-15-29		907,000	1,256,401
Gilead Sciences, Inc.	4.500	02-01-45		525,000	570,603
GlaxoSmithKline Capital, Inc.	6.375	05-15-38		262,000	361,580
GLP Capital LP	5.375	04-15-26		1,826,000	1,953,820
36	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Halliburton Company	3.800	11-15-25		653,000	$668,230
Halliburton Company	5.000	11-15-45		300,000	343,766
Harland Clarke Holdings Corp. (A)	8.375	08-15-22		1,982,000	2,066,235
HCA, Inc.	4.750	05-01-23		1,401,000	1,455,639
HCA, Inc.	5.250	04-15-25		2,541,000	2,665,916
HCA, Inc.	5.500	06-15-47		1,083,000	1,105,337
HCA, Inc.	7.500	11-15-95		1,685,000	1,758,719
Hilton Domestic Operating Company, Inc.	4.250	09-01-24		1,422,000	1,415,430
Host Hotels & Resorts LP	4.000	06-15-25		341,000	342,805
Icahn Enterprises LP	6.250	02-01-22		970,000	999,100
International Paper Company	5.150	05-15-46		769,000	878,201
Interval Acquisition Corp.	5.625	04-15-23		1,698,000	1,753,185
j2 Cloud Services LLC (A)	6.000	07-15-25		1,895,000	2,003,963
Johnson & Johnson	3.700	03-01-46		536,000	548,302
Johnson & Johnson	4.500	12-05-43		1,122,000	1,293,477
JPMorgan Chase & Co.	0.625	01-25-24	EUR	2,650,000	3,242,489
JPMorgan Chase & Co.	1.375	09-16-21	EUR	450,000	580,601
JPMorgan Chase & Co.	1.500	10-26-22	EUR	600,000	777,722
JPMorgan Chase & Co.	1.500	01-27-25	EUR	400,000	512,525
JPMorgan Chase & Co.	2.625	04-23-21	EUR	1,750,000	2,341,859
JPMorgan Chase & Co.	5.625	08-16-43		479,000	584,711
JPMorgan Chase & Co.	6.400	05-15-38		1,015,000	1,374,385
Kansas City Southern	4.950	08-15-45		345,000	381,010
Kilroy Realty LP	4.250	08-15-29		163,000	164,894
Kilroy Realty LP	4.375	10-01-25		82,000	84,638
Kinder Morgan, Inc.	4.300	06-01-25		549,000	568,575
Lennar Corp. (A)	2.950	11-29-20		1,270,000	1,254,125
Lennar Corp. (A)	4.750	11-29-27		1,836,000	1,854,360
Lockheed Martin Corp.	4.090	09-15-52		1,285,000	1,305,578
Lowe's Companies, Inc.	3.700	04-15-46		217,000	212,064
M/I Homes, Inc.	5.625	08-01-25		1,145,000	1,165,038
Marriott International, Inc.	3.750	10-01-25		332,000	335,254
McDonald's Corp.	3.375	05-26-25		290,000	292,181
McDonald's Corp.	4.875	12-09-45		418,000	480,750
MDC Holdings, Inc.	6.000	01-15-43		1,759,000	1,732,615
Medtronic, Inc.	3.500	03-15-25		384,000	391,134
Medtronic, Inc.	4.375	03-15-35		587,000	644,327
Medtronic, Inc.	4.625	03-15-45		316,000	357,671
Merck & Company, Inc.	1.875	10-15-26	EUR	600,000	798,129
Merck & Company, Inc.	4.150	05-18-43		1,007,000	1,088,687
Meredith Corp. (A)	6.875	02-01-26		1,682,000	1,721,948
MetLife, Inc.	4.600	05-13-46		362,000	392,337
MetLife, Inc.	5.875	02-06-41		686,000	864,470
Metropolitan Life Global Funding I	0.875	01-20-22	EUR	600,000	755,458
Metropolitan Life Global Funding I	1.250	09-17-21	EUR	600,000	766,884
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	37

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Metropolitan Life Global Funding I	2.375	09-30-19	EUR	500,000	$646,061
Metropolitan Life Global Funding I	2.375	01-11-23	EUR	200,000	268,264
MGM Resorts International	6.000	03-15-23		1,529,000	1,651,320
Microsemi Corp. (A)	9.125	04-15-23		1,043,000	1,165,553
Microsoft Corp.	3.750	02-12-45		1,383,000	1,414,297
Microsoft Corp.	4.450	11-03-45		160,000	182,266
Molex Electronic Technologies LLC (A)	3.900	04-15-25		481,000	481,855
Molson Coors Brewing Company	1.250	07-15-24	EUR	530,000	657,953
Molson Coors Brewing Company	4.200	07-15-46		1,069,000	1,068,585
Monongahela Power Company (A)	5.400	12-15-43		460,000	568,131
Morgan Stanley	1.375	10-27-26	EUR	900,000	1,104,563
Morgan Stanley	1.875	03-30-23	EUR	400,000	523,489
Morgan Stanley	1.875	04-27-27	EUR	800,000	1,015,389
Morgan Stanley	2.375	03-31-21	EUR	1,000,000	1,323,195
Morgan Stanley	4.350	09-08-26		446,000	463,351
Morgan Stanley	4.375	01-22-47		1,559,000	1,670,561
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (F)	5.550	07-15-20		2,846,000	2,942,053
Moss Creek Resources Holdings, Inc. (A)	7.500	01-15-26		1,368,000	1,424,430
MPT Operating Partnership LP	4.000	08-19-22	EUR	700,000	961,203
MPT Operating Partnership LP	5.250	08-01-26		159,000	163,770
Multi-Color Corp. (A)	4.875	11-01-25		1,611,000	1,617,041
National Grid North America, Inc.	0.750	02-11-22	EUR	700,000	879,018
Navient Corp.	4.875	06-17-19		1,285,000	1,301,731
Navient Corp.	6.625	07-26-21		882,000	937,125
Netflix, Inc.	5.750	03-01-24		1,723,000	1,826,380
Newell Brands, Inc.	5.500	04-01-46		336,000	385,720
Noble Energy, Inc.	5.050	11-15-44		265,000	291,875
Noble Energy, Inc.	5.250	11-15-43		561,000	624,291
Novelis Corp. (A)	5.875	09-30-26		1,248,000	1,285,440
Novelis Corp. (A)	6.250	08-15-24		1,275,000	1,335,563
NRG Energy, Inc. (A)	5.750	01-15-28		250,000	250,050
NRG Energy, Inc.	6.625	01-15-27		991,000	1,045,505
NRG Energy, Inc.	7.250	05-15-26		1,109,000	1,207,812
Oasis Petroleum, Inc.	6.875	03-15-22		1,095,000	1,127,850
Oasis Petroleum, Inc.	6.875	01-15-23		1,756,000	1,808,680
Occidental Petroleum Corp.	3.500	06-15-25		763,000	777,154
Oncor Electric Delivery Company LLC	3.750	04-01-45		592,000	595,105
Oncor Electric Delivery Company LLC	5.250	09-30-40		234,000	283,634
Oracle Corp.	3.900	05-15-35		419,000	434,765
Oracle Corp.	4.000	07-15-46		476,000	491,957
Oracle Corp.	4.300	07-08-34		670,000	730,561
Owens-Brockway Glass Container, Inc. (A)	5.875	08-15-23		607,000	644,938
Pacific Gas & Electric Company	4.250	03-15-46		389,000	394,566
38	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Pacific Gas & Electric Company	4.300	03-15-45		993,000	$1,008,939
Parsley Energy LLC (A)	5.375	01-15-25		1,383,000	1,396,830
Parsley Energy LLC (A)	5.625	10-15-27		350,000	359,625
PDC Energy, Inc.	6.125	09-15-24		1,470,000	1,528,800
PepsiCo, Inc.	0.875	07-18-28	EUR	600,000	715,636
PepsiCo, Inc.	4.450	04-14-46		292,000	325,532
PepsiCo, Inc.	4.600	07-17-45		517,000	583,787
Philip Morris International, Inc.	1.875	03-03-21	EUR	500,000	650,646
Philip Morris International, Inc.	2.750	03-19-25	EUR	150,000	206,968
Philip Morris International, Inc.	2.875	03-03-26	EUR	240,000	334,476
Philip Morris International, Inc.	3.125	06-03-33	EUR	180,000	261,673
Philip Morris International, Inc.	4.125	03-04-43		182,000	182,923
Philip Morris International, Inc.	6.375	05-16-38		328,000	435,146
Post Holdings, Inc. (A)	5.000	08-15-26		1,447,000	1,412,634
Post Holdings, Inc. (A)	5.750	03-01-27		275,000	276,719
Praxair, Inc.	1.200	02-12-24	EUR	100,000	127,830
Praxair, Inc.	1.625	12-01-25	EUR	400,000	522,757
Prologis LP	3.000	01-18-22	EUR	500,000	680,660
Prologis LP	3.375	02-20-24	EUR	113,000	160,047
Prudential Financial, Inc. (A)	3.935	12-07-49		1,079,000	1,064,022
Prudential Financial, Inc.	4.600	05-15-44		491,000	539,497
PulteGroup, Inc.	5.000	01-15-27		648,000	673,078
PulteGroup, Inc.	5.500	03-01-26		845,000	907,319
Quintiles IMS, Inc.	3.250	03-15-25	EUR	1,235,000	1,563,861
RELX Capital, Inc.	1.300	05-12-25	EUR	850,000	1,069,918
Reynolds American, Inc.	5.850	08-15-45		942,000	1,147,416
Reynolds Group Issuer, Inc. (A)	5.125	07-15-23		1,192,000	1,227,760
Roche Holdings, Inc. (A)	2.625	05-15-26		364,000	348,418
Roche Holdings, Inc. (A)	4.000	11-28-44		681,000	715,789
Rowan Companies, Inc.	7.375	06-15-25		848,000	868,937
S&P Global, Inc.	4.400	02-15-26		797,000	849,875
Sabine Pass Liquefaction LLC	4.200	03-15-28		500,000	502,980
Schlumberger Holdings Corp. (A)	4.000	12-21-25		808,000	838,904
Service Corp. International	5.375	05-15-24		2,070,000	2,173,500
Simon Property Group LP	4.250	10-01-44		576,000	593,819
Sirius XM Radio, Inc. (A)	5.375	04-15-25		1,781,000	1,825,525
SM Energy Company	6.750	09-15-26		1,201,000	1,252,043
Southern Copper Corp.	5.875	04-23-45		460,000	563,360
Southern Power Company	1.850	06-20-26	EUR	500,000	647,526
Sprint Communications, Inc.	6.000	11-15-22		4,133,000	4,122,668
Sprint Corp.	7.250	09-15-21		3,045,000	3,235,952
Sprint Corp.	7.625	02-15-25		687,000	712,763
Standard Industries, Inc. (A)	5.500	02-15-23		1,230,914	1,280,151
Staples, Inc. (A)	8.500	09-15-25		2,168,000	2,094,830
Starwood Property Trust, Inc. (A)	4.750	03-15-25		1,351,000	1,334,113
Steel Dynamics, Inc.	4.125	09-15-25		964,000	954,071
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	39

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Steel Dynamics, Inc.	5.000	12-15-26		955,000	$993,200
Stryker Corp.	4.625	03-15-46		965,000	1,072,582
Swiss Re Treasury US Corp. (A)	4.250	12-06-42		461,000	470,983
Symantec Corp. (A)	5.000	04-15-25		2,046,000	2,086,570
Target Corp.	4.000	07-01-42		700,000	715,379
Tenet Healthcare Corp.	4.500	04-01-21		286,000	287,430
Tenet Healthcare Corp. (A)	4.625	07-15-24		988,000	970,710
Tenet Healthcare Corp. (A)	5.125	05-01-25		915,000	902,419
Tennant Company (A)	5.625	05-01-25		1,818,000	1,892,993
The Boeing Company	5.875	02-15-40		98,000	127,701
The Chemours Company	7.000	05-15-25		900,000	983,250
The Dow Chemical Company	4.625	10-01-44		660,000	716,178
The Home Depot, Inc.	4.250	04-01-46		307,000	334,760
The Home Depot, Inc.	4.400	03-15-45		974,000	1,083,477
The JM Smucker Company	4.375	03-15-45		1,481,000	1,535,972
The Southern Company	4.400	07-01-46		421,000	436,655
The Travelers Companies, Inc.	4.600	08-01-43		113,000	127,081
The Walt Disney Company	3.150	09-17-25		510,000	511,595
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	800,000	973,195
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	500,000	621,400
Thermo Fisher Scientific, Inc.	2.875	07-24-37	EUR	300,000	383,021
Time Warner, Inc.	3.600	07-15-25		253,000	249,658
Time Warner, Inc.	4.850	07-15-45		507,000	531,027
Time Warner, Inc.	5.375	10-15-41		179,000	196,506
Titan International, Inc. (A)	6.500	11-30-23		1,274,000	1,321,775
T-Mobile USA, Inc.	4.500	02-01-26		466,000	468,395
TTM Technologies, Inc. (A)	5.625	10-01-25		1,049,000	1,077,848
Ultra Resources, Inc. (A)	6.875	04-15-22		683,000	683,000
Ultra Resources, Inc. (A)	7.125	04-15-25		796,000	795,005
Union Pacific Corp.	3.799	10-01-51		668,000	677,659
Union Pacific Corp.	4.050	03-01-46		170,000	181,066
United Airlines 2013-1 Class B Pass Through Trust	5.375	08-15-21		435,162	453,395
United Airlines 2015-1 Class AA Pass Through Trust	3.450	06-01-29		177,147	177,342
United Parcel Service, Inc.	6.200	01-15-38		611,000	827,234
United Rentals North America, Inc.	4.625	10-15-25		1,124,000	1,140,860
United Rentals North America, Inc.	4.875	01-15-28		694,000	694,000
United Technologies Corp.	4.500	06-01-42		689,000	749,873
UnitedHealth Group, Inc.	3.750	07-15-25		203,000	209,649
UnitedHealth Group, Inc.	4.750	07-15-45		1,315,000	1,524,721
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23		1,074,533	1,217,554
USG Corp. (A)	5.500	03-01-25		966,000	1,016,715
Valeant Pharmaceuticals International, Inc. (A)	5.500	11-01-25		236,000	238,478
40	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Valeant Pharmaceuticals International, Inc. (A)	7.000	03-15-24		2,259,000	$2,402,311
Vector Group, Ltd. (A)	6.125	02-01-25		1,471,000	1,526,163
Verizon Communications, Inc.	2.875	01-15-38	EUR	500,000	634,941
Verizon Communications, Inc.	3.250	02-17-26	EUR	680,000	965,502
Verizon Communications, Inc.	3.500	11-01-24		538,000	541,281
Verizon Communications, Inc.	5.012	04-15-49		106,000	112,584
Versum Materials, Inc. (A)	5.500	09-30-24		1,563,000	1,656,780
Viking Cruises, Ltd. (A)	5.875	09-15-27		345,000	346,725
Viking Cruises, Ltd. (A)	6.250	05-15-25		800,000	828,000
Virginia Electric & Power Company	4.650	08-15-43		607,000	689,144
Voya Financial, Inc.	5.700	07-15-43		363,000	439,519
Wachovia Corp.	4.375	11-27-18	EUR	700,000	901,058
Walgreens Boots Alliance, Inc.	4.650	06-01-46		336,000	347,944
Waste Management, Inc.	4.100	03-01-45		1,471,000	1,520,805
Wells Fargo & Company	1.500	09-12-22	EUR	1,100,000	1,422,101
Wells Fargo & Company	2.000	04-27-26	EUR	1,200,000	1,577,901
Wells Fargo & Company	2.625	08-16-22	EUR	500,000	678,028
Wells Fargo & Company	4.100	06-03-26		571,000	588,047
Wells Fargo & Company	5.375	02-07-35		505,000	606,340
WestRock MWV LLC	8.200	01-15-30		567,000	777,086
Williams Partners LP	5.100	09-15-45		1,187,000	1,312,408
WP Carey, Inc.	2.000	01-20-23	EUR	500,000	644,244
WPX Energy, Inc.	6.000	01-15-22		449,000	471,311
WPX Energy, Inc.	8.250	08-01-23		1,734,000	1,989,765
Wyndham Worldwide Corp.	4.500	04-01-27		344,000	345,560
Wyndham Worldwide Corp.	5.100	10-01-25		946,000	988,003
XPO Logistics, Inc. (A)	6.500	06-15-22		1,440,000	1,499,040
Zayo Group LLC (A)	5.750	01-15-27		803,000	816,089
ZF North America Capital, Inc.	2.250	04-26-19	EUR	600,000	763,999
ZF North America Capital, Inc. (A)	4.750	04-29-25		670,000	690,100
Virgin Islands 0.0%					732,122
Cheung Kong Infrastructure Finance BVI, Ltd.	1.000	12-12-24	EUR	600,000	732,122

	Contracts/Notional amount	Value
Purchased options 3.5%		$165,759,027
(Cost $95,453,812)
Calls 3.0%		143,059,464
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-18-20; Strike Price: $2,850.00; Notional Amount: 101,900) (C)	1,019	34,508,435
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-21-18; Strike Price: $2,600.00; Notional Amount: 280,000) (C)	2,800	88,914,000
Exchange Traded Option on S&P 500 Index (Expiration Date: 3-16-18; Strike Price: $2,745.00; Notional Amount: 55,700) (C)	557	5,734,315
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	41

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 321.60; Counterparty: JPMorgan Chase Bank) (C)(G)	57,360,000	$764,204
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 321.60; Counterparty: JPMorgan Chase Bank) (C)(G)	325,040,000	4,330,492
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 322.00; Counterparty: Goldman Sachs) (C)(G)	101,531,728	1,321,203
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 322.00; Counterparty: Goldman Sachs) (C)(G)	61,464,526	799,820
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 322.00; Counterparty: Goldman Sachs) (C)(G)	196,210,163	2,553,225
Over the Counter Option on KOSPI 200 Index (Expiration Date: 3-9-18; Strike Price: KRW 322.00; Counterparty: Goldman Sachs) (C)(G)	317,671,768	4,133,770
Puts 0.5%		22,699,563
Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-20-19; Strike Price: EUR 3,200.00; Notional Amount: 64,370) (C)	6,437	19,875,868
Exchange Traded Option on S&P 500 Index (Expiration Date: 3-16-18; Strike Price: $2,815.00; Notional Amount: 19,800) (C)	198	806,850
Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration Date: 2-15-18; Strike Price: BRL 73,785.50; Counterparty: Morgan Stanley & Company, Inc.) (C)(G)	645	4,127
Over the Counter Option on Swiss Market Index (Expiration Date: 3-19-18; Strike Price: CHF 9,198.50; Counterparty: JPMorgan Chase Bank) (C)(G)	7,743	1,161,745
Over the Counter Option on Swiss Market Index (Expiration Date: 3-19-18; Strike Price: CHF 9,234.25; Counterparty: JPMorgan Chase Bank) (C)(G)	5,163	850,973

	Shares	Value
Rights 0.0%		$12,940
(Cost $0)
UniCredit SpA (Expiration Date: 2-22-18; Strike Price: EUR 16.34) (C)	2,609,206	12,940

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 23.9%				$1,150,536,447
(Cost $1,150,521,296)
Certificate of deposit 11.5%				552,534,299
ABN AMRO Bank NV	1.816	02-02-18	30,000,000	29,997,120
Bank of Montreal	1.560	02-23-18	25,000,000	25,004,750
China Construction Bank Corp.	1.680	02-07-18	25,000,000	25,000,250
China Construction Bank Corp.	1.730	02-05-18	35,000,000	35,000,700
Credit Suisse AG	1.830	07-05-18	30,000,000	29,996,730
Credit Suisse First Boston	1.548	04-27-18	15,000,000	14,944,770
Danske Bank A/S	1.420	02-01-18	25,000,000	25,000,250
Danske Bank A/S	1.790	05-02-18	25,000,000	25,000,000
First Abu Dhabi Bank PJSC	1.420	02-12-18	48,000,000	47,996,544
ING Bank NV	1.400	02-20-18	15,000,000	14,998,845
Mitsubishi UFJ Trust & Banking Corp.	1.742	04-16-18	40,000,000	39,854,440
Mizuho Bank, Ltd.	1.570	03-01-18	10,000,000	10,000,900
Mizuho Bank, Ltd.	1.762	04-05-18	40,000,000	39,890,360
Mizuho Bank, Ltd.	1.802	04-23-18	40,000,000	39,855,040
42	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Certificate of deposit (continued)
Natixis SA	1.610	03-15-18	25,000,000	$25,059,250
Santander UK PLC	1.820	07-03-18	25,000,000	24,969,900
Standard Chartered PLC	1.430	02-21-18	25,000,000	24,977,625
Standard Chartered PLC	1.560	04-19-18	25,000,000	24,991,550
Sumitomo Mitsui Financial Group, Inc.	1.560	02-26-18	25,000,000	25,001,250
The Toronto-Dominion Bank	1.760	05-16-18	25,000,000	24,994,025
Commercial paper 5.7%				274,432,895
Agence Centrale Organismes	1.454	02-05-18	25,000,000	24,994,325
Agence Centrale Organismes	1.568	02-13-18	25,000,000	24,985,250
Bank Nederlandse Gemeenten NV	1.508	02-08-18	30,000,000	29,989,800
Dekabank Deutsche Girozentrale	1.544	02-09-18	30,000,000	29,987,490
ING Bank NV	1.663	04-03-18	35,000,000	34,900,180
Nationwide Building Society	1.430	02-14-18	30,000,000	29,982,090
OP Corporate Bank PLC	1.713	04-17-18	20,000,000	19,923,620
SOC Nat Des Chemins de Fer Francais	1.713	04-27-18	30,000,000	29,892,240
UBS AG	1.833	07-10-18	25,000,000	24,799,000
UBS Group AG	1.516	02-20-18	25,000,000	24,978,900
Time deposits 4.4%				211,133,028
BNP Paribas SA	1.420	02-01-18	40,969,958	40,969,958
DBS Bank, Ltd.	1.650	02-05-18	10,031,650	10,031,650
DBS Bank, Ltd.	1.650	02-07-18	15,067,706	15,067,706
DZ Bank AG	1.420	02-01-18	72,649,373	72,649,373
KBC Bank NV	1.400	02-01-18	72,414,341	72,414,341
U.S. Government 1.6%				75,800,552
U.S. Treasury Bill (D)	1.065	02-15-18	75,836,200	75,800,552

	Yield (%)	Shares	Value
Money market funds 0.7%			36,635,673

Federated Government Obligations Fund, Institutional Class	1.1757(H)	36,635,673	36,635,673
Total investments (Cost $4,333,492,716) 98.9%			$4,757,448,483
Other assets and liabilities, net 1.1%			51,913,726
Total net assets 100.0%			$4,809,362,209

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro
GBP	Pound Sterling
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	43

IDR	Indonesian Rupiah
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
THB	Thai Bhat
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	For this type of option, notional amounts are equivalent to number of contracts.
(H)	The rate shown is the annualized seven-day yield as of 1-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
44	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
3-Year Australian Treasury Bond Futures	9,867	Long	Mar 2018	$887,564,353	$882,456,854	$(5,107,499)
Euro-BTP Italian Government Bond Futures	637	Long	Mar 2018	107,616,130	107,542,784	(73,346)
Long Gilt Futures	3,244	Long	Mar 2018	572,361,122	562,575,834	(9,785,288)
Mini MSCI Emerging Markets Index Futures	5,238	Long	Mar 2018	317,623,823	329,417,820	11,793,997
S&P 500 Index E-Mini Futures	445	Long	Mar 2018	59,048,674	62,872,938	3,824,264
S&P MidCap 400 Index E-Mini Futures	847	Long	Mar 2018	160,088,452	165,520,740	5,432,288
Tokyo Price Index Futures	1,546	Long	Mar 2018	253,083,438	261,757,704	8,674,266
10-Year U.S. Treasury Note Futures	4	Short	Mar 2018	(497,188)	(486,313)	10,875
30-Year U.S. Treasury Bond Futures	4	Short	Mar 2018	(613,250)	(591,250)	22,000
Euro STOXX 50 Index Futures	19,522	Short	Mar 2018	(866,492,607)	(873,041,369)	(6,548,762)
Euro-BOBL Futures	4,553	Short	Mar 2018	(748,083,662)	(737,409,180)	10,674,482
Euro-BUND Futures	1,305	Short	Mar 2018	(264,266,989)	(257,325,313)	6,941,676
FTSE 100 Index Futures	4,556	Short	Mar 2018	(485,270,243)	(483,351,299)	1,918,944
OMX Stockholm 30 Index Futures	3,339	Short	Feb 2018	(68,761,691)	(67,402,342)	1,359,349
Russell 2000 Mini Index Futures	6,247	Short	Mar 2018	(475,290,837)	(492,263,600)	(16,972,763)
						$12,164,483
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,157,404	USD	4,667,930	JPMorgan Chase	2/14/2018	$293,493	—
AUD	933,208	USD	735,736	Goldman Sachs	2/14/2018	16,211	—
AUD	2,609,831	USD	1,977,250	HSBC	2/14/2018	125,662	—
AUD	2,615,122	USD	1,981,627	JPMorgan Chase	2/14/2018	125,547	—
AUD	1,762,807	USD	1,346,599	Merrill Lynch	2/14/2018	73,809	—
BRL	7,000,000	USD	2,226,463	Deutsche Bank	2/8/2018	—	$(30,691)
BRL	39,000,000	USD	11,810,666	Goldman Sachs	2/8/2018	422,919	—
BRL	237,000,000	USD	71,854,696	Citibank N.A.	3/9/2018	2,268,704	—
BRL	127,000,000	USD	38,690,023	JPMorgan Chase	3/12/2018	1,018,024	—
BRL	48,000,000	USD	15,221,183	Deutsche Bank	3/12/2018	—	(213,417)
CAD	4,278,521	USD	3,364,005	JPMorgan Chase	2/14/2018	114,919	—
CAD	644,844	USD	502,583	Deutsche Bank	2/14/2018	21,749	—
CAD	168,265	USD	131,319	HSBC	2/14/2018	5,500	—
CAD	1,738,215	USD	1,354,147	JPMorgan Chase	2/14/2018	59,220	—
CHF	82,000,000	USD	85,892,655	BNP Paribas	4/19/2018	2,738,414	—
EUR	12,319,817	SEK	121,152,500	Citibank N.A.	2/5/2018	—	(79,243)
EUR	4,048,722	SEK	39,847,500	HSBC	2/5/2018	—	(30,175)
EUR	15,227,754	SEK	149,747,500	Citibank N.A.	2/9/2018	—	(97,959)
EUR	5,004,367	SEK	49,252,500	HSBC	2/9/2018	—	(37,309)
EUR	222,597	USD	274,943	Deutsche Bank	2/5/2018	1,473	—
EUR	8,384,094	USD	9,991,603	BNP Paribas	2/14/2018	425,032	—
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	45

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	2,019,223	USD	2,400,145	JPMorgan Chase	2/14/2018	$108,595	—
EUR	6,967,779	USD	8,300,221	Citibank N.A.	2/14/2018	356,745	—
EUR	2,674,231	USD	3,194,591	JPMorgan Chase	2/14/2018	127,950	—
EUR	1,921,270	USD	2,285,566	Morgan Stanley	2/14/2018	101,474	—
EUR	210,113	USD	252,506	BNP Paribas	4/18/2018	9,666	—
EUR	734,515	USD	916,344	JPMorgan Chase	4/18/2018	163	—
EUR	587,219	USD	722,994	Morgan Stanley	4/18/2018	9,720	—
GBP	1,397,986	USD	1,878,361	JPMorgan Chase	2/14/2018	107,381	—
GBP	2,307,964	USD	3,092,110	JPMorgan Chase	2/14/2018	186,193	—
GBP	4,214,683	USD	5,675,693	Morgan Stanley	2/14/2018	310,972	—
GBP	161,071	USD	217,589	Societe Generale	2/14/2018	11,201	—
GBP	46,440,000	USD	64,523,736	JPMorgan Chase	3/5/2018	1,484,526	—
GBP	353,624	USD	505,683	Morgan Stanley	4/18/2018	—	$(2,110)
HKD	68,462,516	USD	8,771,629	JPMorgan Chase	2/14/2018	—	(17,513)
HKD	9,969,989	USD	1,276,983	HSBC	2/14/2018	—	(2,147)
HKD	17,120,120	USD	2,195,586	JPMorgan Chase	2/14/2018	—	(6,483)
HKD	15,192,493	USD	1,946,965	Societe Generale	2/14/2018	—	(4,342)
INR	4,924,000,000	USD	75,449,726	BNP Paribas	2/9/2018	1,899,184	—
INR	15,330,000,000	USD	235,429,629	BNP Paribas	3/12/2018	4,455,499	—
INR	5,500,000,000	USD	83,404,344	BNP Paribas	3/23/2018	2,545,504	—
INR	200,000,000	USD	3,125,537	BNP Paribas	4/13/2018	—	(8,662)
INR	8,000,000,000	USD	122,405,120	BNP Paribas	4/20/2018	2,146,528	—
INR	504,298,112	USD	7,818,091	HSBC	4/25/2018	27,750	—
JPY	6,900,000,000	USD	61,212,112	BNP Paribas	2/7/2018	2,007,786	—
JPY	6,900,000,000	USD	60,770,731	JPMorgan Chase	2/9/2018	2,455,452	—
JPY	6,900,000,000	USD	60,795,592	JPMorgan Chase	2/13/2018	2,443,163	—
JPY	72,086,519	USD	645,045	JPMorgan Chase	2/14/2018	15,663	—
JPY	345,174,234	USD	3,083,003	HSBC	2/14/2018	80,689	—
JPY	359,615,661	USD	3,198,085	Merrill Lynch	2/14/2018	97,970	—
JPY	697,510,963	USD	6,254,314	Morgan Stanley	2/14/2018	138,718	—
JPY	287,457,557	USD	2,564,489	Societe Generale	2/14/2018	70,201	—
JPY	1,725,000,000	USD	15,276,593	Citibank N.A.	2/15/2018	534,668	—
JPY	5,175,000,000	USD	45,784,702	Deutsche Bank	2/15/2018	1,649,079	—
JPY	3,894,000,000	USD	34,508,734	Deutsche Bank	3/6/2018	1,218,311	—
JPY	3,953,000,000	USD	34,963,118	JPMorgan Chase	3/9/2018	1,312,381	—
JPY	3,953,000,000	USD	35,049,609	Deutsche Bank	3/13/2018	1,235,405	—
JPY	1,400,000,000	USD	12,716,649	Deutsche Bank	4/27/2018	171,207	—
JPY	1,300,000,000	USD	11,808,241	HSBC	4/27/2018	159,053	—
JPY	1,230,000,000	USD	11,381,660	Citibank N.A.	5/11/2018	—	(48,390)
JPY	1,240,000,000	USD	11,468,548	HSBC	5/11/2018	—	(43,137)
JPY	1,220,000,000	USD	11,283,734	Morgan Stanley	5/11/2018	—	(42,604)
KRW	41,250,000,000	USD	38,726,557	BNP Paribas	2/5/2018	—	(96,097)
KRW	31,000,000,000	USD	28,992,284	Deutsche Bank	2/5/2018	39,092	—
KRW	39,000,000,000	USD	35,215,821	BNP Paribas	3/9/2018	1,323,864	—
46	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
KRW	84,000,000,000	USD	78,721,119	BNP Paribas	3/21/2018	$405	—
KRW	41,000,000,000	USD	38,324,992	BNP Paribas	4/16/2018	122,020	—
KRW	99,000,000,000	USD	92,787,853	UBS Warburg	4/16/2018	47,615	—
RON	33,298,817	USD	8,769,308	Deutsche Bank	4/26/2018	120,563	—
RUB	1,836,852,777	USD	32,071,600	HSBC	4/26/2018	275,258	—
SEK	161,000,000	EUR	16,591,136	Citibank N.A.	2/5/2018	—	$(166,998)
SEK	645,000,000	EUR	65,969,126	Citibank N.A.	2/9/2018	—	(49,271)
SEK	650,000,000	EUR	66,499,130	Citibank N.A.	2/13/2018	—	(72,000)
SEK	640,000,000	EUR	65,750,252	Citibank N.A.	2/16/2018	—	(411,016)
SEK	57,374,545	EUR	5,846,952	HSBC	4/19/2018	23,132	—
SEK	29,051,873	EUR	2,968,614	Merrill Lynch	4/19/2018	1,753	—
SEK	29,051,873	EUR	2,968,630	Morgan Stanley	4/19/2018	1,732	—
SEK	29,781,075	EUR	3,028,244	Societe Generale	4/19/2018	20,368	—
SEK	5,096,077	USD	607,996	JPMorgan Chase	2/14/2018	39,194	—
SEK	4,936,138	USD	586,168	Goldman Sachs	2/14/2018	40,711	—
SEK	5,649,873	USD	677,783	HSBC	2/14/2018	39,739	—
SEK	14,030,311	USD	1,687,296	Merrill Lynch	2/14/2018	94,523	—
SEK	1,957,258	USD	233,816	Royal Bank of Scotland	2/14/2018	14,752	—
SGD	1,236,163	USD	916,971	JPMorgan Chase	2/14/2018	25,580	—
SGD	2,758,377	USD	2,045,052	HSBC	2/14/2018	58,159	—
SGD	709,902	USD	521,885	JPMorgan Chase	2/14/2018	19,402	—
SGD	848,533	USD	630,295	Societe Generale	2/14/2018	16,695	—
USD	22,839,779	AUD	29,846,596	HSBC	2/14/2018	—	(1,209,576)
USD	1,246,291	AUD	1,632,059	JPMorgan Chase	2/14/2018	—	(68,766)
USD	2,278,044	AUD	3,000,000	Merrill Lynch	3/12/2018	—	(139,047)
USD	14,005,602	BRL	46,000,000	Goldman Sachs	2/8/2018	—	(423,755)
USD	23,002,607	BRL	75,000,000	Citibank N.A.	3/9/2018	—	(454,165)
USD	360,097	CAD	461,720	JPMorgan Chase	2/14/2018	—	(15,334)
USD	534,274	CAD	677,630	Goldman Sachs	2/14/2018	—	(16,717)
USD	9,535,446	CAD	12,137,846	HSBC	2/14/2018	—	(334,006)
USD	1,283,295	CAD	1,645,869	JPMorgan Chase	2/14/2018	—	(54,984)
USD	669,377	CAD	847,343	Merrill Lynch	3/9/2018	—	(19,786)
USD	2,319,375	CAD	2,942,081	Merrill Lynch	3/12/2018	—	(73,572)
USD	113,024,039	CHF	110,277,204	HSBC	3/12/2018	—	(5,792,848)
USD	71,120,992	CHF	68,778,500	Deutsche Bank	4/19/2018	—	(3,219,398)
USD	23,495,854	CHF	22,850,000	Merrill Lynch	4/19/2018	—	(1,201,950)
USD	23,291,911	CHF	22,621,500	Royal Bank of Canada	4/19/2018	—	(1,158,915)
USD	22,204,011	CHF	21,228,826	Deutsche Bank	4/23/2018	—	(748,496)
USD	10,418,780	CHF	9,947,550	Goldman Sachs	4/23/2018	—	(336,465)
USD	10,661,037	CHF	10,187,250	Merrill Lynch	4/23/2018	—	(353,370)
USD	21,125,826	CHF	20,183,579	Morgan Stanley	4/23/2018	—	(696,565)
USD	9,385,693	CHF	8,952,795	Societe Generale	4/23/2018	—	(294,027)
USD	24,871,504	CHF	23,767,607	Citibank N.A.	4/25/2018	—	(829,827)
USD	25,255,094	CHF	24,132,000	Deutsche Bank	4/25/2018	—	(840,277)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	47

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	25,254,275	CHF	24,132,000	Merrill Lynch	4/25/2018	—	$(841,096)
USD	24,966,629	CHF	23,890,680	Morgan Stanley	4/25/2018	—	(867,788)
USD	25,826,777	CHF	24,737,713	UBS Warburg	4/25/2018	—	(923,588)
USD	1,591,207	DKK	10,083,050	JPMorgan Chase	3/9/2018	—	(94,641)
USD	23,263,209	DKK	145,000,000	BNP Paribas	3/12/2018	—	(986,070)
USD	2,180,602	EUR	1,829,593	JPMorgan Chase	2/14/2018	—	(92,536)
USD	330,085	EUR	268,434	HSBC	2/14/2018	—	(3,425)
USD	51,089,482	EUR	43,922,476	Merrill Lynch	2/14/2018	—	(3,481,046)
USD	64,077	EUR	52,223	Morgan Stanley	2/14/2018	—	(807)
USD	2,304,515	EUR	1,942,334	Royal Bank of Scotland	2/14/2018	—	(108,696)
USD	395,817	EUR	334,174	UBS Warburg	2/14/2018	—	(19,371)
USD	8,037,702	EUR	6,800,000	JPMorgan Chase	3/12/2018	—	(424,811)
USD	278,365,476	EUR	233,000,000	Citibank N.A.	3/12/2018	—	(11,600,028)
USD	242,419,835	EUR	203,200,000	Merrill Lynch	3/12/2018	—	(10,459,952)
USD	40,036,819	EUR	33,900,000	BNP Paribas	3/20/2018	—	(2,176,804)
USD	95,607,785	EUR	79,200,000	Deutsche Bank	4/17/2018	—	(3,209,250)
USD	208,665,802	EUR	173,669,807	Citibank N.A.	4/18/2018	—	(8,034,312)
USD	38,801,935	EUR	32,286,704	Deutsche Bank	4/18/2018	—	(1,484,471)
USD	123,287,010	EUR	100,000,000	Barclays Capital	5/2/2018	—	(1,603,414)
USD	246,621,840	EUR	200,000,000	Goldman Sachs	5/2/2018	—	(3,159,008)
USD	123,324,710	EUR	100,000,000	Societe Generale	5/2/2018	—	(1,565,714)
USD	12,743,554	GBP	9,400,000	JPMorgan Chase	2/8/2018	—	(605,763)
USD	101,569,801	GBP	76,145,503	Merrill Lynch	2/8/2018	—	(6,567,481)
USD	18,168,124	GBP	13,780,292	Citibank N.A.	2/14/2018	—	(1,405,825)
USD	1,602,456	GBP	1,192,574	JPMorgan Chase	2/14/2018	—	(91,513)
USD	2,056,678	GBP	1,528,992	Royal Bank of Scotland	2/14/2018	—	(115,149)
USD	7,980	GBP	5,921	Societe Generale	2/14/2018	—	(431)
USD	56,490,579	GBP	43,000,000	Barclays Capital	2/21/2018	—	(4,602,519)
USD	62,218,454	GBP	46,440,000	HSBC	3/5/2018	—	(3,789,808)
USD	132,007,142	GBP	100,500,000	Citibank N.A.	3/7/2018	—	(10,853,071)
USD	48,941,968	GBP	36,120,000	JPMorgan Chase	3/8/2018	—	(2,404,733)
USD	110,792,074	GBP	81,600,000	JPMorgan Chase	3/12/2018	—	(5,228,025)
USD	62,615,609	GBP	46,440,000	Merrill Lynch	3/12/2018	—	(3,413,476)
USD	56,962,401	GBP	43,000,000	Merrill Lynch	3/22/2018	—	(4,203,185)
USD	22,104,481	GBP	16,336,370	HSBC	4/18/2018	—	(1,159,087)
USD	29,415,460	GBP	21,000,000	Citibank N.A.	5/2/2018	—	(505,180)
USD	875,377	HKD	6,841,221	Merrill Lynch	2/14/2018	$608	—
USD	28,447,752	HKD	221,595,243	Societe Generale	2/14/2018	112,972	—
USD	16,851,326	HKD	131,510,917	JPMorgan Chase	3/12/2018	25,328	—
USD	3,503,541	IDR	47,000,000,000	Merrill Lynch	5/2/2018	15,483	—
USD	85,682,461	INR	5,500,000,000	BNP Paribas	3/12/2018	—	(382,001)
USD	85,777,885	INR	5,500,000,000	BNP Paribas	3/23/2018	—	(171,962)
USD	31,101,781	INR	2,000,000,000	BNP Paribas	4/20/2018	—	(36,131)
USD	93,358,623	INR	6,000,000,000	UBS Warburg	4/20/2018	—	(55,113)
48	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	12,245,974	INR	790,000,000	BNP Paribas	5/2/2018	—	$(32,617)
USD	11,318,122	JPY	1,230,000,000	Citibank N.A.	2/7/2018	$48,488	—
USD	28,993,361	JPY	3,210,000,000	Deutsche Bank	2/7/2018	—	(417,635)
USD	11,404,585	JPY	1,240,000,000	HSBC	2/7/2018	43,328	—
USD	11,220,849	JPY	1,220,000,000	Morgan Stanley	2/7/2018	42,838	—
USD	37,266,127	JPY	4,235,072,090	BNP Paribas	2/14/2018	—	(1,550,397)
USD	1,336,827	JPY	148,996,164	Barclays Capital	2/14/2018	—	(28,796)
USD	734,837	JPY	82,513,837	Morgan Stanley	3/12/2018	—	(22,517)
USD	64,050,283	KRW	72,250,000,000	UBS Warburg	2/5/2018	—	(3,611,553)
USD	16,495,440	KRW	18,359,424,482	HSBC	2/13/2018	—	(699,814)
USD	29,546,065	KRW	33,000,000,000	Deutsche Bank	3/6/2018	—	(1,370,084)
USD	14,009,683	KRW	15,000,000,000	BNP Paribas	3/9/2018	—	(44,042)
USD	8,434,864	KRW	9,000,000,000	Citibank N.A.	3/9/2018	2,629	—
USD	30,053,468	KRW	33,500,000,000	JPMorgan Chase	3/9/2018	—	(1,333,184)
USD	29,945,472	KRW	33,500,000,000	Deutsche Bank	3/13/2018	—	(1,443,927)
USD	76,547,559	KRW	84,000,000,000	BNP Paribas	3/21/2018	—	(2,173,965)
USD	64,010,306	KRW	69,600,000,000	BNP Paribas	3/28/2018	—	(1,226,052)
USD	32,106,780	KRW	34,804,712,241	Barclays Capital	3/28/2018	—	(515,816)
USD	130,015,210	KRW	140,000,000,000	BNP Paribas	4/16/2018	—	(1,267,270)
USD	34,827,872	KRW	36,958,292,471	Barclays Capital	4/23/2018	164,837	—
USD	34,842,735	KRW	37,013,785,403	Deutsche Bank	4/23/2018	127,653	—
USD	34,890,358	KRW	37,013,785,403	JPMorgan Chase	4/23/2018	175,277	—
USD	38,798,712	KRW	41,250,000,000	BNP Paribas	5/4/2018	99,901	—
USD	5,166,012	MXN	99,000,000	Citibank N.A.	5/2/2018	—	(76,086)
USD	3,810,395	MYR	15,000,000	Barclays Capital	5/2/2018	—	(24,835)
USD	4,355,804	NOK	35,262,413	Goldman Sachs	3/9/2018	—	(223,051)
USD	6,312,005	NOK	52,350,000	Royal Bank of Scotland	3/12/2018	—	(486,429)
USD	5,071,260	RUB	290,000,000	Deutsche Bank	5/4/2018	—	(30,909)
USD	7,685,429	SEK	64,412,235	Citibank N.A.	2/14/2018	—	(494,786)
USD	582,445	SEK	4,881,228	Societe Generale	2/14/2018	—	(37,460)
USD	26,868,558	SEK	223,047,343	Citibank N.A.	3/9/2018	—	(1,500,098)
USD	7,544,914	SEK	62,932,484	Royal Bank of Scotland	3/12/2018	—	(461,143)
USD	280,123	SGD	376,560	JPMorgan Chase	2/14/2018	—	(6,997)
USD	77,172	SGD	105,167	Goldman Sachs	2/14/2018	—	(3,015)
USD	1,573,467	SGD	2,123,536	HSBC	2/14/2018	—	(45,689)
USD	308,010	SGD	417,327	JPMorgan Chase	2/14/2018	—	(10,193)
USD	6,517,038	SGD	8,880,922	Societe Generale	2/14/2018	—	(254,498)
USD	1,618,986	SGD	2,200,000	HSBC	3/9/2018	—	(59,229)
USD	998,343	SGD	1,345,000	JPMorgan Chase	3/12/2018	—	(27,728)
USD	17,442,055	TWD	520,000,000	Merrill Lynch	3/12/2018	—	(429,028)
						$38,373,372	$(136,377,534)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	49

WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Barclays Capital	FTSE 100 Index	GBP	7,640.00	Feb 2018	370	370	$28,781	$(10,532)
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	1,810	1,810	40,424	(224,096)
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	3,016	3,016	72,384	(373,222)
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	603	603	14,774	(74,606)
Barclays Capital	S&P 500 Index	USD	2,830.00	Feb 2018	3,789	3,789	140,193	(113,051)
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	7,560.00	Mar 2018	370	370	33,885	(33,885)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	22,780.00	Feb 2018	10,000	10,000	34,523	(29,155)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	31,886	(432)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	32,552	(1,697)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	33,660	(3,242)
Deutsche Bank AG	Nikkei 225 Index	JPY	23,150.00	Mar 2018	18,444	18,444	68,593	(68,593)
Goldman Sachs	S&P 500 Index	USD	2,685.00	Feb 2018	1,207	1,207	31,574	(167,544)
Goldman Sachs	S&P 500 Index	USD	2,843.00	Feb 2018	3,789	3,789	113,291	(77,384)
Goldman Sachs	S&P 500 Index	USD	2,865.00	Feb 2018	3,789	3,789	117,459	(58,379)
JPMorgan Chase Bank	Swiss Market Index	CHF	9,198.50	Mar 2018	7,743	7,743	1,679,355	(1,508,578)
JPMorgan Chase Bank	Swiss Market Index	CHF	9,234.25	Mar 2018	5,163	5,163	1,129,520	(883,668)
Merrill Lynch	S&P 500 Index	USD	2,840.00	Mar 2018	3,789	3,789	132,615	(132,615)
Morgan Stanley & Company, Inc.	FTSE 100 Index	GBP	7,647.00	Feb 2018	201	201	17,848	—
Morgan Stanley & Company, Inc.	Ibovespa Brasil Index	BRL	73,785.59	Feb 2018	645	645	546,908	(2,283,069)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	200	200	17,376	(1)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	200	200	17,837	(52)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	199	199	18,260	(241)
Societe Generale Paris	FTSE 100 Index	GBP	7,645.00	Feb 2018	370	370	26,172	(10,755)
Societe Generale Paris	Nikkei 225 Index	JPY	23,570.00	Feb 2018	18,444	18,444	66,310	(27,635)
Societe Generale Paris	Nikkei 225 Index	JPY	23,640.00	Feb 2018	18,444	18,444	63,305	(25,375)
UBS AG	FTSE 100 Index	GBP	7,675.00	Feb 2018	370	370	27,103	(8,518)
UBS AG	FTSE 100 Index	GBP	7,645.00	Feb 2018	370	370	32,524	(12,353)
UBS AG	Nikkei 225 Index	JPY	23,665.00	Feb 2018	18,444	18,444	66,695	(21,464)
50	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
UBS AG	Nikkei 225 Index	JPY	23,315.00	Feb 2018	18,444	18,444	$65,826	$(46,495)
UBS AG	S&P 500 Index	USD	2,720.00	Feb 2018	2,413	2,413	55,378	(250,330)
UBS AG	S&P 500 Index	USD	2,720.00	Feb 2018	3,017	3,017	74,671	(312,839)
UBS AG	S&P 500 Index	USD	2,850.00	Feb 2018	3,789	3,789	111,586	(78,640)
							$4,943,268	$(6,838,446)
Exchange-traded	S&P 500 Index	USD	2,815.00	Mar 2018	198	19,800	860,916	(1,020,690)
							$860,916	$(1,020,690)
Puts
Barclays Capital	FTSE 100 Index	GBP	7,640.00	Feb 2018	370	370	$50,859	$(89,388)
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	1,810	1,810	32,580	—
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	3,016	3,016	57,304	—
Barclays Capital	S&P 500 Index	USD	2,700.00	Feb 2018	603	603	11,759	(6)
Barclays Capital	S&P 500 Index	USD	2,830.00	Feb 2018	3,789	3,789	142,845	(137,091)
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	7,560.00	Mar 2018	370	370	58,171	(58,171)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	22,780.00	Feb 2018	10,000	10,000	34,550	—
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	31,886	(30,362)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	32,552	(31,629)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	23,425.00	Feb 2018	10,000	10,000	33,660	(33,175)
Deutsche Bank AG	Nikkei 225 Index	JPY	23,150.00	Mar 2018	18,444	18,444	67,579	(67,579)
Goldman Sachs	KOSPI 200 Index	KRW	322.00	Mar 2018	101,531,728	101,531,728	631,416	(172,493)
Goldman Sachs	KOSPI 200 Index	KRW	322.00	Mar 2018	196,210,163	196,210,163	1,221,271	(333,343)
Goldman Sachs	KOSPI 200 Index	KRW	322.00	Mar 2018	61,464,526	61,464,526	382,924	(104,423)
Goldman Sachs	KOSPI 200 Index	KRW	322.00	Mar 2018	317,671,768	317,671,768	1,977,824	(539,695)
Goldman Sachs	S&P 500 Index	USD	2,685.00	Feb 2018	1,207	1,207	23,537	—
Goldman Sachs	S&P 500 Index	USD	2,843.00	Feb 2018	3,789	3,789	113,670	(150,304)
Goldman Sachs	S&P 500 Index	USD	2,865.00	Feb 2018	3,789	3,789	119,354	(196,189)
JPMorgan Chase Bank	KOSPI 200 Index	KRW	321.60	Mar 2018	325,040,000	325,040,000	2,380,593	(532,055)
JPMorgan Chase Bank	KOSPI 200 Index	KRW	321.60	Mar 2018	57,360,000	57,360,000	419,479	(93,892)
Merrill Lynch	S&P 500 Index	USD	2,840.00	Mar 2018	3,789	3,789	133,752	(133,752)
Morgan Stanley & Company, Inc.	FTSE 100 Index	GBP	7,647.00	Feb 2018	201	201	16,973	(32,377)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	200	200	16,834	(42,911)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	200	200	17,268	(42,930)
Societe Generale Paris	FTSE 100 Index	GBP	7,685.00	Feb 2018	199	199	17,640	(42,872)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	51

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Societe Generale Paris	FTSE 100 Index	GBP	7,645.00	Feb 2018	370	370	$51,633	$(92,175)
Societe Generale Paris	Nikkei 225 Index	JPY	23,570.00	Feb 2018	18,444	18,444	67,862	(107,556)
Societe Generale Paris	Nikkei 225 Index	JPY	23,640.00	Feb 2018	18,444	18,444	65,675	(119,239)
UBS AG	FTSE 100 Index	GBP	7,675.00	Feb 2018	370	370	50,088	(105,634)
UBS AG	FTSE 100 Index	GBP	7,645.00	Feb 2018	370	370	53,605	(93,651)
UBS AG	Nikkei 225 Index	JPY	23,665.00	Feb 2018	18,444	18,444	66,779	(117,426)
UBS AG	Nikkei 225 Index	JPY	23,315.00	Feb 2018	18,444	18,444	68,537	(85,449)
UBS AG	S&P 500 Index	USD	2,720.00	Feb 2018	2,413	2,413	47,536	(52)
UBS AG	S&P 500 Index	USD	2,720.00	Feb 2018	3,017	3,017	60,038	(524)
UBS AG	S&P 500 Index	USD	2,850.00	Feb 2018	3,789	3,789	111,586	(158,108)
							$8,669,619	$(3,744,451)
Exchange-traded	S&P 500 Index	USD	2,745.00	Mar 2018	557	55,700	2,282,619	(1,244,895)
							$2,282,619	$(1,244,895)
							$16,756,422	$(12,848,482)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Deutsche Bank AG	2,535,000,000	CLP	CLICP	Fixed 4.020%	Semi-Annual	Semi-Annual	Sep 2027	—	$13,340	$13,340
Goldman Sachs	2,614,000,000	CLP	CLICP	Fixed 4.030%	Semi-Annual	Semi-Annual	Sep 2027	—	18,419	18,419
Goldman Sachs	3,601,000,000	CLP	CLICP	Fixed 4.038%	Semi-Annual	Semi-Annual	Sep 2027	—	27,361	27,361
								—	$59,120	$59,120
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.879%	Semi-Annual	Semi-Annual	Oct 2019	—	(601,558)	(601,558)
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.840%	Semi-Annual	Semi-Annual	Oct 2019	—	(498,834)	(498,834)
Centrally cleared	1,356,000,000	SEK	Fixed -0.213%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	219,421	219,421
Centrally cleared	904,000,000	SEK	Fixed -0.220%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	163,019	163,019
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.830%	Semi-Annual	Semi-Annual	Oct 2019	—	(267,124)	(267,124)
Centrally cleared	452,000,000	SEK	Fixed -0.222%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	92,032	92,032
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.775%	Semi-Annual	Semi-Annual	Nov 2019	—	(1,017,741)	(1,017,741)
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.800%	Semi-Annual	Semi-Annual	Nov 2019	—	(622,725)	(622,725)
Centrally cleared	1,356,000,000	SEK	Fixed -0.247%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	140,993	140,993
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.795%	Semi-Annual	Semi-Annual	Nov 2019	—	(639,982)	(639,982)
Centrally cleared	904,000,000	SEK	Fixed -0.245%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	87,552	87,552
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.775%	Semi-Annual	Semi-Annual	Nov 2019	—	(1,032,386)	(1,032,386)
Centrally cleared	904,000,000	SEK	Fixed -0.257%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	115,808	115,808
Centrally cleared	1,356,000,000	SEK	Fixed -0.249%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	151,881	151,881
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.780%	Semi-Annual	Semi-Annual	Nov 2019	—	(344,011)	(344,011)
52	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.800%	Semi-Annual	Semi-Annual	Nov 2019	—	$(321,227)	$(321,227)
Centrally cleared	452,000,000	SEK	Fixed -0.234%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	33,693	33,693
Centrally cleared	452,000,000	SEK	Fixed -0.222%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	19,570	19,570
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.810%	Semi-Annual	Semi-Annual	Nov 2019	—	(939,723)	(939,723)
Centrally cleared	1,356,000,000	SEK	Fixed -0.255%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	182,643	182,643
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.760%	Semi-Annual	Semi-Annual	Nov 2019	—	(392,756)	(392,756)
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.763%	Semi-Annual	Semi-Annual	Nov 2019	—	(391,505)	(391,505)
Centrally cleared	452,000,000	SEK	Fixed -0.245%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	60,349	60,349
Centrally cleared	452,000,000	SEK	Fixed -0.236%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	50,871	50,871
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.835%	Semi-Annual	Semi-Annual	Dec 2019	—	(315,035)	(315,035)
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.871%	Semi-Annual	Semi-Annual	Dec 2019	—	(277,917)	(277,917)
Centrally cleared	452,000,000	SEK	Fixed -0.212%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	26,514	26,514
Centrally cleared	452,000,000	SEK	Fixed -0.223%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	41,981	41,981
Centrally cleared	598,584,471	USD	3 month LIBOR	Fixed 2.020%	Semi-Annual	Quarterly	Apr 2021	—	(7,746,461)	(7,746,461)
Centrally cleared	149,646,117	USD	3 month LIBOR	Fixed 2.000%	Semi-Annual	Quarterly	Apr 2021	—	(1,993,406)	(1,993,406)
Centrally cleared	598,584,470	USD	3 month LIBOR	Fixed 2.020%	Semi-Annual	Quarterly	Apr 2021	—	(7,773,398)	(7,773,398)
Centrally cleared	163,184,942	USD	3 month LIBOR	Fixed 2.070%	Semi-Annual	Quarterly	Apr 2021	—	(1,962,234)	(1,962,234)
Centrally cleared	71,718,000	AUD	6 month BBSW	Fixed 2.565%	Semi-Annual	Semi-Annual	May 2021	—	(82,479)	(82,479)
Centrally cleared	71,718,000	AUD	6 month BBSW	Fixed 2.500%	Semi-Annual	Semi-Annual	May 2021	—	(157,485)	(157,485)
Centrally cleared	107,577,000	AUD	6 month BBSW	Fixed 2.486%	Semi-Annual	Semi-Annual	May 2021	—	(260,647)	(260,647)
Centrally cleared	107,577,024	AUD	6 month BBSW	Fixed 2.357%	Semi-Annual	Semi-Annual	May 2021	—	(478,263)	(478,263)
Centrally cleared	54,332,000	AUD	6 month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(229,276)	(229,276)
Centrally cleared	40,139,976	AUD	6 month BBSW	Fixed 2.385%	Semi-Annual	Semi-Annual	May 2021	—	(163,452)	(163,452)
Centrally cleared	61,938,000	AUD	6 month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(261,747)	(261,747)
Centrally cleared	497,000,000	USD	3 month LIBOR	Fixed 1.985%	Semi-Annual	Quarterly	Jun 2021	—	(6,894,881)	(6,894,881)
Centrally cleared	568,000,000	USD	3 month LIBOR	Fixed 1.985%	Semi-Annual	Quarterly	Jun 2021	—	(7,910,479)	(7,910,479)
Centrally cleared	213,000,000	USD	3 month LIBOR	Fixed 1.929%	Semi-Annual	Quarterly	Jun 2021	—	(3,191,251)	(3,191,251)
Centrally cleared	142,000,000	USD	3 month LIBOR	Fixed 1.955%	Semi-Annual	Quarterly	Jun 2021	—	(2,054,144)	(2,054,144)
Centrally cleared	91,140,000	AUD	6 month BBSW	Fixed 2.350%	Semi-Annual	Semi-Annual	Jun 2021	—	(447,482)	(447,482)
Centrally cleared	56,420,000	AUD	6 month BBSW	Fixed 2.325%	Semi-Annual	Semi-Annual	Jun 2021	—	(299,685)	(299,685)
Centrally cleared	43,400,000	AUD	6 month BBSW	Fixed 2.395%	Semi-Annual	Semi-Annual	Jun 2021	—	(186,193)	(186,193)
Centrally cleared	26,040,000	AUD	6 month BBSW	Fixed 2.456%	Semi-Annual	Semi-Annual	Jun 2021	—	(87,248)	(87,248)
Centrally cleared	295,000,000	AUD	6 month BBSW	Fixed 2.766%	Semi-Annual	Semi-Annual	Sep 2021	—	70,981	70,981
Centrally cleared	146,000,000	AUD	6 month BBSW	Fixed 2.725%	Semi-Annual	Semi-Annual	Oct 2021	—	(96,235)	(96,235)
Centrally cleared	195,390,000	AUD	6 month BBSW	Fixed 2.400%	Semi-Annual	Semi-Annual	Nov 2021	—	(1,170,356)	(1,170,356)
Centrally cleared	194,192,109	AUD	6 month BBSW	Fixed 2.386%	Semi-Annual	Semi-Annual	Dec 2021	—	(1,210,469)	(1,210,469)
Centrally cleared	116,649,891	AUD	6 month BBSW	Fixed 2.409%	Semi-Annual	Semi-Annual	Dec 2021	—	(686,401)	(686,401)
Centrally cleared	38,768,000	AUD	6 month BBSW	Fixed 2.446%	Semi-Annual	Semi-Annual	Dec 2021	—	(208,101)	(208,101)
Centrally cleared	51,750,000	CZK	Fixed 1.300%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	50,510	50,510
Centrally cleared	55,443,618	CZK	Fixed 1.548%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	24,557	24,557
Centrally cleared	111,556,382	CZK	Fixed 1.550%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	49,698	49,698
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	53

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	245,565,004	USD	Fixed 2.225%	3 month LIBOR	Semi-Annual	Quarterly	Apr 2024	—	$6,183,769	$6,183,769
Centrally cleared	61,391,001	USD	Fixed 2.208%	3 month LIBOR	Semi-Annual	Quarterly	Apr 2024	—	1,594,373	1,594,373
Centrally cleared	245,565,003	USD	Fixed 2.228%	3 month LIBOR	Semi-Annual	Quarterly	Apr 2024	—	6,151,133	6,151,133
Centrally cleared	64,478,992	USD	Fixed 2.279%	3 month LIBOR	Semi-Annual	Quarterly	Apr 2024	—	1,468,006	1,468,006
Centrally cleared	201,250,000	USD	Fixed 2.189%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2024	—	5,460,798	5,460,798
Centrally cleared	230,000,000	USD	Fixed 2.189%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2024	—	6,249,997	6,249,997
Centrally cleared	86,250,000	USD	Fixed 2.133%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2024	—	2,565,696	2,565,696
Centrally cleared	57,500,000	USD	Fixed 2.158%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2024	—	1,643,971	1,643,971
Centrally cleared	164,000,000	CZK	Fixed 1.020%	6 month PRIBOR	Annual	Semi-Annual	Jun 2024	—	387,008	387,008
Centrally cleared	24,600,000	USD	Fixed 2.575%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2027	—	108,375	108,375
Centrally cleared	8,460,000	USD	3 month LIBOR	Fixed 2.575%	Semi-Annual	Quarterly	Mar 2027	$181,978	(219,248)	(37,270)
Centrally cleared	13,640,000	USD	3 month LIBOR	Fixed 2.575%	Semi-Annual	Quarterly	Mar 2027	302,880	(362,971)	(60,091)
Centrally cleared	23,325,000	USD	Fixed 2.111%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2027	—	1,206,193	1,206,193
Centrally cleared	23,325,000	USD	Fixed 2.125%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2027	—	1,178,426	1,178,426
Centrally cleared	42,000,000	CAD	Fixed 2.357%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	741,489	741,489
Centrally cleared	28,000,000	CAD	Fixed 2.325%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	561,861	561,861
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.190%	Annual	Quarterly	Oct 2027	—	(426,456)	(426,456)
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.158%	Annual	Quarterly	Oct 2027	—	(355,861)	(355,861)
Centrally cleared	14,000,000	CAD	Fixed 2.356%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	250,553	250,553
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.212%	Annual	Quarterly	Oct 2027	—	(125,878)	(125,878)
Centrally cleared	42,000,000	CAD	Fixed 2.288%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	967,566	967,566
Centrally cleared	28,000,000	CAD	Fixed 2.301%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	619,940	619,940
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.166%	Annual	Quarterly	Nov 2027	—	(497,275)	(497,275)
Centrally cleared	28,000,000	CAD	Fixed 2.280%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	667,048	667,048
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.156%	Annual	Quarterly	Nov 2027	—	(352,337)	(352,337)
Centrally cleared	42,000,000	CAD	Fixed 2.257%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	1,069,283	1,069,283
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.130%	Annual	Quarterly	Nov 2027	—	(407,994)	(407,994)
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.133%	Annual	Quarterly	Nov 2027	—	(601,602)	(601,602)
Centrally cleared	14,000,000	CAD	Fixed 2.266%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	347,938	347,938
Centrally cleared	14,000,000	CAD	Fixed 2.297%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	316,545	316,545
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.154%	Annual	Quarterly	Nov 2027	—	(182,652)	(182,652)
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.175%	Annual	Quarterly	Nov 2027	—	(161,061)	(161,061)
Centrally cleared	42,000,000	CAD	Fixed 2.312%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	907,912	907,912
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.152%	Annual	Quarterly	Nov 2027	—	(557,681)	(557,681)
Centrally cleared	14,000,000	CAD	Fixed 2.195%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	428,518	428,518
Centrally cleared	14,000,000	CAD	Fixed 2.209%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	414,852	414,852
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.090%	Annual	Quarterly	Nov 2027	—	(260,049)	(260,049)
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	(240,470)	(240,470)
Centrally cleared	14,000,000	CAD	Fixed 2.268%	3 month CDOR	Semi-Annual	Semi-Annual	Dec 2027	—	355,825	355,825
Centrally cleared	14,000,000	CAD	Fixed 2.285%	3 month CDOR	Semi-Annual	Semi-Annual	Dec 2027	—	339,799	339,799
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	(243,770)	(243,770)
54	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	$(244,581)	$(244,581)
Centrally cleared	1,813,100,000	JPY	6 month LIBOR	Fixed 0.401%	Semi-Annual	Semi-Annual	Aug 2029	—	(146,732)	(146,732)
Centrally cleared	3,626,200,000	JPY	6 month LIBOR	Fixed 0.404%	Semi-Annual	Semi-Annual	Aug 2029	—	(286,426)	(286,426)
Centrally cleared	3,626,200,000	JPY	6 month LIBOR	Fixed 0.387%	Semi-Annual	Semi-Annual	Aug 2029	—	(341,631)	(341,631)
Centrally cleared	5,439,400,000	JPY	6 month LIBOR	Fixed 0.387%	Semi-Annual	Semi-Annual	Aug 2029	—	(513,846)	(513,846)
Centrally cleared	7,492,700,000	JPY	6 month LIBOR	Fixed 0.390%	Semi-Annual	Semi-Annual	Aug 2029	—	(694,377)	(694,377)
Centrally cleared	7,252,400,000	JPY	6 month LIBOR	Fixed 0.393%	Semi-Annual	Semi-Annual	Aug 2029	—	(652,337)	(652,337)
Centrally cleared	1,813,100,000	JPY	6 month LIBOR	Fixed 0.384%	Semi-Annual	Semi-Annual	Aug 2029	—	(178,242)	(178,242)
Centrally cleared	1,813,100,000	JPY	6 month LIBOR	Fixed 0.380%	Semi-Annual	Semi-Annual	Aug 2029	—	(185,181)	(185,181)
Centrally cleared	1,813,100,000	JPY	6 month LIBOR	Fixed 0.335%	Semi-Annual	Semi-Annual	Aug 2029	—	(259,283)	(259,283)
Centrally cleared	5,439,300,000	JPY	6 month LIBOR	Fixed 0.370%	Semi-Annual	Semi-Annual	Aug 2029	—	(604,945)	(604,945)
Centrally cleared	7,252,500,000	JPY	6 month LIBOR	Fixed 0.370%	Semi-Annual	Semi-Annual	Sep 2029	—	(813,839)	(813,839)
Centrally cleared	3,626,200,000	JPY	6 month LIBOR	Fixed 0.370%	Semi-Annual	Semi-Annual	Sep 2029	—	(408,013)	(408,013)
Centrally cleared	3,626,200,000	JPY	6 month LIBOR	Fixed 0.353%	Semi-Annual	Semi-Annual	Sep 2029	—	(466,497)	(466,497)
Centrally cleared	3,866,500,000	JPY	6 month LIBOR	Fixed 0.357%	Semi-Annual	Semi-Annual	Sep 2029	—	(482,447)	(482,447)
Centrally cleared	5,421,700,000	JPY	6 month LIBOR	Fixed 0.442%	Semi-Annual	Semi-Annual	Oct 2029	—	(303,371)	(303,371)
Centrally cleared	5,421,700,000	JPY	6 month LIBOR	Fixed 0.440%	Semi-Annual	Semi-Annual	Oct 2029	—	(315,037)	(315,037)
Centrally cleared	5,421,700,000	JPY	6 month LIBOR	Fixed 0.429%	Semi-Annual	Semi-Annual	Oct 2029	—	(370,346)	(370,346)
Centrally cleared	3,614,400,000	JPY	6 month LIBOR	Fixed 0.434%	Semi-Annual	Semi-Annual	Oct 2029	—	(231,296)	(231,296)
Centrally cleared	3,614,500,000	JPY	6 month LIBOR	Fixed 0.433%	Semi-Annual	Semi-Annual	Oct 2029	—	(235,421)	(235,421)
Centrally cleared	1,606,000,000	JPY	6 month LIBOR	Fixed 0.434%	Semi-Annual	Semi-Annual	Oct 2029	—	(104,428)	(104,428)
Centrally cleared	43,700,000	USD	Fixed 2.338%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2037	—	3,312,144	3,312,144
Centrally cleared	24,000,000	USD	3 month LIBOR	Fixed 2.338%	Semi-Annual	Quarterly	Jun 2037	$(860,193)	(958,834)	(1,819,027)
Centrally cleared	4,600,000	USD	3 month LIBOR	Fixed 2.338%	Semi-Annual	Quarterly	Jun 2037	(124,922)	(223,895)	(348,817)
Centrally cleared	21,850,000	USD	Fixed 2.345%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2037	—	1,632,491	1,632,491
Centrally cleared	21,850,000	USD	Fixed 2.358%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2037	—	1,588,472	1,588,472
Centrally cleared	19,000,000	USD	3 month LIBOR	Fixed 2.345%	Semi-Annual	Quarterly	Jun 2037	(450,478)	(969,079)	(1,419,557)
Centrally cleared	926,800,000	JPY	Fixed 0.815%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	131,410	131,410
Centrally cleared	1,853,500,000	JPY	Fixed 0.820%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	248,057	248,057
Centrally cleared	1,853,400,000	JPY	Fixed 0.802%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	307,002	307,002
Centrally cleared	2,780,200,000	JPY	Fixed 0.801%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	466,484	466,484
Centrally cleared	3,829,200,000	JPY	Fixed 0.809%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	595,731	595,731
Centrally cleared	3,706,900,000	JPY	Fixed 0.806%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	595,206	595,206
Centrally cleared	926,700,000	JPY	Fixed 0.804%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	152,211	152,211
Centrally cleared	926,700,000	JPY	Fixed 0.763%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	219,031	219,031
Centrally cleared	926,700,000	JPY	Fixed 0.810%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	142,573	142,573
Centrally cleared	2,780,200,000	JPY	Fixed 0.803%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	464,337	464,337
Centrally cleared	3,707,000,000	JPY	Fixed 0.801%	6 month LIBOR	Semi-Annual	Semi-Annual	Sep 2039	—	633,925	633,925
Centrally cleared	1,853,500,000	JPY	Fixed 0.802%	6 month LIBOR	Semi-Annual	Semi-Annual	Sep 2039	—	315,404	315,404
Centrally cleared	1,853,400,000	JPY	Fixed 0.785%	6 month LIBOR	Semi-Annual	Semi-Annual	Sep 2039	—	370,612	370,612
Centrally cleared	1,975,800,000	JPY	Fixed 0.789%	6 month LIBOR	Semi-Annual	Semi-Annual	Sep 2039	—	381,854	381,854
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	55

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,764,900,000	JPY	Fixed 0.872%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	$168,612	$168,612
Centrally cleared	2,764,800,000	JPY	Fixed 0.869%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	183,740	183,740
Centrally cleared	2,764,800,000	JPY	Fixed 0.855%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	250,129	250,129
Centrally cleared	1,843,300,000	JPY	Fixed 0.861%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	148,253	148,253
Centrally cleared	1,843,200,000	JPY	Fixed 0.863%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	141,991	141,991
Centrally cleared	819,000,000	JPY	Fixed 0.863%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	64,242	64,242
Centrally cleared	31,500,000	USD	Fixed 2.166%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2046	—	4,011,738	4,011,738
Centrally cleared	18,500,000	USD	3 month LIBOR	Fixed 2.166%	Semi-Annual	Quarterly	Mar 2046	$(1,423,386)	(932,714)	(2,356,100)
Centrally cleared	31,000,000	USD	Fixed 2.808%	3 month LIBOR	Semi-Annual	Quarterly	Mar 2047	—	(190,111)	(190,111)
Centrally cleared	11,000,000	USD	3 month LIBOR	Fixed 2.808%	Semi-Annual	Quarterly	Mar 2047	646,062	(578,603)	67,459
								$(1,728,059)	$(9,606,518)	$(11,334,577)
								$(1,728,059)	$(9,547,398)	$(11,275,457)

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	3,679,037	Apr 2018	Goldman Sachs	—	$(82,508)	$(82,508)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	2,742,721	Apr 2018	Goldman Sachs	—	(61,509)	(61,509)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	2,249,442	Apr 2018	Goldman Sachs	—	(50,447)	(50,447)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	9,744,539	Apr 2018	Goldman Sachs	—	(218,535)	(218,535)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	669,124	Apr 2018	Goldman Sachs	—	(15,006)	(15,006)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	3,873,152	Apr 2018	Goldman Sachs	—	(86,861)	(86,861)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.05%	Monthly	USD	5,460,322	Apr 2018	Goldman Sachs	—	(122,456)	(122,456)
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.30%	Monthly	USD	4,042,609	Sep 2018	JPMorgan Chase Bank	—	113,040	113,040
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.30%	Monthly	USD	8,086,279	Oct 2018	JPMorgan Chase Bank	—	238,202	238,202
Pay	Samsung Electronics Co., Ltd.	1 Month USD LIBOR + 0.30%	Monthly	USD	3,832,286	Oct 2018	JPMorgan Chase Bank	—	(93,684)	(93,684)
Pay	Ibovespa Brasil Index	1 Month USD LIBOR + 0.35%	Quarterly	USD	5,819,801	Dec 2018	Morgan Stanley & Company, Inc.	—	(1,009,416)	(1,009,416)
Pay	Ibovespa Brasil Index	1 Month USD LIBOR + 0.35%	Quarterly	USD	37,871,235	Dec 2018	Morgan Stanley & Company, Inc.	—	(7,011,410)	(7,011,410)
Pay	Ibovespa Brasil Index	1 Month USD LIBOR + 0.35%	Quarterly	USD	36,752,160	Dec 2018	Morgan Stanley & Company, Inc.	—	(8,134,984)	(8,134,984)
								—	$(16,535,574)	$(16,535,574)
56	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Variance swaps
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	226,260	$ 293,254	Pay	22.450%	At maturity	Dec 2018	—	$ 2,469,935	$ 2,469,935
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	250,000	312,024	Pay	20.150%	At maturity	Dec 2018	—	2,085,417	2,085,417
BNP Paribas Securities Corp.	Hang Seng Index	HKD	2,278,000	293,674	Receive	31.400%	At maturity	Dec 2018	—	(2,603,232)	(2,603,232)
BNP Paribas Securities Corp.	Hang Seng Index	HKD	2,430,000	313,239	Receive	29.300%	At maturity	Dec 2018	—	(2,117,698)	(2,117,698)
JPMorgan Chase Bank	FTSE 100 Index	GBP	190,000	237,405	Pay	22.550%	At maturity	Dec 2018	—	2,081,428	2,081,428
JPMorgan Chase Bank	FTSE 100 Index	GBP	47,300	59,180	Pay	19.870%	At maturity	Dec 2018	—	380,173	380,173
JPMorgan Chase Bank	FTSE 100 Index	GBP	46,200	57,882	Pay	19.680%	At maturity	Dec 2018	—	361,867	361,867
JPMorgan Chase Bank	Hang Seng Index	HKD	1,846,500	238,075	Receive	31.550%	At maturity	Dec 2018	—	(2,093,532)	(2,093,532)
JPMorgan Chase Bank	Hang Seng Index	HKD	455,000	58,644	Receive	29.260%	At maturity	Dec 2018	—	(394,234)	(394,234)
JPMorgan Chase Bank	Hang Seng Index	HKD	447,000	57,606	Receive	29.290%	At maturity	Dec 2018	—	(388,293)	(388,293)
Societe Generale Paris	FTSE 100 Index	GBP	300,000	398,878	Pay	22.750%	At maturity	Dec 2018	—	3,349,657	3,349,657
Societe Generale Paris	FTSE 100 Index	GBP	185,000	225,458	Pay	21.250%	At maturity	Dec 2018	—	1,759,827	1,759,827
Societe Generale Paris	FTSE 100 Index	GBP	160,000	202,537	Pay	20.150%	At maturity	Dec 2018	—	1,336,665	1,336,665
Societe Generale Paris	Hang Seng Index	HKD	3,088,550	398,245	Receive	32.250%	At maturity	Dec 2018	—	(3,717,025)	(3,717,025)
Societe Generale Paris	Hang Seng Index	HKD	1,750,000	225,672	Receive	30.350%	At maturity	Dec 2018	—	(1,733,693)	(1,733,693)
Societe Generale Paris	Hang Seng Index	HKD	1,561,040	201,179	Receive	29.250%	At maturity	Dec 2018	—	(1,358,635)	(1,358,635)
				$3,572,952					—	$ (581,373)	$ (581,373)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	57

GBP	Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	U.S. Dollar

Derivatives Abbreviations
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CLICP	Sinacofi Chile Interbank Rate Average
LIBOR	London Interbank Offered Rate
PRIBOR	Prague Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate
At 1-31-18, the aggregate cost of investments for federal income tax purposes was $4,339,530,373. Net unrealized appreciation aggregated to $290,837,545, of which $458,937,082 related to gross unrealized appreciation and $168,099,537 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
58	JOHN HANCOCK Global ABSOLUTE RETURN STRATEGIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-18 (unaudited)

Assets
Investments, at value (Cost $4,333,492,716)	$4,757,448,483
Receivable for futures variation margin	12,366,172
Unrealized appreciation on forward foreign currency contracts	38,373,372
Receivable for centrally cleared swaps	1,034,806
Swap contracts, at value	14,235,331
Foreign currency, at value (Cost $1,640,134)	1,640,669
Cash held at broker for futures contracts	153,027,698
Cash segregated at custodian for OTC derivative contracts	13,334,448
Receivable for investments sold	52,026,549
Receivable for fund shares sold	9,589,415
Dividends and interest receivable	21,555,561
Other receivables and prepaid expenses	275,891
Total assets	5,074,908,395
Liabilities
Unrealized depreciation on forward foreign currency contracts	136,377,534
Written options, at value (Premium received $16,756,422)	12,848,482
Swap contracts, at value	31,293,158
Payable for investments purchased	77,998,577
Payable for fund shares repurchased	5,740,929
Payable to affiliates
Accounting and legal services fees	192,622
Transfer agent fees	334,783
Distribution and service fees	411
Trustees' fees	13,035
Other liabilities and accrued expenses	746,655
Total liabilities	265,546,186
Net assets	$4,809,362,209
Net assets consist of
Paid-in capital	$5,176,887,468
Accumulated distributions in excess of net investment income	(124,017,347)
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts, options written, foreign currency transactions and swap contracts	(559,711,005)
Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts, options written, translation of assets and liabilities in foreign currencies and swap contracts	316,203,093
Net assets	$4,809,362,209

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       59

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset value and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($145,041,311 ÷ 13,701,081 shares)[1]	$10.59
Class C ($126,602,261 ÷ 12,124,819 shares)[1]	$10.44
Class I ($3,070,712,992 ÷ 287,761,966 shares)	$10.67
Class R2 ($1,986,317 ÷ 188,258 shares)	$10.55
Class R6 ($615,485,510 ÷ 57,570,684 shares)	$10.69
Class NAV ($849,533,818 ÷ 79,543,067 shares)	$10.68
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$11.15

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       60

STATEMENT OF OPERATIONS   For the six months ended 1-31-18 (unaudited)

Investment income
Interest	$39,812,248
Dividends	20,854,800
Less foreign taxes withheld	(961,843)
Total investment income	59,705,205
Expenses
Investment management fees	30,129,368
Distribution and service fees	977,332
Accounting and legal services fees	401,824
Transfer agent fees	1,992,115
Trustees' fees	34,621
State registration fees	56,106
Printing and postage	129,190
Professional fees	142,296
Custodian fees	691,050
Other	89,776
Total expenses	34,643,678
Less expense reductions	(242,869)
Net expenses	34,400,809
Net investment income	25,304,396
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	213,226,466
Futures contracts	(29,165,970)
Forward foreign currency contracts	(106,361,852)
Written options	8,162,103
Swap contracts	(49,623)
85,811,124
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	74,996,339
Futures contracts	6,776,616
Forward foreign currency contracts	(23,863,818)
Written options	1,366,055
Swap contracts	(27,781,443)
31,493,749
Net realized and unrealized gain	117,304,873
Increase in net assets from operations	$142,609,269

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       61

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-18	Year ended 7-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$25,304,396	$63,729,834
Net realized gain (loss)	85,811,124	(315,368,090)
Change in net unrealized appreciation (depreciation)	31,493,749	490,988,914
Increase in net assets resulting from operations	142,609,269	239,350,658
From fund share transactions	(801,107,340)	(3,204,743,026)
Total decrease	(658,498,071)	(2,965,392,368)
Net assets
Beginning of period	5,467,860,280	8,433,252,648
End of period	$4,809,362,209	$5,467,860,280
Accumulated distributions in excess of net investment income	($124,017,347)	($149,321,743)

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

Class A Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.30		$9.94	$11.27	$11.25	$10.84	$10.59
Net investment income[2]	0.04		0.06	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.25		0.30	(0.69)	0.53	0.50	0.33
Total from investment operations	0.29		0.36	(0.65)	0.56	0.53	0.35
Less distributions
From net investment income	—		—	(0.68)	(0.54)	(0.12)	(0.03)
From net realized gain	—		—	—	—	—	(0.07)
Total distributions	—		—	(0.68)	(0.54)	(0.12)	(0.10)
Net asset value, end of period	$10.59		$10.30	$9.94	$11.27	$11.25	$10.84
Total return (%)[3,4]	2.82	[5]	3.62	(6.00)	5.15	4.94	3.28
Ratios and supplemental data
Net assets, end of period (in millions)	$145		$194	$1,047	$1,080	$971	$1,161
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	[6]	1.65	1.64	1.67	1.72	1.80
Expenses including reductions	1.64	[6]	1.64	1.63	1.66	1.71	1.80
Net investment income	0.71	[6]	0.57	0.34	0.23	0.27	0.18
Portfolio turnover (%)	24		59	80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Class C Shares Period ended	1-31-18	[1]	7-31-17		7-31-16	7-31-15	7-31-14	7-31-13 [2]
Per share operating performance
Net asset value, beginning of period	$10.19		$9.91		$11.23	$11.21	$10.80	$10.61
Net investment income (loss)[3]	—	[4]	—	[4]	(0.04)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.25		0.28		(0.67)	0.53	0.51	0.32
Total from investment operations	0.25		0.28		(0.71)	0.48	0.46	0.26
Less distributions
From net investment income	—		—		(0.61)	(0.46)	(0.05)	—
From net realized gain	—		—		—	—	—	(0.07)
Total distributions	—		—		(0.61)	(0.46)	(0.05)	(0.07)
Net asset value, end of period	$10.44		$10.19		$9.91	$11.23	$11.21	$10.80
Total return (%)[5,6]	2.45	[7]	2.83		(6.61)	4.43	4.24	2.50
Ratios and supplemental data
Net assets, end of period (in millions)	$127		$162		$309	$293	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.35	[8]	2.35		2.34	2.37	2.42	2.53
Expenses including reductions	2.34	[8]	2.34		2.33	2.36	2.41	2.52
Net investment income (loss)	—	[8,9]	(0.05)		(0.35)	(0.45)	(0.43)	(0.55)
Portfolio turnover (%)	24		59		80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	The inception date for Class C shares is 8-1-12.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS
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Class I Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.36		$9.97	$11.30	$11.29	$10.87	$10.62
Net investment income[2]	0.05		0.10	0.07	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.26		0.29	(0.68)	0.53	0.51	0.33
Total from investment operations	0.31		0.39	(0.61)	0.59	0.58	0.39
Less distributions
From net investment income	—		—	(0.72)	(0.58)	(0.16)	(0.07)
From net realized gain	—		—	—	—	—	(0.07)
Total distributions	—		—	(0.72)	(0.58)	(0.16)	(0.14)
Net asset value, end of period	$10.67		$10.36	$9.97	$11.30	$11.29	$10.87
Total return (%)[3]	2.99	[4]	3.91	(5.67)	5.38	5.37	3.65
Ratios and supplemental data
Net assets, end of period (in millions)	$3,071		$3,481	$5,316	$5,093	$3,495	$1,740
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	[5]	1.33	1.32	1.36	1.39	1.43
Expenses including reductions	1.34	[5]	1.33	1.31	1.34	1.38	1.42
Net investment income	1.00	[5]	1.01	0.67	0.56	0.63	0.58
Portfolio turnover (%)	24		59	80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R2 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.27		$9.92	$11.25	$11.24	$10.83	$10.58
Net investment income (loss)[2]	0.03		0.08	0.01	(0.01)	— [3]	— [3]
Net realized and unrealized gain (loss) on investments	0.25		0.27	(0.66)	0.53	0.50	0.32
Total from investment operations	0.28		0.35	(0.65)	0.52	0.50	0.32
Less distributions
From net investment income	—		—	(0.68)	(0.51)	(0.09)	—
From net realized gain	—		—	—	—	—	(0.07)
Total distributions	—		—	(0.68)	(0.51)	(0.09)	(0.07)
Net asset value, end of period	$10.55		$10.27	$9.92	$11.25	$11.24	$10.83
Total return (%)[4]	2.73	[5]	3.53	(6.08)	4.75	4.67	3.08
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$2	$3	$5	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.74	[6]	1.72	1.75	1.99	2.85	8.88
Expenses including reductions	1.73	[6]	1.71	1.74	1.97	2.00	2.00
Net investment income (loss)	0.61	[6]	0.78	0.09	(0.06)	0.02	(0.01)
Portfolio turnover (%)	24		59	80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.38		$9.97	$11.30	$11.29	$10.86	$10.60
Net investment income[2]	0.06		0.11	0.09	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.25		0.30	(0.69)	0.51	0.50	0.34
Total from investment operations	0.31		0.41	(0.60)	0.60	0.59	0.39
Less distributions
From net investment income	—		—	(0.73)	(0.59)	(0.16)	(0.06)
From net realized gain	—		—	—	—	—	(0.07)
Total distributions	—		—	(0.73)	(0.59)	(0.16)	(0.13)
Net asset value, end of period	$10.69		$10.38	$9.97	$11.30	$11.29	$10.86
Total return (%)[3]	2.99	[4]	4.11	(5.55)	5.51	5.44	3.66
Ratios and supplemental data
Net assets, end of period (in millions)	$615		$693	$639	$557	$196	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	[5]	1.24	1.23	1.26	1.33	1.51
Expenses including reductions	1.24	[5]	1.22	1.20	1.23	1.28	1.50
Net investment income	1.10	[5]	1.08	0.81	0.77	0.78	0.51
Portfolio turnover (%)	24		59	80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Class NAV Shares Period ended	1-31-18	[1]	7-31-17	7-31-16	7-31-15	7-31-14	7-31-13
Per share operating performance
Net asset value, beginning of period	$10.37		$9.96	$11.29	$11.28	$10.86	$10.61
Net investment income[2]	0.06		0.11	0.08	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.25		0.30	(0.68)	0.52	0.51	0.32
Total from investment operations	0.31		0.41	(0.60)	0.60	0.59	0.40
Less distributions
From net investment income	—		—	(0.73)	(0.59)	(0.17)	(0.08)
From net realized gain	—		—	—	—	—	(0.07)
Total distributions	—		—	(0.73)	(0.59)	(0.17)	(0.15)
Net asset value, end of period	$10.68		$10.37	$9.96	$11.29	$11.28	$10.86
Total return (%)[3]	2.99	[4]	4.12	(5.56)	5.51	5.50	3.78
Ratios and supplemental data
Net assets, end of period (in millions)	$850		$936	$1,119	$1,260	$835	$673
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	[5]	1.22	1.21	1.24	1.26	1.29
Expenses including reductions	1.23	[5]	1.22	1.20	1.23	1.26	1.29
Net investment income	1.11	[5]	1.12	0.75	0.68	0.72	0.73
Portfolio turnover (%)	24		59	80	80	56	106

[1]	Six months ended 1-31-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors.Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

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factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2018, by major security category or type:

	Total value at 1-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,891,846,444	$340,928,330	$1,550,192,958	$725,156
U.S. Government and Agency obligations	550,073,974	—	550,073,974	—
Foreign government obligations	355,014,413	—	355,014,413	—
Corporate bonds	644,205,238	—	644,205,238	—
Purchased options	165,759,027	149,839,468	15,919,559	—
Rights	12,940	—	12,940	—
Short-term investments	1,150,536,447	36,635,673	1,113,900,774	—
Total investments in securities	$4,757,448,483	$527,403,471	$4,229,319,856	$725,156
Derivatives:
Assets
Futures	$50,652,141	$40,618,526	$10,033,615	—
Forward foreign currency contracts	38,373,372	—	38,373,372	—
Swap contracts	74,597,386	—	74,597,386	—
Liabilities
Futures	(38,487,658)	(38,487,658)	—	—
Forward foreign currency contracts	(136,377,534)	—	(136,377,534)	—
Written options	(12,848,482)	(2,265,585)	(10,582,897)	—
Swap contracts	(102,989,790)	—	(102,989,790)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2018 were $6,112.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2017, the fund has a short-term capital loss carryforward of $558,138,913 and a long-term capital loss carryforward of $78,865,063 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, amortization and accretion on debt securities, investments in passive foreign investment companies, wash sale loss deferrals and treasury inflation protected securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

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Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund of investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2018, the fund used futures contracts to to manage against anticipated changes in securities markets and interest rates,gain exposure to certain securities markets and foreign bond markets,and maintain diversity of the fund. The fund held futures contracts with notional values up to $5.3 billion, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $5.0 billion to $5.9 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks

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related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. Use the following disclosure only when fund has written/purchased options: If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended January 31, 2018, the fund used purchased options contracts to maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $105.6 million to $165.8 million, as measured at each quarter end.

During the six months ended January 31, 2018, the fund wrote option contracts to manage against anticipated changes in securities markets and gain exposure to certain securities markets. The fund held written options contracts with market values ranging from $9.1 million to $12.8 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended January 31, 2018, the fund used interest rate swap contracts to manage duration of the fund,manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging from $6.8 billion to $10.2 billion, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the

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Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the six months ended January 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $53.2 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the six months ended January 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $26.6 million to $53.2 million, as measured at each quarter end.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the six months ended January 31, 2018, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging from $124.8 million to $427.8 million, as measured at each quarter end.

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price

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During the six months ended January 31, 2018, the fund used variance swaps to maintain diversity of the fund and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $3.6 million to $9.4 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$33,003,108	($23,521,525)
Interest rate	Receivable/payable for futures	Futures†	17,649,033	(14,966,133)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	38,373,372	(136,377,534)
Equity	Investments, at value*	Purchased options	165,759,027	—
Equity	Written options, at value	Written options	—	(12,848,483)
Equity	Swap contracts, at value	Variance swaps^	13,824,969	(14,406,342)
Equity	Swap contracts, at value	Total return swaps^	351,242	(16,886,816)
Interest rate	Swap contracts, at value	Interest rate swaps^	60,421,175	(71,696,632)
			$329,381,926	($290,703,465)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments.
^ Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$38,373,372	($136,377,534)
Purchase options	15,919,559	—
Written options	—	(10,582,897)
Interest rate swaps	59,120	—
Total return swaps	351,242	(16,886,816)
Variance swaps	13,824,969	(14,406,342)
	$68,528,262	($178,253,589)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays	($7,632,535)	—	$6,740,206	($892,329)
BNP Paribas	7,234,407	$7,234,407	—	—
Citibank N.A.	(33,467,021)	—	32,003,962	(1,463,059)
Deutsche Bank	(8,546,855)	—	7,021,395	(1,525,460)
Goldman Sachs	2,734,552	2,540,000	—	194,552
HSBC	(12,367,980)	—	11,242,174	(1,125,806)
JPMorgan Chase	3,948,435	905,000	—	3,043,435
Merrill Lynch	(31,165,210)	—	29,294,497	(1,870,713)

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Morgan Stanley	($19,494,066)	—	$19,135,173	($358,893)
Royal Bank of Canada	(1,158,915)	—	—	(1,158,915)
Royal Bank of Scotland	(1,156,665)	$3,287,000	—	(4,443,665)
Societe General	(2,799,981)	—	2,068,513	(731,468)
UBS AG	(5,853,493)	—	5,349,030	(504,463)
Totals	($109,725,327)	$13,966,407	$112,854,950	($10,836,784)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Written options	Swap contracts	Forward foreign currency contracts	Total
Credit	—	—	—	$1,062,346	—	$1,062,346
Equity	$4,853,407	$52,904	$8,162,103	(16,109,537)	—	(3,041,123)
Foreign currency	—	—	—	—	($106,361,852)	(106,361,852)
Interest rate	—	(29,218,874)	—	14,997,568	—	(14,221,306)
Total	$4,853,407	($29,165,970)	$8,162,103	($49,623)	($106,361,852)	($122,561,935)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Written options	Swap contracts	Forward foreign currency contracts	Total
Credit	—	—	—	($638,730)	—	($638,730)
Equity	$91,470,422	$107,232	$1,366,055	1,829,604	—	94,773,313
Foreign currency	—	—	—	—	($23,863,818)	(23,863,818)
Interest rate	—	6,669,384	—	(28,972,317)	—	(22,302,933)
Total	$91,470,422	$6,776,616	$1,366,055	($27,781,443)	($23,863,818)	$47,967,832
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.300% of the first $200 million of the fund's average daily net assets; and (b) 1.250% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.200% of the first $3.0 billion of the fund's average daily net assets; (b) 1.150% of the next $2.5 billion of the fund's average daily net assets; (c) 1.120% of the next $1.5 billion of the fund's average daily net assets; (d) 1.100% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.070% of the fund's average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average annual net assets attributable to the class.

For the six months ended January 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$6,965	Class R6	$55,746
Class C	6,070	Class NAV	36,542
Class I	137,455	Total	$242,869
Class R2	91

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2018 were equivalent to a net annual effective rate of 1.17% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of

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distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $27,644 for the six months ended January 31, 2018. Of this amount, $4,539 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $23,062 was paid as sales commissions to broker-dealers and $43 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2018, CDSCs received by the Distributor amounted to $0 and $2,058 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$248,936	$90,213
Class C	723,099	78,629
Class I	—	1,782,079
Class R2	5,297	135
Class R6	—	41,059
Total	$977,332	$1,992,115

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       79

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2018 and for the year ended July 31, 2017 were as follows:

		Six months ended 1-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,717,620	$17,871,985	7,965,812	$79,825,732
Repurchased	(6,810,525)	(70,606,738)	(94,506,235)	(949,196,717)
Net decrease	(5,092,905)	($52,734,753)	(86,540,423)	($869,370,985)
Class C shares
Sold	204,745	$2,094,386	1,135,798	$11,315,724
Repurchased	(3,962,644)	(40,548,196)	(16,417,457)	(163,982,229)
Net decrease	(3,757,899)	($38,453,810)	(15,281,659)	($152,666,505)
Class I shares
Sold	29,428,072	$307,957,556	121,325,105	$1,227,185,352
Repurchased	(77,592,588)	(809,787,772)	(318,554,997)	(3,212,025,393)
Net decrease	(48,164,516)	($501,830,216)	(197,229,892)	($1,984,840,041)
Class R2 shares
Sold	9,594	$98,835	50,357	$504,542
Repurchased	(44,182)	(457,220)	(153,082)	(1,528,081)
Net decrease	(34,588)	($358,385)	(102,725)	($1,023,539)
Class R6 shares
Sold	3,789,637	$39,763,603	23,519,574	$239,268,995
Repurchased	(12,975,636)	(135,697,057)	(20,850,284)	(210,607,208)
Net increase (decrease)	(9,185,999)	($95,933,454)	2,669,290	$28,661,787
Class NAV shares
Sold	491,297	$5,118,566	1,996,155	$20,045,886
Repurchased	(11,262,144)	(116,915,288)	(24,037,659)	(245,549,629)
Net decrease	(10,770,847)	($111,796,722)	(22,041,504)	($225,503,743)
Total net decrease	(77,006,754)	($801,107,340)	(318,526,913)	($3,204,743,026)

Affiliates of the Fund owned 99.3% Class NAV shares of the fund on January 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $894,825,485 and $1,793,588,827, respectively, for the six months ended January 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $45,809,625 and $175,914,901, respectively, for the six months ended January 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2018, funds within the John Hancock group of funds complex held 17.5% of the fund's net assets. As of January 31, 2018, no affiliated funds owned 5% or more of the fund's net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       80

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       81

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF431080	395SA 1/18 3/18

ITEM 2. CODE OF ETHICS.

(a)Not Applicable
(b)Not Applicable
(c)Not Applicable
(d)Not Applicable
(e)Not Applicable
(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Not Applicable
(e) Not Applicable
(f) Not Applicable.
(g) Not Applicable
(h) Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included with Item 1.
(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew G. Arnott
Andrew G. Arnott
President
Date: March 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew G. Arnott
Andrew G. Arnott
President
Date: March 19, 2018

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: March 19, 2018